This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

Filed Pursuant to Rule 497
Securities Act File No. 333-216138

SUBJECT TO COMPLETION, DATED August 16, 2017

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated April 3, 2017)

$30,000,000

Stellus Capital Investment Corporation

% Notes due 2022

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies.

We are offering $     in aggregate principal amount of     % notes due 2022, which we refer to as the Notes. The Notes will mature on         , 2022. We will pay interest on the Notes on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2017. We may redeem the Notes in whole or in part at any time or from time to time on or after     , at the redemption price of par, plus accrued and unpaid interest, as discussed under the caption “Specific Terms of the Notes and the Offering — Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 6.50% Notes due 2019 (the “6.50% Notes”). Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and financing vehicles, including under our credit facility, since the Notes are obligations exclusively of Stellus Capital Investment Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

As of the offering date of the Notes, the Notes will rank pari passu with, which means equal to, $25.0 million principal amount of our 6.50% Notes, plus accrued and unpaid interest. The Notes will also rank pari passu with, which means equal to, our general liabilities. In total, these general liabilities were approximately $30.3 million as of June 30, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

We intend to list the Notes on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “SCA.” The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

This prospectus supplement and the accompanying prospectus, contain important information you should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027, Attention: Investor Relations, or by calling us collect at (713) 292-5400 or on our website at www.stelluscapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus supplement, and the accompanying prospectus.

We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

Investing in the Notes involves a high degree of risk. Before buying any Notes, you should read the discussion of the material risks of investing in the Notes in “Supplementary Risk Factors” beginning on page S-17 in this prospectus supplement and “Risk Factors” on page 17 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds to us before expenses(1)	$	$

(1)	Before deducting expenses payable by us related to this offering, estimated at $250,000.

The underwriters may also purchase up to an additional $4,500,000 total aggregate principal amount of Notes offered hereby, to cover over-allotments, if any, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $      , the total underwriting discount (sales load) paid by us will be $      , and total proceeds, before expenses, will be $      .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about         , 2017.

Keefe, Bruyette & Woods

                                        A Stifel Company

Janney Montgomery Scott	Ladenburg Thalmann

BB&T Capital Markets	Oppenheimer & Co.

The date of this prospectus supplement is           , 2017

Prospectus Supplement

Prospectus

i

ii

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of the Notes we are offering and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the securities which we may offer from time to time, some of which may not apply to the Notes offered by this prospectus supplement. For information about the Notes, see “Summary of the Specific Terms of the Notes and the Offering” and “Description of the Notes” in this prospectus supplement and “Description of Our Debt Securities” in the accompanying prospectus.

If information varies between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THEIR RESPECTIVE DATES, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SECURITIES. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

SUMMARY OF THE SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section and the “Description of the Notes” section in this prospectus supplement outline the specific legal and financial terms of the Notes. You should read this section and the “Description of the Notes” section in this prospectus supplement together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer
Stellus Capital Investment Corporation
Title of the securities
% Notes due 2022
Initial aggregate principal amount being offered
$30,000,000
Over-allotment option
The underwriters may also purchase from us up to an additional $4,500,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the date of this prospectus supplement.
Initial public offering price
100% of the aggregate principal amount
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York City as we may designate.
Type of Note
Fixed rate note
Listing
We intend to list the Notes on the New York Stock Exchange, or the NYSE, within 30 days of the original issue date under the trading symbol “SCA.”
Interest Rate
% per year
Day count basis
360-day year of twelve 30-day months
Original issue date
, 2017
Stated maturity date
, 2022
Date interest starts accruing
, 2017
Interest payment dates
Every March 15, June 15, September 15 and December 15 commencing December 15, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including , 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest
Every March 1, June 1, September 1 and December 1 commencing December 1, 2017

Specified currency
U.S. Dollars
Place of payment
New York City
Ranking of Notes
The Notes will be our direct unsecured obligations and will rank:
• pari passu, or equal, with our future unsecured indebtedness, including our 6.50% Notes, of which $25.0 million in aggregate principal amount was outstanding as of August 14, 2017;
• senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our $195.0 million senior secured revolving credit facility, or the Credit Facility, of which $71.5 million was outstanding as of August 14, 2017; and

• structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.
Denominations
We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. Before redeeming any Notes, we would have to comply with certain requirements under our Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Sinking fund
The Notes will not be subject to any sinking fund.
Repayment at option of holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes.
Covenant Defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless would be guaranteed to receive the principal and interest owed to them.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar and Transfer Agent
U.S. Bank National Association
Other covenants
In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage” in the accompanying prospectus.

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and (ii) the exception set forth below, despite the fact that we are not currently subject to such provisions of the 1940 Act and will not be subject to such provisions as a result of this offering, except that we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary in order for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and, provided that, any such prohibition will not apply until such time as our asset coverage has been below the minimum asset coverage required pursuant to clause (i) above for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Events of default
You will have rights if an Event of Default occurs with respect to the Notes. The term “Event of Default” in respect of the Notes means any of the following:
• We do not pay the principal of (or premium, if any, on) any Note within five days of its due date.
• We do not pay interest on any Note when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the Notes.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

• On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, after giving effect to any exemptive relief granted to us by the SEC.
Further issuances
We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.
Use of proceeds
We estimate that the net proceeds we will receive from the sale of the $30,000,000 aggregate principal amount of Notes in this offering will be approximately $28,850,000 (or approximately $33,215,000 if the underwriters fully exercise their over-allotment option), in each case assuming a public offering price of 100% of par, after deducting the underwriting discount of $900,000 (or approximately $1,035,000 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $250,000 payable by us.
We intend to use the net proceeds from this offering to redeem all of the outstanding 6.50% Notes. As of August 14, 2017, we had outstanding 6.50% Notes with an aggregate principal amount of $25.0 million plus accrued and unpaid interest. If there are any remaining net proceeds after redeeming the 6.50% Notes, we will use such remaining net proceeds to repay borrowings under our Credit Facility. As of August 14, 2017, we had $71.5 million outstanding under the Credit Facility. The Credit Facility has a maturity date of October 1, 2018. Borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 2.625% with no LIBOR floor. See “Use of Proceeds” in this prospectus supplement for more information.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this this prospectus supplement and the accompanying prospectus may include, but are not limited to, statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with Stellus Capital Management;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of Stellus Capital Management to locate suitable investments for us and to monitor and administer our investments;
•	the ability of Stellus Capital Management to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and
•	the effect of future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or RICs.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us on the date of this prospectus supplement and the accompanying prospectus and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement and the accompanying prospectus, if any.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus carefully. Except as otherwise indicated, the terms “we,” “us,” “our,” and the “Company” refer to Stellus Capital Investment Corporation; and “Stellus Capital Management” refers to our investment adviser and administrator, Stellus Capital Management, LLC.

Stellus Capital Investment Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We originate and invest primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. Unitranche debt is typically structured as first lien loans with certain risk characteristics of second lien debt. Mezzanine debt includes senior unsecured and subordinated loans.

Our investment activities are managed by our investment adviser, Stellus Capital Management, an investment advisory firm led by Robert T. Ladd and its other senior investment professionals. We source investments primarily through the extensive network of relationships that the senior investment professionals of Stellus Capital Management have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating which is often referred to as “junk.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation. We seek to achieve our investment objective by:

•	accessing the extensive origination channels that have been developed and established by the Stellus Capital Management investment team that include long-standing relationships with private equity firms, commercial banks, investment banks and other financial services firms;
•	investing in what we believe to be companies with strong business fundamentals, generally within our core middle-market company focus;
•	focusing on a variety of industry sectors, including business services, energy, general industrial, government services, healthcare, software and specialty finance;
•	focusing primarily on directly originated transactions;
•	applying the disciplined underwriting standards that the Stellus Capital Management investment team has developed over their extensive investing careers; and
•	capitalizing upon the experience and resources of the Stellus Capital Management investment team to monitor our investments.

In addition, we received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with private credit funds managed by Stellus Capital Management that have an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of our securities and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowings.

We have elected and qualified to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute (or that we are deemed to distribute) to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

SBIC License

Our wholly owned subsidiary holds a license from the Small Business Administration, or SBA, to operate as a small business investment company, or SBIC. Our wholly-owned SBIC subsidiary’s SBIC license allows it to obtain leverage by issuing SBA-guaranteed debentures (the “SBA Debentures”) up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. As of June 30, 2017, the SBIC subsidiary had $38.0 million of regulatory capital as such term is defined by the SBA, and has received commitments from the SBA of $65.0 million. As of June 30, 2017, the SBIC subsidiary had $65 million of SBA Debentures outstanding. The principal amount of SBA Debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA Debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities. We believe that the SBA Debentures are an attractive source of debt capital.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $117.0 million (based on current regulatory capital, as such term is defined by the SBA, of $58.5 million) more than we would otherwise be able to absent the receipt of this exemptive relief.

Portfolio Composition

Our investments generally range in size from $5 million to $30 million, and we may also selectively invest in larger positions, and we generally expect that the size of our positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

The following table provides a summary of our portfolio investments as of June 30, 2017:

As of June 30, 2017 ($ in millions)
Number of portfolio companies	46
Fair value(a)	$337.4
Cost	$330.3
% of portfolio at fair value – first lien debt	23.6%
% of portfolio at fair value – second lien debt	46.1%
% of portfolio at fair value – mezzanine debt	22.9%
% of portfolio at fair value – equity	7.4%
Weighted-average annual yield(b)	11.3%

(a)	As of June 30, 2017, $215.5 million of our debt investments at fair value were at floating interest rates, which represented approximately 69% of our total portfolio of debt investments at fair value. As of June 30, 2017, $97.0 million of our debt investments at fair value were at fixed interest rates, which represented approximately 31% of our total portfolio of debt investments at fair value.
(b)	The weighted average yield on all of our debt investments as of June 30, 2017, was approximately 11.3%, of which approximately 10.8% was current cash interest. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. There can be no assurance that the weighted average yield will remain at their current level.

Leverage

Credit Facility.  On November 7, 2012, we entered into a revolving credit facility, or the Credit Facility, with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120.0 million on a committed basis with an accordion feature that allows us to increase the aggregate commitments up to $195.0 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. We pay unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018. As of June 30, 2017, we had approximately $38.4 million outstanding under the Credit Facility.

6.50% Notes.  On May 5, 2014, we closed a public offering of $25.0 million in aggregate principal amount of 6.50% Notes, or the Notes. The Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2016. The Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. As of June 30, 2017, we had $25.0 million of the Notes outstanding. We intend to redeem all outstanding 6.50% Notes with the net proceeds of this offering. See “Use of Proceeds.”

SBA Debentures.  Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue SBA Debentures at favorable interest rates. As of June 30, 2017, the SBIC subsidiary had $65.0 million of SBA Debentures outstanding.

Stellus Capital Management

Stellus Capital Management manages our investment activities and is responsible for analyzing investment opportunities, conducting research and performing due diligence on potential investments, negotiating and structuring our investments, originating prospective investments and monitoring our investments and portfolio companies on an ongoing basis.

The senior investment professionals of Stellus Capital Management have an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. The Stellus Capital Management investment team continues to provide investment sub-advisory services to D. E. Shaw & Co., L.P. and its associated investment funds, or the D. E. Shaw group, with respect to an approximately $150.0 million investment portfolio as of June 30, 2017 in middle-market companies pursuant to sub-advisory arrangements.

In addition to serving as our investment adviser and the sub-advisor to the D. E. Shaw group as noted above, Stellus Capital Management currently manages a private credit fund that has an investment strategy that is identical to our investment strategy and energy private equity funds. We received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We will not co-invest with the energy private equity funds, as the energy private equity funds focus on predominantly equity-related investments, and we focus on predominantly credit-related investments.

Stellus Capital Management is headquartered in Houston, Texas, and also maintains offices in the Washington, D.C. area and Charlotte, North Carolina.

Market Opportunity

We originate and invest primarily in private middle-market companies through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

Reduced Availability of Capital for Middle-Market Companies.  We believe there are fewer providers of, and less capital available for financing to middle-market companies, as compared to the time period prior to the recent economic downturn. We believe that, as a result of that downturn, many financing providers have chosen to focus on large, liquid corporate loans and managing capital markets transactions rather than lending to middle-market businesses. In addition, we believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of the international capital and liquidity requirements under the Basel III Accords have caused banks to curtail their lending to middle-market-companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Attractive Deal Pricing and Structures.  We believe that the pricing of middle-market debt investments is higher, and the terms of such investments are more conservative, compared to larger liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. These transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

Specialized Lending Requirements.  Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. We believe that several factors render many U.S. financial institutions ill-suited to lend to middle-market companies. For example, based on the experience of Stellus Capital Management’s investment team, lending to middle-market companies in the United States (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies, (b) requires specialized due diligence and underwriting capabilities, and (c) may also require more extensive ongoing monitoring by the lender. We believe that, through Stellus Capital Management, we have the experience and expertise to meet these specialized lending requirements.

Competitive Strengths

We believe that the following competitive strengths will allow us to achieve positive returns for our investors:

Experienced Investment Team.  Through our investment adviser, Stellus Capital Management, we have access to the experience and expertise of the Stellus Capital Management investment team, including its senior investment professionals who have an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. We believe the members of Stellus Capital Management’s investment team are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers. We believe that the experience and demonstrated ability of the Stellus Capital Management investment team to complete transactions enhances the quantity and quality of investment opportunities available to us.

Established, Rigorous Investment and Monitoring Process.  The Stellus Capital Management investment team has developed an extensive review and credit analysis process. Each investment that is reviewed by Stellus Capital Management is brought through a structured, multi-stage approval process. In addition, Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. Stellus Capital Management’s investment and monitoring process and the depth and experience of its investment team should allow it to conduct the type of due diligence and monitoring that enables it to identify and evaluate risks and opportunities.

Demonstrated Ability to Structure Investments Creatively.  Stellus Capital Management has the expertise and ability to structure investments across all levels of a company’s capital structure. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK, interest or some form of equity securities.

Resources of Stellus Capital Management Platform.  We have access to the resources and capabilities of Stellus Capital Management, which has 18 investment professionals, including Robert T. Ladd, Dean D’Angelo, Joshua T. Davis and Todd A. Overbergen, who are supported by six managing directors, two principals, two vice presidents and three analysts. These individuals have developed long-term relationships with middle-market companies, management teams, financial sponsors, lending institutions and deal intermediaries by providing flexible financing throughout the capital structure. We believe that these relationships provide us with a competitive advantage in identifying investment opportunities in our target market. We also expect to benefit from Stellus Capital Management’s due diligence, credit analysis, origination and transaction execution experience and capabilities, including the support provided with respect to those functions by Mr. Huskinson, who serves as our chief financial officer and chief compliance officer, and his staff of eight finance and operations professionals.

Risk Factors

An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Supplementary Risk Factors” beginning on page S-17 of this prospectus supplement and “Risk Factors” beginning on page 17 of the accompanying prospectus to read about factors you should consider before deciding to invest in our securities.

•	We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.
•	Our business model depends to a significant extent upon strong referral relationships. Any inability of Stellus Capital Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
•	There are significant potential conflicts of interest that could negatively affect our investment returns.
•	The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.
•	We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.
•	Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	Because we finance our investments with borrowed money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	Adverse developments in the credit markets may impair our ability to borrow money.
•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.
•	Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.
•	The involvement of our interested directors in the valuation process may create conflicts of interest.
•	There are conflicts related to other arrangements with Stellus Capital Management.
•	If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.
•	Pending legislation may allow us to incur additional leverage.
•	The effect of global climate change may impact the operations of our portfolio companies.
•	Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.
•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and rank pari passu, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us or our general liabilities.

•	The Notes will be structurally subordinated to the indebtedness and other liabilities of any future subsidiaries.
•	The indenture under which the Notes will be issued contains limited protection for holders of the Notes.
•	An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them. Moreover, the Notes are not expected to be rated, which may subject them to greater volatility than rated notes and particularly, greater than similar securities with an investment grade rating.
•	We may choose to redeem the Notes when prevailing interest rates are relatively low.
•	Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
•	Until we redeem the 6.50% Notes on or after the date of the closing of this offering, we may invest the proceeds from this offering in temporary investments, which are expected to provide a lower net return than we hope to achieve from our target investments.
•	Pending legislation may allow us to incur additional leverage.

Conflicts of Interests

We may have conflicts of interest arising out of the investment advisory activities of Stellus Capital Management, including those described below.

Our investment strategy includes investments in secured debt (including first lien, second lien and unitranche) and mezzanine debt (including senior unsecured and subordinated debt), as well as related equity securities of private middle-market companies. Stellus Capital Management also manages, and in the future may manage, other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. For example, Stellus Capital Management currently manages private credit funds that have an investment strategy that is identical to our investment strategy. Stellus Capital Management also provides non-discretionary advisory services to the D. E. Shaw group, pursuant to sub-advisory arrangements, with respect to a private investment fund and a strategy of a private multi-strategy investment fund (collectively with the D. E. Shaw group fund, the “D. E. Shaw group funds”) to which the D. E. Shaw group serves as investment adviser that have an investment strategy similar to our investment strategy. Our investment policies, fee arrangements and other circumstances may vary from those of other investment funds, accounts or investment vehicles managed by Stellus Capital Management.

We have received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than the D. E. Shaw group funds, where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with the private credit funds managed by Stellus Capital Management that have an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

In the course of our investing activities, we pay management and incentive fees to Stellus Capital Management. We have entered into an investment advisory agreement with Stellus Capital Management that provides that these fees are based on the value of our gross assets. Because these fees are based on the value of our gross assets, Stellus Capital Management will benefit when we incur debt or use leverage. This fee structure may encourage Stellus Capital Management to cause us to borrow money to finance additional investments. Our board of directors is charged with protecting our interests by monitoring how Stellus Capital Management addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review Stellus Capital Management’s services and fees as well as its portfolio management decisions and portfolio performance. See “Risk Factors — The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders” in the accompanying prospectus.

Stellus Capital Management may from time to time incur expenses in connection with investments to be made on our behalf and on behalf of other investment funds, accounts and investment vehicles managed by Stellus Capital Management. Stellus Capital Management will allocate such expenses on a pro rata basis according to the participation in a transaction, subject to oversight by our board of directors.

Corporate Information

Our principal executive offices are located at 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027, and our telephone number is (713) 292-5400. We maintain a website located at www.stelluscapital.com (under the Public Investors section). Information on our website is not incorporated into or a part of this prospectus or any accompanying prospectus supplement and you should not consider information on our website to be part of this prospectus or any accompanying prospectus.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering on November 13, 2012, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Recent Developments

Investment Portfolio

On July 3, 2017, we invested an additional $0.06 million in the equity of Apex Environmental Resources Holdings LLC.

On July 7, 2017, we received full repayment on the second lien term loan of Atkins Nutritionals Holdings II, Inc. for proceeds of $8.0 million.

On July 14, 2017, we received full repayment on the unsecured term loan of OG Systems LLC for proceeds of $4.0 million.

On July 26, 2017, we invested $22.5 million in the first lien term loan of Resolute Industrial, LLC, a provider of water and air-cooled services and manufacturer. We also committed to fund a $2.5 million revolver and a $5.75 million delayed draw term loan. Additionally, we invested $0.75 million in the equity of the company.

Credit Facility

The outstanding balance under the Credit Facility as of August 14, 2017 was $71.5 million.

Dividend Declared

On July 7, 2017, our board of directors declared a regular monthly dividend for each of July 2017, August 2017 and September 2017 as follows:

Declared	Ex-Dividend Date	Record Date	Payment Date	Amount per Share
7/7/2017	7/27/2017	7/31/2017	8/15/2017	$0.1133
7/7/2017	8/29/2017	8/31/2017	9/15/2017	$0.1133
7/7/2017	9/28/2017	9/29/2017	10/13/2017	$0.1133

On July 10, 2017, The New York Stock Exchange announced a change beginning with record date of September 7, 2017, going forward. Ex-dividend dates were changed from two to one business day prior to the record date. Based on this change, the correct ex-dividend date for the September 29, 2017 record date is September 28, 2017, instead of September 27, 2017 as reported in our July 10, 2017 press release.

SUPPLEMENTARY RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected, and consequently, our ability to repay principal and pay interest on the Notes could be materially affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure, or trading markets similar to ours.

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have incurred or may incur in the future and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of any of current subsidiaries or subsidiaries we may form in the future and will rank equally in right of payment of our future unsubordinated, unsecured senior indebtedness. As a result, the Notes are effectively subordinated to any secured indebtedness we or our current subsidiaries or subsidiaries we may form in the future have currently incurred as of the date of this prospectus supplement and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our current subsidiaries or of any future subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of August 14, 2017 we had $71.5 million outstanding under the Credit Facility. The indebtedness under the Credit Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

As of the offering date of the Notes, the Notes will rank pari passu with, which means equal to, approximately $54.6 million in aggregate principal amount of our 6.50% Notes, plus accrued interest. The Notes will also rank pari passu with our general liabilities. In total, these general liabilities were approximately $30.3 million as of June 30, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our current subsidiaries or any future subsidiaries.

The Notes are obligations exclusively of Stellus Capital Investment Corporation and not of our current subsidiaries or any that we may have in the future. None of our current or future subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including claims under our SBA Debentures, claims of trade creditors and holders of preferred stock, of our current subsidiaries or future subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our current subsidiaries or future subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness, including any future SBA Debentures, claims or trade creditors and holders of preferred stock, and other liabilities of any of our current subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our current subsidiaries or future subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and (ii) the exception set forth below, despite the fact that we are not currently subject to such provisions of the 1940 Act in connection with the offer and sale of the Notes, except that we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary in order for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and, provided that, any such prohibition will not apply until such time as our asset coverage has been below the minimum asset coverage required pursuant to clause (i) above for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture governing the Notes will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our current or any future subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under “Description of the Notes — Events of Default.”

Our ability to recapitalize, incur additional debt (including additional debt that matures sooner than the Notes) and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

There is no existing trading market for the Notes, and even if NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them. Moreover, the Notes are not expected to be rated, which may subject them to greater volatility than rated notes and particularly, greater than similar securities with an investment grade rating.

The Notes are a new issue of debt securities for which there currently is no trading market. We intend to list the Notes on the NYSE within 30 days of the original issue date under the symbol “SCA.” Although we expect the Notes to be listed on the NYSE, we cannot provide any assurances that the listing will be approved, and even if the listing is approved, that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The Notes are not currently expected to be rated which would impact their trading and subject them to greater price volatility. To the extent they are rated and received a non-investment grade rating, their price and trading activity could be negatively impacted. Moreover, if a rating agency assigns the Notes a non-investment grade rating, the Notes may be subject to greater price volatility than securities of similar maturity with an investment grade rating. Certain of the underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that the Notes will be approved for listing on the NYSE, that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after        we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, and we were to redeem the Notes, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Our amount of debt outstanding may increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

As of August 14, 2017, we had approximately $71.5 million of indebtedness outstanding under the Credit Facility. Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Credit Facility), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Until we redeem the 6.50% Notes on or after the date of the closing of this offering, we may invest the proceeds from this offering in temporary investments, which are expected to provide a lower net return than we hope to achieve from our target investments.

We expect to use the net proceeds from this offering to redeem all of the outstanding indebtedness under the 6.50% Notes, which, as of August 14, 2017, amounts to $25.0 million plus accrued and unpaid interest. We may invest the proceeds from this offering in temporary investments (including cash, cash equivalents, and U.S. government securities and other high quality debt investments that mature in one year or less) until we redeem the 6.50% Notes. Such temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our Adviser will not be reduced while our assets are invested in such temporary investments.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets).

The Financial CHOICE Act of 2017, which was passed by the U.S. House of Representatives in June 2017, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $30,000,000 aggregate principal amount of Notes in this offering will be approximately $28,850,000 (or approximately $33,215,000 if the underwriters fully exercise their over-allotment option), in each case, assuming a public offering price of 100% of par, after deducting the underwriting discount of $900,000 (or approximately $1,035,000 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $250,000 payable by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds from this offering to redeem all of the outstanding 6.50% Notes. As of August 14, 2017, we had outstanding 6.50% Notes with an aggregate principal amount of $25.0 million plus accrued and unpaid interest. If there are any remaining net proceeds after redeeming the 6.50% Notes, we will use such remaining net proceeds to repay borrowings under our Credit Facility. As of August 14, 2017, we had $71.5 million outstanding under the Credit Facility. The Credit Facility has a maturity date of October 1, 2018. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. We pay unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. An affiliate of Keefe, Bruyette & Woods, Inc. is a lender under our Credit Facility. Accordingly, the affiliate of such underwriter will receive a portion of the net proceeds from this offering. See “Underwriting.” Pending such use, we will invest the net proceeds of this offering primarily in short-term securities consistent with our BDC election and our qualification as a RIC for U.S. federal income tax purposes. See “Regulation — Temporary Investments” in the accompanying prospectus.

We anticipate that substantially all of the net proceeds from this offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2017:

•	on an actual basis; and
•	on an as adjusted basis to reflect the sale of $30.0 million aggregate principal amount of Notes in this offering (assuming no exercise of the overallotment option), after deducting the underwriting discounts and commissions of $900,000 payable by us and estimated offering expenses of approximately $250,000 payable by us and to reflect the use of proceeds from this offering.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2017
	Actual	As Adjusted
	(Unaudited)
Assets
Cash and cash equivalents	$6,953,303	$6,953,303
Investments, at fair value	$337,370,312	$337,370,312
Other assets	$4,318,889	$4,318,889
Total assets	$348,642,504	$348,642,504
Liabilities:
Credit Facility (net of deferred financing costs)(1)	$38,418,389	$34,223,136
6.50% Notes Payable (net of deferred financing costs)	$24,654,747	$—
Notes Payable (net of deferred financing costs)(2)	$—	$28,850,000
SBA Debentures (net of deferred financing costs)	$63,503,349	$63,503,349
Other liabilities	$5,612,846	$5,612,846
Total liabilities	$132,189,331	$132,189,331
Stockholder’s equity:
Common stock, par value $0.001 per share (200,000,000 shares authorized; 15,642,457 shares issued and outstanding, actual; 12,479,959 shares issued and outstanding, as adjusted)	$15,642	$15,642
Paid-in capital	$224,052,179	$224,052,179
Accumulated net realized loss	$(13,801,668)	$(13,801,668)
Distributions in excess of net investment income	$(912,456)	$(912,456)
Net unrealized appreciation on investments and cash equivalents, net of provision for taxes of $0	$7,099,476	$7,099,476
Total stockholders’ equity	$216,453,173	$216,453,173
Total liabilities and stockholders’ equity	$348,642,504	$348,642,504
Net asset value per share	$13.84	$13.84

(1)	As of August 14, 2017, we had approximately $71.5 million outstanding under the Credit Facility. This table has not been adjusted to reflect the change in our outstanding borrowings under the Credit Facility subsequent to June 30, 2017.
(2)	Excludes up to $4.5 million Notes issuable by us upon exercise of the underwriters’ over-allotment option.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data for the years ended December 31, 2016, 2015, 2014, 2013 and the period from Inception (May 18, 2012) through December 31, 2012 was derived from our financial statements which have been audited by Grant Thornton, LLP, our independent registered public accounting firm, and the selected financial data for the six-months ended June 30, 2017 and 2016 is derived from our unaudited financial statements but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

Statement of Operations Data:	For the six-months ended June 30, 2017	For the six-months ended June 30, 2016	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the period from Inception (May 18, 2012) through December 31, 2012
Total investment income	$20,258,345	$19,091,002	$39,490,197	$35,158,559	$32,324,847	$29,400,736	$3,696,432
Total expenses, net of fee waiver	$11,176,259	$11,046,610	$22,177,996	$18,611,431	$15,812,750	$13,389,007	$2,392,076
Net investment income	$9,082,086	$8,044,392	$17,312,201	$16,547,128	$16,512,097	$16,011,729	$1,304,356
Net increase in net assets resulting from operations	$12,069,518	$7,553,769	$23,199,062	$7,670,536	$10,179,142	$17,544,997	$1,298,424
Per Share Data:
Net asset value	$13.84	$13.12	$13.69	$13.19	$13.94	$14.54	$14.45
Net investment income	$0.65	$0.64	$1.39	$1.33	$1.34	$1.33	$0.11
Net increase in net assets resulting from operations	$0.87	$0.61	$1.86	$0.61	$0.83	$1.45	$0.11
Distributions declared	$0.68	$0.68	$1.36	$1.36	$1.36	$1.43	$0.18

Balance Sheet Data:	At June 30, 2017	At June 30, 2016	At December 31, 2016	At December 31, 2015	At December 31, 2014	At December 31, 2013	At December 31, 2012
Investments at fair value	$337,370,312	$350,809,617	$365,625,891	$349,017,697	$315,965,434	$277,504,510	$195,451,256
Cash and cash equivalents	$6,953,303	$10,834,194	$9,194,129	$10,875,790	$2,046,563	$13,663,542	$62,131,686
Total assets(2)	$348,642,504	$366,138,817	$379,878,729	$365,368,412	$323,776,402	$296,541,900	$260,595,157
Total liabilities(2)	$132,189,331	$202,418,316	$208,996,944	$200,717,308	$149,826,950	$120,650,386	$86,749,202
Total net assets	$216,453,173	$163,720,501	$170,881,785	$164,651,104	$173,949,452	$175,891,514	$173,845,955
Other Data:
Number of portfolio companies at period end	46	42	45	39	32	26	15
Weighted average yield on debt investments at period end(1)	11.3%	10.7%	11.0%	10.6%	10.9%	11.4%	12.5%

(1)	Computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.
(2)	ASU No. 2015-03 — Simplifying the Presentation of Debt Issuance Costs was effective for the quarter ended June 30, 2017. Total assets and total liabilities for the periods prior to the effective date have been modified from their respective filings to conform to this presentation.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our Consolidated Financial Statements, including the notes to those statements, included in this prospectus supplement and the accompanying prospectus.

	Six Months Ended June 30, 2017	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Earning to Fixed Charges(1)	4.1	4.0	2.2	2.8	6.6	5.6

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We were organized as a Maryland corporation on May 18, 2012, and formally commenced operations on November 7, 2012. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies.

We are an externally managed, non-diversified, closed-end investment management company that has elected to be regulated as a BDC under the 1940 Act. The Company’s investment activities are managed by its investment advisor, Stellus Capital Management, LLC. As a BDC, we are required to comply with certain regulatory requirements.

For instance, as a BDC, we may not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal of business in the United States.

We have elected to be treated for U.S. federal tax purposes as a RIC under Subchapter M of the Code. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. As of June 30, 2017, we were in compliance with the RIC requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income we distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

We originate and invest primarily in privately-held middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of June 30, 2017, we had $337.4 million (at fair value) invested in 46 portfolio companies. As of June 30, 2017, our portfolio included approximately 24% of first lien debt, 46% of second lien debt, 23% of mezzanine debt and 7% of equity investments at fair value. The composition of our investments at cost and fair value as of June 30, 2017 was as follows:

	Cost	Fair Value
Senior Secured – First Lien(a)	$79,199,390	$79,569,800
Senior Secured – Second Lien	155,692,613	155,707,188
Unsecured Debt	77,029,784	77,273,279
Equity	18,349,050	24,820,045
Total Investments	$330,270,837	$337,370,312

As of December 31, 2016, we had $365.6 million (at fair value) invested in 45 portfolio companies. As of December 31, 2016, our portfolio included approximately 31% of first lien debt, 45% of second lien debt, 19% of mezzanine debt and 5% of equity investments at fair value. The composition of our investments at cost and fair value as of December 31, 2016 was as follows:

	Cost	Fair Value
Senior Secured – First Lien(a)	$113,264,200	$113,482,205
Senior Secured – Second Lien	163,112,172	162,486,388
Unsecured Debt	70,919,986	70,725,412
Equity	14,920,893	18,931,886
Total Investments	$362,217,251	$365,625,891

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms and conditions of the underlying loan agreements. As of June 30, 2017 and December 31, 2016, we had three and two such investments, respectively, with aggregate unfunded commitments of $2.4 million and $1.9 million, respectively.

The following is a summary of geographical concentration of our investment portfolio as of June 30, 2017:

	Cost	Fair Value	% of Total Investments
Texas	79,383,012	79,231,241	23.48%
New York	49,402,400	49,674,931	14.72%
Colorado	27,909,605	30,150,000	8.94%
Massachusetts	22,499,812	22,777,850	6.75%
California	22,562,866	22,550,357	6.68%
New Jersey	20,908,609	20,867,420	6.19%
North Carolina	12,851,355	12,925,000	3.83%
Tennessee	12,324,273	12,350,000	3.66%
Ohio	9,938,681	10,443,640	3.10%
Missouri	9,138,777	9,500,000	2.82%
Puerto Rico	8,716,485	8,139,833	2.41%
Pennsylvania	7,834,071	8,040,937	2.38%
Georgia	5,924,872	7,900,000	2.34%
Arkansas	7,446,768	7,603,807	2.25%
Illinois	6,699,238	7,463,750	2.21%
Canada	6,775,432	6,841,739	2.03%
Minnesota	5,690,178	5,670,800	1.68%
Washington	4,165,519	4,332,500	1.28%
Virginia	4,036,449	4,108,288	1.22%
Arizona	3,321,055	3,386,969	1.00%
Alabama	1,206,682	1,850,000	0.55%
Utah	1,292,394	1,191,250	0.35%
Florida	242,304	370,000	0.11%
	$330,270,837	$337,370,312	100.00%

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Texas	$74,433,626	$73,576,277	20.13%
New York	42,102,392	41,930,666	11.47%
Colorado	27,855,053	28,979,651	7.93%
California	28,298,845	28,606,727	7.82%
Massachusetts	22,467,254	22,944,663	6.28%
Georgia	20,626,735	22,469,217	6.15%
New Jersey	20,710,728	20,804,704	5.69%
Illinois	17,554,821	17,590,281	4.81%
Alabama	16,191,841	16,584,379	4.54%
Missouri	14,096,725	14,441,599	3.95%
Tennessee	12,310,883	12,045,701	3.29%
Arkansas	9,912,815	10,102,283	2.76%
Pennsylvania	8,035,182	8,301,104	2.27%
Puerto Rico	8,712,537	8,229,054	2.25%
Florida	7,453,847	7,431,820	2.03%
Canada	6,765,448	6,692,648	1.83%
Minnesota	6,362,834	6,374,800	1.74%
North Carolina	4,920,321	5,000,000	1.37%
Washington	4,158,696	4,211,990	1.15%
Virginia	4,029,530	4,060,519	1.11%
Arizona	3,408,099	3,410,583	0.93%
Utah	1,291,083	1,311,789	0.36%
Ohio	517,956	525,436	0.14%
	$362,217,251	365,625,891	100%

The following is a summary of industry concentration of our investment portfolio as of June 30, 2017:

	Cost	Fair Value	% of Total Investments
Healthcare & Pharmaceuticals	$51,622,001	53,209,273	15.77%
Finance	45,901,277	47,240,000	14.00%
Software	36,251,622	36,840,350	10.92%
Chemicals, Plastics, & Rubber	20,793,627	21,050,480	6.24%
Construction & Building	20,375,055	20,406,045	6.05%
Retail	18,802,798	18,612,777	5.52%
Education	17,342,544	17,375,000	5.15%
Consumer Goods: Durable	16,549,631	16,780,036	4.97%
High Tech Industries	16,507,158	15,823,750	4.69%
Media: Broadcasting & Subscription	14,439,189	15,655,886	4.64%
Beverage, Food, & Tobacco	11,901,499	11,891,250	3.52%
Services: Business	9,407,872	11,440,000	3.39%
Automotive	7,834,071	8,040,937	2.38%
Telecommunications	7,962,247	7,590,000	2.25%
Transportation: Cargo	6,775,432	6,841,739	2.03%
Capital Equipment	6,728,348	6,759,532	2.00%
Energy: Oil & Gas	6,758,305	6,730,000	1.99%
FIRE: Insurance	5,403,312	5,475,000	1.62%
Services: Government	4,036,449	4,108,288	1.22%
Hotel, Gaming, & Leisure	3,321,055	3,386,969	1.00%
Environmental Industries	615,042	1,120,000	0.33%
Services: Consumer	942,304	993,000	0.29%
	$330,270,837	$337,370,312	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Finance	$56,663,586	$57,504,930	15.73%
Software	36,199,915	36,730,618	10.05%
Media: Broadcasting & Subscription	36,001,876	36,637,803	10.02%
Healthcare & Pharmaceuticals	35,002,051	35,583,505	9.73%
Services: Business	24,105,217	25,884,879	7.08%
Chemicals, Plastics, & Rubber	20,763,612	21,165,542	5.79%
Consumer goods: Durable	18,957,486	19,146,954	5.24%
Retail	18,973,041	19,095,787	5.22%
Education	17,325,046	17,498,701	4.79%
Telecommunications	16,403,791	16,009,390	4.38%
High Tech Industries	16,486,738	15,382,000	4.21%
Consumer Goods: Non-durable	12,437,795	12,700,000	3.47%
Beverage, Food, & Tobacco	11,881,630	11,991,250	3.28%
Automotive	8,035,182	8,301,104	2.27%
Services: Consumer	8,453,847	8,153,879	2.23%
Transportation: Cargo	6,765,448	6,692,648	1.83%
Energy: Oil & Gas	7,320,058	6,654,662	1.82%
Services: Government	4,029,530	4,060,519	1.11%
Hotel, Gaming, & Leisure	3,408,099	3,410,583	0.93%
Construction & Building	2,485,347	2,495,701	0.68%
Environmental Industries	517,956	525,436	0.14%
	$362,217,251	365,625,891	100.00%

At June 30, 2017, our average portfolio company investment at amortized cost and fair value was approximately $7.2 million and $7.3 million, respectively, and our largest portfolio company investment at amortized cost and fair value was approximately $22.5 million and $22.8 million, respectively. At December 31, 2016, our average portfolio company investment at amortized cost and fair value was approximately $8.0 million and $8.1 million, respectively, and our largest portfolio company investment at amortized cost and fair value was approximately $22.5 million and $22.9 million, respectively.

At June 30, 2017, 69% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 31% bore interest at fixed rates. At December 31, 2016, 77% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 23% bore interest at fixed rates.

The weighted average yield on all of our debt investments as of June 30, 2017 and December 31, 2016 was 11.3% and 11.0%, respectively. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount. Approximately 10.8% of our weighted average yield was current cash interest.

As of June 30, 2017 and December 31, 2016, we had cash and cash equivalents of $7.0 million and $9.2 million, respectively.

Investment Activity

During the six months ended June 30, 2017, we made an aggregate of $48.0 million of investments in six new portfolio companies and three existing portfolio companies. During the six months ended June 30, 2017, we received an aggregate of $80.0 million in proceeds from repayments of our investments, including $5.0 million from amortization of certain investments. In addition, we realized a $0.8 million loss on conversion of our term loan in Glori Energy Production, Inc. to equity, which has a cost basis of $1.0 million at June 30, 2017.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital required by middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, Stellus Capital uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our investment portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment category:

•	Investment Category 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
•	Investment Category 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.
•	Investment Category 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.
•	Investment Category 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which some loss of return but no loss of principal is expected.
•	Investment Category 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

	As of June 30, 2017			As of December 31, 2016
	(dollars in millions)			(dollars in millions)
Investment Category	Fair Value	% of Total Portfolio	Number of Portfolio Companies	Fair Value	% of Total Portfolio	Number of Portfolio Companies
1	$57.5	17%	9	$73.5	20%	6
2	236.9	70%	30	239.8	66%	32
3	41.4	13%	5	50.7	14%	5
4	1.0	—%	1	0.9	—%	1
5	0.6	—%	1	1	—%	1
Total	$337.4	100%	46	$365.6	100%	45

Loans and Debt Securities on Non-Accrual Status

We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. As of June 30, 2017, we had one loan on non-accrual status which represented approximately 2.1% of our loan portfolio at cost and 1.9% at fair value. As of December 31, 2016, we had two loans on non-accrual status, which represented approximately 0.7% of our loan portfolio at cost and 0.4% at fair value.

Results of Operations

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, except for loans booked at a discount to account for origination fees. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of the Three Months and Six Months Ended June 30, 2017 and 2016

Revenues

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay payment in-kind, or PIK interest. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees.

The following shows the breakdown of investment income for the three and six months ended June 30, 2017 and 2016 (in millions).

	Three months ended June 30,		Six months ended June 30,
	(dollars in millions)		(dollars in millions)
	2017	2016	2017	2016
Interest income	$9.5	$9.2	$19.0	$18.6
PIK interest	0.1	0.1	0.2	0.1
Miscellaneous fees	0.8	0.3	1.1	0.4
Total	$10.4	$9.6	$20.3	$19.1

The increases in total income from the respective periods were due to the growth in the overall investment portfolio as well as prepayment premiums from the early repayment of certain investments.

Expenses

Our primary operating expenses include the payment of fees to Stellus Capital under the investment advisory agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which may include:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;
•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	base management and incentive fees;

•	administration fees and expenses, if any, payable under the administration agreement (including our allocable portion of Stellus Capital’s overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or Stellus Capital in connection with administering our business.

The following shows the breakdown of operating expenses for the three and six months ended June 30, 2017 and 2016 (in millions).

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
	(dollars in millions)		(dollars in millions)
Operating Expenses
Management fees	$1.5	$1.6	$3.1	$3.1
Valuation Fees	—	0.1	0.2	0.2
Administrative services expenses	0.3	0.3	0.6	0.5
Incentive fees	1.2	1.0	2.3	2.0
Professional fees	0.2	0.1	0.5	0.4
Directors’ fees	0.1	0.1	0.2	0.2
Insurance expense	0.1	0.1	0.2	0.2
Interest expense and other fees	1.9	2.0	3.8	3.9
Deferred offering costs	—	0.3	—	0.3
Other general and administrative	0.2	0.1	0.3	0.2
Total Operating Expenses	$5.5	$5.7	$11.2	$11.0

Net Investment Income

For the three months ended June 30, 2017, net investment income was $4.9 million, or $0.32 per common share (based on 15,347,814 weighted-average common shares outstanding at June 30, 2017).

For the three months ended June 30, 2016, net investment income was $3.9 million, or $0.32 per common share (based on 12,479,959 weighted-average common shares outstanding at June 30, 2016).

For the six months ended June 30, 2017, net investment income was $9.1 million, or $0.65 per common share (based on 13,921,808 weighted-average common shares outstanding at June 30, 2017).

For the six months ended June 30, 2016, net investment income was $8.0 million, or $0.64 per common share (based on 12,479,959 weighted-average common shares outstanding at June 30, 2016).

Net Realized Gains and Losses

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale or disposition and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

Repayments and sales of investments and amortization of other certain investments for the three months ended June 30, 2017 totaled $40.7 million, there were no realized losses and realized gains were de minimis.

Repayments and sales of investments and amortization of other certain investments for the three months ended June 30, 2016 totaled $15.4 million and net realized gains totaled $1.0 thousand.

Repayments and sales of investments and amortization of other certain investments and a noncash conversion of debt to equity for the six months ended June 30, 2017 totaled $80.0 million, and net realized losses totaled $0.7 million.

Repayments and sales of investments and amortization of other certain investments for the six months ended June 30, 2016 totaled $16.0 million and net realized gains totaled $2 thousand.

Net Change in Unrealized Depreciation of Investments

Net change in unrealized depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation on investments and cash equivalents for the three months ended June 30, 2017 and 2016 totaled $1.1 million and $0.9 million, respectively.

Net change in unrealized appreciation (depreciation) on investments and cash equivalents for the six months ended June 30, 2017 and 2016 totaled $3.7 million and ($0.8) million, respectively.

The increase in the change in unrealized appreciation for the three and six months ended June 30, 2017 was due primarily to general tightening of market interest rate spreads. The increase in the change in unrealized appreciation for the three months ended June 30, 2016 was due to general tightening of market interest rate spreads. The increase in the change in unrealized depreciation for the six months ended June 30, 2016 was due primarily to additional depreciation on our one non-accrual loan and additional depreciation due to general widening of market interest rate spreads.

Net Increase in Net Assets Resulting from Operations

For the three months ended June 30, 2017, net increase in net assets resulting from operations totaled $6.0 million, or $0.39 per common share (based on 15,347,814 weighted-average common shares outstanding at June 30, 2017).

For the three months ended June 30, 2016, net increase in net assets resulting from operations totaled $5.0 million, or $0.41 per common share (based on 12,479,959 weighted-average common shares outstanding at June 30, 2016).

For the six months ended June 30, 2017, net increase in net assets resulting from operations totaled $12.1 million, or $0.87 per common share (based on 13,921,808 weighted-average common shares outstanding at June 30, 2017).

For the six months ended June 30, 2016, net increase in net assets resulting from operations totaled $7.6 million, or $0.61 per common share (based on 12,479,959 weighted-average common shares outstanding at June 30, 2016).

The increase in net assets resulting from operations was primarily the result of (i) an increase in net investment income and (ii) an increase in the net change in unrealized appreciation of investments.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our operating activities provided net cash of $40.9 million for the six months ended June 30, 2017, primarily in connection with the repayment of our investments, some of which was offset by the purchase and origination of new portfolio investments. Our financing activities for the six months ended June 30, 2017 used cash of $43.1 million due to distributions to stockholders and net repayments of our Credit Facility during the period some of which offset by net proceeds from the issuance of common stock.

Our operating activities provided cash of $7.9 million for the six months ended June 30, 2016, primarily in connection with cash interest received and repayments of our investments, which was offset by the purchase and origination of portfolio investments. Our financing activities for the six months ended June 30, 2016 used cash of $8.0 million due to distributions to stockholders during the period.

Liquidity and Capital Resources

Our liquidity and capital resources are derived from the Credit Facility, SBA Debentures, the offering of securities and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. A proposal, approved by our stockholders at our 2017 Annual Meeting of Stockholders, authorizes us to sell shares equal to up to 25% of our outstanding common stock below the then current net asset value per share in one or more offerings. This offer will expire in 2018 on the one year anniversary of our 2017 Annual Meeting of Stockholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. We may use, and expect to continue to use, these capital resources as well as proceeds from turnover within our investment portfolio and from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future public and private equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith. In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. As of June 30, 2017 and December 31, 2016, our asset coverage ratio was 438% and 221%, respectively. At all times during the six months ended June 30, 2017 and year ended December 31, 2016, we were in compliance with the asset coverage requirements. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of June 30, 2017 and December 31, 2016, we had cash and cash equivalents of $7.0 million and $9.2 million, respectively.

Credit Facility

On November 7, 2012, the Company entered the Credit Facility with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120.0 million on a committed basis with an accordion feature that allows the Company to increase the aggregate commitments up to $195.0 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. There can be no assurances that existing lenders will agree to such an increase, or that additional lenders will join the Credit Facility to increase available borrowings.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash not held at the SBIC subsidiary, but excluding short term investments. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity test of at least 85% of adjusted borrowing base, (ii) maintaining an asset coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum shareholder’s equity. As of June 30, 2017, the Company was in compliance with these covenants. Additionally, the Credit Facility requires that the Company meet certain conditions in connection with incurring additional indebtedness under the Credit Facility, including that the Company have a minimum asset coverage ratio of 2.20 to 1.0 immediately after giving effect to such borrowing. As of June 30, 2017, the Company’s asset coverage ratio was 4.38 to 1.0. As of June 30, 2017, these conditions were met.

As of June 30, 2017 and December 31, 2016, the outstanding balance under the Credit Facility was $39.0 million and $116.0 million, respectively. The carrying amount of the amount outstanding under the Credit Facility approximates its fair value. The Company incurred total costs of $3.1 million in connection with obtaining, amending, and maintaining the Credit Facility, which are being amortized over the life of the Credit Facility. As of June 30, 2017 and December 31, 2016, $0.6 million and $0.8 million of such prepaid loan structure fees and administration fees had yet to be amortized, respectively. These prepaid loan fees are presented on our consolidated statement of assets and liabilities as a deduction from the debt liability attributable to the Credit Facility as required by ASU No. 2015-3. See Note 1 to the consolidated financial statements for further discussion.

For the three months ended June 30, 2017, the weighted average effective interest rate under the Credit Facility was approximately 3.7% (approximately 5.1% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $0.7 million for the three months ended June 30, 2017, of which $0.5 million was interest expense, $0.1 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $0.7 million in interest expense and unused commitment fees for the three months ended June 30, 2017. The average borrowings under the Credit Facility for the three months ended June 30, 2017 were $58.6 million.

For the six months ended June 30, 2017, the weighted average effective interest rate under the Credit Facility was approximately 3.6% (approximately 4.4% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $1.8 million for the six months ended June 30, 2017, of which $1.4 million was interest expense, $0.2 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $1.6 million in interest expense and unused commitment fees for the six months ended June 30, 2017. The average borrowings under the Credit Facility for the six months ended June 30, 2017 were $81.6 million.

For the three months ended June 30, 2016, the weighted average effective interest rate under the Credit Facility was approximately 3.1% (approximately 3.7% including commitment and other loan fees).

Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $1.0 million for the three months ended June 30, 2016, of which $0.8 million was interest expense, $0.1 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $0.9 million in interest expense and unused commitment fees for the three months ended June 30, 2016. The average borrowings under the Credit Facility for the three months ended June 30, 2016 were $106.6 million.

For the six months ended June 30, 2016, the weighted average effective interest rate under the Credit Facility was approximately 3.1% (approximately 3.7% including commitment and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense of $2.0 million for the six months ended June 30, 2016, of which $1.7 million was interest expense, $0.2 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $1.7 million in interest expense and unused commitment fees for the six months ended June 30, 2016. The average borrowings under the Credit Facility for the six months ended June 30, 2016 were $108.0 million.

6.50% Notes

On May 5, 2014, the Company closed a public offering of $25.0 million. The 6.50% Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2016. The 6.50% Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. The net proceeds to the Company from the sale of the 6.50% Notes, after underwriting discounts and offering expenses, were approximately $24.1 million. The Company used all of the net proceeds from the offering of 6.50% Notes to repay a portion of the amount outstanding under the Credit Facility. On both June 30, 2017 and December 31, 2016, the carrying amount of the 6.50% Notes was $25.0 million and the fair value of the 6.50% Notes was approximately $26.0 million and $25.2 million, respectively. The 6.50% Notes are listed on New York Stock Exchange under the trading symbol “SCQ”. The fair value of the 6.50% Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to sufficient trading volume.

In connection with the issuance of the 6.50% Notes, we incurred $0.9 million of fees which are being amortized over the term of the 6.50% Notes, of which $0.3 million remains to be amortized. These financing costs are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3.

For the three months ended June 30, 2017, the Company incurred interest and fee expense on the 6.50% Notes of $0.5 million, of which $0.4 million was interest expense and the remainder was amortization of loan fees paid on the 6.50% Notes and administration fees. The Company paid $0.4 million in interest expense on the 6.50% Notes during the period.

For the six months ended June 30, 2017, the Company incurred interest and fee expense on the 6.50% Notes of $0.9 million, of which $0.8 million was interest expense and the remainder was amortization of loan fees paid on the 6.50% Notes and administration fees. The Company paid $0.8 million in interest expense on the 6.50% Notes during the period.

For the three months ended June 30, 2016, the Company incurred interest and fee expense on the 6.50% Notes of $0.5 million, of which $0.4 million was interest expense and the remainder was amortization of loan fees paid on the 6.50% Notes and administration fees. The Company paid $0.4 million in interest expense on the 6.50% Notes during the period.

For the six months ended June 30, 2016, the Company incurred interest and fee expense on the 6.50% Notes of $0.9 million, of which $0.8 million was interest expense and the remainder was amortization of loan fees paid on the 6.50% Notes and administration fees. The Company paid $0.8 million in interest expense on the 6.50% Notes during the period.

The indenture and supplements thereto relating to the 6.50% Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) a requirement to provide financial information to the holders of the notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended.

SBA Debentures

Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue SBA Debentures at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding SBA Debentures subject to a regulatory leverage limit, up to two times the amount of regulatory capital. As of both June 30, 2017 and December 31, 2016, the SBIC subsidiary had $38.0 million in regulatory capital, as such term is defined by the SBA.

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 12, 2014, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $117.0 million more than we would otherwise be able to absent the receipt of this exemptive relief.

On a stand-alone basis, the SBIC subsidiary held $108.3 million and $106.3 million in assets at June 30, 2017 and December 31, 2016, respectively, which accounted for approximately 31.0% and 28.0% of our total consolidated assets, respectively.

SBA Debentures have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. As of both June 30, 2017 and December 31, 2016, the SBIC subsidiary had $65.0 million of SBA Debentures outstanding, which mature ten years from issuance. The first maturity related to the SBA Debentures does not occur until 2025, and the remaining weighted average duration of all of our outstanding SBA Debentures is approximately 8.4 years as of June 30, 2017.

As of June 30, 2017 and December 31, 2016, the carrying amount of the SBA Debentures approximated their fair value. The fair values of the SBA Debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA Debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At June 30, 2017 and December 31, 2016 the SBA Debentures would be deemed to be Level 3, as defined in Note 6 to our consolidated financial statements.

As of June 30, 2017, the Company has incurred $2.2 million in financing costs related to the SBA Debentures. As of June 30, 2017 and December 31, 2016, $1.5 million and $1.7 million of prepaid financing costs had yet to be amortized, respectively. These prepaid loan fees are presented on our consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3.

For the three months ended June 30, 2017, the weighted average effective interest rate for the SBA Debentures was approximately 3.1% (approximately 3.6% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $0.6 million for the three months ended June 30, 2017, of which $0.5 million was interest expense, and the remainder was amortization of loan fees. The Company paid no interest expense during the three months ended June 30, 2017. The average borrowings of SBA Debentures for the three months ended June 30, 2017 were $65.0 million.

For the six months ended June 30, 2017, the weighted average effective interest rate for the SBA Debentures was approximately 3.1% (approximately 3.6% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $1.1 million for the three months ended June 30, 2017, of which $1.0 million was interest expense, and the remainder was amortization of loan fees. The Company paid $1.0 million of interest expense during the six months ended June 30, 2017. The average borrowings of SBA Debentures for the three months ended June 30, 2017 were $65.0 million.

For the three months ended June 30, 2016, the weighted average effective interest rate for the SBA Debentures was approximately 3.1% (approximately 3.6% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $0.6 million for the six months ended June 30, 2016, of which $0.5 million was interest expense, and the remainder was amortization of loan fees. The Company paid no interest expense for the six months ended June 30, 2016. The average borrowings of SBA Debentures for the six months ended June 30, 2016 were $65.0 million.

For the six months ended June 30, 2016, the weighted average effective interest rate for the SBA Debentures was approximately 2.7% (approximately 3.2% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $1.0 million for the six months ended June 30, 2016, of which $0.9 million was interest expense, and the remainder was amortization of loan fees. The Company paid $0.6 million of interest expense for the six months ended June 30, 2016. The average borrowings of SBA Debentures for the six months ended June 30, 2016 were $65.0 million.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2017 and December 31, 2016, our off-balance sheet arrangements consisted of unfunded commitments to provide debt financing to three and two of our portfolio companies respectively totaling $2.4 million and $1.9 million, respectively. The Company maintains sufficient liquidity to fund such unfunded loan commitments (through cash on hand and available borrowings under the Credit Facility) should the need arise.

Regulated Investment Company Status and Dividends

We have elected to be treated as a RIC under Subchapter M of the Code. So long as we maintain our status as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we maintain our qualification as a RIC, we must also satisfy certain distribution requirements each calendar year in order to avoid a federal excise tax on or undistributed earnings of a RIC.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat a distribution of its own stock as counting towards its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash available to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with the Treasury regulations or published guidance.

Recent Accounting Pronouncements

See Note 1 to the consolidated financial statements contained herein for a description of recent accounting pronouncements, if any, including the expected dates of adoption and the anticipated impact on the financial statements.

Critical Accounting Policies

See Note 1 to the consolidated financial statements contained herein for a description of critical accounting policies.

Subsequent Events

Investment Portfolio

On July 3, 2017, the Company invested an additional $0.06 million in the equity of Apex Environmental Resources Holdings LLC.

On July 7, 2017, the Company received full repayment on the second lien term loan of Atkins Nutritionals Holdings II, Inc. for proceeds of $8.0 million.

On July 14, 2017, the Company received full repayment on the unsecured term loan of OG Systems LLC for proceeds of $4.0 million.

On July 26, 2017, the Company invested $22.5 million in the first lien term loan of Resolute Industrial, LLC, a provider of water and air-cooled services and manufacturer. We also committed to fund a $2.5 million revolver and a $5.75 million delayed draw term loan. Additionally, the Company invested $0.75 million in the equity of the company.

SBIC Subsidiary

On July, 25, 2017, the Company contributed additional equity of $20.5 million to the SBIC subsidiary, bringing total regulatory capital contributed to $58.5 million.

Credit Facility

The outstanding balance under the Credit Facility as of August 14, 2017 was $71.5 million.

Dividend Declared

On July 7, 2017, the Company’s board of directors declared a regular monthly dividend for each of July 2017, August 2017 and September 2017 as follows:

Declared	Ex-Dividend Date	Record Date	Payment Date	Amount per Share
7/7/2017	7/27/2017	7/31/2017	8/15/2017	$0.1133
7/7/2017	8/29/2017	8/31/2017	9/15/2017	$0.1133
7/7/2017	9/28/2017	9/29/2017	10/13/2017	$0.1133

On July 10, 2017, the New York Stock Exchange announced a charge beginning with record date September 7, 2017, going forward. Ex-dividend dates were changed from two to one business day prior to the record date. Based on this change, the correct ex-dividend date for September 29, 2017 record date is September 28, 2017, instead of September 27, 2017 as reported in the Company’s July 10, 2017 press release.

DESCRIPTION OF THE NOTES

The Notes will be issued under an indenture and the first supplemental indenture thereto, each dated as of             , 2017, between us and U.S. Bank National Association, as trustee. We refer to the indenture, as well as any supplements thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

We are permitted, under specific conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted by the SEC. See “Risk Factors — Risk Relating to Our Business and Structure — Pending legislation may allow us to incur additional leverage” in the accompanying prospectus. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit distributions to our stockholders or the repurchase of such securities or shares in certain cases, unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

General

The Notes will mature on           , 2022. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is      % per year and will be paid every March 15, June 15, September 15 and December 15, beginning December 15, 2017, and the regular record dates for interest payments will be every March 1, June 1, September 1 and December 1 of each year, beginning December 1, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including             , 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after        upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the corporate trust office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or in a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes, as described later in this subsection. The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of (or premium, if any, on) any Note within five days of its due date.
•	We do not pay interest on any Note when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the Notes.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.
•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the costs, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	the payment of principal of (or premium, if any) or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;
•	impair your right to sue for payment;
•	adversely affect any rights to convert or exchange any note in accordance with its terms;
•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and
•	modify any other material aspect of the indenture dealing with supplemental indentures, modification and waiver of past defaults, reduction of the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the principal amount that would be due and payable on the voting date if the maturity of the Notes were accelerated to that date because of a default, to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. If we achieve covenant defeasance and your Notes were subordinated as described under “Indenture Provisions — Ranking” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debtholders. In order to achieve covenant defeasance, we must do the following:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage” in the accompanying prospectus.
•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and (ii) the exception set forth below, despite the fact that we are not currently subject to such provisions of the 1940 Act and will not be subject to such provisions as a result of this offering, except that we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary in order for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and, provided that, any such prohibition will not apply until such time as our asset coverage has been below the minimum asset coverage required pursuant to clause (i) above for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.
•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be designated as Senior Securities and, therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

As unsecured obligations of the Company designated as Senior Indebtedness under the indenture, the Notes will rank

•	pari passu, or equal, with our future senior unsecured indebtedness;
•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;
•	effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our $195.0 million senior secured revolving credit facility, or the Credit Facility, of which $71.5 million was outstanding as of August 14, 2017; and
•	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

In particular, as designated Senior Indebtedness under the indenture, the Notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the Notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the Notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before the Notes, and all other Senior Indebtedness, are paid in full, the payment or distribution must be paid over to the holders of our Senior Indebtedness, including the Notes, or on their behalf for application to the payment of all Senior Indebtedness, including the Notes, remaining unpaid until all Senior Indebtedness, including the Notes, have been paid in full, after giving effect to any concurrent payment or distribution to the holders of our Senior Indebtedness, including the Notes. Subject to the payment in full of the all Senior Indebtedness, including the Notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of our Senior Indebtedness, including the Notes, to the extent of payments made to the holders of our Senior Indebtedness, including the Notes, out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the Notes, and certain of our senior creditors, may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount of such issue, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the Trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes generally certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This summary discusses only Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar (as defined in Section 985 of the Code). It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes are sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers).

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who, for U.S. federal income tax purposes, is a citizen or resident of the United States;
•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable U.S. Treasury Regulations) to be treated as a domestic trust;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

Taxation of Note Holders

Taxation of U.S. Holders.

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s tax basis in the Note. A U.S. holder’s tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. holders. The deductibility of capital losses is subject to limitations.

Unearned Income Medicare Contribution

A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by certain taxpayers with modified adjusted gross incomes (or adjusted gross incomes, in the case of estates and trusts) above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding

In general, a U.S. holder that is not an “exempt recipient” will be subject to U.S. federal backup withholding tax at the applicable rate (currently 28%) with respect to payments on the Notes and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless the U.S. holder provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate) and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders.

Payments of Interest

Subject to the discussions below under “— Information Reporting and Backup Withholding” and “— Foreign Account Tax Compliance Act,” a non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on interest paid on the Notes as long as that interest is not “effectively connected” with the non-U.S. holder’s conduct of a trade or business within the United States and:

•	the non-U.S. holder does not, directly or indirectly, actually or constructively own 10% or more of the total combined voting power of all classes of our stock entitled to vote;
•	the non-U.S. holder is not a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us, actually or by attribution, through stock ownership;
•	the non-U.S. holder is not a bank receiving the interest pursuant to a loan agreement entered into in the ordinary course of the non-U.S. holder’s trade or business; and
•	either (i) the non-U.S. holder certifies under penalties of perjury on IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)) or IRS Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), as applicable, or a suitable substitute form (or other applicable certificate) that it is not a U.S. person, and provides its name, address and certain other required information or (ii) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Notes on behalf of the non-U.S. holder, certifies under penalties of perjury that the certification referred to in clause (i) has been received from the non-U.S. holder or an intermediate financial institution and furnishes to us a copy thereof.

A non-U.S. holder that does not qualify for exemption from withholding as described above generally will be subject to withholding of U.S. federal income tax at a rate of 30% on payments of interest on the Notes (except as described below with respect to effectively connected income). A non-U.S. holder may be entitled to the benefits of an income tax treaty under which interest on the Notes is subject to a reduced rate of withholding tax or is exempt from U.S. withholding tax, provided the non-U.S. holder furnishes us with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming the reduction or exemption and the non-U.S. holder complies with any other applicable procedures.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that:

•	the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a U.S. “permanent establishment” maintained by the non-U.S. holder); and
•	the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty).

Certain other exceptions may be applicable, and non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

Effectively Connected Income

If interest or gain recognized by a non-U.S. holder on a note is “effectively connected” with the non-U.S. holder’s conduct of a trade or business within the United States, generally, the non-U.S. holder will be exempt from the withholding tax on interest previously discussed if the non-U.S. holder provides us with a properly completed and executed IRS Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is

Effectively Connected With the Conduct of a Trade or Business in the United States) or a suitable substitute or successor form or such other form as the IRS may prescribe, but the Non-U.S. Holder generally will be subject to U.S. federal income tax on such interest or gain as if it were a “United States person” (as defined in the Code). In addition to such U.S. federal income tax, if the non-U.S. holder is treated as a corporation for U.S. federal income tax purposes, such income may be subject to an additional branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate, or such lower rate provided by an applicable income tax treaty.

Information Reporting and Backup Withholding

Under current U.S. Treasury regulations, we must report annually to the IRS and to each non-U.S. holder the amount of interest paid to the non-U.S. holder and the amount of tax withheld, if any, from those payments. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Under some circumstances, U.S. Treasury regulations require backup withholding and additional information reporting on payments of interest and other “reportable payments.” Such backup withholding and additional information reporting will not apply to payments on the Notes made by us or our paying agent to a non-U.S. holder if the certification described above under “— Payments of Interest” is received from the non-U.S. holder.

Backup withholding and information reporting generally will not apply to payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the foreign office of a broker. However, information reporting requirements, and possibly backup withholding, will apply if such broker is, for U.S. federal income tax purposes, a “United States person” (as defined in the Code) or has certain other enumerated connections with the United States, unless such broker has documentary evidence in its records that the non-U.S. holder is not a “U.S. person” (as defined in the Code) and certain other conditions are met, or the non-U.S. holder otherwise establishes an exemption. Payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the U.S. office of a broker are subject to information reporting and backup withholding at the applicable rate unless the non-U.S. holder certifies, under penalties of perjury, that it is not a “United States person” (as defined in the Code) and it satisfies certain other conditions, or the non-U.S. holder otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a non-U.S. holder may be allowed as a credit against such non-U.S. holder’s U.S. federal income tax liability and may entitle such non-U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner.

Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest (including interest on a Note) and dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source interest (such as a Note) or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediary through which it holds the Notes, a beneficial owner could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Holders and beneficial owners should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

Investors should consult their own tax advisors with respect to the particular tax consequences of an investment in the Notes in their individual circumstances, including the possible effect of any pending legislation or proposed regulations.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income that we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
o	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
o	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

To meet the Annual Distribution Requirement, we must annually distribute to our stockholders, as dividends, at least 90% of our net ordinary taxable income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, distributions to our stockholders would not be required, and we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

UNDERWRITING

Keefe Bruyette & Woods, Inc. is acting as the representative of the underwriters of this offering and sole book-running manager of this offering. Subject to the terms and conditions set forth in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriters	Principal Amount of Notes
Keefe, Bruyette & Woods, Inc.	$
Janney Montgomery Scott LLC	$
Ladenberg Thalmann & Co. Inc.	$
BB&T Capital Markets, a division of BB&T Securities, LLC	$
Oppenheimer & Co. Inc.	$
Total		$30,000,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

An underwriting discount of 3.00% per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the over-allotment option.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Note	Without Option	With Option
Public offering price	$	$	$
Sales load (underwriting discount and commission) payable by us	$	$	$
Proceeds, before expenses, to us	$	$	$

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Notes to certain other Financial Industry Regulatory Authority members at the public offering price less a concession not in excess of     % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of     % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The expenses of the offering, not including the underwriting discount, are estimated at $250,000 and are payable by us.

Over-allotment Option

We have granted an option to the underwriters to purchase up to an additional $4,500,000 aggregate principal amount of the Notes offered hereby at the public offering price within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 45 days after the date of this prospectus supplement without first obtaining the written consent of Keefe, Bruyette & Woods, Inc. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. We intend to list the Notes on the NYSE. We expect trading in the Notes on the NYSE to begin within 30 days after the original issue date under the trading symbol “SCA.” Currently there is no public market for the Notes.

We have been advised by certain of the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Electronic Offer, Sale and Distribution of Notes

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Other than the prospectus in electronic format, information contained in any other web site maintained by an underwriter or selling group member is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been endorsed by us and should not be relied on by investors in deciding whether to purchase any Notes.

Other Relationships

An affiliate of Keefe, Bruyette & Woods, Inc. is a lender under our Credit Facility. Accordingly, the affiliate of such underwriter will receive a portion of the net proceeds from this offering. Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our noteholders or any other persons.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions that consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, NY 10019.

Other Jurisdictions

The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

CUSTODIAN AND NOTES TRUSTEE

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. U.S. Bank National Association, our trustee under an indenture and the second supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The corporate trust office address of our trustee is One Federal Street, 10th Floor, Boston, Massachusetts 02110, unless otherwise specified in the indenture.

LEGAL MATTERS

Certain legal matters in connection with this offering will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC 20001. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements, financial highlights and senior securities table of Stellus Capital Investment Corporation included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP’s principal business address is 171 N. Clark Street, Chicago, Illinois, 60601.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, as amended, with respect to the Notes offered by this prospectus supplement. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement.

We also file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.stelluscapital.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement or the accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement or the accompanying prospectus. You may also obtain such information by contacting us in writing at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PART I — FINANCIAL INFORMATION

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2017 (unaudited)	December 31, 2016
ASSETS
Non-controlled, affiliated investments, at fair value (amortized cost of $1,052,185 and $0, respectively)	$980,000	$—
Non-controlled, non-affiliated investments, at fair value (amortized cost of $329,218,652 and $362,217,251, respectively)	336,390,312	365,625,891
Cash and cash equivalents	6,953,303	9,194,129
Interest receivable	4,007,830	4,601,742
Accounts receivable	8,343	748
Prepaid expenses	302,716	456,219
Total Assets	$348,642,504	$379,878,729
LIABILITIES
Notes Payable	$24,654,747	$24,565,891
Credit facility payable	38,418,389	115,171,208
SBA Debentures	63,503,349	63,342,036
Dividends payable	1,772,293	1,413,982
Base management fees payable	1,023,011	1,608,295
Incentive fees payable	1,423,614	1,353,271
Interest payable	888,145	973,812
Unearned revenue	22,288	19,955
Administrative services payable	316,193	272,511
Deferred Tax Liability	—	8,593
Other accrued expenses and liabilities	167,302	267,390
Total Liabilities	$132,189,331	$208,996,944
Net Assets	$216,453,173	$170,881,785
NET ASSETS
Common Stock, par value $0.001 per share (200,000,000 shares authorized, 15,642,457 and 12,479,959 shares issued and outstanding, respectively)	$15,642	$12,480
Paid-in capital	224,052,179	180,994,723
Accumulated net realized loss	(13,801,668)	(13,089,671)
Distributions in excess of net investment income	(912,456)	(435,794)
Net unrealized appreciation on investments and cash equivalents, net of provision for taxes of $0 and $8,593, respectively	7,099,476	3,400,047
Net Assets	$216,453,173	$170,881,785
Total Liabilities and Net Assets	$348,642,504	$379,878,729
Net Asset Value Per Share	$13.84	$13.69

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	For the three months ended June 30, 2017	For the three months ended June 30, 2016	For the six months ended June 30, 2017	For the six months ended June 30, 2016
INVESTMENT INCOME
Interest income	$9,642,531	$9,328,416	$19,118,783	$18,703,153
Other income	751,834	294,753	1,139,562	387,849
Total Investment Income	$10,394,365	$9,623,169	$20,258,345	19,091,002
OPERATING EXPENSES
Management fees	$1,523,010	$1,550,841	$3,087,538	$3,099,214
Valuation fees	23,305	67,701	189,394	200,167
Administrative services expenses	310,860	250,627	619,958	537,927
Incentive fees	1,234,616	986,276	2,255,843	2,011,098
Professional fees	219,487	195,203	447,164	387,314
Directors’ fees	79,000	86,000	171,000	178,000
Insurance expense	110,466	118,027	219,718	236,053
Interest expense and other fees	1,780,809	2,015,189	3,849,439	3,895,032
Deferred offering costs	—	261,761	—	261,761
Other general and administrative expenses	174,353	146,442	336,205	240,044
Total Operating Expenses	5,455,906	5,678,067	11,176,259	11,046,610
Net Investment Income	$4,938,459	$3,945,102	$9,082,086	$8,044,392
Net Realized Gain (Loss) on Investments and Cash Equivalents	$54	$1,486	$(711,997)	$2,380
Net Change in Unrealized Appreciation (Depreciation) on Investments and Cash Equivalents	$1,106,253	$928,520	$3,690,836	$(815,154)
Benefit for taxes on net realized loss or net unrealized gain on investments at Taxable Subsidiaries	$—	$154,812	$8,593	$322,151
Net Increase in Net Assets Resulting from Operations	$6,044,766	$5,029,920	$12,069,518	$7,553,769
Net Investment Income Per Share	$0.32	$0.32	$0.65	$0.64
Net Increase in Net Assets Resulting from Operations Per Share	$0.39	$0.41	$0.87	$0.61
Weighted Average Shares of Common Stock Outstanding	15,347,814	12,479,959	13,921,808	12,479,959
Distributions Per Share	$0.34	$0.34	$0.68	$0.68

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

	For the six months ended June 30, 2017	For the six months ended June 30, 2016
Increase in Net Assets Resulting from Operations
Net investment income	$9,082,086	$8,044,392
Net realized gain (loss) on investments and cash equivalents	(711,997)	2,380
Net change in unrealized appreciation (depreciation) on investments and cash equivalents	3,690,836	(815,154)
Benefit for taxes on net realized loss or net unrealized gain on investments at Taxable Subsidiaries	8,593	322,151
Net Increase in Net Assets Resulting from Operations	12,069,518	7,553,769
Stockholder distributions
Net investment income	(9,558,748)	(8,484,372)
Total Distributions	(9,558,748)	(8,484,372)
Capital share transactions
Issuance of common stock(1)	44,591,250	—
Sales load	(1,296,625)	—
Offering costs	(234,007)	—
Net increase in net assets resulting from capital share transactions	43,060,618	—
Total increase (decrease) in net assets	45,571,388	(930,603)
Net assets at beginning of period	170,881,785	164,651,104
Net assets at end of period (includes $912,456 and $1,219,620 of distributions in excess of net investment income, respectively)	$216,453,173	$163,720,501

(1)	See Note 4 of the Notes to the Consolidated Financial Statements

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	For the six months ended June 30, 2017	For the six months ended June 30, 2016
Cash flows from operating activities
Net increase in net assets resulting from operations	$12,069,518	$7,553,769
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(47,994,614)	(17,899,868)
Proceeds from sales and repayments of investments	79,950,227	15,972,633
Net change in unrealized (appreciation) depreciation on investments	(3,690,836)	815,154
Deferred tax benefit	(8,593)	(322,151)
Increase in investments due to PIK	(145,445)	(109,619)
Amortization of premium and accretion of discount, net	(575,750)	(557,840)
Amortization of loan structure fees	247,181	260,846
Amortization of deferred financing costs	88,856	162,203
Amortization of loan fees on SBIC debentures	161,313	88,709
Net realized loss (gain) on investments	711,997	(2,380)
Deferred offering cost	—	261,761
Changes in other assets and liabilities
Decrease in interest receivable	593,912	522,724
Decrease (increase) in accounts receivable	(7,595)	7,684
Decrease in prepaid expenses and fees	153,503	177,750
Increase (decrease) in management fees payable	(585,284)	32,062
Increase in directors’ fees payable	—	86,000
Increase in incentive fees payable	70,343	711,073
Increase (decrease) in administrative services payable	43,682	(163,551)
Increase (decrease) in interest payable	(85,667)	272,180
Increase (decrease) in unearned revenue	2,333	(13,284)
Increase (decrease) in other accrued expenses and liabilities	(100,088)	86,921
Net cash provided by operating activities	$40,898,993	$7,942,776
Cash flows from financing activities
Proceeds from the issuance of common stock	44,591,250	—
Sales load for common stock issued	(1,296,625)	—
Offering costs paid for common stock issued	(234,007)	—
Stockholder distributions paid	(9,200,437)	(8,484,372)
Borrowings under credit facility	18,000,000	18,500,000
Repayments of credit facility	(95,000,000)	(18,000,000)
Net cash used in financing activities	$(43,139,819)	$(7,984,372)
Net decrease in cash and cash equivalents	(2,240,826)	(41,596)
Cash and cash equivalents balance at beginning of period	9,194,129	10,875,790
Cash and cash equivalents balance at end of period	$6,953,303	$10,834,194
Supplemental and non-cash financing activities
Interest expense paid	$3,432,756	$3,106,094
Excise tax paid	$37,648	$—
Conversion from debt to equity	$864,101	$—
Increase in Dividend Payable	$358,311

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Non-controlled, affiliated investments	(2)
Glori Energy Production Inc.								Houston, TX
Glori Energy Production, LLC Class A Common Units	(4)	Equity						Energy: Oil & Gas	1,000 shares	$1,052,185	$980,000	0.45%
Subtotal Non-controlled, affiliated investments										1,052,185	980,000	0.45%
Non-controlled, non-affiliated investments	(2)
Abrasive Products & Equipment, LLC, et al								Deer Park, TX
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.50%	1.00%	11.80%		3/5/2020	Chemicals, Plastics, & Rubber	$5,325,237	5,262,113	5,165,480	2.39%
APE Holdings, LLC Class A Units	(4)	Equity							375,000 units	375,000	270,000	0.12%
Total										5,637,113	5,435,480	2.51%
Apex Environmental Resources Holdings, LLC								Amsterdam, OH
Common Units	(4)	Equity						Environmental Industries	614 shares	614	1,119	0.00%
Preferred Units	(4)	Equity							614 shares	614,427	1,118,881	0.52%
Total										615,041	1,120,000	0.52%
Atkins Nutritionals Holdings II, Inc.								Denver, CO
Term Loan	(3)	Second Lien	L+8.50%	1.25%	9.75%		4/3/2019	Beverage, Food, & Tobacco	$8,000,000	7,942,907	8,000,000	3.70%
Atmosphere Aggregator Holdings II, LP								Atlanta, GA
Common Units	(4)	Equity						Services: Business	254,250 units	254,250	726,609	0.34%
Atmosphere Aggregator Holdings, LP Common Units	(4)	Equity							750,000 units	750,000	2,143,391	0.99%
Total										1,004,250	2,870,000	1.33%
ASC Communications, LLC	(7)							Chicago, IL
Term Loan (SBIC)	(2)(12)(14)	First Lien	P+5.25%	2.00%	9.50%		6/29/2022	Healthcare & Pharmaceuticals	$7,500,000	7,425,000	7,425,000	3.43%
ASC Communications Holdings, LLC Class A Preferred Units (SBIC)	(2)(4)	Equity							73,529 shares	500,000	500,000	0.23%
Total										7,925,000	7,925,000	3.66%
Beneplace, LLC								Austin TX
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.00%	1.00%	11.30%		9/27/2022	FIRE: Insurance	$5,000,000	4,903,312	4,975,000	2.30%
Beneplace Holdings, LLC Preferred Units	(4)	Equity							500,000 units	500,000	500,000	0.23%
Total										5,403,312	5,475,000	2.53%
Binder & Binder National Social Security Disability Advocates, LLC	(8)							Hauppauge, NY
Residual claim from Term Loan	(4)	Unsecured						Services: Consumer	$700,000	700,000	623,000	0.29%
Calero Software, LLC et al								Rochester, NY
Term Loan	(12)	Second Lien	L+9.50%	1.00%	10.55%		6/5/2019	Telecommunications	$7,500,000	7,437,247	7,500,000	3.46%
Managed Mobility Holdings, LLC Partnership Units	(4)	Equity							8,932 units	525,000	90,000	0.04%
Total										7,962,247	7,590,000	3.50%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
C.A.R.S. Protection Plus, Inc.								Murrysville, PA
Term Loan	(12)	First Lien	L+8.50%	0.50%	9.49%		12/31/2020	Automotive	$98,746	$97,269	$98,746	0.05%
Term Loan (SBIC)	(2)(12)	First Lien	L+8.50%	0.50%	9.49%		12/31/2020	$7,702,191		7,586,974	7,702,191	3.56%
CPP Holdings LLC Class A Common Units	(4)	Equity							149,828 shares	149,828	240,000	0.11%
Total										7,834,071	8,040,937	3.72%
Catapult Learning, LLC et al								Camden, NJ
Term Loan	(13)	First Lien	L+6.50%	1.00%	9.11%		7/16/2020	Education	$12,500,000	12,416,189	12,375,000	5.72%
Colford Capital Holdings, LLC								New York, NY
Delay Draw Term Loan #1	(5)	Unsecured	12.00%		12.00%		5/31/2018	Finance	$12,500,000	12,434,288	12,500,000	5.77%
Delay Draw Term Loan #2	(5)	Unsecured	12.00%		12.00%		5/31/2018		$2,000,000	1,986,759	2,000,000	0.92%
Delay Draw Term Loan #4	(5)	Unsecured	12.00%		12.00%		5/31/2018		$5,000,000	4,973,411	5,000,000	2.31%
Colford Capital Holdings, LLC Preferred Units	(4)(5)	Equity							38,893 units	557,143	600,000	0.28%
Total										19,951,601	20,100,000	9.28%
Douglas Products & Packaging Company, LLC								Liberty, MO
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.50%	0.50%	11.80%		12/31/2020	Chemicals, Plastics, & Rubber	$9,000,000	8,888,777	9,000,000	4.16%
Fumigation Holdings, Inc. Class A Common Stock	(4)	Equity							250 shares	250,000	500,000	0.23%
Total										9,138,777	9,500,000	4.39%
Dream II Holdings, LLC								Boca Raton, FL
Class A Common Units	(4)	Equity						Services: Consumer	250,000 units	242,304	370,000	0.17%
Eating Recovery Center, LLC								Denver, CO
Term Loan	(6)	Unsecured	13.00%		12.00%	1.00%	6/28/2018	Healthcare & Pharmaceuticals	$18,400,000	18,311,425	18,400,000	8.50%
ERC Group Holdings LLC Class A Units	(4)	Equity							17,820 units	1,655,274	3,750,000	1.73%
Total										19,966,699	22,150,000	10.23%
Empirix Inc.								Billerica, MA
Term Loan	(12)	Second Lien	L+9.50%	1.00%	10.69%		5/1/2020	Software	$11,657,850	11,535,843	11,657,850	5.39%
Term Loan (SBIC)	(2)(12)	Second Lien	L+9.50%	1.00%	10.69%		5/1/2020		$9,750,000	9,646,563	9,750,000	4.50%
Empirix Holdings I, Inc. Common Shares, Class A	(4)	Equity							1,304 shares	1,304,232	1,356,300	0.63%
Empirix Holdings I, Inc. Common Shares, Class B	(4)	Equity							1,317,406 shares	13,174	13,700	0.01%
Total										22,499,812	22,777,850	10.53%
Energy Labs Inc.								Houston, TX
Term Loan (SBIC)	(2)(13)	First Lien	L+7.00%	0.50%	11.24%		9/29/2021	Energy: Oil & Gas	$5,300,000	5,206,120	5,300,000	2.45%
Energy Labs Holding Corp. Common Stock	(4)	Equity							500 shares	500,000	450,000	0.21%
Total										5,706,120	5,750,000	2.66%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
EOS Fitness OPCO Holdings, LLC								Phoenix, AZ
Term Loan (SBIC)	(2)(12)	First Lien	L+8.75%	0.75%	9.81%		12/30/2019	Hotel, Gaming, & Leisure	$3,236,969	$3,200,367	$3,236,969	1.50%
EOS Fitness Holdings, LLC Class A Preferred Units	(4)	Equity							118 shares	117,670	146,250	0.07%
EOS Fitness Holdings, LLC Class B Common Units	(4)	Equity							3,017 shares	3,017	3,750	0.00%
Total										3,321,054	3,386,969	1.57
Furniture Factory Outlet, LLC								Fort Smith, AR
Term Loan	(12)	First Lien	L+9.00%	0.50%	10.30%		6/10/2021	Consumer Goods: Durable	$7,350,984	7,229,376	7,350,984	3.40%
Furniture Factory Holdings, LLC Term Loan	(11)	Unsecured	11.00%				2/3/2021		$122,823	122,823	122,823	0.06%
Sun Furniture Factory, LP Common Units	(4)	Equity							13,445 shares	94,569	130,000	0.06%
Total										7,446,768	7,603,807	3.52%
GK Holdings, Inc.								Cary, NC
Term Loan	(12)	Second Lien	L+10.25%	1.00%	11.55%		1/30/2022	Education	$5,000,000	4,926,355	5,000,000	2.31%
Good Source Solutions, Inc.								Carlsbad, CA
Term Loan	(13)	First Lien	L+7.25%	0.50%	11.62%		7/15/2021	Beverage, Food, & Tobacco	$1,350,000	1,327,142	1,350,000	0.62%
Term Loan (SBIC)	(2)(13)	First Lien	L+7.25%	0.50%	11.62%		7/15/2021		$1,200,000	1,179,681	1,200,000	0.55%
Good Source Holdings, LLC Class A Preferred Units	(4)	Equity							159 shares	159,375	150,000	0.07%
Good Source Holdings, LLC Class B Common Units	(4)	Equity							4,482 shares	0	0	0.00%
Total										2,666,198	2,700,000	1.24%
Grupo HIMA San Pablo, Inc., et al								San Juan, PR
Term Loan	(3)	First Lien	L+7.00%	1.50%	8.50%		1/31/2018	Healthcare & Pharmaceuticals	$4,783,333	4,769,882	4,639,833	2.14%
Term Loan		Second Lien	13.75%		13.75%		7/31/2018		$4,000,000	3,946,603	3,500,000	1.62%
Total										8,716,485	8,139,833	3.76%
Hostway Corporation								Chicago, IL
Term Loan	(4)(12)	Second Lien	L+8.75%	1.25%	10.05%		12/13/2020	High Tech Industries	$6,750,000	6,670,396	5,973,750	2.76%
HUF Worldwide, LLC	(9)							Los Angeles, CA
Term Loan	(12)	First Lien	L+9.00%	0.50%	10.15%		10/22/2019	Retail	$3,651,709	3,610,147	3,651,709	1.69%
Term Loan (SBIC)	(2)(12)	First Lien	L+9.00%	0.50%	10.15%		10/22/2019		$6,138,648	6,075,804	6,138,648	2.84%
HUF Holdings, LLC Common Class A Units	(4)	Equity							616,892 units	624,427	330,000	0.15%
Total										10,310,378	10,120,357	4.68%
Keais Records Service, LLC								Houston, TX
Term Loan	(12)	Second Lien	L+10.50%	0.50%	11.80%		6/30/2022	Services: Business	$7,750,000	7,628,622	7,750,000	3.58%
Keais Holdings, LLC Class A Units	(4)	Equity							148,335 units	775,000	820,000	0.38%
Total										8,403,622	8,570,000	3.96%
KidKraft, Inc.								Dallas, TX
Term Loan	(6)	Second Lien	12.00%		11.00%	1.00%	3/30/2022	Consumer Goods: Durable	$9,268,918	9,102,863	9,176,229	4.24%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Livingston International, Inc.								Toronto, Ontario
Term Loan	(5)(12)	Second Lien	L+8.25%	1.25%	9.55%		4/18/2020	Transportation: Cargo	$6,841,739	$6,775,432	$6,841,739	3.16%
Madison Logic, Inc.								New York, NY
Term Loan (SBIC)	(2)(12)	First Lien	L+8.00%	0.50%	9.23%		11/30/2021	Media: Broadcasting & Subscription	$4,937,500	4,892,840	4,937,500	2.28%
Madison Logic Holdings, Inc. Common Stock (SBIC)	(2)(4)	Equity							5,000 shares	50,000	57,000	0.03%
Madison Logic Holdings, Inc. Series A Preferred Stock (SBIC)	(2)(4)	Equity							4,500 shares	450,000	513,000	0.24%
Total										5,392,840	5,507,500	2.55%
Mobileum, Inc.								Santa Clara, CA
Term Loan	(12)	Second Lien	L+10.25%	0.75%	11.55%		5/1/2022	Software	$9,000,000	8,836,290	9,000,000	4.16%
Mobile Acquisition Holdings, LP Class A-2 Common Units	(4)	Equity							750 units	750,000	730,000	0.34%
Total										9,586,290	9,730,000	4.50%
MBS Holdings, Inc.								Birmingham, AL
Series E Preferred Stock	(4)	Equity						Media: Broadcasting & Subscription	2,774,695 shares	1,000,000	1,533,130	0.71%
Series F Preferred Stock	(4)	Equity							399,308 shares	206,682	316,870	0.15%
Total										1,206,682	1,850,000	0.86%
MTC Parent, L.P.								Oak Brook, IL
Class A-2 Common Units	(4)	Equity						Finance	750,000 shares	28,842	1,490,000	0.69%
National Trench Safety, LLC, et al								Houston, TX
Term Loan (SBIC)	(2)	Second Lien	11.50%		11.50%		3/31/2022	Construction & Building	$10,000,000	9,831,498	9,850,000	4.55%
NTS Investors, LP Class A Common Units	(4)	Equity							2,335 units	500,000	500,000	0.23%
Total										10,331,498	10,350,000	4.78%
OG Systems, LLC								Chantilly, Virginia
Term Loan	(6)(12)	Unsecured	L+11.00%	1.00%	11.19%	1.00%	1/22/2020	Services: Government	$4,028,288	3,986,448	4,028,288	1.86%
OGS Holdings, Inc. Series A Convertible Preferred Stock	(4)	Equity							11,521 shares	50,001	80,000	0.04%
Total										4,036,449	4,108,288	1.90%
Refac Optical Group, et al								Blackwood, NJ
Revolver	(10)(12)	First Lien	L+8.00%		9.23%		9/30/2018	Retail	$880,000	880,000	880,000	0.41%
Term A Loan	(12)	First Lien	L+8.00%		9.23%		9/30/2018		$1,178,566	1,178,566	1,178,566	0.54%
Term B Loan	(6)(12)	First Lien	L+10.75%		10.23%	1.75%	9/30/2018		$6,433,854	6,433,854	6,433,854	2.97%
Total										8,492,420	8,492,420	3.92
Roberts-Gordon, LLC								Buffalo, NY
Term Loan	(12)	Second Lien	L+10.00%	1.00%	11.30%		1/1/2022	Construction & Building	$7,200,000	7,056,000	7,056,000	3.26%
Specified Air Solutions, LLC Class A Common Units	(4)	Equity							3,846 shares	500,045	500,045	0.23%
Total										7,556,045	7,556,045	3.49%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Sitel Worldwide Corporation								Nashville, TN
Term Loan	(12)	Second Lien	L+9.50	1.00%	10.69%		9/18/2022	High Tech Industries	$10,000,000	$9,836,762	$9,850,000	4.55%
Skopos Financial, LLC								Irving, TX
Term Loan	(5)	Unsecured	12.00%		12.00%		1/31/2019	Finance	$20,000,000	19,837,669	19,800,000	9.15%
Skopos Financial Group, LLC Class A Units	(4)(5)	Equity							1,120,684 units	1,162,544	820,000	0.38%
Total										21,000,213	20,620,000	9.53%
SPM Capital, LLC								Bloomington, MN
Term Loan	(3)	First Lien	L+5.50	1.50%	7.00%		10/31/2017	Healthcare & Pharmaceuticals	$5,699,297	5,690,178	5,670,800	2.62%
SQAD, LLC								Tarrytown, NY
Term Loan (SBIC)	(2)(6)	Unsecured	12.25%		11.00%	1.25%	4/30/2019	Media: Broadcasting & Subscription	$7,268,386	7,214,814	7,268,386	3.36%
SQAD Holdco, Inc. Preferred Shares, Series A (SBIC)	(2)(4)	Equity							5,624 shares	562,368	927,000	0.43%
SQAD Holdco, Inc. Common Shares (SBIC)	(2)(4)	Equity							5,800 shares	62,485	103,000	0.05%
Total										7,839,667	8,298,386	3.84%
Time Manufacturing Acquistion, LLC								Waco, TX
Term Loan	(6)	Unsecured	11.50%		10.75%	0.75%	8/3/2023	Capital Equipment	$6,349,532	6,228,348	6,349,532	2.93%
Time Manufacturing Investments, LLC Class A Common Units	(4)	Equity							5,000 units	500,000	410,000	0.19%
Total										6,728,348	6,759,532	3.12%
TFH Reliability, LLC								Houston, TX
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.75%	0.50%	12.05%		4/21/2022	Chemicals, Plastics, & Rubber	$5,875,000	5,767,737	5,875,000	2.71%
TFH Reliability Group, LLC Class A Common Units	(4)	Equity							250,000 shares	250,000	240,000	0.11%
Total										6,017,737	6,115,000	2.82%
U.S. Auto Sales, Inc. et al								Lawrenceville, GA
Term Loan	(5)(12)	Second Lien	L+11.75%	1.00%	12.98%		6/8/2020	Finance	$4,500,000	4,470,622	4,500,000	2.08%
USASF Blocker II, LLC Common Units	(4)(5)	Equity							441 units	441,000	519,400	0.24%
USASF Blocker LLC Common Units	(4)(5)	Equity							9,000 units	9,000	10,600	0.00%
Total										4,920,622	5,030,000	2.32%
Vandelay Industries Finance, LLC, et al								La Vergne, TN
Term Loan	(6)	Second Lien	11.75%		10.75%	1.00%	11/12/2019	Construction & Building	$2,500,000	2,487,511	2,500,000	1.15%
VRI Intermediate Holdings, LLC								Franklin, OH
Term Loan (SBIC)	(2)(12)	Second Lien	L+9.25%	1.00%	10.55%		10/31/2020	Healthcare & Pharmaceuticals	$9,000,000	8,823,640	8,823,640	4.08%
VRI Ultimate Holdings, LLC Class A Preferred Units	(4)	Equity							326,797 shares	500,000	500,000	0.23%
Total										9,323,640	9,323,640	4.31%
Wise Holding Corporation								Salt Lake City, UT
Term Loan	(12)	Unsecured	L+11.00%	1.00%	12.30%		12/31/2021	Beverage, Food, & Tobacco	$1,250,000	1,233,800	1,181,250	0.55%
WCI Holdings LLC Class A Preferred Units	(4)	Equity							56 units	$55,550	$9,481	0.00%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
WCI Holdings LLC Class B Common Units	(4)	Equity							3,044 units	3,044	519	0.00%
Total										1,292,394	1,191,250	0.55%
Zemax, LLC								Redmond, WA
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.00%	1.00%	11.23%		4/23/2020	Software	$3,962,500	3,915,519	3,962,500	1.83%
Zemax Software Holdings, LLC Preferred Units (SBIC)	(2)(4)	Equity							24,500 units	5,000	7,400	0.00%
Zemax Software Holdings, LLC Common Units (SBIC)	(2)(4)	Equity							5,000 shares	245,000	362,600	0.17%
Total										4,165,519	4,332,500	2.00%
Total Non-controlled, non-affiliated investments										$329,218,651	$336,390,312	155.41%
Net Investments										$330,270,837	$337,370,312	155.86%
LIABILITIES IN EXCESS OF OTHER ASSETS											(120,917,139)	(55.86)%
NET ASSETS											$216,453,173	100.00%

(1)	See Note 1 of the Notes to the Consolidated Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	The Company’s obligations to the lenders of the Credit Facility are secured by a first priority security interest in all investments and cash and cash equivalents, but exclude $4,495,533 of cash and $103,071,285 of investments (at par) that are held by Stellus Capital SBIC LP.
(3)	These loans have LIBOR which are higher than the current applicable LIBOR; therefore, the floors are in effect.
(4)	Security is non-income producing.
(5)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets. Qualifying assets represent approximately 84% of the Company’s total assets as of June 30, 2017.
(6)	Represents a PIK security. At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the issuer.
(7)	Excluded from the investment is an undrawn revolver commitment in an amount not to exceed $666,666, with an interest rate of LIBOR plus 6.25% and a maturity of June 29, 2022. This investment is accruing an unused commitment fee of 0.50% per annum.
(8)	In the fourth quarter of 2016, Binder & Binder National Social Security Disability, emerged from Chapter 11 Bankruptcy in the U.S. Bankruptcy Court, Southern District of New York. The investment’s fair value has been adjusted to reflect the court-approved unsecured claim distribution proceeds that have been awarded to the Company. As of this time the Company does not expect to receive any additional repayment other than what the court has awarded.
(9)	Excluded from the investment is an undrawn revolver commitment in an amount not to exceed $1,250,000, with an interest rate of LIBOR plus 9.00% and a maturity of October 22, 2019. This investment is accruing an unused commitment fee of 0.50% per annum.

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (unaudited)
June 30, 2017

(10)	Excluded from the investment is an undrawn commitment in an amount not to exceed $520,000, with an interest rate of LIBOR plus 8.00% and a maturity of September 30, 2018. This investment is accruing an unused commitment fee of 0.50% per annum.
(11)	Interest compounds annually on this loan at a rate of 11%. The interest does not increase the principal balance.
(12)	These loans have LIBOR floors which are lower than the applicable LIBOR rates; therefore, the floors are not in effect.
(13)	These loans are last-out term loans with contractual rates higher than the applicable LIBOR rates; therefore, the floors are not in effect.
(14)	These loans loans have Prime floors which are lower than the applicable Prime rates; therefore, the floors are not in effect.

Abbreviation Legend
PIK — Payment-In-Kind
L — LIBOR
Euro — Euro Dollar

Stellus Capital Investment Corporation

Consolidated Schedule of Investments
December 31, 2016

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Non-controlled, non-affiliated investments	(2)
Abrasive Products & Equipment, LLC, et al								Deer Park, TX
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.50%	1.00%	11.50%		3/5/2020	Chemicals, Plastics, & Rubber	$5,325,237	$5,252,426	$5,277,059	3.09%
APE Holdings, LLC Class A Units	(4)	Equity							375,000 units	375,000	399,550	0.23%
Total										5,627,426	5,676,609	3.32%
Apex Environmental Resources Holdings, LLC								Amsterdam, OH
Common Units	(4)	Equity						Environmental Industries	517 shares	517	525	0.00%
Preferred Units	(4)	Equity							517 shares	517,439	524,911	0.31%
Total										517,956	525,436	0.31%
Atkins Nutritionals Holdings II, Inc.								Denver, CO
Term Loan	(3)	Second Lien	L+8.50%	1.25%	9.75%		4/3/2019	Beverage, Food, & Tobacco	$8,000,000	7,928,373	8,000,000	4.68%
Binder & Binder National Social Security Disability Advocates, LLC								Hauppauge, NY
Residual Claim From Term Loan	(4)(14)	Unsecured						Services: Consumer	$1,000,000	1,000,000	722,059	0.42%
Calero Software, LLC et al								Rochester, NY
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		6/5/2019	Telecommunications	$7,500,000	7,422,928	7,441,535	4.35%
Managed Mobility Holdings, LLC Partnership Units	(4)	Equity							8,932 units	525,000	152,855	0.09%
Total										7,947,928	7,594,390	4.44%
C.A.R.S. Protection Plus, Inc								Murrysville, PA
Term Loan	(12)	First Lien	L+8.50%	0.50%	9.03%		12/31/2020	Automotive	$101,911	100,207	101,911	0.06%
Term Loan (SBIC)	(2)(12)	First Lien	L+8.50%	0.50%	9.03%		12/31/2020		$7,949,027	7,785,147	7,949,027	4.65%
CPP Holdings LLC Class A Common Units	(4)	Equity							149,828 shares	149,828	250,166	0.15%
Total										8,035,182	8,301,104	4.86%
Catapult Learning, LLC et al								Camden, NJ
Term Loan	(13)	First Lien	L+6.50%	1.00%	8.99%		7/16/2020	Education	$12,500,000	12,404,725	12,498,701	7.31%
Colford Capital Holdings, LLC								New York, NY
Delay Draw Term Loan #1	(5)	Unsecured	12.00%		12.00%		5/31/2018	Finance	$12,500,000	12,401,505	12,477,883	7.30%
Delay Draw Term Loan #2	(5)	Unsecured	12.00%		12.00%		5/31/2018		$2,000,000	1,980,173	1,996,461	1.17%
Delay Draw Term Loan #4	(5)	Unsecured	12.00%		12.00%		5/31/2018		$5,000,000	4,960,146	4,991,153	2.92%
CC Blocker 1, LLC Preferred Units	(4)(5)	Equity							38,893 units	557,143	671,462	0.39%
Total										19,898,967	20,136,959	11.78%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Doskocil Manufacturing Company, Inc.								Arlington, TX
Term Loan (SBIC)	(2)(13)	First Lien	L+6.00%	1.00%	9.40%		11/10/2020	Consumer goods: non-durable	$8,750,000	$8,626,143	$8,750,000	5.12%
Douglas Products & Packaging Company, LLC								Liberty, MO
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.50%	0.50%	11.50%		12/31/2020	Chemicals, Plastics, & Rubber	$9,000,000	8,876,203	9,000,000	5.27%
Fumigation Holdings, Inc. Class A Common Stock	(4)	Equity							250 shares	250,000	478,950	0.28%
Total										9,126,203	9,478,950	5.55%
Eating Recovery Center, LLC								Denver, CO
Term Loan	(6)	Unsecured	13.00%		12.00%	1.00%	6/28/2018	Healthcare & Pharmaceuticals	$18,400,000	18,271,406	18,348,093	10.74%
ERC Group Holdings LLC Class A Units	(4)	Equity							17,820 units	1,655,274	2,631,558	1.54%
Total										19,926,680	20,979,651	12.28%
Empirix Inc.								Billerica, MA
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		5/1/2020	Software	$11,657,850	11,517,953	11,582,173	6.78%
Term Loan (SBIC)	(2)(3)	Second Lien	L+9.50%	1.00%	10.50%		5/1/2020		$9,750,000	9,631,895	9,686,708	5.67%
Empirix Holdings I, Inc. Common Shares, Class A	(4)	Equity							1,304 shares	1,304,232	1,659,024	0.97%
Empirix Holdings I, Inc. Common Shares, Class B	(4)	Equity							1,317,406 shares	13,174	16,758	0.01%
Total										22,467,254	22,944,663	13.43%
Energy Labs Inc.								Houston, TX
Term Loan (SBIC)	(2)(13)	First Lien	L+7.00%	0.50%	11.03%		9/29/2021	Energy: Oil & Gas	$5,300,000	5,197,928	5,290,561	3.10%
Energy Labs Holding Corp. Common Stock	(4)	Equity							500 shares	500,000	500,000	0.29%
Total										5,697,928	5,790,561	3.39%
EOS Fitness OPCO Holdings, LLC								Phoenix, AZ
Term Loan (SBIC)	(2)(3)	First Lien	L+8.75%	0.75%	9.50%		12/30/2019	Hotel, Gaming, & Leisure	$3,331,184	3,287,412	3,331,184	1.95%
EOS Fitness Holdings, LLC Class A Preferred Units	(4)	Equity							118 shares	117,670	77,414	0.05%
EOS Fitness Holdings, LLC Class B Common Units	(4)	Equity							3,017 shares	3,017	1,985	0.00%
Total										3,408,099	3,410,583	2.00
Furniture Factory Outlet, LLC								Fort Smith, AR
Term Loan	(12)	First Lien	L+9.00%	0.50%	10.00%		6/10/2021	Consumer goods: Durable	$9,875,000	9,695,423	9,809,056	5.74%
Furniture Factory Holdings, LLC Term Loan	(15)	Unsecured	11.00%				2/3/2021		$122,823	122,823	122,823	0.07%
Sun Furniture Factory, LP Common Units	(4)	Equity							13,445 shares	94,569	170,404	0.10%
Total										9,912,815	10,102,283	5.91%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
GK Holdings, Inc.								Cary, NC
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		1/30/2022	Education	$5,000,000	$4,920,321	$5,000,000	2.93%
Glori Energy Production Inc.								Houston, TX
Term Loan	(3)(4)(6) (7)(8)	First Lien	L+12.00%	1.00%	11.00%	2.00%	3/14/2017	Energy: Oil & Gas	$1,624,250	1,622,130	864,101	0.51%
Good Source Solutions, Inc.								Carlsbad, CA
Term Loan	(13)	First Lien	L+7.25%	0.50%	11.38%		7/15/2021	Beverage, Food, & Tobacco	$1,350,000	1,325,011	1,346,203	0.79%
Term Loan (SBIC)	(2)(13)	First Lien	L+7.25%	0.50%	11.38%		7/15/2021		$1,200,000	1,177,788	1,196,625	0.70%
Good Source Holdings, LLC Class A Preferred Units	(4)	Equity							159 shares	159,375	136,633	0.08%
Good Source Holdings, LLC Class B Common Units	(4)	Equity							4,482 shares	0	0	0.00%
Total										2,662,174	2,679,461	1.57%
Grupo HIMA San Pablo, Inc., et al								San Juan, PR
Term Loan	(3)	First Lien	L+7.00%	1.50%	8.50%		1/31/2018	Healthcare & Pharmaceuticals	$4,812,500	4,787,801	4,693,463	2.75%
Term Loan		Second Lien	13.75%		13.75%		7/31/2018		$4,000,000	3,924,736	3,535,591	2.07%
Total										8,712,537	8,229,054	4.82%
Hollander Sleep Products, LLC								Boca Raton, FL
Term Loan	(3)	First Lien	L+8.00%	1.00%	9.00%		10/21/2020	Services: Consumer	$7,286,790	7,211,543	7,286,790	4.26%
Dream II Holdings, LLC Class A Common Units	(4)	Equity							250,000 units	242,304	145,030	0.08%
Total										7,453,847	7,431,820	4.34%
Hostway Corporation								Chicago, IL
Term Loan	(3)	Second Lien	L+8.75%	1.25%	10.00%		12/13/2020	High Tech Industries	$6,750,000	6,661,202	5,832,000	3.41%
HUF Worldwide, LLC								Los Angeles, CA
Revolver	(9)(12)	First Lien	L+9.00%	0.50%	9.85%		10/22/2019	Retail	$375,000	375,000	375,000	0.22%
Term Loan	(12)	First Lien	L+9.00%	0.50%	9.85%		10/22/2019		$3,651,709	3,603,959	3,651,709	2.14%
Term Loan (SBIC)	(2)(12)	First Lien	L+9.00%	0.50%	9.85%		10/22/2019		$6,138,648	6,063,652	6,138,648	3.59%
HUF Holdings, LLC Common Class A Units	(4)	Equity							616,892 units	624,427	624,427	0.37%
Total										10,667,038	10,789,784	6.32%
Keais Records Service, LLC								Houston, TX
Term Loan	(12)	Second Lien	L+10.50%	0.50%	11.50%		6/30/2022	Services: Business	$7,750,000	7,620,000	7,620,000	4.46%
Keais Holdings, LLC Class A Units	(4)	Equity							148,335 units	775,000	775,000	0.45%
Total										8,395,000	8,395,000	4.91%
KidKraft, Inc.								Dallas, TX
Term Loan	(6)	Second Lien	12.00%		11.00%	1.00%	3/30/2022	Consumer Goods: Durable	$9,222,874	9,044,671	9,044,671	5.29%
Livingston International, Inc.								Toronto, Ontario
Term Loan	(3)(5)	Second Lien	L+8.25%	1.25%	9.50%		4/18/2020	Transportation: Cargo	$6,841,739	6,765,448	6,692,648	3.92%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Madison Logic, Inc.								New York, NY
Term Loan (SBIC)	(2)(12)	First Lien	L+8.00%	0.50%	8.76%		11/30/2021	Media: Broadcasting & Subscription	$5,000,000	$4,950,667	$4,950,667	2.90%
Madison Logic Holdings, Inc. Common Stock (SBIC)	(2)(4)	Equity							5,000 shares	50,000	50,000	0.03%
Madison Logic Holdings, Inc. Series A Preferred Stock (SBIC)	(2)(4)	Equity							4,500 shares	450,000	450,000	0.26%
Total										5,450,667	5,450,667	3.19%
Mobileum, Inc.								Santa Clara, CA
Term Loan	(12)	Second Lien	L+10.25%	0.75%	11.25%		5/1/2022	Software	$9,000,000	8,823,965	8,823,965	5.16%
Mobile Acquisition Holdings, LP Class A-2 Common Units	(4)	Equity							750 units	750,000	750,000	0.44%
Total										9,573,965	9,573,965	5.60%
Momentum Telecom Inc., et al								Birmingham, AL
Term Loan	(3)	First Lien	L+8.50%	1.00%	9.50%		3/10/2019	Media: Broadcasting & Subscription	$6,468,196	6,395,759	6,403,563	3.75%
Term Loan (SBIC)	(2)(3)	First Lien	L+8.50%	1.00%	9.50%		3/10/2019		$8,687,486	8,589,400	8,600,676	5.03%
MBS Holdings, Inc. Series E Preferred Stock	(4)	Equity							2,774,695 shares	1,000,000	1,309,492	0.77%
MBS Holdings, Inc. Series F Preferred Stock	(4)	Equity							399,308 shares	206,682	270,648	0.16%
Total										16,191,841	16,584,379	9.71%
MTC Intermediate Holdco, Inc.								Oak Brook, IL
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		5/31/2022	Finance	$575,000	564,899	575,000	0.34%
Term Loan (SBIC)	(2)(3)	Second Lien	L+9.50%	1.00%	10.50%		5/31/2022		$9,750,000	9,578,720	9,750,000	5.71%
MTC Parent, L.P. Class A-2 Common Units	(4)	Equity							750,000 shares	750,000	1,433,281	0.84%
Total										10,893,619	11,758,281	6.89%
OG Systems, LLC								Chantilly, Virginia
Term Loan	(3)(6)	Unsecured	L+11.00%	1.00%	11.00%	1.00%	1/22/2020	Services: Government	$4,028,288	3,979,529	3,992,337	2.34%
OGS Holdings, Inc. Series A Convertible Preferred Stock	(4)	Equity							11,521 shares	50,001	68,182	0.04%
Total										4,029,530	4,060,519	2.38%
Refac Optical Group, et al								Blackwood, NJ
Revolver	(10)(12)	First Lien	L+8.00%		8.77%		9/30/2018	Retail	$400,000	400,000	400,000	0.23%
Term A Loan	(11)(12)	First Lien	L+8.00%		8.77%		9/30/2018		$1,502,736	1,502,736	1,502,736	0.88%
Term B Loan	(6)(11)(12)	First Lien	L+10.75%		9.77%	1.75%	9/30/2018		$6,403,267	6,403,267	6,403,267	3.75%
Total										8,306,003	8,306,003	4.86
Securus Technologies Holdings, Inc.								Dallas, TX
Term Loan	(3)	Second Lien	L+7.75	1.25%	9.00%		4/30/2021	Telecommunications	$8,500,000	8,455,863	8,415,000	4.92%
Sitel Worldwide Corporation								Nashville, TN
Term Loan	(3)	Second Lien	L+9.50	1.00%	10.50%		9/18/2022	High Tech Industries	$10,000,000	9,825,536	9,550,000	5.59%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Skopos Financial, LLC								Irving, TX
Term Loan	(5)	Unsecured	12.00%		12.00%		1/31/2019	Finance	$20,000,000	$19,791,938	$19,618,086	11.48%
Skopos Financial Group, LLC Class A Units	(4)(5)	Equity							1,120,684 units	1,162,544	1,012,266	0.59%
Total										20,954,482	20,630,352	12.07%
SPM Capital, LLC								Bloomington, MN
Term Loan	(3)	First Lien	L+5.50	1.50%	7.00%		10/31/2017	Healthcare & Pharmaceuticals	$6,387,916	6,362,834	6,374,800	3.73%
SQAD, LLC								Tarrytown, NY
Term Loan (SBIC)	(2)(6)	Unsecured	12.25%		11.00%	1.25%	4/30/2019	Media: Broadcasting & Subscription	$7,245,241	7,179,977	7,206,517	4.22%
SQAD Holdco, Inc. Preferred Shares, Series A (SBIC)	(2)(4)	Equity							5,624 shares	562,368	738,067	0.43%
SQAD Holdco, Inc. Common Shares (SBIC)	(2)(4)	Equity							5,800 shares	62,485	82,007	0.05%
Total										7,804,830	8,026,591	4.70%
Stratose Intermediate Holdings, II, LLC								Atlanta, GA
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		7/26/2022	Services: Business	$15,000,000	14,705,967	15,000,000	8.78%
Atmosphere Aggregator Holdings II, LP Common Units	(4)	Equity							254,250 units	254,250	630,373	0.37%
Atmosphere Aggregator Holdings, LP Common Units	(4)	Equity							750,000 units	750,000	1,859,506	1.09%
Total										15,710,217	17,489,879	10.24%
360 Holdings III Corp								Irvine, CA Consumer goods:
Term Loan	(3)	First Lien	L+9.00%	1.00%	10.00%		10/1/2021	non-durable	$3,950,000	3,811,652	3,950,000	2.31%
Telecommunications Management, LLC								Sikeston, MO
Term Loan	(3)	Second Lien	L+8.00%	1.00%	9.00%		10/30/2020	Media: Broadcasting & Subscription	$5,000,000	4,970,522	4,962,649	2.90%
TFH Reliability, LLC								Houston, TX
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.75%	0.50%	11.75%		4/21/2022	Chemicals, Plastics, & Rubber	$5,875,000	5,759,983	5,759,983	3.37%
TFH Reliability Group, LLC Class A Common Units	(4)	Equity							250,000 shares	250,000	250,000	0.15%
Total										6,009,983	6,009,983	3.52%
U.S. Auto Sales, Inc. et al								Lawrenceville, GA
Term Loan	(3)(5)	Second Lien	L+11.75%	1.00%	12.75%		6/8/2020	Finance	$4,500,000	4,466,518	4,500,000	2.63%
USASF Blocker II, LLC Common Units	(4)(5)	Equity							441 units	441,000	469,751	0.27%
USASF Blocker LLC Common Units	(4)(5)	Equity							9,000 units	9,000	9,587	0.01%
Total										4,916,518	4,979,338	2.91%
Vandelay Industries Finance, LLC, et al								La Vergne, TN
Term Loan	(6)	Second Lien	11.75%		10.75%	1.00%	11/12/2019	Construction & Building	$2,500,000	2,485,347	2,495,701	1.46%
Vision Media Management & Fulfillment, LLC								Valencia, CA
Term Loan (SBIC)	(2)(13)	First Lien	L+8.50%	1.00%	10.22%		1/27/2021	Media: Broadcasting & Subscription	$1,613,517	1,584,016	1,613,517	0.94%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Security	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Wise Holding Corporation								Salt Lake City, UT
Term Loan	(3)	Unsecured	L+10.00%	1.00%	11.00%		12/31/2021	Beverage, Food, & Tobacco	$1,250,000	$1,232,489	$250,000	0.73%
WCI Holdings LLC Class A Preferred Units	(4)	Equity							56 units	55,550	58,579	0.03%
WCI Holdings LLC Class B Common Units	(4)	Equity							3,044 units	3,044	3,210	0.00%
Total										1,291,083	1,311,789	0.76%
Zemax, LLC								Redmond, WA
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.00%	1.00%	11.00%		4/23/2020	Software	$3,962,500	3,908,696	3,941,705	2.31%
Zemax Software Holdings, LLC Preferred Units (SBIC)	(2)(4)	Equity							24,500 units	5,000	5,406	0.00%
Zemax Software Holdings, LLC Common Units (SBIC)	(2)(4)	Equity							5,000 shares	245,000	264,879	0.16%
Total										4,158,696	4,211,990	2.47%
Total Non-controlled, non-affiliated investments										$362,217,251	$365,625,891	214%
Net Investments										$362,217,251	$365,625,891	185.52%
LIABILITIES IN EXCESS OF OTHER ASSETS											(194,744,106)	(85.52)%
NET ASSETS											$170,881,785	100.00%

(1)	See Note 1 of the Notes to Consolidated Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	The Company’s obligations to the lenders of the Credit Facility are secured by a first priority security interest in all non-controlled nonaffiliated investments and cash and cash equivalents, but exclude $3,457,351 of cash and cash equivalents and $100,252,693 of investments (at par) that are held by Stellus Capital SBIC LP. See Note 1 of the Notes to the Consolidated Financial Statements for discussion.
(3)	These loans have LIBOR or Euro Floors which are higher than the current applicable LIBOR or Euro rates; therefore, the floors are in effect.
(4)	Security is non-income producing.
(5)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets. Qualifying assets represent approximately 85% of the Company’s total assets.
(6)	Represents a payment-in-kind security. At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the issuer.
(7)	Investment has been on non-accrual since December 1, 2016.
(8)	Investment is in payment default.
(9)	Excluded from the investment is an undrawn revolver commitment in an amount not to exceed $875,000, with an interest rate of LIBOR plus 9.00% and a maturity of October 22, 2019. This investment is accruing an unused commitment fee of 0.50% per annum.

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

(10)	Excluded from the investment is an undrawn commitment in an amount not to exceed $1,000,000, with an interest rate of LIBOR plus 8.00% and a maturity of September 30, 2018. This investment is accruing an unused commitment fee of 0.50% per annum.
(11)	Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which rates reset periodically based on the terms of the loan agreement.
(12)	These loans have LIBOR floors which are lower than the applicable LIBOR rates; therefore, the floors are not in effect.
(13)	These loans are last-out term loans with contractual rates higher than the applicable LIBOR rates; therefore, the floors are not in effect.
(14)	In the fourth quarter of 2016 Binder, emerged from Chapter 11 Bankruptcy in the U.S. Bankruptcy Court, Southern District of New York. The investment’s cost has been adjusted to reflect the court-approved unsecured claim distribution proceeds that have been awarded to the Company. As of this time we do not expect to receive any additional repayment other than what the court has awarded.
(15)	Interest compounds annually on this loan at a rate of 11%. The interest does not increase the principal balance.

Abbreviation Legend
PIK — Payment-In-Kind
L — LIBOR
Euro — Euro Dollar

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Stellus Capital Investment Corporation (“we”, “us”, “our” and the “Company”) was formed as a Maryland corporation on May 18, 2012 (“Inception”) and is an externally managed, closed-end, non-diversified investment management company. The Company is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. The Company’s investment activities are managed by our investment adviser, Stellus Capital Management, LLC (“Stellus Capital” or the “Advisor”).

The Company has issued a total of 15,642,457 shares and raised $231,499,087 in gross proceeds since inception, incurring $7,431,266 in offering expenses and sales load fees for net proceeds from offerings of $224,067,821. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “SCM”. See Note 4 for further details.

The Company has established the following wholly owned subsidiaries: SCIC — Consolidated Blocker 1, Inc., SCIC — SKP Blocker 1, Inc., SCIC — APE Blocker 1, Inc., SCIC — CC Blocker 1, Inc., SCIC — ERC Blocker 1, Inc., SCIC — Hollander Blocker 1, Inc., and SCIC — HUF Blocker 1, Inc., which are structured as Delaware entities, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities) (collectively, the “Taxable Subsidiaries”). The Taxable Subsidiaries are consolidated for U.S. generally accepted accounting principles (“U.S. GAAP”) reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements.

On June 14, 2013, we formed Stellus Capital SBIC, LP (the “SBIC subsidiary”), a Delaware limited partnership, and its general partner, Stellus Capital SBIC GP, LLC, a Delaware limited liability company, as wholly owned subsidiaries of the Company. On June 20, 2014, the SBIC subsidiary received a license from the U.S. Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. The SBIC subsidiary and its general partner are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by it are included in the consolidated financial statements.

The SBIC license allows the SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default. See footnote (2) of the Consolidated Schedule of Investments. SBA regulations currently limit the amount that an SBIC may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, as such term is defined by the SBA, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of both June 30, 2017 and December 31, 2016, the SBIC subsidiary had $38.0 million of regulatory capital, as such term is defined by the SBA, and has received commitments from the SBA of $65.0 million. As of both June 30, 2017 and December 31, 2016, the SBIC subsidiary had $65.0 million of SBA-guaranteed debentures outstanding.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. The Company sources investments primarily through the extensive network of relationships that the principals of Stellus Capital have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, certain disclosures accompanying the annual financial statements prepared in accordance with U.S. GAAP are omitted. The unaudited consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.

In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of the financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2017 and June 30, 2016 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2016. Certain reclassifications have been made to certain prior period balances to conform with current presentation. In accordance with Regulation S-X under the Securities Act of 1933, as amended, and the Exchange Act, the Company does not consolidate portfolio company investments. The accounting records of the Company are maintained in U.S. dollars.

Portfolio Investment Classification

The Company classifies its portfolio investments in accordance with the requirements of the 1940 Act as follows: (a) “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash and Cash Equivalents

At June 30, 2017, cash balances totaling $3,159,647 exceeded FDIC insurance protection levels of $250,000 by $2,909,647, subjecting the Company to risk related to the uninsured balance. In addition, at June 30, 2017, the Company held $3,793,656 in cash equivalents. All of the Company’s cash deposits are held at large established high credit quality financial institutions and management believes that risk of loss associated with any uninsured balances is remote.

Cash consists of bank demand deposits. We deem certain U.S. Treasury Bills and other high-quality, short-term debt securities as cash equivalents. At the end of each fiscal quarter, we may take proactive steps to

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

ensure we are in compliance with the RIC diversification requirements under Subchapter M of the Code, which are dependent upon the composition of our total assets at quarter end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions after quarter-end or temporarily drawing down on the Credit Facility (see Note 9). On June 30, 2017 and December 31, 2016, we held no U.S. Treasury Bills.

Use of Estimates

The preparation of the consolidated statements of assets and liabilities in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Deferred Financing Costs, Prepaid Loan Fees on SBA Debentures and Prepaid Loan Structure Fees

Deferred financing costs, prepaid loan fees on SBA-guaranteed debentures and prepaid loan structure fees consist of fees and expenses paid in connection with the closing of our Credit Facility, the Notes and SBA-guaranteed debentures and are capitalized at the time of payment. These are costs are presented as a direct deduction to the carrying amount of the respective liability and amortized using the straight line method over the term of the respective instrument.

Offering Costs

Offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock and bonds, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized when incurred and recognized as a reduction of offering proceeds when the offering is consummated. During the quarter ended June 30, 2017, the Company incurred $234,007 in connection with the offering of our stock in April 2017. These costs are shown on the Consolidated Statement of Changes in Net Assets as a reduction to Paid-in Capital. During the quarter ended June 30, 2016, the Company determined that it was no longer likely to issue shares under its then current shelf registration statement. As a result, the Company expensed $261,761 of previously capitalized deferred offering costs in the second quarter of last year. See Note 4 for further discussion.

Investments

As a BDC, the Company will generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by our board of directors, the Company intends to value investments for which market quotations are readily available at such market quotations. The Company will value these investments based on these market values from an independent pricing service or at the median between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. The Company also engages independent third party valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least twice annually.

Investments purchased within 90 days of the valuation date will be valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. With respect to unquoted securities, our board of directors, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

such as a purchase transaction, public offering or subsequent equity sale occurs, the board of directors will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because the Company expects that there will not be a readily available market for many of the investments in its portfolio, the Company expects to value most of its portfolio investments at fair value as determined in good faith by the board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

In following these approaches, the types of factors that will be taken into account in fair value pricing investments will include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Fair Value Measurements

We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our Credit Facility approximates fair value because the interest rate adjusts to the market interest rate (Level 3 input). See Note 6 below for further discussion regarding the fair value measurements and hierarchy.

Revenue Recognition

We record interest income on an accrual basis to the extent such interest is deemed collectible. For loan and debt securities with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

loan or debt security, any unamortized loan origination fee is recorded as interest income. We record prepayment premiums on loans and debt securities as other income. Dividend income, if any, will be recognized on the ex-dividend date.

We have investments in our portfolio that contain a payment-in-kind (“PIK”) interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be distributed to stockholders, even if we have not collected any cash.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment, sale or disposition and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Investment Transaction Costs

Costs that are material associated with an investment transaction, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales unless such costs are reimbursed by the borrower.

Receivables and Payables for Unsettled Securities Transaction

The Company records all investments on a trade date basis.

U.S. Federal Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes annually to its stockholders as dividends. Any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.

To avoid a 4% U.S federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its net capital gains for the one-year period ending December 31, (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned. Included in other general and administrative expenses for the six months ended June 30, 2017 is an additional estimate of $14,985 related to the estimated excise tax. The Company accrued $22,663 as of December 31, 2016 and paid $37,648 during the six months ending June 30, 2017.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period.

As of June 30, 2017 and December 31, 2016, the Company had not recorded a liability for any unrecognized tax positions. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses. Any expenses for the three and six months ended June 30, 2017 and 2016, were de minimis.

The Taxable Subsidiaries are direct wholly owned subsidiaries of the Company that have elected to be taxable entities. The Taxable Subsidiaries permit the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements.

The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

For the three and six months ended June 30, 2017, the Company recorded deferred income tax benefit of $0 and $8,593, respectively, related to the Taxable Subsidiaries. For the three and six months ended June 30, 2016, the Company recorded deferred income tax provision of $154,812 and $322,151, respectively, related to the Taxable Subsidiaries. In addition, as of June 30, 2017 and December 31, 2016, the Company had a deferred tax liability of $0 and $8,593, respectively.

Earnings per Share

Basic per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. The Company has no common stock equivalents. As a result, there is no difference between diluted earnings per share and basic per share amounts.

Paid In Capital

The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions and marketing support fees.

Recently Issued Accounting Standards

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The update is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The Company has assessed the revenue recognition guidance (Topic 605) and does not anticipate a material change in recognition due to the limited revenue streams and the overall basic requirements for recognition. As such, interest income and other income, the Company’s two revenue streams, will be limited in impact by the aforementioned guidance. Additionally, in May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. While the Company is currently assessing the impact of the guidance we do not expect the impact of this new standard on our consolidated financial statements to be material. The Company plans to do a modified adoption of ASU No 2014-09 when implemented.

In August 2014, the FASB issued ASU No. 2014-15 — Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. In connection with the preparation of interim and annual reports, the Company’s management will evaluate whether conditions or events exist that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date the financial statements are available to be issued, when applicable), and, if so, disclose that fact. Additionally, the Company’s management must evaluate and disclose whether its plans will alleviate that doubt. The guidance was effective for the Company beginning January 1, 2016. The Company has adopted the guidance as of January 1, 2016 and there is no impact on its consolidated financial statement.

In November 2015, the FASB issued ASU 2015-17 — Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. ASU 2015-17 requires entities to present deferred tax assets and deferred tax liabilities as noncurrent in a classified balance sheet. It simplifies the current guidance, which required entities to separately present deferred tax assets and liabilities as current or noncurrent in a classified balance sheet. The guidance was effective for the Company January 1, 2017. The Company has adopted the guidance as of January 1, 2017 and there is no material impact on its consolidated financial statement.

In August 2016, the FASB issued ASU 2016-15 — Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance addresses the classification of various transactions including debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, distributions received from equity method investments, beneficial interests in securitization transactions, and others. The update is effective for annual periods beginning after December 31, 2017, and interim periods within those annual periods. Early adoption is permitted, including adoption in an interim period. The Company early adopted the guidance as of January 1, 2017 and there is no material impact of this new standard on our consolidated financial statements.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. We believe the impact of the recently issued standards and any that are not yet effective will not have a material impact on our consolidated financial statements upon adoption.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with Stellus Capital under which they serve as our investment advisor. Pursuant to this agreement, the Company has agreed to pay to Stellus Capital an annual base management fee of 1.75% of gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, and an annual incentive fee.

For the three and six months ended June 30, 2017, the Company recorded an expense for base management fees of $1,523,010 and $3,087,538, respectively. For the three and six months ended June 30, 2016, the Company recorded an expense for base management fees of $1,550,841 and $3,099,214, respectively. As of June 30, 2017 and December 31, 2016, $1,023,011 and $1,608,295, respectively, were payable to Stellus Capital.

The incentive fee has two components, investment income and capital gains, as follows:

Investment Income Incentive Fee

The investment income component (“Investment Income Incentive Fee”) is calculated, and payable, quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The pre-incentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as the “Hurdle”). Pre-incentive fee net investment income means interest income, dividend income and any other income accrued during the calendar quarter, minus the Company’s operating expenses for the quarter excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s pre-incentive fee net investment income for any calendar quarter with respect to that portion of the pre-incentive net investment income for such quarter, if any, that exceeds the Hurdle but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “Catch-up”) and 20.0% of the Company’s pre-incentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any Investment Income Incentive Fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the Catch-up, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

For the three and six months ended June 30, 2017, the Company incurred $1,234,616 and $2,255,843 respectively, of Investment Income Incentive Fees. For the three and six months ended June 30, 2016, the Company incurred 986,276 and $2,011,098, respectively, of Investment Income Incentive Fees. As of June 30, 2017 and December 31, 2016, $1,423,614 and $1,353,271, respectively, of such Investment Income Incentive Fees were payable to the Advisor, of which $1,266,741 and $1,162,713, respectively, were currently payable (as explained below). As of June 30, 2017 and December 31, 2016, $156,873 and $190,557, respectively, of Investment Income Incentive Fees incurred but not paid by the Company were generated from deferred interest (i.e. PIK interest, certain discount accretion and deferred interest) and are not payable until such deferred amounts are received by the Company in cash.

Capital Gains Incentive Fee

The Company also pays the Advisor an incentive fee based on capital gains (the “Capital Gains Incentive Fee”). The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). The Capital Gains Incentive Fee is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid Capital Gains Incentive Fees is subtracted from such Capital Gains Incentive Fee calculated.

U.S. GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such realized gains and losses and unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory agreement. There can be no assurance that unrealized appreciation or depreciation will be realized in the future. Accordingly, such fees, as calculated and accrued, would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three and six months ended June 30, 2017 and 2016, the Company incurred no Capital Gains Incentive Fee. As of June 30, 2017 and December 31, 2016, no Capital Gains Incentive Fees were payable to the Advisor.

The following tables summarize the components of the incentive fees discussed above:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Investment Income Incentive Fees Incurred	$1,234,616	$986,276	$2,255,843	$2,011,098
Capital Gains Incentive Fee Incurred	—	—	—	—
Incentive Fee Expense	$1,234,616	$986,276	$2,255,843	$2,011,098

	June 30, 2017	December 31, 2016
Investment Income Incentive Fee Currently Payable	$1,266,741	$1,162,714
Investment Income Incentive Fee Deferred	156,873	190,557
Incentive Fee Payable	$1,423,614	$1,353,271

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

Director Fees

For the three and six months ended June 30, 2017, the Company recorded an expense relating to director fees of $79,000 and $171,000, respectively. For the three and six months ended June 30, 2016, the Company recorded an expense relating to director fees of $86,000 and $178,000, respectively. As of June 30, 2017 and December 31, 2016, no fees were payable relating to director fees.

Co-Investments

The Company has received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital where doing so is consistent with its investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objectives and strategies. The Company intends to co-invest, subject to the conditions included in the exemptive order the Company received from the SEC, with private credit funds managed by Stellus Capital that have an investment strategy that is identical to the Company’s investment strategy. The Company believes that such co-investments may afford it additional investment opportunities and an ability to achieve greater diversification.

Administrative Agent

The Company acts as administrative agent for certain loans it originates and then syndicates. As administrative agent, the Company receives interest, principal and/or other payments from borrowers that is redistributed to syndication partners. If not redistributed by the reporting date, such a payable is recorded to syndication partners on the Consolidated Statements of Assets and Liabilities. No such payable exists as of June 30, 2017 and December 31, 2016.

License Agreement

The Company has entered into a license agreement with Stellus Capital under which Stellus Capital has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Stellus Capital.” Under this agreement, the Company has a right to use the “Stellus Capital” name for so long as Stellus Capital or one of its affiliates remains its investment advisor. Other than with respect to this limited license, the Company has no legal right to the “Stellus Capital” name. This license agreement will remain in effect for so long as the investment advisory agreement with Stellus Capital is in effect.

Administration Agreement

The Company has entered into an administration agreement with Stellus Capital pursuant to which Stellus Capital will furnish it with office facilities and equipment and will provide it with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, Stellus Capital will perform, or oversee the performance of, the Company’s required administrative services, which includes, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

Included in administrative services expense for the three and six months ended June 30, 2017, the Company recorded expenses of $280,274 and $560,196, respectively, relating to the administration agreement. Included in administrative services expense for the three and six months ended June 30, 2016, the Company recorded expenses of $221,755 and $475,908, respectively, relating to the administration agreement. As of June 30, 2017 and December 31, 2016, $280,274 and $232,169, respectively, remained payable to Stellus Capital relating to the administration agreement.

Indemnifications

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement, Stellus Capital and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital’s services under the investment advisory agreement or otherwise as our investment adviser.

NOTE 3 — DISTRIBUTIONS

Monthly distributions are generally declared by the Company’s board of directors each calendar quarter and recognized as distribution liabilities on the ex-dividend date. The Company intends to distribute net realized gains (i.e., net capital gains in excess of net capital losses), if any, at least annually. The stockholder distributions, if any, will be determined by the board of directors. Any distribution to stockholders will be declared out of assets legally available for distribution.

The following table reflects the Company’s distributions declared and paid or to be paid on its common stock since Inception:

Date Declared	Record Date	Payment Date	Per Share
Fiscal 2012
December 7, 2012	December 21, 2012	December 27, 2012	$0.1812
Fiscal 2013
March 7, 2013	March 21, 2013	March 28, 2013	$0.3400
June 7, 2013	June 21, 2013	June 28, 2013	$0.3400
August 21, 2013	September 5, 2013	September 27, 2013	$0.3400
November 22, 2013	December 9, 2013	December 23, 2013	$0.3400
Fiscal 2014
December 27, 2013	January 15, 2014	January 24, 2014	$0.0650
January 20, 2014	January 31, 2014	February 14, 2014	$0.1133
January 20, 2014	February 28, 2014	March 14, 2014	$0.1133
January 20, 2014	March 31, 2014	April 15, 2014	$0.1133
April 17, 2014	April 30, 2014	May 15, 2014	$0.1133
April 17, 2014	May 30, 2014	June 16, 2014	$0.1133
April 17, 2014	June 30, 2014	July 15, 2014	$0.1133
July 7, 2014	July 31, 2014	August 15, 2014	$0.1133
July 7, 2014	August 29, 2014	September 15, 2014	$0.1133
July 7, 2014	September 30, 2014	October 15, 2014	$0.1133
October 15, 2014	October 31, 2014	November 14, 2014	$0.1133

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 3 — DISTRIBUTIONS  – (continued)

Date Declared	Record Date	Payment Date	Per Share
October 15, 2014	November 28, 2014	December 15, 2014	$0.1133
October 15, 2014	December 31, 2014	January 15, 2015	$0.1133
Fiscal 2015
January 22, 2015	February 2, 2015	February 13, 2015	$0.1133
January 22, 2015	February 27, 2015	March 13, 2015	$0.1133
January 22, 2015	March 31, 2015	April 15, 2015	$0.1133
April 15, 2015	April 30, 2015	May 15, 2015	$0.1133
April 15, 2015	May 29, 2015	June 15, 2015	$0.1133
April 15, 2015	June 30, 2015	July 15, 2015	$0.1133
July 8, 2015	July 31, 2015	August 14, 2015	$0.1133
July 8, 2015	August 31, 2015	September 15, 2015	$0.1133
July 8, 2015	September 20, 2015	October 15, 2015	$0.1133
October 14, 2015	October 30, 2015	November 13, 2015	$0.1133
October 14, 2015	November 30, 2015	December 15, 2015	$0.1133
October 14, 2015	December 31, 2015	January 15, 2016	$0.1133
Fiscal 2016
January 13, 2016	January 29, 2016	February 15, 2016	$0.1133
January 13, 2016	February 29, 2016	March 15, 2016	$0.1133
January 13, 2016	March 31, 2016	April 15, 2016	$0.1133
April 15, 2016	April 29, 2016	May 13, 2016	$0.1133
April 15, 2016	May 31, 2016	June 15, 2016	$0.1133
April 15, 2016	June 30, 2016	July 15, 2016	$0.1133
July 7, 2016	July 29, 2016	August 15, 2016	$0.1133
July 7, 2016	August 31, 2016	September 15, 2016	$0.1133
July 7, 2016	September 30, 2016	October 14, 2016	$0.1133
October 7, 2016	October 31, 2016	November 15, 2016	$0.1133
October 7, 2016	November 30, 2016	December 15, 2016	$0.1133
October 7, 2016	December 30, 2016	January 13, 2017	$0.1133
Fiscal 2017
January 13, 2017	January 31, 2017	February 15, 2017	$0.1133
January 13, 2017	February 28, 2017	March 15, 2017	$0.1133
January 13, 2017	March 31, 2017	April 14, 2017	$0.1133
April 14, 2017	April 28, 2017	May 15, 2017	$0.1133
April 14, 2017	May 31, 2017	June 15, 2017	$0.1133
April 14, 2017	June 30, 2017	July 14, 2017	$0.1133
Total			$6.3648

Unless the stockholder elects to receive its distributions in cash, the Company intends to make such distributions in additional shares of the Company’s common stock under the Company’s dividend reinvestment plan. Although distributions paid in the form of additional shares of the Company’s common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the Company’s dividend reinvestment plan will not receive any corresponding cash

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 3 — DISTRIBUTIONS  – (continued)

distributions with which to pay any such applicable taxes. Any distributions reinvested through the issuance of shares through the Company’s dividend reinvestment plan will increase the Company’s gross assets on which the base management fee and the incentive fee are determined and paid to Stellus Capital. No new shares were issued in connection with the distributions made during the three and six months ended June 30, 2017 and 2016.

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

The table below illustrates the number of common stock shares the Company issued since inception through various equity offerings.

Issuance of Common Stock	Number of Shares	Gross Proceeds	Underwriting fees	Offering Expenses	Net Proceeds	Average Offering Price
Year ended December 31, 2012	12,035,023	$180,522,093	$4,959,720	$835,500	$174,726,873	$14.90
Year ended December 31, 2013	63,998	899,964	—	—	899,964	$14.06
Year ended December 31, 2014	380,936	5,485,780	75,510	29,904	5,380,366	$14.47
Quarter ended June 30, 2017	3,162,500	44,591,250	1,296,625	234,007	43,060,618	$14.10
Total	15,642,457	$231,499,087	$6,331,855	$1,099,411	224,067,821

The Company issued no shares of common stock during the three and six months ended June 30, 2017 or the year ended December 31, 2016 in connection with the stockholder distribution reinvestment plan.

The Company issued 3,162,500 additional shares of common stock during the quarter ended June 30, 2017 in connection with an equity offering. Gross proceeds resulting from the issuance totaled $44,591,250, and underwriting and other expenses related to the offering totaled $1,530,632. The average offering price for this capital raise was $14.10.

NOTE 5 — NET INCREASE IN NET ASSETS PER COMMON SHARE

The following information sets forth the computation of net increase in net assets resulting from operations per common share for the three and six ended June 30, 2017 and June 30, 2016.

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net increase in net assets resulting from operations	$6,044,766	$5,029,920	$12,069,518	$7,553,769
Average common shares	15,347,814	12,479,959	13,921,808	12,479,959
Basic and diluted earnings per common share	$0.39	$0.41	$0.87	$0.61

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 —	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

Level 2 —	Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;
Level 3 —	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

At June 30, 2017, the Company had investments in 46 portfolio companies. The composition of our investments as of June 30, 2017 is as follows:

	Cost	Fair Value
Senior Secured – First Lien(a)	$79,199,390	$79,569,800
Senior Secured – Second Lien	155,692,613	155,707,188
Unsecured Debt	77,029,784	77,273,279
Equity	18,349,050	24,820,045
Total Investments	$330,270,837	$337,370,312

(a)	Includes unitranche investments, which account for 6% of our portfolio at fair value.

At December 31, 2016, the Company had investments in 45 portfolio companies. The composition of our investments as of December 31, 2016 was as follows:

	Cost	Fair Value
Senior Secured – First Lien(a)	$113,264,200	$113,482,205
Senior Secured – Second Lien	163,112,172	162,486,388
Unsecured Debt	70,919,986	70,725,412
Equity	14,920,893	18,931,886
Total Investments	$362,217,251	$365,625,891

(a)	Includes unitranche investments, which account for 8% of our portfolio at fair value.

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms and conditions of the underlying loan agreements. As of June 30, 2017 and December 31, 2016, the Company had three and two such investments, respectively, with aggregate unfunded commitments of $2,436,667 and $1,875,000, respectively.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2017 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$79,569,800	$79,569,800
Senior Secured – Second Lien	—	—	155,707,188	155,707,188
Unsecured Debt	—	—	77,273,279	77,273,279
Equity	—	—	24,820,045	24,820,045
Total Investments	$—	$—	$337,370,312	$337,370,312

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2016 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$113,482,205	$113,482,205
Senior Secured – Second Lien	—	17,965,000	144,521,388	162,486,388
Unsecured Debt	—	—	70,725,412	70,725,412
Equity	—	—	18,931,886	18,931,886
Total Investments	$—	$17,965,000	$347,660,891	$365,625,891

The aggregate values of Level 3 portfolio investments changed during the six months ended June 30, 2017 are as follows:

	Senior Secured Loans – First Lien	Senior Secured Loans – Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of year	$113,482,205	$144,521,388	$70,725,412	$18,931,886	$347,660,891
Purchases of investments	7,905,000	30,601,000	6,203,400	3,285,214	47,994,614
Payment-in-kind interest	56,725	46,044	42,676	—	145,445
Sales and redemptions	(40,710,611)	(29,846,898)	(300,000)	(721,161)	(71,578,670)
Transfer from term loan to equity	(864,101)	—	—	864,101	—
Realized loss	(626,997)	—	—	—	(626,997)
Change in unrealized appreciation included in earnings	152,404	599,494	438,071	2,460,005	3,649,974
Amortization of premium and accretion of discount, net	175,175	236,160	163,720	—	575,055
Transfer from Level 2	—	9,550,000	—	—	9,550,000
Fair value at end of period	$79,569,800	$155,707,188	$77,273,279	$24,820,045	$337,370,312
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of June 30, 2017	$(233,386)	$1,067,036	$438,068	$2,460,003	$3,731,721

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The aggregate values of Level 3 portfolio investments changed during the year ended December 31, 2016 are as follows:

	Senior Secured Loans – First Lien	Senior Secured Loans – Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of year	$131,908,961	$131,972,581	$72,212,282	$12,923,873	$349,017,697
Purchases of investments	25,009,310	35,664,883	1,354,073	3,632,768	65,661,034
Payment-in-kind interest	112,952	22,874	107,940	—	243,766
Sales and Redemptions	(44,947,647)	(9,850,061)	(122,094)	(1,019,375)	(55,939,177)
Realized Gains	(674,702)	—	(12,200,353)	(214,286)	(13,089,341)
Change in unrealized depreciation included in earnings	1,653,933	2,684,245	9,085,283	3,608,906	17,032,367
Amortization of premium and accretion of discount, net	419,398	392,196	288,281	—	1,099,875
Transfer from Level 2	—	(16,365,330)	—	—	(16,365,330)
Fair value at end of year	$113,482,205	$144,521,388	$70,725,412	$18,931,886	$347,660,891
Change in unrealized depreciation on Level 3 investments still held as December 31, 2016	$1,399,408	$2,588,122	$9,084,789	$3,686,972	$16,759,291

During the six months ended June 30, 2017, there was one sale of a Level 2 and a transfer from Level 2 to Level 3, as there was a drop in the available broker quotes. During the year ended December 31, 2016, there were two transfers from Level 3 to Level 2 as additional broker quotes became available. Transfers are reflected at the value of the securities at the beginning of the period.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of geographical concentration of our investment portfolio as of June 30, 2017:

	Cost	Fair Value	% of Total Investments
Texas	79,383,012	79,231,241	23.48%
New York	49,402,400	49,674,931	14.72%
Colorado	27,909,605	30,150,000	8.94%
Massachusetts	22,499,812	22,777,850	6.75%
California	22,562,866	22,550,357	6.68%
New Jersey	20,908,609	20,867,420	6.19%
North Carolina	12,851,355	12,925,000	3.83%
Tennessee	12,324,273	12,350,000	3.66%
Ohio	9,938,681	10,443,640	3.10%
Missouri	9,138,777	9,500,000	2.82%
Puerto Rico	8,716,485	8,139,833	2.41%
Pennsylvania	7,834,071	8,040,937	2.38%
Georgia	5,924,872	7,900,000	2.34%
Arkansas	7,446,768	7,603,807	2.25%
Illinois	6,699,238	7,463,750	2.21%
Canada	6,775,432	6,841,739	2.03%
Minnesota	5,690,178	5,670,800	1.68%
Washington	4,165,519	4,332,500	1.28%
Virginia	4,036,449	4,108,288	1.22%
Arizona	3,321,055	3,386,969	1.00%
Alabama	1,206,682	1,850,000	0.55%
Utah	1,292,394	1,191,250	0.35%
Florida	242,304	370,000	0.11%
	$330,270,837	$337,370,312	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Texas	$74,433,626	$73,576,277	20.13%
New York	42,102,392	41,930,666	11.47%
Colorado	27,855,053	28,979,651	7.93%
California	28,298,845	28,606,727	7.82%
Massachusetts	22,467,254	22,944,663	6.28%
Georgia	20,626,735	22,469,217	6.15%
New Jersey	20,710,728	20,804,704	5.69%
Illinois	17,554,821	17,590,281	4.81%
Alabama	16,191,841	16,584,379	4.54%
Missouri	14,096,725	14,441,599	3.95%
Tennessee	12,310,883	12,045,701	3.29%
Arkansas	9,912,815	10,102,283	2.76%
Pennsylvania	8,035,182	8,301,104	2.27%
Puerto Rico	8,712,537	8,229,054	2.25%
Florida	7,453,847	7,431,820	2.03%
Canada	6,765,448	6,692,648	1.83%
Minnesota	6,362,834	6,374,800	1.74%
North Carolina	4,920,321	5,000,000	1.37%
Washington	4,158,696	4,211,990	1.15%
Virginia	4,029,530	4,060,519	1.11%
Arizona	3,408,099	3,410,583	0.93%
Utah	1,291,083	1,311,789	0.36%
Ohio	517,956	525,436	0.14%
	$362,217,251	$365,625,891	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of industry concentration of our investment portfolio as of June 30, 2017:

	Cost	Fair Value	% of Total Investments
Healthcare & Pharmaceuticals	$51,622,001	53,209,273	15.77%
Finance	45,901,277	47,240,000	14.00%
Software	36,251,622	36,840,350	10.92%
Chemicals, Plastics, & Rubber	20,793,627	21,050,480	6.24%
Construction & Building	20,375,055	20,406,045	6.05%
Retail	18,802,798	18,612,777	5.52%
Education	17,342,544	17,375,000	5.15%
Consumer Goods: Durable	16,549,631	16,780,036	4.97%
High Tech Industries	16,507,158	15,823,750	4.69%
Media: Broadcasting & Subscription	14,439,189	15,655,886	4.64%
Beverage, Food, & Tobacco	11,901,499	11,891,250	3.52%
Services: Business	9,407,872	11,440,000	3.39%
Automotive	7,834,071	8,040,937	2.38%
Telecommunications	7,962,247	7,590,000	2.25%
Transportation: Cargo	6,775,432	6,841,739	2.03%
Capital Equipment	6,728,348	6,759,532	2.00%
Energy: Oil & Gas	6,758,305	6,730,000	1.99%
FIRE: Insurance	5,403,312	5,475,000	1.62%
Services: Government	4,036,449	4,108,288	1.22%
Hotel, Gaming, & Leisure	3,321,055	3,386,969	1.00%
Environmental Industries	615,042	1,120,000	0.33%
Services: Consumer	942,304	993,000	0.29%
	$330,270,837	$337,370,312	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of industry concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Finance	$56,663,586	$57,504,930	15.73%
Software	36,199,915	36,730,618	10.05%
Media: Broadcasting & Subscription	36,001,876	36,637,803	10.02%
Healthcare & Pharmaceuticals	35,002,051	35,583,505	9.73%
Services: Business	24,105,217	25,884,879	7.08%
Chemicals, Plastics, & Rubber	20,763,612	21,165,542	5.79%
Consumer goods: Durable	18,957,486	19,146,954	5.24%
Retail	18,973,041	19,095,787	5.22%
Education	17,325,046	17,498,701	4.79%
Telecommunications	16,403,791	16,009,390	4.38%
High Tech Industries	16,486,738	15,382,000	4.21%
Consumer Goods: Non-durable	12,437,795	12,700,000	3.47%
Beverage, Food, & Tobacco	11,881,630	11,991,250	3.28%
Automotive	8,035,182	8,301,104	2.27%
Services: Consumer	8,453,847	8,153,879	2.23%
Transportation: Cargo	6,765,448	6,692,648	1.83%
Energy: Oil & Gas	7,320,058	6,654,662	1.82%
Services: Government	4,029,530	4,060,519	1.11%
Hotel, Gaming, & Leisure	3,408,099	3,410,583	0.93%
Construction & Building	2,485,347	2,495,701	0.68%
Environmental Industries	517,956	525,436	0.14%
	$362,217,251	365,625,891	100.00%

The following provides quantitative information about Level 3 fair value measurements as of June 30, 2017:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)(3)
First lien debt	$79,569,800	Income/Market approach(2)	HY credit spreads, Risk free rates Market multiples	-2.32% to 5.28% (-0.67%) -0.10% to 0.78% (0.27%) 5x to 19x (11x)(4)
Second lien debt	$155,707,188	Income/Market approach(2)	HY credit spreads, Risk free rates Market multiples	-2.31% to 4.52% (-0.38%) -0.64% to 0.72% (0.04%) 5x to 31x (12x)(4)
Unsecured debt	$77,273,279	Income/Market approach(2)	HY credit spreads, Risk free rates Market multiples	-1.46% to -0.52% (-0.90%) -0.36% to 0.88% 0.18% 5x to 13x (11x)(4)
Equity investments	$24,820,045	Market approach(5)	Underwriting multiple/EBITDA Multiple	1x to 13x (9x)
Total Long Term Level 3 Investments	$337,370,312

(1)	Weighted average based on fair value as of June 30, 2017.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

(2)	Inclusive of not limited to (a) the market approach which is used to determine sufficient enterprise value, and (b) the income approach which is based on discounting future cash flows using an appropriate market yield.
(3)	The Company calculates the price of the loan by discounting future cash flows, which include forecasted future LIBOR rates based on the published forward LIBOR curve at the valuation date, using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan’s yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit spreads, changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant movements in any of these factors would result in a significantly lower or higher fair value measurement. As an example, the “Range (Average)” for second lien debt instruments in the table above indicates that the change in the HY spreads between the date a loan closed and the valuation date ranged from -2.31% (-231 basis points) to 4.52% (452 basis points). The average of all changes was -0.38% (-38 basis points).
(4)	Median of LTM (last twelve months) EBITDA multiples of comparable companies.
(5)	The primary significant unobservable input used in the fair value measurement of the Company’s equity investments is the EBITDA multiple (the “Multiple”). Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiple, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2016:

Description:	Fair Value	Valuation Technique		Unobservable Inputs	Range (Average)(1)(3)
First lien debt	$113,482,205	Income/Market approach	(2)	HY credit spreads, Risk free rates Market multiples	-2.01% to 0.69% (-0.66%) -0.21% to 0.83% (0.16%) 7x to 14x (10x)(4)
Second lien debt	$144,521,388	Income/Market approach	(2)	HY credit spreads, Risk free rates Market multiples	-7.34% to 6.67% (0.00%) -0.60% to 0.79% (0.00%) 5x to 19x (11x)(4)
Unsecured debt	$70,725,412	Income/Market approach	(2)	HY credit spreads, Risk free rates Market multiples	-0.91% to 0.03% (-0.36%) -0.36% to 0.95% (0.10%) 7x to 13x (10x)(4)
Equity investments	$18,931,886	Market approach	(5)	Underwriting multiple/EBITDA Multiple	1x to 13x (9x)
Total Long Term Level 3 Investments	$347,660,891

(1)	Weighted average based on fair value as of December 31, 2016.
(2)	Inclusive of not limited to (a) the market approach which is used to determine sufficient enterprise value, and (b) the income approach which is based on discounting future cash flows using an appropriate market yield.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

(3)	The Company calculates the price of the loan by discounting future cash flows, which include forecasted future LIBOR rates based on the published forward LIBOR curve at the valuation date, using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan’s yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit, changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant movements in any of these factors would result in a significantly lower or higher fair value measurement. As an example, the “Range (Average)” for first lien debt instruments in the table above indicates that the change in the HY spreads between the date a loan closed and the valuation date ranged from -2.01% (201 basis points) to 0.69% (69 basis points). The average of all changes was -0.66%.
(4)	Median of LTM (last twelve months) EBITDA multiples of comparable companies.
(5)	The primary significant unobservable input used in the fair value measurement of the Company’s equity investments is the EBITDA multiple (the “Multiple”). Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiple, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

As of June 30, 2017 and December 31, 2016, the Company had unfunded commitments of $2,436,667 and $1,875,000, respectively, to provide debt financing for three and two portfolio companies, respectively. The Company maintains sufficient liquidity to fund such unfunded loan commitments (through cash on hand and available borrowings under its Credit Facility as defined in Note 9, below) should the need arise.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 8 — FINANCIAL HIGHLIGHTS

	For the six months ended June 30, 2017 (unaudited)	For the six months ended June 30, 2016 (unaudited)
Per Share Data:(1)
Net asset value at beginning of period	$13.69	$13.19
Net investment income	0.65	0.64
Change in unrealized appreciation (depreciation)	0.26	(0.07)
Net realized loss	(0.05)	—
Benefit for taxes on net realized loss or net unrealized gain on investments at Taxable Subsidiaries	—	0.04
Total from investment operations	$0.86	$0.61
Offering Cost	(0.02)
Stockholder distributions from:
Net investment income	(0.68)	(0.68)
Other(7)	(0.01)	—
Net asset value at end of period	$13.84	$13.12
Per share market value at end of period	$13.71	$10.24
Total return based on market value(2)	19.38%	14.04%
Weighted average shares outstanding	13,921,808	12,479,959
Ratio/Supplemental Data:
Net assets at end of period	$216,453,173	$163,720,501
Weighted Average net assets	$172,029,910	$163,791,413
Annualized ratio of gross operating expenses to net assets(3)(6)	13.11%	13.35%
Annualized ratio of interest expense and other fees to net assets(3)	4.51%	4.81%
Annualized ratio of net investment income to net assets(3)(6)	10.65%	9.96%
Portfolio Turnover(4)	13.65%	4.55%
Notes payable	$25,000,000	$25,000,000
Credit Facility payable	$39,000,000	$110,000,000
SBA Debentures	$65,000,000	$65,000,000
Asset coverage ratio(5)	4.38x	2.21x

(1)	Financial highlights are based on weighted average shares outstanding as of period end.
(2)	Total return on market value is based on the change in market price per share since the end of the prior year and assumes enrollment in the Company’s dividend reinvestment plan. The total returns are not annualized.
(3)	Financial highlights for periods of less than one year are annualized, with exception of the provision for taxes on the unrealized gain on investments.
(4)	Calculated as the lesser of purchases or sales divided by average portfolio balance and is not annualized.
(5)	Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period. SBA debentures are excluded from the numerator and denominator.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 8 — FINANCIAL HIGHLIGHTS  – (continued)

(6)	These ratios include the impact of the benefit for income taxes related to unrealized loss on investments of $8,593 for the six months ended June 30, 2017 and a benefit for income taxes related to unrealized gain on investments of $322,151 for the six months ended June 30, 2016, which are not reflected in net investment income, gross operating expenses or net operating expenses. The provision for income taxes related to unrealized gain or loss on investments to net assets for the six months ended June 30, 2017 and 2016 is <0.01% and 0.10%, respectively.
(7)	Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of the period end.

NOTE 9 — CREDIT FACILITY

On November 7, 2012, the Company entered into a revolving credit facility (the “Credit Facility”) with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120,000,000 on a committed basis with an accordion feature that allows the Company to increase the aggregate commitments up to $195,000,000, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. There can be no assurances that existing lenders will agree to such an increase, or that additional lenders will join the Credit Facility to increase available borrowings.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash not held at the SBIC subsidiary, but excluding short term investments. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity test of at least 85% of adjusted borrowing base, (ii) maintaining an asset coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum shareholder’s equity. As of June 30, 2017, the Company was in compliance with these covenants. Additionally, the Credit Facility requires that the Company meet certain conditions in connection with incurring additional indebtedness under the Credit Facility, including that the Company have a minimum asset coverage ratio of 2.20 to 1.0 immediately after giving effect to such borrowing. As of June 30, 2017, the Company’s asset coverage ratio was 4.38 to 1.0.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 9 — CREDIT FACILITY  – (continued)

As of June 30, 2017 and December 31, 2016, the outstanding balance under the Credit Facility was $39,000,000 and $116,000,000, respectively. The carrying amount of the amount outstanding under the Credit Facility approximates its fair value. The Company incurred total costs of $3,117,716 in connection with obtaining, amending, and maintaining the Credit Facility, which are being amortized over the life of the Credit Facility. As of June 30, 2017 and December 31, 2016, $581,611 and $828,792 of such prepaid loan structure fees and administration fees had yet to be amortized, respectively. These prepaid loan fees are presented on our consolidated statement of assets and liabilities as a deduction from the debt liability attributable to the Credit Facility as required by ASU No. 2015-3.

	June 30, 2017	December 31, 2016
Credit Facility payable	$39,000,000	$116,000,000
Prepaid loan structure fees	581,611	828,792
Credit facility payable, net of prepaid loan structure fees	$38,418,389	$115,171,208

For the three months ended June 30, 2017, the weighted average effective interest rate under the Credit Facility was approximately 3.7% (approximately 5.1% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $742,880 for the three months ended June 30, 2017, of which $541,064 was interest expense, $111,842 was amortization of loan fees paid on the Credit Facility, $77,542 related to commitment fees on the unused portion of the Credit Facility, and $12,432 related to loan administration fees. The Company paid $657,326 in interest expense and unused commitment fees for the three months ended June 30, 2017. The average borrowings under the Credit Facility for the three months ended June 30, 2017 were $58,648,352.

For the six months ended June 30, 2017, the weighted average effective interest rate under the Credit Facility was approximately 3.6% (approximately 4.4% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $1,780,520 for the six months ended June 30, 2017, of which $1,436,731 was interest expense, $222,454 was amortization of loan fees paid on the Credit Facility, $96,608 related to commitment fees on the unused portion of the Credit Facility, and $24,727 related to loan administration fees. The Company paid $1,619,006 in interest expense and unused commitment fees for the six months ended June 30, 2017. The average borrowings under the Credit Facility for the six months ended June 30, 2017 were $81,570,442.

For the three months ended June 30, 2016, the weighted average effective interest rate under the Credit Facility was approximately 3.1% (approximately 3.7% including commitment and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $977,922 for the three months ended June 30, 2016, of which $830,436 was interest expense, $118,025 was amortization of loan fees paid on the Credit Facility, $17,063 related to commitment fees on the unused portion of the Credit Facility, and $12,398 related to loan administration fees. The Company paid $878,914 in interest expense and unused commitment fees for the three months ended June 30, 2016. The average borrowings under the Credit Facility for the three months ended June 30, 2016 were $106,615,385.

For the six months ended June 30, 2016, the weighted average effective interest rate under the Credit Facility was approximately 3.1% (approximately 3.7% including commitment and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $1,967,366 for the six months ended June 30, 2016, of which $1,676,186 was interest expense, $236,050 was amortization of loan fees paid on the Credit Facility, $30,334 related to commitment fees on the unused portion of the Credit Facility, and $24,796 related to loan administration fees. The Company paid $1,736,054 in interest expense and unused commitment fees for the six months ended June 30, 2016. The average borrowings under the Credit Facility for the six months ended June 30, 2016 were $108,057,692.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 10 — NOTES

On May 5, 2014, the Company closed a public offering of $25,000,000 in aggregate principal amount of 6.50% notes (the “Notes”). The Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2016. The Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. The net proceeds to the Company from the sale of the Notes, after underwriting discounts and offering expenses, were approximately $24.1 million. The Company used all of the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility. On both June 30, 2017 and December 31, 2016, the carrying amount of the Notes was approximately $25,000,000 and the fair value of the Notes was approximately $26.0 million and $25.2 million, respectively. The Notes are listed on New York Stock Exchange under the trading symbol “SCQ”. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to sufficient trading volume.

In connection with the issuance and maintenance of the Notes, we have incurred $934,570 of fees which are being amortized over the term of the Notes, of which $345,253 remains to be amortized as of June 30, 2017. These financing costs are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3.

The following is a summary of the Notes Payable, net of deferred financing costs:

	June 30, 2017	December 31, 2016
Notes payable	$25,000,000	$25,000,000
Deferred financing costs	345,253	434,109
Notes payable, net of deferred financing costs	$24,654,747	$24,565,891

For the three months ended June 30, 2017, the Company incurred interest and fee expense on the Notes of $453,438, of which $406,250 was interest expense, $45,439 was amortization of loan fees paid on the Notes, and $1,749 related to administration fees. The Company paid $406,250 in interest expense on the Notes during the period.

For the six months ended June 30, 2017, the Company incurred interest and fee expense on the Notes of $906,357, of which $812,500 was interest expense, $90,378 was amortization of loan fees paid on the Notes, and $3,479 related to administration fees. The Company paid $812,500 in interest expense on the Notes during the period.

For the three months ended June 30, 2016, the Company incurred interest and fee expense on the Notes of $452,775, of which $406,250 was interest expense, $45,941 was amortization of loan fees paid on the Notes, and $584 related to administration fees. The Company paid $406,250 in interest expense on the Notes during the period.

For the six months ended June 30, 2016, the Company incurred interest and fee expense on the Notes of $906,209, of which $812,500 was interest expense, $91,380 was amortization of loan fees paid on the Notes, and $2,329 related to administration fees. The Company paid $812,500 in interest expense on the Notes during the period.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) a requirement to provide financial information to the holders of the notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Exchange Act.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 11 — SBA DEBENTURES

Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA subject to a regulatory leverage limit, up to two times the amount of regulatory capital. As of both June 30, 2017 and December 31, 2016, the SBIC subsidiary had $38,000,000 in regulatory capital, respectively, as such term is defined by the SBA.

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 12, 2014, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $65,000,000 more than we would otherwise be able to absent the receipt of this exemptive relief.

On a stand-alone basis, the SBIC subsidiary held $108,295,676 and $104,622,663 in assets at June 30, 2017 and December 31, 2016, respectively, which accounted for approximately 31.0% and 27.5% of our total consolidated assets at June 30, 2017 and December 31, 2016, respectively.

Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. As of both June 30, 2017 and December 31, 2016, the SBIC subsidiary had $65,000,000 of SBA Debentures (the “SBA Debentures”) outstanding, which mature ten years from issuance. The first maturity related to the SBA Debentures does not occur until 2025, and the remaining weighted average duration of all of our outstanding SBA Debentures is approximately 8.4 years as of June 30, 2017.

As of June 30, 2017 and December 31, 2016, the carrying amount of the SBA Debentures approximated their fair value. The fair values of the SBA Debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA Debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At June 30, 2017 and December 31, 2016 the SBA Debentures would be deemed to be Level 3, as defined in Note 6.

As of June 30, 2017, the Company has incurred $2,226,250 in financing costs related to the SBA Debentures. As of June 30, 2017 and December 31, 2016, $1,496,651 and $1,657,964 of prepaid financing costs had yet to be amortized, respectively. These prepaid loan fees are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3. See Note 1 for further discussion.

The following is a summary of the SBA Debentures, net of prepaid loan fees:

	June 30, 2017	December 31, 2016
SBA Debentures payable	$65,000,000	$65,000,000
Prepaid loan fees	1,496,651	1,657,964
SBA Debentures, net of prepaid loan fees	$63,503,349	$63,342,036

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 11 — SBA DEBENTURES  – (continued)

For the three months ended June 30, 2017, the weighted average effective interest rate for the SBA Debentures was approximately 3.1% (approximately 3.6% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $584,491 for the three months ended June 30, 2017, of which $503,391 was interest expense, and $81,100 was amortization of loan fees. The Company paid no interest during the three months ended June 30, 2017. The average borrowings of SBA Debentures for the three months ended June 30, 2017 were $65,000,000.

For the six months ended June 30, 2017, the weighted average effective interest rate for the SBA Debentures was approximately 3.1% (approximately 3.6% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $1,162,561 for the six months ended June 30, 2017, of which $1,001,250 was interest expense, and $161,311 was amortization of loan fees. The Company paid $1,001,250 of interest expense during the six months ended June 30, 2017. The average borrowings of SBA Debentures for the six months ended June 30, 2017 were $65,000,000.

For the three months ended June 30, 2016, the weighted average effective interest rate for the SBA Debentures was approximately 3.1% (approximately 3.6% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $584,493 for the three months ended June 30, 2016, of which $503,391 was interest expense, and $81,102 was amortization of loan fees. The Company paid no interest expense during the three months ended June 30, 2016. The average borrowings of SBA Debentures for the three months ended June 30, 2016 were $65,000,000.

For the six months ended June 30, 2016, the weighted average effective interest rate for the SBA Debentures was approximately 2.7% (approximately 3.2% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA Debentures of $1,021,458 for the six months ended June 30, 2016, of which $859,254 was interest expense, and $162,204 was amortization of loan fees. The Company paid $557,540 of interest expense during the six months ended June 30, 2016. The average borrowings of SBA Debentures for the six months ended June 30, 2016 were $65,000,000.

NOTE 12 — SUBSEQUENT EVENTS

Investment Portfolio

On July 3, 2017, the Company invested an additional $0.06 million in the equity of Apex Environmental Resources Holdings LLC.

On July 7, 2017, the Company received full repayment on the second lien term loan of Atkins Nutritionals Holdings II, Inc. for proceeds of $8.0 million.

On July 14, 2017, the Company received full repayment on the unsecured term loan of OG Systems LLC for proceeds of $4.0 million.

On July 26, 2017, the Company invested $22.5 million in the first lien term loan of Resolute Industrial, LLC, a provider of water and air-cooled services and manufacturer. We also committed to fund a $2.5 million revolver and a $5.75 million delayed draw term loan. Additionally, the Company invested $0.75 million in the equity of the company.

SBIC Subsidiary

On July, 25, 2017, the Company contributed additional equity of $20.5 million to the SBIC subsidiary, bringing total regulatory capital contributed to $58.5 million.

Credit Facility

The outstanding balance under the Credit Facility as of August 3, 2017 was $51.5 million.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2017
(Unaudited)

NOTE 12 — SUBSEQUENT EVENTS  – (continued)

Dividend Declared

On July 7, 2017, the Company’s board of directors declared a regular monthly dividend for each of July 2017, August 2017 and September 2017 as follows:

Declared	Ex-Dividend Date	Record Date	Payment Date	Amount per Share
7/7/2017	7/27/2017	7/31/2017	8/15/2017	$0.1133
7/7/2017	8/29/2017	8/31/2017	9/15/2017	$0.1133
7/7/2017	9/28/2017	9/29/2017	10/13/2017	$0.1133

On July 10, 2017, The New York Stock Exchange announced a change beginning with record date of September 7, 2017, going forward. Ex-dividend dates were changed from two to one business day prior to the record date. Based on this change, the correct ex-dividend date for the 9/29/17 record date is 9/28/2017, instead of 9/27/2017 as reported in the Company’s July 10, 2017 press release.

PROSPECTUS

Stellus Capital Investment Corporation

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

We may offer, from time to time in one or more offerings, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants to purchase common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 and are subject to reduced public company reporting requirements. We will no longer qualify as an “emerging growth company” beginning with our fiscal year ending December 31, 2017.

On March 29, 2017, the last reported sale price of our common stock on the New York Stock Exchange was $14.26. We are required to determine the net asset value per share of our common stock on a quarterly basis. On December 31, 2016, our net asset value per share was $13.69.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests, and if our stockholders approve such sale. We did not seek such approval at the 2016 Annual Meeting of Stockholders, however, we intend to seek such stockholder approval at our 2017 annual meeting of stockholders, which is expected to be held on May 24, 2017. If we receive such stockholder approval, our stockholders may or may not not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. We cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 17 of this prospectus.

This prospectus and the accompanying prospectus supplement contain important information you should know before investing in our common stock. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations, or by calling us collect at (713) 292-5400 or on our website at www.stelluscapital.com (under the Public Investors section). Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 3, 2017

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $200,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any prospectus supplement carefully.

Except as otherwise indicated, the terms “we,” “us,” “our,” and the “Company” refer to Stellus Capital Investment Corporation; and “Stellus Capital Management” refers to our investment adviser and administrator, Stellus Capital Management, LLC.

Stellus Capital Investment Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC”, under the Investment Company Act of 1940, or the “1940 Act.” We originate and invest primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. Unitranche debt is typically structured as first lien loans with certain risk characteristics of second lien debt. Mezzanine debt includes senior unsecured and subordinated loans.

Our investment activities are managed by our investment adviser, Stellus Capital Management, an investment advisory firm led by Robert T. Ladd and its other senior investment professionals. We source investments primarily through the extensive network of relationships that the senior investment professionals of Stellus Capital Management have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating which is often referred to as “junk.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation. We seek to achieve our investment objective by:

•	accessing the extensive origination channels that have been developed and established by the Stellus Capital Management investment team that include long-standing relationships with private equity firms, commercial banks, investment banks and other financial services firms;
•	investing in what we believe to be companies with strong business fundamentals, generally within our core middle-market company focus;
•	focusing on a variety of industry sectors, including business services, energy, general industrial, government services, healthcare, software and specialty finance;
•	focusing primarily on directly originated transactions;
•	applying the disciplined underwriting standards that the Stellus Capital Management investment team has developed over their extensive investing careers; and
•	capitalizing upon the experience and resources of the Stellus Capital Management investment team to monitor our investments.

In addition, we received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with private credit funds managed by Stellus Capital Management that have an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of our securities and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowings.

We have elected and qualified to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

SBIC License

Our wholly owned subsidiary holds a license to operate as a small business investment company, or SBIC. Our wholly-owned SBIC subsidiary’s SBIC license allows it to obtain leverage by issuing SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. As of December 31, 2016, the SBIC subsidiary had $38.0 million of regulatory capital as such term is defined by the SBA, and has received commitments from the SBA of $65 million. As of December 31, 2016, the SBIC subsidiary had $65 million of SBA-guaranteed debentures outstanding. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities. We believe that the SBA-guaranteed debentures are an attractive source of debt capital.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $76.0 million (based on current regulatory capital, as such term is defined by the SBA, of $38.0 million) more than we would otherwise be able to absent the receipt of this exemptive relief.

Portfolio Composition

Our investments generally range in size from $5 million to $30 million, and we may also selectively invest in larger positions, and we generally expect that the size of our positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

The following table provides a summary of our portfolio investments as of December 31, 2016:

As of December 31, 2016 ($ in millions)
Number of portfolio companies	45
Fair value(a)	$365.6
Cost	$362.2
% of portfolio at fair value – first lien debt(c)	31%
% of portfolio at fair value – second lien debt	45%
% of portfolio at fair value – mezzanine debt	19%
% of portfolio at fair value – equity	5%
Weighted-average annual yield(b)	11.0%

(a)	As of December 31, 2016, $266.1 million of our debt investments at fair value were at floating interest rates (subject to interest rate floors), which represented approximately 77% of our total portfolio of debt investments at fair value. As of December 31, 2016, $80.6 million of our debt investments at fair value were at fixed interest rates, which represented approximately 23% of our total portfolio of debt investments at fair value.
(b)	The weighted average yield on all of our debt investments as of December 31, 2016, was approximately 11.0%, of which approximately 10.5% was current cash interest. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as including accretion of original issue discount. There can be no assurance that the weighted average yield will remain at their current level.
(c)	Includes unitranche investments, which account for 8% of our portfolio at fair value.

Leverage

Credit Facility.  On November 7, 2012, we entered into a revolving credit facility (the “Credit Facility”) with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120.0 million on a committed basis with an accordion feature that allows us to increase the aggregate commitments up to $195.0 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. We pay unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018.

6.50% Notes.  On May 5, 2014, we closed a public offering of $25.0 million in aggregate principal amount of 6.50% Notes (the “Notes”). The Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2016. The Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. As of December 31, 2016, we had $25.0 million in the Notes outstanding.

SBA-guaranteed Debentures.  Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue debentures guaranteed by the SBA at favorable interest rates. As of December 31, 2016, the SBIC subsidiary had $65.0 million of SBA-guaranteed debentures outstanding.

Stellus Capital Management

Stellus Capital Management manages our investment activities and is responsible for analyzing investment opportunities, conducting research and performing due diligence on potential investments, negotiating and structuring our investments, originating prospective investments and monitoring our investments and portfolio companies on an ongoing basis.

The senior investment professionals of Stellus Capital Management have an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. The Stellus Capital Management investment team continues to provide investment sub-advisory services to D. E. Shaw & Co., L.P. and its associated investment funds (the “D. E. Shaw group”) with respect to an approximately $150 million investment portfolio (as of December 31, 2016) in middle-market companies pursuant to sub-advisory arrangements.

In addition to serving as our investment adviser and the sub-advisor to the D. E. Shaw group as noted above, Stellus Capital Management currently manages a private credit fund that has an investment strategy that is identical to our investment strategy and energy private equity funds. We received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We will not co-invest with the energy private equity funds, as the energy private equity funds focus on predominantly equity-related investments, and we focus on predominantly credit-related investments.

Stellus Capital Management is headquartered in Houston, Texas, and also maintains an office in the Washington, D.C. area.

Market Opportunity

We originate and invest primarily in private middle-market companies through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

Reduced Availability of Capital for Middle-Market Companies.  We believe there are fewer providers of, and less capital available for financing to middle-market companies, as compared to the time period prior to the recent economic downturn. We believe that, as a result of that downturn, many financing providers have chosen to focus on large, liquid corporate loans and managing capital markets transactions rather than lending to middle-market businesses. In addition, we believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of the international capital and liquidity requirements under the Basel III Accords, or “Basel III,” have caused banks to curtail their lending to middle-market-companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Attractive Deal Pricing and Structures.  We believe that the pricing of middle-market debt investments is higher, and the terms of such investments are more conservative, compared to larger liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. These transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

Specialized Lending Requirements.  Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. We believe that several factors render many U.S. financial institutions ill-suited to lend to middle-market companies. For example, based on the experience of Stellus Capital Management’s investment team, lending to middle-market companies in the United States (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies, (b) requires specialized due diligence and underwriting capabilities, and (c) may also require more extensive ongoing monitoring by the lender. We believe that, through Stellus Capital Management, we have the experience and expertise to meet these specialized lending requirements.

Competitive Strengths

We believe that the following competitive strengths will allow us to achieve positive returns for our investors:

Experienced Investment Team.  Through our investment adviser, Stellus Capital Management, we have access to the experience and expertise of the Stellus Capital Management investment team, including its senior investment professionals who have an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. We believe the members of Stellus Capital Management’s investment team are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers. We believe that the experience and demonstrated ability of the Stellus Capital Management investment team to complete transactions enhances the quantity and quality of investment opportunities available to us.

Established, Rigorous Investment and Monitoring Process.  The Stellus Capital Management investment team has developed an extensive review and credit analysis process. Each investment that is reviewed by Stellus Capital Management is brought through a structured, multi-stage approval process. In addition, Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. Stellus Capital Management’s investment and monitoring process and the depth and experience of its investment team should allow it to conduct the type of due diligence and monitoring that enables it to identify and evaluate risks and opportunities.

Demonstrated Ability to Structure Investments Creatively.  Stellus Capital Management has the expertise and ability to structure investments across all levels of a company’s capital structure. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or “PIK,” interest or some form of equity securities.

Resources of Stellus Capital Management Platform.  We have access to the resources and capabilities of Stellus Capital Management, which has 18 investment professionals, including Robert T. Ladd, Dean D’Angelo, Joshua T. Davis and Todd A. Overbergen, who are supported by six managing directors, two principals, two vice presidents and three analysts. These individuals have developed long-term relationships with middle-market companies, management teams, financial sponsors, lending institutions and deal intermediaries by providing flexible financing throughout the capital structure. We believe that these relationships provide us with a competitive advantage in identifying investment opportunities in our target market. We also expect to benefit from Stellus Capital Management’s due diligence, credit analysis, origination and transaction execution experience and capabilities, including the support provided with respect to those functions by Mr. Huskinson, who serves as our chief financial officer and chief compliance officer, and his staff of eight finance and operations professionals.

Risk Factors

An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 17 of this prospectus to read about factors you should consider before deciding to invest in our securities.

•	We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.
•	Our business model depends to a significant extent upon strong referral relationships. Any inability of Stellus Capital Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
•	There are significant potential conflicts of interest that could negatively affect our investment returns.
•	The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.
•	We will be subject to corporate-level income tax and may default under our revolving credit facility with various lenders (the “Credit Facility”) if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.
•	Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	Because we finance our investments with borrowed money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	Adverse developments in the credit markets may impair our ability to borrow money.
•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.
•	Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.
•	The involvement of our interested directors in the valuation process may create conflicts of interest.
•	There are conflicts related to other arrangements with Stellus Capital Management.
•	If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.
•	Pending legislation may allow us to incur additional leverage.
•	The effect of global climate change may impact the operations of our portfolio companies.
•	Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

Conflicts of Interests

We may have conflicts of interest arising out of the investment advisory activities of Stellus Capital Management, including those described below.

Our investment strategy includes investments in secured debt (including first lien, second lien and unitranche) and mezzanine debt (including senior unsecured and subordinated debt), as well as related equity securities of private middle-market companies. Stellus Capital Management also manages, and in the future may manage, other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. For example, Stellus Capital Management currently manages private credit funds that have an investment strategy that is identical to our investment strategy. Stellus Capital Management also provides non-discretionary advisory services to the D. E. Shaw group, pursuant to sub-advisory arrangements, with respect to a private investment fund and a strategy of a private multi-strategy investment fund (collectively with the D. E. Shaw group fund, the “D. E. Shaw group funds”) to which the D. E. Shaw group serves as investment adviser that have an investment strategy similar to our investment strategy. Our investment policies, fee arrangements and other circumstances may vary from those of other investment funds, accounts or investment vehicles managed by Stellus Capital Management.

We have received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than the D. E. Shaw group funds, where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with the private credit funds managed by Stellus Capital Management that have an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

In the course of our investing activities, we pay management and incentive fees to Stellus Capital Management. We have entered into an investment advisory agreement with Stellus Capital Management that provides that these fees are based on the value of our gross assets. Because these fees are based on the value of our gross assets, Stellus Capital Management will benefit when we incur debt or use leverage. This fee structure may encourage Stellus Capital Management to cause us to borrow money to finance additional investments. Our board of directors is charged with protecting our interests by monitoring how Stellus Capital Management addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review Stellus Capital Management’s services and fees as well as its portfolio management decisions and portfolio performance. See “Risk Factors — The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.”

Stellus Capital Management may from time to time incur expenses in connection with investments to be made on our behalf and on behalf of other investment funds, accounts and investment vehicles managed by Stellus Capital Management. Stellus Capital Management will allocate such expenses on a pro rata basis according to the participation in a transaction, subject to oversight by our board of directors.

Corporate Information

Our principal executive offices are located at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, and our telephone number is (713) 292-5400. We maintain a website located at www.stelluscapital.com (under the Public Investors section). Information on our website is not incorporated into or a part of this prospectus or any accompanying prospectus supplement and you should not consider information on our website to be part of this prospectus or any accompanying prospectus.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering on November 13, 2012, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

THE OFFERING

We may offer, from time to time, up to $200,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of Proceeds
We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds.”
Investment Advisory Agreement
We will pay Stellus Capital Management a fee for its services under the investment advisory agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage (including preferred stock, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) and excluding cash and cash equivalents. The base management fee will be payable quarterly in arrears.

The incentive fee, which provides Stellus Capital Management with a share of the income that it generates for us, consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date) and equals 20.0% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. See “Management Agreements — Management Fee and Incentive Fee.”

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. However, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to Stellus Capital Management, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Stellus Capital Management has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).
New York Stock Exchange symbol
“SCM” (common stock) “SCQ” (6.50% notes due 2019)
Trading at a discount
Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset values. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors — Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value.”
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors.”
Our current borrowings include:
• our 6.50% Notes due 2019, of which $25.0 million were outstanding as of December 31, 2016;
• our $195.0 million Credit Facility, of which $116.0 million was outstanding as of December 31, 2016; and
• our SBA-Guaranteed debentures, of which $65.0 million were outstanding as of December 31, 2016.

Distributions
We pay monthly distributions to our stockholders out of assets legally available for distribution. Our monthly distributions, if any, will be determined by our board of directors.
Taxation
We have elected to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions.”
Dividend reinvestment plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”
Administration Agreement
The administration agreement requires us to reimburse Stellus Capital Management for our allocable portion (subject to the review of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, bookkeeping, record keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that Stellus Capital Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without incremental profit to Stellus Capital Management. See “Management Agreements — Administration Agreement.”
License arrangements
We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has granted us a non-exclusive, royalty-free license to use the name “Stellus Capital.” For a description of the license agreement, see “Management Agreements — License Agreement.”
Custodian and transfer agent
State Street Bank and Trust Company serves as our custodian and our transfer and distribution paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Capital Stock.”
Available information
We are required to file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.stelluscapital.com (under the Public Investors section) and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus or any prospectus supplement and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understand the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—	%(4)
Annual Expenses (as percentage of net assets attributable to common stock):
Base management fees	3.77	%(5)
Incentive fees payable under the investment advisory agreement	2.56	%(6)
Interest payments on borrowed funds	4.13	%(7)
Other expenses	2.84	%(8)
Total annual expenses	13.30%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Our base management fee, payable quarterly in arrears, is 1.75% of our gross assets, including assets purchased with borrowed amounts or other forms of leverage (including traditional and effective leverage such as preferred stock, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) and excluding cash and cash equivalents and is based on the base management fee incurred for the year ended December 31, 2016.
(6)	This item represents the incentive fee payable to Stellus Capital Management based on the actual amounts earned on our “pre-incentive fee net investment income” for the year ended December 31, 2016.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “pre-incentive fee net investment income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Stellus

Capital Management will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee is computed on income that may include interest that is accrued but not yet received in cash. The foregoing ordinary income component of the incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations (as defined below) over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters.

For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Stellus Capital Management, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

The capital gains component of the incentive fee equals 20.0% of our “Incentive Fee Capital Gains,” if any, which equals our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date). We will record an expense accrual relating to the capital gains component of the incentive fee payable by us to Stellus Capital Management when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to Stellus Capital Management if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to our investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and includes only realized capital gains for the period. See “Management Agreements — Management Fee and Incentive Fee.”

(7)	Interest payments on borrowed funds represent our estimated annual interest payments based on the actual interest expense incurred under our Credit Facility and the Notes for the year ended December 31, 2016, and annualized for a full year. As of December 31, 2016, we had $116 million outstanding under the Credit Facility, with the ability to borrow an additional $79 million, $25.0 million of Notes outstanding and $65.0 million in SBA-guranteed debentures. For the year ended December 31, 2016, our interest expense was $8.0 million. Interest expense is calculated based upon the amounts outstanding on our Credit Facility at December 31, 2016, bearing interest at a weighted average interest rate of 3.7%, amounts outstanding on our notes payable at an interest rate of 6.50% and our SBA-guaranteed debentures bearing interest at a weighted average interest rate of 3.4%, each as of December 31, 2016. Non-use commitment fees of 0.50% related to our Credit Facility is based upon unused commitments as of December 31, 2016. The amount of leverage that we employ, and our interest expenses on such leverage, at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

(8)	Includes our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by Stellus Capital Management. See “Management Agreements — Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The examples assume no sales load. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee)	$104	$295	$464	$810

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, which results in a capital gains incentive fee earned, the projected dollar amount of total cumulative expenses set forth in the above illustration and the capital gains incentive fee would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to capital gains incentive fee)	$127	$351	$539	$890

While the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA

The following selected financial data for the years ended December 31, 2016, 2015, 2014, 2013 and the period from Inception (May 18, 2012) through December 31, 2012 was derived from our financial statements which have been audited by Grant Thornton, LLP, our independent registered public accounting firm. The data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

Statement of Operations Data:	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the period from Inception (May 18, 2012) through December 31, 2012
Total investment income	$39,490,197	$35,158,559	$32,324,847	$29,400,736	$3,696,432
Total expenses, net of fee waiver	$22,177,996	$18,611,431	$15,812,750	$13,389,007	$2,392,076
Net investment income	$17,312,201	$16,547,128	$16,512,097	$16,011,729	$1,304,356
Net increase in net assets resulting from operations	$23,199,062	$7,670,536	$10,179,142	$17,544,997	$1,298,424
Per Share Data:
Net asset value	$13.69	$13.19	$13.94	$14.54	$14.45
Net investment income	$1.39	$1.33	$1.34	$1.33	$0.11
Net increase in net assets resulting from operations	$1.86	$0.61	$0.83	$1.45	$0.11
Distributions declared	$1.36	$1.36	$1.43	$1.36	$0.18

Balance Sheet Data:	For the year ended December 31, 2016	At December 31, 2015	At December 31, 2014	At December 31, 2013	At December 31, 2012
Investments at fair value	$365,625,891	$349,017,697	$315,965,434	$277,504,510	$195,451,256
Cash and cash equivalents	$9,194,129	$10,875,790	$2,046,563	$13,663,542	$62,131,686
Total assets(2)	$379,878,729	$365,368,412	$323,776,402	$296,541,900	$260,595,157
Total liabilities(2)	$208,996,944	$200,717,308	$149,826,950	$120,650,386	$86,749,202
Total net assets	$170,881,785	$164,651,104	$173,949,452	$175,891,514	$173,845,955
Other Data:
Number of portfolio companies at period end	45	39	32	26	15
Weighted average yield on debt investments at period end(1)	11.0%	10.6%	10.9%	11.4%	12.5%

(1)	Computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.
(2)	ASU No. 2015-03 — Simplifying the Presentation of Debt Issuance Costs was effective for the quarter ended March 31, 2016. Total assets and total liabilities for the periods prior to the effective date have been modified from their respective filings to conform to this presentation.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the investment professionals of Stellus Capital Management to achieve our investment objective. Stellus Capital Management’s team of investment professionals evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of our investment advisory agreement. We can offer no assurance, however, that Stellus Capital Management’s investment professionals will continue to provide investment advice to us.

Stellus Capital Management’s investment committee, which provides oversight over our investment activities, is provided to us by Stellus Capital Management under the investment advisory agreement. Stellus Capital Management’s investment committee consists of five members, including Messrs. Ladd, D’Angelo and Davis, each a member of our board of directors, Mr. Huskinson, our chief financial officer and chief compliance officer and the chief financial officer of Stellus Capital Management, and Mr. Overbergen, an investment professional of Stellus Capital Management. The loss of any member of Stellus Capital Management’s investment committee may limit our ability to achieve our investment objective and operate our business. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon strong referral relationships. Any inability of Stellus Capital Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon Stellus Capital Management to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Stellus Capital Management fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom Stellus Capital Management has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on Stellus Capital Management’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon Stellus Capital Management’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Stellus Capital Management’s investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of Stellus Capital Management may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from sourcing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could negatively affect our investment returns.

The members of Stellus Capital Management’s investment committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Stellus Capital Management. Similarly, Stellus Capital Management may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Stellus Capital Management currently manages private credit funds that have an investment strategy that is identical to our investment strategy, and with which we intend to co-invest. Stellus Capital Management also provides sub-advisory services to the D. E. Shaw group with respect to a private investment fund and a strategy of a private multi-strategy investment fund to which the D. E. Shaw group serves as investment adviser that have an investment strategy similar to our investment strategy.

In addition, there may be times when Stellus Capital Management, members of its investment committee or its other investment professionals have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, a private investment fund for which Stellus Capital Management provides investment advisory services hold minority equity interests in certain of the portfolio companies in which we hold debt investments. As a result, Stellus Capital Management, members of its investment committee or its other investment professionals may face conflicts of interest in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, Stellus Capital Management may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to these portfolio companies given that they also provide investment advisory services to a private investment fund that holds the equity interests in these portfolio companies. Although our investment adviser will endeavor to handle these investment and other decisions in a fair and equitable manner, we and the holders of the shares of our common stock could be adversely affected by these decisions. Moreover, given the subjective nature of the investment and other decisions made by our investment adviser on our behalf, we are unable to monitor these potential conflicts of interest between us and our investment adviser; however, our board of directors, including the independent directors, reviews conflicts of interest in connection with its review of the performance of our investment adviser.

The senior investment professionals and other investment team members of Stellus Capital Management may, from time to time, possess material non-public information, limiting our investment discretion.

The senior investment professionals and other investment team members of Stellus Capital Management, including members of Stellus Capital Management’s investment committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to Stellus Capital Management. We have entered into an investment advisory agreement with Stellus Capital Management that provides for a management fee based on the value of our gross assets. Because this fee is based on the value of our gross assets, Stellus Capital Management will benefit when we incur debt or use leverage. This fee structure may encourage Stellus Capital Management to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. As a result of this arrangement, Stellus Capital Management may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Our board of directors is charged with protecting our interests by monitoring how Stellus Capital Management addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review Stellus Capital Management’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

Our incentive fee may induce Stellus Capital Management to make speculative investments.

We pay Stellus Capital Management an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. Additionally, under the incentive fee structure, Stellus Capital Management may benefit when capital gains are recognized and, because Stellus Capital Management will determine when to sell a holding, Stellus Capital Management will control the timing of the recognition of such capital gains. As a result, Stellus Capital Management may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay Stellus Capital Management incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Stellus Capital Management is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter and subject to a total return requirement. The general effect of this total return requirement is to prevent payment of the foregoing incentive compensation except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Consequently, we may pay an incentive fee if we incurred losses more than three years prior to the current calendar quarter even if such losses have not yet been recovered in full. Thus, we may be required to pay Stellus Capital Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our ability to sell or otherwise exit investments in which affiliates of Stellus Capital Management also have an investment may be restricted, which may have a materially adverse impact on our ability to manage our investment portfolio.

Pursuant to the 1940 Act, unless and until we receive exemptive relief from the SEC permitting us to do so, we may be prohibited from exiting our positions in portfolio companies in which funds affiliated with Stellus Capital Management also hold positions. As of December 31, 2016, our portfolio consisted of three assets in two portfolio companies once held by the D. E. Shaw group fund to which the D. E. Shaw group serves as investment adviser and is sub-advised by Stellus Capital Management. However, the D. E. Shaw group fund has retained equity investments in one of those two portfolio companies. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves an affiliate or the D. E. Shaw group fund therein because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if the D. E. Shaw group fund were required to approve a restructuring of our investment in one of these portfolio companies in its capacity as an equity holder thereof and the D. E. Shaw group fund were deemed to be our affiliate, such involvement by the D. E. Shaw group fund in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act. However, we do not believe that our ability to restructure or exit these investments will be significantly hampered due to the fact that the equity investments retained by the D. E. Shaw group fund are minority equity positions and, as a result, it is unlikely that the D. E. Shaw group fund will be or will be required to be involved in any such restructurings or exits.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Stellus Capital Management. Although Stellus Capital Management will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders.

We will be subject to corporate-level income tax and may default under our revolving credit facility if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code.

To maintain our qualification as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to maintain our qualification as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our qualification as a RIC and, thus, may be subject to corporate-level income tax. To maintain our tax treatment as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our tax treatment as a RIC. Because most of our investments are in private or thinly-traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. No certainty can be provided, that we will satisfy the asset diversification requirements or the other requirements necessary to maintain our qualification and tax treatment as a RIC. If we fail to maintain our tax treatment as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Furthermore, if we fail to maintain our qualification as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accrual of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous or raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to maintain our qualification as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Stellus Capital Management.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Stellus Capital Management is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Stellus Capital Management.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we would not be able to borrow additional funds until we were able to comply with the 200% asset coverage ratio under the 1940 Act. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests, and if our stockholders approve such sale. We did not seek such approval at the 2016 Annual Meeting of Stockholders, however, we intend to seek such stockholder approval at our 2017 annual meeting of stockholders, which is expected to be held on May 24, 2017. If we receive such stockholder approval, our stockholders may or may not not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. We cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. If we raise additional funds by issuing common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we finance our investments with borrowed money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. If we continue to use leverage to partially finance our investments through banks, insurance companies and other lenders, you will experience increased risks of investing in our common stock. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We, through our SBIC subsidiary, intend to issue debt securities guaranteed by the SBA and sold in the capital markets. Upon any such issuance of debt securities and as a result of its guarantee of the debt securities, if any, the SBA would also have fixed dollar claims on the assets of our SBIC subsidiary that are superior to the claims of our common stockholders.

Upon the issuance of any debt securities guaranteed by the SBA, if we are unable to meet the financial obligations under the Notes or the Credit Facility, the SBA, as a creditor, would have a superior claim to the assets of our SBIC subsidiary over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

In addition, under the terms of the Credit Facility and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to Stellus Capital Management is payable based on the value of our gross assets, including those assets acquired through the use of leverage, Stellus Capital Management will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to Stellus Capital Management.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt until we are able to comply with the 200% asset coverage ratio under the 1940 Act. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on Stellus Capital Management’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-26.9%	-15.8%	-4.7%	6.4%	17.5%

(1)	Assumes $379.9 million in total assets, $203.1 million in debt outstanding, $170.9 million in net assets, and an average cost of funds of 3.9%. Actual interest payments may be different.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. This relief allows us increased flexibility under the 200% asset coverage test by allowing us to borrow up to $225 million more than we would otherwise be able to borrow absent the receipt of this exemptive relief.

In addition, our debt facilities may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

Substantially all of our assets are subject to security interests under the Credit Facility or claims of the SBA with respect to SBA-guaranteed debentures we may issue and, if we default on our obligations thereunder, we may suffer adverse consequences, including foreclosure on our assets.

As of December 31, 2016, substantially all of our assets were pledged as collateral under the Credit Facility or are subject to a superior claim over the holders of our common stock or the Notes by the SBA pursuant to the SBA-guaranteed debentures. If we default on our obligations under the Credit Facility or the SBA-guaranteed debentures the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

Because we use debt to finance our investments and may in the future issue senior securities including preferred stock and debt securities, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments and may in the future issue senior securities including preferred stock and debt securities, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates to the extent permitted by the 1940 Act. For example, to the extent any such instruments were to constitute senior securities under the 1940 Act, we would have to and will comply with the asset coverage requirements thereunder or, as permitted in lieu thereof, place certain assets in a segregated account to cover such instruments in accordance with SEC guidance, including, for example, Investment Company Act Release No. IC-10666, as applicable. There is otherwise no limit as to our ability to enter into such derivative transactions. In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to Stellus Capital Management. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Provisions in the Credit Facility or any other future borrowing facility may limit our discretion in operating our business.

The Credit Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a guarantee and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests as well as negative covenants under the Credit Facility or any other borrowing facility may limit our ability to incur additional liens or debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the Credit Facility, we have generally agreed to not incur any additional secured indebtedness, other than certain indebtedness that we may incur, in accordance with the Credit Facility, to allow us to purchase investments in U.S. Treasury Bills. In addition, we have agreed not to incur any additional indebtedness that has a maturity date prior to the maturity date of the Credit Facility. Further, if our borrowing base under the Credit Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Credit Facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Credit Facility or any other borrowing facility, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. Furthermore, we expect that the terms of the Credit Facility will contain a covenant requiring us to maintain compliance with RIC provisions at all times, subject to certain remedial provisions. Thus, a failure to maintain compliance with RIC provisions could result in an event of default under the Credit Facility. An event of default under the Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur (for example, as a result of a broadening of the current Euro zone credit crisis), it may be difficult for us to enter into a new borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Most of our portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of independent service providers to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We may expose ourselves to risks if we engage in hedging transactions.

We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may expose us to counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated at an acceptable price.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering on November 13, 2012, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence. We will no longer qualify as an “emerging growth company” beginning with our fiscal year ending December 31, 2017.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We will no longer qualify as an “emerging growth company” beginning with our fiscal year ending December 31, 2017. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of Stellus Capital Management to other types of investments in which Stellus Capital Management may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Any failure to comply with SBA regulations could have an adverse effect on our SBIC subsidiary’s operations.

On June 20, 2014, our wholly-owned subsidiary, Stellus Capital SBIC LP, received a license from the SBA to operate as an SBIC. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forgo attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that an SBIC be examined by the SBA to determine its compliance with the relevant SBA regulations at least every two years. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary.

Risks Related to Our Operations

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow may be impaired.

We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our shares of common stock.

As a BDC, we are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities and excluding SBA-guaranteed debentures as permitted by exemptive relief obtained from the SEC, to total senior securities, which includes all of our borrowings with the exception of SBA-guaranteed debentures, of at least 200.0%. This requirement limits the amount that we may borrow. Since we continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect that we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, which would in turn increase the equity capital available to us, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available us, we may be forced to curtail or cease new investment activities, and our net asset value could decline.

Our wholly-owned SBIC subsidiary may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private fund managed by Stellus Capital Management or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than the D. E. Shaw group funds, as defined below) where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our board of directors determines the fair value of these loans and securities in good faith as described elsewhere in this prospectus. In connection with that determination, investment professionals from Stellus Capital Management may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment is reviewed by an independent valuation firm at least twice annually, the ultimate determination of fair value is made by our board of directors, including our interested directors, and not by such third party valuation firm. In addition, Messrs. Ladd, D’Angelo and Davis, each an interested member of our board of directors, has a direct pecuniary interest in Stellus Capital Management. The participation of Stellus Capital Management’s investment professionals in our valuation process, and the pecuniary interest in Stellus Capital Management by certain members of our board of directors, could result in a conflict of interest as Stellus Capital Management’s management fee is based, in part, on the value of our gross assets, and incentive fees are based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to other arrangements with Stellus Capital Management.

We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Stellus Capital.” In addition, we have entered into an administration agreement with Stellus Capital Management pursuant to which we are required to pay to Stellus Capital Management our allocable portion of overhead and other expenses incurred by Stellus Capital Management in performing its obligations under such administration agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and his staff. This will create conflicts of interest that our board of directors will monitor. For example, under the terms of the license agreement, we will be unable to preclude Stellus Capital Management from licensing or transferring the ownership of the “Stellus Capital” name to third parties, some of whom may compete against us. Consequently, we will be unable to prevent any damage to goodwill that may occur as a result of the activities of Stellus Capital Management or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using “Stellus Capital” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The investment advisory agreement and the administration agreement with Stellus Capital Management were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment advisory agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to Stellus Capital Management, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with Stellus Capital Management and its affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

The time and resources that Stellus Capital Management devote to us may be diverted, and we may face additional competition due to the fact that Stellus Capital Management and its affiliates are not prohibited from raising money for, or managing, another entity that makes the same types of investments that we target.

Stellus Capital Management and some of its affiliates, including our officers and our non-independent directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. For example, Stellus Capital Management currently manages a private credit fund that will have an investment strategy that is identical to our investment strategy and with which we intend to co-invest. In addition, pursuant to sub-advisory arrangements, Stellus Capital Management provides non-discretionary advisory services to the D. E. Shaw group related to a private investment fund and a strategy of a private multi-strategy investment fund to which the D. E. Shaw group serves as investment adviser. As a result, the time and resources they could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

Our incentive fee arrangements with Stellus Capital Management may vary from those of other investment funds, account or investment vehicles managed by Stellus Capital Management, which may create an incentive for Stellus Capital Management to devote time and resources to a higher fee-paying fund.

If Stellus Capital Management is paid a higher performance-based fee from any of its other funds, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent Stellus Capital Management’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund.

Stellus Capital Management’s liability is limited under the investment advisory agreement and we have agreed to indemnify Stellus Capital Management against certain liabilities, which may lead Stellus Capital Management to act in a riskier manner on our behalf than it would when acting for its own account.

Under the investment advisory agreement, Stellus Capital Management has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow Stellus Capital Management’s advice or recommendations. Under the investment advisory agreement, Stellus Capital Management, its officers, members and personnel, and any person controlling or controlled by Stellus Capital Management will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the investment advisory agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Stellus Capital Management owes to us under the investment advisory agreement. In addition, as part of the investment advisory agreement, we have agreed to indemnify Stellus Capital Management and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the investment advisory agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the investment advisory agreement. These protections may lead Stellus Capital Management to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Stellus Capital Management can resign as our investment adviser or administrator upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Stellus Capital Management has the right under the investment advisory agreement to resign as our investment adviser at any time upon 60 days’ written notice, whether we have found a replacement or not. Similarly, Stellus Capital Management has the right under the administration agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If Stellus Capital Management was to resign, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Stellus Capital Management. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.

We qualify as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw their respective election as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to maintain our qualification as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

We may experience fluctuations in our annual and quarterly operating results.

We could experience fluctuations in our annual and quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

Pending legislation may allow us to incur additional leverage.

As a BDC under the 1940 Act, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation introduced in the U.S. House of Representatives would modify this section of the 1940 Act and increased the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our common stock may increase.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to stockholder distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or that otherwise might be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Stellus Capital Investment Corporation or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of Stellus Capital Management. In addition, certain of these systems are provided to Stellus Capital Management by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect the Company’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct its business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Related to Economic Conditions

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency.

In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, and the implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. In November 2016, voters in the United States elected a new president and the implications of a new presidential administration are unclear at present. These market and economic disruptions affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies and the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk.

These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of U.S. government shutdowns or further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

Risks Related to our Investments

Our investments in the financial services sector are subject to various risks including volatility and extensive government regulation.

These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). The deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

An investment in media companies may be risky relative to an investment in companies operating in other industries.

Media companies typically have limited operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, media companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In recent years, a number of internet companies have filed for bankruptcy or liquidated, and many large companies whose purchases affect the demand for products and services in the media industry have experienced financial difficulties, which may result in decreased demand for such products and services in the future. Our investments in the media industry may be risky and we could lose all or part of our investments.

Economic recessions or downturns could impair our portfolio companies, which would harm our operating results.

Many of the portfolio companies in which we make, and expect to make, investments, including those currently included in our portfolio, are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the number of our non-performing assets is likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our investments in leveraged portfolio companies may be risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of Stellus Capital Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

Most of our assets are invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies are subject to legal and other restrictions on resale or are otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC. Our ability to make follow-on investments may also be limited by our compliance with the conditions under the exemptive relief order we received from the SEC related to co-investments with investment funds managed by Stellus Capital Management or Stellus Capital Management’s allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not hold controlling equity positions in any of the portfolio companies included in our portfolio and, although we may do so in the future, we do not currently intend to hold controlling equity positions in our portfolio companies (including those included in our portfolio). As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or BBA, in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations and reviews of the framework for the setting of LIBOR by regulators and governmental authorities in various jurisdictions are ongoing. In this regard, the administration of LIBOR is now the responsibility of NYSE Euronext Rates Administration Limited.

Actions by the LIBOR Administrator, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015, the United Nations, of which the U.S. is a member, adopted a climate accord with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. As a result, our portfolio companies, particularly those operating in the energy sector, may be subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may be exposed to special risks associated with bankruptcy cases.

One or more of our portfolio companies may be involved in bankruptcy or other reorganization or liquidation proceedings. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, we cannot assure you that a bankruptcy court would not approve actions that may be contrary to our interests. There also are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

To the extent that portfolio companies in which we have invested through a unitranche facility are involved in bankruptcy proceedings, the outcome of such proceedings may be uncertain. For example, it is unclear whether a bankruptcy court would enforce an agreement among lenders which sets the priority of payments among unitranche lenders. In such a case, the “first out” lenders in the unitranche facility may not receive the same degree of protection as they would if the agreement among lenders was enforced.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower. It is subject to unpredictable and lengthy delays and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender liability claim (alleging that we misused our influence on the borrower for the benefit of its lenders), if, among other things, the borrower requests significant managerial assistance from us and we provide that assistance. To the extent we and an affiliate both hold investments in the same portfolio company that are of a different character, we may also face restrictions on our ability to become actively involved in the event that portfolio company becomes distressed as a result of the restrictions imposed on transactions involving affiliates under the 1940 Act. In such cases, we may be unable to exercise rights we may otherwise have to protect our interests as security holders in such portfolio company.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

Substantially all of our investments involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds of certain securities, such as debt securities during this interval. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations and such other factors as our board of directors may deem relative from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, restrictions and provisions in our Credit Facility, the Notes and any future credit facilities, as well as in the terms of any debt securities we issue, may limit our ability to make distributions in certain circumstances.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

We may allocate the net proceeds from an offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our board of directors makes certain determinations. We did not seek stockholder approval to sell shares of our common stock below the then current net asset value per share of our common stock at our 2016 annual meeting of stockholders but will seek such approval at our 2017 annual meeting of stockholders, which is expected to be held on May 24, 2017. If we receive such stockholder approval, any decision to sell shares of our common stock below the then current net asset value per share of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 12,500,000 total shares outstanding, $370,000,000 in total assets and $200,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $13.60. The following table illustrates the reduction to net asset value, or net asset value, and the dilution experienced by Stockholder A following the sale of 1,250,000 shares of the common stock of Company XYZ at $12.24 per share, a price below its net asset value per share.

	Prior to Sale Below NAV	Following Sale Below NAV	Percentage Change
Reduction to NAV
Total Shares Outstanding	12,500,000	13,750,000	10%
NAV per share	$13.60	$13.48	(0.9)%

	Prior to Sale Below NAV	Following Sale Below NAV	Percentage Change
Dilution to Existing Stockholder
Shares Held by Stockholder A	125,000	125,000(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.91%	(9.0)%
Total Interest of Stockholder A in NAV	$1,700,000	$1,684,545	(0.9)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

Shares of BDCs like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs and SBICs;
•	loss of our qualification as a RIC or BDC or the status of our SBIC subsidiary as SBIC;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of Stellus Capital Management’s key personnel;
•	operating performance of companies comparable to us; and
•	general economic trends and other external factors.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

As of December 31, 2016 we had 12,479,959 shares of common stock outstanding. When effective, our registration statement on Form N-2 will allow us to offer, from time to time, up to $200 million worth of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption, repayment or convertible features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and the accompanying prospectus supplement, if any constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and the accompanying prospectus supplement, if any involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with Stellus Capital Management;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of Stellus Capital Management to locate suitable investments for us and to monitor and administer our investments;
•	the ability of Stellus Capital Management to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
•	the effect of future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or RICs.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus and the accompanying prospectus supplement, if any on information available to us on the date of this prospectus and the accompanying prospectus supplement, if any, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus and the accompanying prospectus supplement, if any.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds of this offering, to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus, to reduce a portion of our outstanding borrowings under the Credit Facility or the Notes and for general working capital purposes. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. We do not intend to use any portion of the net proceeds of this offering to fund distributions to our shareholders.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “SCM.” In connection with our initial public offering, our shares of common stock began trading on November 8, 2012, and before that date, there was no established trading market for our common stock.

The following table sets forth, for each fiscal quarter since our common stock began trading, the range of high and low closing prices of our common stock as reported on the NYSE, the sales price as a percentage of our net asset value, or NAV, and the dividends declared by us.

Fiscal Year Ended	NAV Per Share(1)		Closing Sales Price(2)		Premium or Discount of High Sales to NAV(3)	Premium or Discount of Low Sales to NAV(3)
			High	Low
December 31, 2017
First Quarter (through March 29, 2017)		*	$14.57	$12.09	*	*
December 31, 2016
Fourth Quarter	13.69		$12.33	$10.35	-9.93%	-24.40%
Third Quarter	$13.57		$11.54	$10.35	-14.96%	-23.73%
Second Quarter	$13.12		$10.59	$9.82	-19.28%	-25.15%
First Quarter	$13.06		$10.22	$7.85	-21.75%	-39.89%
December 31, 2015
Fourth Quarter	$13.19		$10.93	$9.53	-17.13%	-27.75%
Third Quarter	$13.62		$11.84	$9.87	-13.07%	-27.53%
Second Quarter	$14.01		$12.58	$11.36	-10.21%	-18.92%
First Quarter	$14.03		$12.68	$11.80	-9.62%	-15.89%

(1)	NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.
(3)	Calculated as of the respective high or low sales price divided by the quarter end NAV.
*	Not determinable at the time of filing.

On March 29, 2017, the last reported sales price of our common stock was $14.26 per share. As of March 29, 2017, we had 12,479,957 stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since they began trading on November 8, 2012, in connection with our initial public offering, our shares of common stock have traded at times at a discount to the net assets attributable to those shares.

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly stockholder distributions, if any, will be determined by our board of directors. Any stockholder distribution to our stockholders will be declared out of assets legally available for distribution.

We have elected to be treated as a RIC under the Code. To maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to Stellus Capital Management. See “Dividend Reinvestment Plan.”

Date Declared	Record Date	Payment Date	Per Share
December 7, 2012	December 21, 2012	December 27, 2012	$0.1812
March 7, 2013	March 21, 2013	March 28, 2013	$0.3400
June 7, 2013	June 21, 2013	June 28, 2013	$0.3400
August 21, 2013	September 5, 2013	September 27, 2013	$0.3400
November 22, 2013	December 9, 2013	December 23, 2013	$0.3400
December 27, 2013	January 15, 2014	January 24, 2014	$0.0650
January 20, 2014	January 31, 2014	February 14, 2014	$0.1133
January 20, 2014	February 28, 2014	March 14, 2014	$0.1133
January 20, 2014	March 31, 2014	April 15, 2014	$0.1133
April 17, 2014	April 30, 2014	May 15, 2014	$0.1133
April 17, 2014	May 30, 2014	June 16, 2014	$0.1133
April 17, 2014	June 30, 2014	July 15, 2014	$0.1133
July 7, 2014	July 31, 2014	August 15, 2014	$0.1133
July 7, 2014	August 29, 2014	September 15, 2014	$0.1133
July 7, 2014	September 30, 2014	October 15, 2014	$0.1133
October 15, 2014	October 31, 2014	November 14, 2014	$0.1133
October 15, 2014	November 28, 2014	December 15, 2014	$0.1133
October 15, 2014	December 31, 2014	January 15, 2015	$0.1133
January 22, 2015	February 2, 2015	February 13, 2015	$0.1133
January 22, 2015	February 27, 2015	March 13, 2015	$0.1133
January 22, 2015	March 31, 2015	April 15, 2015	$0.1133
April 15, 2015	April 30, 2015	May 15, 2015	$0.1133
April 15, 2015	May 29, 2015	June 15, 2015	$0.1133
April 15, 2015	June 30, 2015	July 15, 2015	$0.1133

Date Declared	Record Date	Payment Date	Per Share
July 8, 2015	July 31, 2015	August 14, 2015	$0.1133
July 8, 2015	August 31, 2015	September 15, 2015	$0.1133
July 8, 2015	September 30, 2015	October 15, 2015	$0.1133
October 14, 2015	October 30, 2015	November 13, 2015	$0.1133
October 14, 2015	November 30, 2015	December 15, 2015	$0.1133
October 14, 2015	December 31, 2015	January 15, 2016	$0.1133
January 13, 2016	January 29, 2016	February 12, 2016	$0.1133
January 13, 2016	February 29, 2016	March 15, 2016	$0.1133
January 13, 2016	March 31, 2016	April 15, 2016	$0.1133
April 15, 2016	April 29, 2016	May 13, 2016	$0.1133
April 15, 2016	May 31, 2016	June 15, 2016	$0.1133
April 15, 2016	June 30, 2016	July 15, 2016	$0.1133
July 7, 2016	July 29, 2016	August 15, 2016	$0.1133
July 7, 2016	August 31, 2016	September 15, 2016	$0.1133
July 7, 2016	September 30, 2016	October 14, 2016	$0.1133
October 07, 2016	October 31, 2016	November 15, 2016	$0.1133
October 07, 2016	November 30, 2016	December 15, 2016	$0.1133
October 07, 2016	December 30, 2016	January 13, 2017	$0.1133
January 13, 2017	January 31, 2017	February 15, 2017	$0.1133
January 13, 2017	February 28, 2017	March 15, 2017	$0.1133
January 13, 2017	March 29, 2017	April 14, 2017	$0.1133
			$6.025

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our Consolidated Financial Statements, including the notes to those statements, included in this prospectus.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Earnings to Fixed Charges(1)	4.0	2.2	2.8	6.6	5.6

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We were organized as a Maryland corporation on May 18, 2012 and formally commenced operations on November 7, 2012. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements.

For instance, as a BDC, we may not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal of business in the United States.

We have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. As of December 31, 2016, we were in compliance with the RIC requirements. As a RIC, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

We originate and invest primarily in privately-held middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of December 31, 2016, we had $365.6 million (at fair value) invested in 45 companies. As of December 31, 2016, our portfolio included approximately 31% of first lien debt, 45% of second lien debt, 19% of mezzanine debt and 5% of equity investments at fair value. The composition of our investments at cost and fair value as of December 31, 2016 was as follows:

	Cost	Fair Value
Senior Secured – First Lien	$113,264,200	$113,482,205
Senior Secured – Second Lien	163,112,172	162,486,388
Unsecured Debt	70,919,986	70,725,412
Equity	14,920,893	18,931,886
Total Investments	$362,217,251	$365,625,891

As of December 31, 2015, we had $349.0 million (at fair value) invested in 39 companies. As of December 31, 2015, our portfolio included approximately 38% of first lien debt, 38% of second lien debt, 20% of mezzanine debt and 4% of equity investments at fair value. The composition of our investments at cost and fair value as of December 31, 2015 was as follows:

	Cost	Fair Value
Senior Secured – First Lien	$133,344,891	$131,908,961
Senior Secured – Second Lien	136,853,644	131,972,581
Unsecured Debt	81,492,139	72,212,282
Equity	12,521,785	12,923,873
Total Investments	$364,212,459	$349,017,697

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Texas	$74,433,626	$73,576,277	20.13%
New York	36,651,725	36,479,999	9.98%
Colorado	27,855,053	28,979,651	7.93%
California	28,298,845	28,606,727	7.82%
Massachusetts	22,467,254	22,944,663	6.28%
Georgia	20,626,735	22,469,217	6.15%
New Jersey	20,710,728	20,804,704	5.69%
Illinois	17,554,821	17,590,281	4.81%
Alabama	16,191,841	16,584,379	4.54%
Missouri	14,096,725	14,441,599	3.95%
Tennessee	12,310,883	12,045,701	3.29%
Arkansas	9,912,815	10,102,283	2.76%
Pennsylvania	8,035,182	8,301,104	2.27%
Puerto Rico	8,712,537	8,229,054	2.25%
Florida	7,453,847	7,431,820	2.03%
Canada	6,765,448	6,692,648	1.83%
Minnesota	6,362,834	6,374,800	1.74%
New York	5,450,667	5,450,667	1.49%
North Carolina	4,920,321	5,000,000	1.37%
Washington	4,158,696	4,211,990	1.15%
Virginia	4,029,530	4,060,519	1.11%
Arizona	3,408,099	3,410,583	0.93%
Utah	1,291,083	1,311,789	0.36%
Ohio	517,956	525,436	0.14%
	$362,217,251	$365,625,891	100.00%

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2015:

	Cost	Fair Value	% of Total Investments
New York	$53,089,906	$44,028,592	12.62%
Texas	44,455,960	42,224,563	12.10%
Colorado	27,775,081	28,719,072	8.23%
California	28,079,435	27,836,262	7.97%
Georgia	26,100,285	25,845,891	7.41%
Massachusetts	22,407,217	21,363,609	6.12%
New Jersey	21,285,356	20,943,875	6.00%
Alabama	18,330,990	18,153,182	5.20%
Illinois	17,514,510	17,452,318	5.00%
Missouri	14,067,329	13,369,069	3.83%
Tennessee	12,286,222	12,051,362	3.45%
Ohio	10,593,407	10,593,407	3.04%
Pennsylvania	9,827,328	9,827,328	2.82%
Puerto Rico	8,702,074	8,602,868	2.46%
Canada	9,411,185	8,300,280	2.38%
Florida	7,592,824	7,390,241	2.12%
Minnesota	6,881,287	6,839,308	1.96%
North Carolina	4,909,192	4,760,844	1.36%
Indiana	4,739,046	4,715,703	1.35%
Kentucky	4,473,006	4,518,888	1.29%
Washington	4,146,167	4,083,966	1.17%
Virginia	4,016,918	3,962,905	1.14%
Arizona	3,527,734	3,434,164	0.98%
	$364,212,459	$349,017,697	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Finance	$56,663,586	$57,504,930	15.73%
Software	36,199,915	36,730,618	10.05%
Media: Broadcasting & Subscription	36,001,876	36,637,803	10.02%
Healthcare & Pharmaceuticals	35,002,051	35,583,505	9.73%
Services: Business	24,105,217	25,884,879	7.08%
Chemicals, Plastics, & Rubber	20,763,612	21,165,542	5.79%
Consumer Goods: Durable	18,957,486	19,146,954	5.24%
Retail	18,973,041	19,095,787	5.22%
Education	17,325,046	17,498,701	4.79%
Telecommunications	16,403,791	16,009,390	4.38%
High Tech Industries	16,486,738	15,382,000	4.21%
Consumer goods: non-durable	12,437,795	12,700,000	3.47%
Beverage, Food, & Tobacco	11,881,630	11,991,250	3.28%
Automotive	8,035,182	8,301,104	2.27%
Services: Consumer	8,453,847	8,153,879	2.23%
Transportation: Cargo	6,765,448	6,692,648	1.83%
Energy: Oil & Gas	7,320,058	6,654,662	1.82%
Services: Government	4,029,530	4,060,519	1.11%
Hotel, Gaming, & Leisure	3,408,099	3,410,583	0.93%
Construction & Building	2,485,347	2,495,701	0.68%
Environmental Industries	517,956	525,436	0.14%
	$362,217,251	$365,625,891	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2015:

	Cost	Fair Value	% of Total Investments
Finance	$56,453,642	$56,020,910	16.05%
Services: Business	37,386,875	36,831,622	10.56%
Healthcare & Pharmaceuticals	35,457,015	36,161,248	10.36%
Retail	31,669,891	31,390,951	8.99%
Media: Broadcasting & Subscription	30,987,416	30,220,742	8.66%
Software	26,553,384	25,447,575	7.29%
Services: Consumer	25,265,858	16,531,754	4.74%
Telecommunications	16,369,463	14,347,366	4.11%
Chemicals, Plastics, & Rubber	13,912,209	13,695,631	3.92%
Consumer goods: non-durable	12,430,852	12,430,852	3.56%
Education	12,383,339	12,081,063	3.46%
Environmental Industries	10,593,407	10,593,407	3.04%
Automotive	9,827,328	9,827,328	2.82%
Beverage, Food, & Tobacco	7,901,427	8,000,000	2.29%
Transportation & Logistics	7,403,404	7,355,239	2.11%
High Tech Industries	6,644,181	6,581,989	1.89%
Transportation: Cargo	6,746,827	5,660,744	1.62%
Metals & Mining	4,473,006	4,518,888	1.29%
Services: Government	4,016,918	3,962,905	1.14%
Hotel, Gaming, & Leisure	3,527,734	3,434,164	0.98%
Construction & Building	2,481,388	2,455,931	0.70%
Energy: Oil & Gas	1,726,895	1,467,388	0.42%
	$364,212,459	$349,017,697	100.00%

At December 31, 2016, our average portfolio company investment at amortized cost and fair value was approximately $8.0 million and $8.1 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $22.5 million and $22.9 million, respectively. At December 31, 2015, our average portfolio company investment at amortized cost and fair value was approximately $9.3 million and $8.9 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $22.4 million and $21.4 million, respectively.

At December 31, 2016, 77% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 23% bore interest at fixed rates. At December 31, 2015, 75% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 25% bore interest at fixed rates.

The weighted average yield on all of our debt investments as of December 31, 2016 and December 31, 2015 was approximately 11.0% and 10.6%, respectively. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.

As of December 31, 2016 and December 31, 2015, we had cash and cash equivalents of $9.2 million and $10.9 million, respectively.

Investment Activity

During the year ended December 31, 2016, we made $65.7 million of investments at cost in 10 new portfolio companies and five to existing portfolio companies. During the year ended December 31, 2016, we received $55.9 million in proceeds principally from prepayments of our investments, including $9.9 million from amortization of certain other investments.

During the year ended December 31, 2015, we made $133.7 million of investments at cost in 14 new portfolio companies and seven to existing portfolio companies. During the year ended December 31, 2015, we received $93.3 million in proceeds principally from prepayments of our investments, including $5.6 million from amortization of certain other investments. Excluded from the numbers above is a non-cash transaction of $4.2 million related to the repayment and reinvestment in a new term loan of an existing portfolio company.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, Stellus Capital Management uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment category:

•	Investment Category 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
•	Investment Category 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.
•	Investment Category 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.
•	Investment Category 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which some loss of return but no loss of principal is expected.

•	Investment Category 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

	As of December 31, 2016			As of December 31, 2015
Investment Category	Fair Value (in millions)	% of Total Portfolio	Number of Portfolio Companies	Fair Value (in millions)	% of Total Portfolio	Number of Portfolio Companies
1	$73.5	20%	6	$36.1	10%	3
2	239.8	66%	32	292.4	84%	32
3	50.7	14%	5	15.8	5%	3
4	0.9	—%	1	—	—%	—
5	0.7	—%	1	5	1%	1
Total	$365.6	100%	45	$349.0	100%	39

Loans and Debt Securities on Non-Accrual Status

We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. As of December 31, 2016, we had two loans on non-accrual status, which represents approximately 0.7% of the portfolio at cost and 0.4% at fair value. As of December 31, 2015, we had one loan on non-accrual status, which represented approximately 3.6% of the portfolio at cost and 1.3% at fair value.

Results of Operations

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of the Years ended December 31, 2016, 2015, and 2014

Revenues

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

The following shows the breakdown of investment income for the years ended December 31, 2016, 2015, and 2014 (in millions).

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Interest Income	$38.0	$34.3	$30.9
PIK Income	0.2	0.4	0.7
Miscellaneous fees	1.3	0.5	0.7
Total	$39.5	$35.2	$32.3

The increase in interest income from the respective periods were due to growth in the overall investment portfolio.

Expenses

Our primary operating expenses include the payment of fees to Stellus Capital Management under the investment advisory agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which may include:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses (such as travel expenses) associated with performing due diligence and reviews of prospective investments;
•	transfer agent and custodial fees;
•	out-of-pocket fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;
•	direct costs, such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and
•	other expenses incurred by Stellus Capital Management or us in connection with administering our business, including payments under the administration agreement that are based upon our allocable portion of overhead (subject to the review of our board of directors).

The following shows the breakdown of operating expenses for the years ended December 31, 2016, 2015 and 2014 (in millions).

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Operating Expenses
Management Fees	$6.3	$5.8	$5.2
Valuation Fees	0.4	0.4	0.4
Administrative services expenses	1.0	1.0	1.2
Incentive fees(a)	4.3	4.0	3.1
Professional fees	0.7	0.6	0.7
Directors’ fees	0.3	0.3	0.4
Insurance expense	0.5	0.5	0.5
Interest expense and other fees	8.0	6.2	5.3
Deferred Offering Costs	0.3	—	—
Other general and administrative	0.4	0.4	0.4
Total Operating Expenses	$22.2	$19.2	$17.2
Waiver of Incentive Fees	—	(0.6)	(1.4)
Total Expenses, net of fee waivers	$22.2	$18.6	$15.8

(a)	For the years ended December 31, 2016, 2015 and 2014, incentive fees include the effect of the Capital Gains Incentive Fee of $0, $0 million and ($0.3) million, respectively.

The increase in operating expenses for the respective periods was due to: 1) an increase in interest and fees on our SBA-guaranteed debentures, which were fully drawn in the fourth quarter of 2015 and pooled in the first quarter of 2016, and 6.50% notes (the “Notes”), which were issued in May 2014. 2) an increase in management and incentive fees, attributable to our growing portfolio and 3) deferred offering costs, which were fully expensed in the second quarter of 2016. Additional operating expense for the year ended December 31, 2014 includes ($0.3) million related to our Capital Gains Incentive Fee.

While under no obligation to do so, the Advisor waived incentive fees of $646,333 and $1,399,226 for the years ended December 31, 2015 and December 31, 2014 to the extent required to support an annualized dividend yield of 9.0% based on the price per share of our common stock in connection with the Offering. Such waiver in no way implies that the Advisor will waive incentive fees in any future period. The Advisor did not waive incentive fees during the year ended December 31, 2016.

Net Investment Income

Net investment income was $17.3 million, or $1.39 per common share based on 12,479,959 weighted-average common shares outstanding at December 31, 2016. Net investment income was $16.5 million, or $1.33 per common share based on 12,479,961 weighted-average common shares outstanding at December 31, 2015. Net investment income was $16.5 million, or $1.34 per common share based on 12,281,178 weighted-average common shares outstanding at December 31, 2014.

Net investment income for the year ended December 31, 2016 increased compared to the year ended December 31, 2015 as a result of our growing portfolio, which was partially offset by the increase in interest and fees on our SBA-guaranteed debentures and the Notes.

Net Realized Gains and Losses

We measure realized gains or losses by the difference between the net proceeds from the repayment, sale or other disposition and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

Proceeds from repayments of investments and amortization of other certain investments for the year ended December 31, 2016 totaled $55.9 million and net realized loss totaled $13.1 million, $12.2 million of which is related to the realized loss of our term loan in Binder & Binder. Proceeds from the sales and repayments of investments and amortization of other certain investments for the year ended December 31, 2015 totaled $93.3 million and net realized gains totaled $0.4 million. Proceeds from the sales and repayments of investments and amortization of other certain investments for the year ended December 31, 2014 totaled $54.9 million and net realized gains totaled $0.5 million.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments and cash equivalents for the year ended December 31, 2016, 2015 and 2014 totaled $18.6 million, ($9.2) million, and ($6.5) million, respectively.

The change in unrealized appreciation in 2016 was due primarily to two factors: a) the reclassification of our one previously reported non-accrual investment from unrealized to realized accounted for $8.3 million of this year’s unrealized gain and b) $10.3 million from tightening interest rate spreads in 2016. The change in unrealized depreciation in 2015 and 2014 was due primarily to unrealized depreciation on our one non-accrual investment as well as unrealized depreciation on other investments in the portfolio due to a widening of market interest rate spreads.

Provision for Taxes on Unrealized Appreciation on Investments

We have direct wholly owned subsidiaries that have elected to be taxable entities (the “Taxable Subsidiaries”). The Taxable Subsidiaries permit us to hold equity investments in portfolio companies that are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in our consolidated financial statements. For the year ended December 31, 2016, 2015 and 2014, we recognized a benefit (provision) for income tax at our Taxable Subsidiaries of $0.4 million, $(0.1) million and $(0.3) million. As of December 31, 2016 and 2015, a deferred tax liability of $8 thousand and $0.4 million, respectively, were included on the Consolidated Statement of Assets and Liabilities.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $23.2 million, or $1.86 per common share based on weighted-average of 12,479,959 for the year ended December 31, 2016, as compared to $7.7 million, or $0.61 per common share based on weighted-average of 12,479,961 common shares outstanding for the year ended December 31, 2015, as compared to $10.2 million, or $0.83 per common share based on weighted-average of 12,281,178 common shares outstanding for the year ended December 31, 2014.

The increase in net increase in net assets resulting from operations was due primarily to an increase in unrealized appreciation from the tightening of interest rate spreads in 2016.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our operating activities provided net cash of $8.8 million for the year ended December 31, 2016, primarily in connection with the sale and repayment of portfolio investments, offset by the purchase and origination of portfolio investments. Our financing activities for the year ended December 31, 2016 used cash of $10.5 million primarily from repayments on our Credit Facility.

Our operating activities used net cash of $24.4 million for the year ended December 31, 2015, primarily in connection with the purchase and origination of portfolio investments. Our financing activities for the year ended December 31, 2015 provided cash of $33.3 million primarily from the issuance of our SBA-guaranteed debentures.

Our operating activities used cash of $27.2 million for the year ended December 31, 2014, primarily in connection with purchase and origination of portfolio investments. Our financing activities for the year ended December 31, 2014 provided cash of $15.6 million primarily from the issuance of the Notes and our SBA-guaranteed debentures.

Our liquidity and capital resources are derived from the Credit Facility, the Notes, SBA-guaranteed debentures and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. We used, and expect to continue to use, these capital resources as well as proceeds from turnover within our portfolio and from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future public and private equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith. In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This requirement limits the amount that we may borrow. We were in compliance with the asset coverage ratios at all times. As of December 31, 2016 and December 31, 2015, our asset coverage ratio was 221% and 222%, respectively. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of December 31, 2016 and December 31, 2015, we had cash and cash equivalents of $9.2 million and $10.9 million, respectively.

Credit Facility

On November 7, 2012, the Company entered into a revolving credit facility (the “Credit Facility”) with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120.0 million on a committed basis with an accordion feature that allows the Company to increase the aggregate commitments up to $195.0 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. There can be no assurances that existing lenders will agree to such an increase, or that additional lenders will join the Credit Facility to increase available borrowings.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash not held at the SBIC subsidiary, but excluding short term investments. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity test of at least 85% of adjusted borrowing base, (ii) maintaining an asset coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum shareholder’s equity. As of December 31, 2016, the Company was in compliance with these covenants. Additionally, the Credit Facility requires that the Company meet certain conditions in connection with incurring additional indebtedness under the Credit Facility, including that the Company have a minimum asset coverage ratio after giving effect to such borrowing. On August 31, 2016, the Credit Facility was amended to reduce asset coverage related to additional indebtedness from 2.25 to 2.20 to 1.0, as long as certain conditions are met. These conditions state that (i) the aggregate amount of PIK interest during the most recently ended fiscal quarter of the borrower does not exceed 2% of the aggregate amount of interest income that the borrower has received on all investments in the borrowing base during such fiscal quarter; (ii) the sum of the value of all non-accrual investments does not exceed 5% of the value of all investments in the borrowing base and (iii) the borrower maintains a minimum liquidity test of at least 80% of adjusted borrowing base. As of December 31, 2016, these conditions were met.

As of December 31, 2016 and December 31, 2015, the outstanding balance under the Credit Facility was $116.0 million and $109.5 million, respectively. The carrying amount of the amount outstanding under the Credit Facility approximates its fair value. The Company incurred total costs of $3.1 million in connection with obtaining, amending, and maintaining the Credit Facility, which are being amortized over the life of the Credit Facility. As of December 31, 2016 and December 31, 2015, $0.8 million and $1.3 million of such prepaid loan structure fees and administration fees had yet to be amortized, respectively. These prepaid loan fees are presented on our consolidated statement of assets and liabilities as a deduction from the debt liability attributable to the Credit Facility as required by ASU No. 2015-3. See Note 1 to our Consolidated Financial Statements for further discussion.

For the year ended December 31, 2016, the weighted average effective interest rate under the Credit Facility was approximately 3.2% (approximately 3.7% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $4.0 million for the year ended December 31, 2016, of which $3.4 million was interest expense, $0.5 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $3.4 million in interest expense and unused commitment fees for the year ended December 31, 2016. The average borrowings under the Credit Facility for the year ended December 31, 2016 were $106.6 million.

For the year ended December 31, 2015, the weighted average effective interest rate under the Credit Facility was approximately 2.9% (approximately 3.5% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $3.6 million for the year ended December 31, 2015, of which $3.0 million was interest expense, $0.5 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $3.1 million in interest expense and unused commitment fees for the year ended December 31, 2015. The average borrowings under the Credit Facility for the year ended December 31, 2015 were $102.8 million.

For the year ended December 31, 2014, the weighted average effective interest rate under the Credit Facility was approximately 3.2% (approximately 3.9% including commitment fees on the unused portion and other loan fees for the Credit Facility). Interest is paid quarterly in arrears. The Company recorded interest and fee expense of $4.1 million for the year ended December 31, 2014, of which $3.3 million was interest expense, $0.6 million was amortization of loan fees paid on the Credit Facility, and the remainder related to commitment fees on the unused portion of the Credit Facility and loan administration fees. The Company paid $3.6 million in interest expense and unused commitment fees for the year ended December 31, 2014. The average borrowings under the Credit Facility for the year ended December 31, 2014 were $103.7 million.

SBA-guaranteed Debentures

Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA subject to a regulatory leverage limit, up to two times the amount of regulatory capital. As of both December 31, 2016 and December 31, 2015, the SBIC subsidiary had $38.0 million in regulatory capital, as such term is defined by the SBA.

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 12, 2014, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $65 million (based on current regulatory capital, as such term is defined by the SBA, of $38.0 million) more than we would otherwise be able to absent the receipt of this exemptive relief.

On a stand-alone basis, the SBIC subsidiary held $106.3 million and $99.1 million in assets at December 31, 2016 and December 31, 2015, respectively, which accounted for approximately 28.0% and 27.0% of our total consolidated assets at December 31, 2016 and December 31, 2015, respectively.

Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. As of both December 31, 2016 and December 31, 2015, the SBIC subsidiary had $65,000,000 of SBA-guaranteed debentures outstanding, which mature ten years from issuance. The first maturity related to the SBIC-guaranteed debentures does not occur until 2025, and the remaining weighted average duration of all of our outstanding SBA-guaranteed debentures is approximately 8.9 years as of December 31, 2016.

As of December 31, 2016 and December 31, 2015, the carrying amount of the SBA-guaranteed debentures approximated their fair value. The fair values of the SBA-guaranteed debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA-guaranteed debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2016 and December 31, 2015 the SBA-guaranteed debentures would be deemed to be Level 3, as defined in Note 6 to our Consolidated Financial Statements.

As of December 31, 2016, the Company has incurred $2.2 million in financing costs related to the SBA-guaranteed debentures. As of December 31, 2016 and December 31, 2015, $1.7 million and $2.0 million of prepaid financing costs had yet to be amortized, respectively. These prepaid loan fees are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3. See Note 1 to our Consolidated Financial Statements for further discussion.

For the year ended December 31, 2016, the weighted average effective interest rate for the SBA-guaranteed debentures was approximately 2.9% (approximately 3.4% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA-guaranteed debentures of $2.2 million for the year ended December 31, 2016, of which $1.9 million was interest expense, and $0.3 million was amortization of loan fees. The Company paid $1.5 million of interest expense during the year ended December 31, 2016. The average borrowings of SBA-guaranteed debentures for the year ended December 31, 2016 were $65.0 million.

For the year ended December 31, 2015, the weighted average effective interest rate for the SBA-guaranteed debentures was approximately 2.2% (approximately 3.0% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA-guaranteed debentures of $0.8 million for the year ended December 31, 2015, of which $0.6 million was interest expense, and $0.2 million was amortization of loan fees. The Company paid $0.3 million of interest expense during year ended December 31, 2015. The average borrowings of SBA-guaranteed debentures for the year ended December 31, 2015 were $25.4 million.

For the year ended December 31, 2014, the weighted average effective interest rate for the SBA-guaranteed debentures was approximately 1.0% (approximately 2.3% including loan fees), which reflects a lower pre-pooling rate that increases when the debentures pool in March and September. Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA-guaranteed debentures of $0.1 million for the year ended December 31, 2014, which included interest expense and amortization of loan fees. The Company paid no interest expense during the year ended December 31, 2014. The average borrowings of SBA-guaranteed debentures for the year ended December 31, 2014 were $13.1 million.

Notes

On May 5, 2014, the Company closed a public offering of $25.0 million in aggregate principal amount of 6.50% Notes. The Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2016. The Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. The Notes are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the SBIC subsidiary. The net proceeds to the Company from the sale of the Notes, after underwriting discounts and offering expenses, were approximately $24.1 million. The Company used all of the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility. On both December 31, 2016 and December 31, 2015, the carrying amount of the Notes was approximately $25.0 million and the fair value of the Notes was approximately $25.2 million and $24.6 million, respectively. The Notes are listed on New York Stock Exchange under the trading symbol “SCQ”. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to sufficient trading volume.

In connection with the issuance of the Notes, we incurred $0.9 million of fees which are being amortized over the term of the Notes. As of December 31, 2016 and December 31, 2015 $0.4 million and $0.6 million of such prepaid loan structure fees and administration fees had yet to be amortized, respectively. These financing costs are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3. See Note 1 to our Consolidated Financial Statements for further discussion.

For the year ended December 31, 2016, the Company incurred interest and fee expense on the Notes of $1.8 million, of which $1.6 million was interest expense and the remainder related to amortization of loan fees paid on the Notes and administration fees. The Company paid $1.6 million in interest expense on the Notes during the period.

For the year ended December 31, 2015, the Company incurred interest and fee expense on the Notes of $1.8 million, of which $1.6 million was interest expense was interest expense and the remainder related to amortization of loan fees paid on the Notes and administration fees. The Company paid $1.6 million in interest expense on the Notes during the period.

For the period from May 5, 2014 to December 31, 2014, the Company incurred interest and fee expense on the Notes of $1.1 million, of which $1.0 million was interest expense and the remainder related to amortization of loan fees paid on the Notes and administration fees. The Company paid $0.9 million in interest expense on the Notes during the period.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) a requirement to provide financial information to the holders of the Notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Exchange Act.

Contractual Obligations

As of December 31, 2016, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Total	2017	2018	2019	2020	2021	2022 and thereafter
	(dollars in thousands)
Credit facility payable	$116,000	$—	116,000	$—	—	—	—
Notes payable	$25,000	—	—	25,000	—	—	—
SBA-guaranteed debentures	$65,000	—	—	—	—	—	65,000
	$206,000	$—	$116,000	$25,000	$—	$—	$65,000

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of December 31, 2016, our only off-balance sheet arrangements consisted of $1.9 million of unfunded commitments to provide debt financing to two of our portfolio companies. As of December 31, 2015, our only off-balance sheet arrangements consisted of a $3.3 million unfunded commitment to provide debt financing to three of our portfolio companies.

Regulated Investment Company Status and Dividends

We have elected to be treated as a RIC under Subchapter M of the Code. So long as we maintain our status as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we maintain our qualification as a RIC, we must also satisfy certain distribution requirements each calendar year in order to avoid a federal excise tax on or undistributed earnings of a RIC.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Recent Accounting Pronouncements

See Note 1 to the consolidated financial statements for a description of recent accounting pronouncements, if any, including the expected dates of adoption and the anticipated impact on the financial statements.

Critical Accounting Policies

The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our significant accounting policies are further described in the notes to the financial statements.

Valuation of portfolio investments

As a BDC, we generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by our board of directors, we value investments for which market quotations are readily available at such market quotations. We obtain these market values from an independent pricing service. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although we engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once each quarter. Investments purchased within 90 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisors, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because there is not a readily available market for substantially all of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Stellus Capital Management responsible for the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with our senior management and Stellus Capital Management;
•	The audit committee of our board of directors then reviews these preliminary valuations;
•	At least once each quarter, the valuation for each portfolio investment is reviewed by an independent valuation firm; and
•	The board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Stellus Capital Management, the independent valuation firm and the audit committee.

Revenue recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment, sale, or other disposition and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Unrealized Gains Incentive Fee

Under GAAP, the Company calculates the unrealized gains incentive fee payable to the Advisor as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional unrealized gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional unrealized gains incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately realized and the differences could be material.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Recent Developments

Investment Portfolio

On January 5, 2017, we sold our position in Securus Technologies Holdings, Inc for proceeds of $8.4 million. We realized a loss of $41 thousand upon the sale.

On January 25, 2017, we received full repayment on the first lien term loan of Momentum Telecom, Inc for proceeds of $15.3 million, including a $0.2 million premium.

On February 1, 2017, our first lien term loan in Glori Energy Production, Inc was converted to an equity position at par equal to $1.7 million.

On February 3, 2017, we invested $6.3 million in the unsecured term loan of Time Manufacturing, Inc, a global manufacturer of vehicle-mounted aerial lift equipment. Additionally, we invested $0.5 million in the equity of the company.

On February 8, 2017, we received full repayment on the second lien term loan of MTC Intermediate Holdco for proceeds of $10.4 million, including a $0.1 million prepayment fee. Additionally, we received a dividend of $0.7 million in proceeds for the equity in MTC Parent, LP.

On March 1, 2017, we received full repayment on the first lien term loan of 360 Holdings Corp for proceeds of $4.0 million.

Credit Facility

The outstanding balance under the Credit Facility as of March 8, 2017 was $103.8 million.

Dividend Declared

On January 13, 2017, the Company’s board of directors declared a regular monthly dividend for each of January 2017, February 2017 and March 2017 as follows:

Declared	Ex-Dividend Date	Record Date	Payment Date	Amount per Share
1/13/2017	1/27/2017	1/31/2017	2/15/2017	$0.1133
1/13/2017	2/24/2017	2/28/2017	3/15/2017	$0.1133
1/13/2017	3/29/2017	3/31/2017	4/14/2017	$0.1133

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. For the years ended December 31, 2016 and December 31, 2015, 77% and 75%, or 48 and 34 of the loans in our portfolio bore interest at floating rates, respectively. For the year ended December 31, 2016, 45 of these 48 loans in our portfolio have interest rate floors, which have effectively converted the loans to fixed rate loans in the current interest rate environment. In the future, we expect other loans in our portfolio will have floating rates. Assuming that the Statement of Assets and Liabilities as of December 31, 2016, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical one percent increase in LIBOR would increase our net income approximately $1.7 million, due to the current floors in place. A hypothetical decrease in LIBOR would decrease our net income by approximately $36K due to the aforementioned floors in place. Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. For the years ended December 31, 2016 and December 31, 2015, we did not engage in hedging activities.

Changes in interest rates will affect our cost of funding. Our interest expense will be affected by changes in the published LIBOR rate in connection with the Credit Facility. As of December 31, 2016, we had not entered into any interest rate hedging arrangements. At December 31, 2016, based on our applicable levels of our Credit Facility, a 1% increase in interest rates would have decreased our net investment income by approximately $1.08 million for the year ended December 31, 2016.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the fiscal year ended December 31, 2016, 2015, 2014, 2013 and 2012. The report of Grant Thornton LLP, our independent registered public accountants, on the senior securities table as of December 31, 2016, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(Dollars in thousands)
SBA Debentures
Fiscal 2014	$16,250	N/A	(6)	—	N/A
Fiscal 2015	65,000	N/A	(6)	—	N/A
Fiscal 2016	65,000	N/A	(6)	—	N/A
Credit Facility
Fiscal 2012	$38,000	$3,090		—	N/A
Fiscal 2013	110,000	2,470		—	N/A
Fiscal 2014	106,500	2,320	(6)	—	N/A
Fiscal 2015	109,500	2,220	(6)	—	N/A
Fiscal 2016	$116,000	$2,210	(6)	—	N/A
6.50% Notes due 2019
Fiscal 2014	$25,000	$2,320	(6)	—	$25.41
Fiscal 2015	25,000	2,220	(6)	—	25.27
Fiscal 2016	25,000	2,210	(6)	—	$25.11
Short-Term Loan(5)
Fiscal 2012	$45,000	$3,090		—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Average market value per unit for the Notes represents the average of the daily closing prices as reported on the NYSE during the period presented. Average market value per unit for our SBA Debentures and Credit Facility are not applicable because these are not registered for public trading.
(5)	Refers to short-term loans that the Company obtained from Raymond James and repaid in full on January 2, 2013 and October 1, 2013, respectively.
(6)	We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of December 31, 2016, 2015 and 2014 pursuant to the exemptive relief granted by the SEC in August 2014 that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act.

THE COMPANY

Stellus Capital Investment Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, or the “1940 Act.” We originate and invest primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. Unitranche debt is typically structured as first lien loans with certain risk characteristics of second lien debt. Mezzanine debt includes senior unsecured and subordinated loans.

Our investment activities are managed by our investment adviser, Stellus Capital Management, an investment advisory firm led by Robert T. Ladd and its other senior investment professionals. We source investments primarily through the extensive network of relationships that the senior investment professionals of Stellus Capital Management have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating which is often referred to as “junk.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation. We seek to achieve our investment objective by:

•	accessing the extensive origination channels that have been developed and established by the Stellus Capital Management investment team that include long-standing relationships with private equity firms, commercial banks, investment banks and other financial services firms;
•	investing in what we believe to be companies with strong business fundamentals, generally within our core middle-market company focus;
•	focusing on a variety of industry sectors, including business services, energy, general industrial, government services, healthcare, software and specialty finance;
•	focusing primarily on directly originated transactions;
•	applying the disciplined underwriting standards that the Stellus Capital Management investment team has developed over their extensive investing careers; and
•	capitalizing upon the experience and resources of the Stellus Capital Management investment team to monitor our investments.

In addition, we received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with private credit funds managed by Stellus Capital Management that have an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of our securities and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowings.

We have elected and qualified to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

Our principal executive office is currently located at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, and our telephone number is (713) 292-5400. We maintain a website on the Internet at www.stelluscapital.com (under the Public Investors section). Information contained on our website is not incorporated by reference into Prospectus and you should not consider information contained on our website to be part of this Prospectus.

SBIC License

Our wholly owned subsidiary holds a license to operate as a small business investment company, or SBIC. Our wholly owned SBIC subsidiary’s SBIC license allows it to obtain leverage by issuing SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. As of December 31, 2016, the SBIC subsidiary had $38.0 million of regulatory capital as such term is defined by the SBA, and has received commitments from the SBA of $65 million. As of December 31, 2016, the SBIC subsidiary had $65 million of SBA-guaranteed debentures outstanding. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities. We believe that the SBA-guaranteed debentures are an attractive source of debt capital.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. This relief allows us increased flexibility under the 200% asset coverage test by allowing us to borrow up to $97.5 million more under our current capitalization of the SBIC subsidiary than we would otherwise be able to borrow absent the receipt of this exemptive relief.

Portfolio Composition

Our investments generally range in size from $5 million to $30 million, and we may also selectively invest in larger positions, and we generally expect that the size of our positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

The following table provides a summary of our portfolio investments as of December 31, 2016:

As of December 31, 2016 ($ in millions)
Number of portfolio companies	45
Fair value(a)	$365.6
Cost	$362.2
% of portfolio at fair value – first lien debt(c)	31%
% of portfolio at fair value – second lien debt	45%
% of portfolio at fair value – mezzanine debt	19%
% of portfolio at fair value – equity	5%
Weighted-average annual yield(b)	11.0%

(a)	As of December 31, 2016, $266.1 million of our debt investments at fair value were at floating interest rates, which represented approximately 77% of our total portfolio of debt investments at fair value. As of December 31, 2016, $80.6 million of our debt investments at fair value were at fixed interest rates, which represented approximately 23% of our total portfolio of debt investments at fair value.
(b)	The weighted average yield on all of our debt investments as of December 31, 2016, was approximately 11.0%, of which approximately 10.5% was current cash interest. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. There can be no assurance that the weighted average yield will remain at their current level.
(c)	Includes unitranche investments, which account for 8% of our portfolio at fair value.

Leverage

Credit Facility.  On November 7, 2012, we entered into a revolving credit facility (the “Credit Facility”) with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120.0 million on a committed basis with an accordion feature that allows us to increase the aggregate commitments up to $195.0 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. We pay unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018.

6.50% Notes.  On May 5, 2014, we closed a public offering of $25.0 million in aggregate principal amount of 6.50% Notes (the “Notes”). The Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2016. The Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. As of December 31, 2016, we had $25.0 million in the Notes outstanding.

SBA-guaranteed Debentures.  Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue debentures guaranteed by the SBA at favorable interest rates. As of December 31, 2016, the SBIC subsidiary had $65.0 million of SBA-guaranteed debentures outstanding.

Stellus Capital Management

Stellus Capital Management manages our investment activities and is responsible for analyzing investment opportunities, conducting research and performing due diligence on potential investments,

negotiating and structuring our investments, originating prospective investments and monitoring our investments and portfolio companies on an ongoing basis.

The senior investment professionals of Stellus Capital Management have an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. The Stellus Capital Management investment team continues to provide investment sub-advisory services to the D. E. Shaw & Co., L.P. and its associated investment funds (the “D. E. Shaw group”) with respect to an approximately $150 million investment portfolio (as of December 31, 2016) in middle-market companies pursuant to sub-advisory arrangements.

In addition to serving as our investment adviser and the sub-advisor to the D. E. Shaw group as noted above, Stellus Capital Management currently manages a private credit fund that has an investment strategy that is identical to our investment strategy and energy private equity funds. We received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We will not co-invest with the energy private equity funds, as the energy private equity funds focus on predominantly equity-related investments, and we focus on predominantly credit-related investments.

Stellus Capital Management is headquartered in Houston, Texas, and also maintains an office in the Washington, D.C. area.

Market Opportunity

We originate and invest primarily in private middle-market companies through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

Reduced Availability of Capital for Middle-Market Companies.  We believe there are fewer providers of, and less capital available for financing to middle-market companies, as compared to the time period prior to the recent economic downturn. We believe that, as a result of that downturn, many financing providers have chosen to focus on large, liquid corporate loans and managing capital markets transactions rather than lending to middle-market businesses. In addition, we believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of the international capital and liquidity requirements under the Basel III Accords, or “Basel III,” have caused banks to curtail their lending to middle-market-companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Attractive Deal Pricing and Structures.  We believe that the pricing of middle-market debt investments is higher, and the terms of such investments are more conservative, compared to larger liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. These transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

Specialized Lending Requirements.  Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. We believe that several factors render many U.S. financial institutions ill-suited to lend to middle-market companies. For example, based on the experience of Stellus Capital Management’s investment team, lending to middle-market companies in the United States (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies, (b) requires specialized due diligence and underwriting capabilities, and (c) may also require more extensive ongoing monitoring by the lender. We believe that, through Stellus Capital Management, we have the experience and expertise to meet these specialized lending requirements.

Competitive Strengths

We believe that the following competitive strengths will allow us to achieve positive returns for our investors:

Experienced Investment Team.  Through our investment adviser, Stellus Capital Management, we have access to the experience and expertise of the Stellus Capital Management investment team, including its senior investment professionals who have an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. We believe the members of Stellus Capital Management’s investment team are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers. We believe that the experience and demonstrated ability of the Stellus Capital Management investment team to complete transactions enhances the quantity and quality of investment opportunities available to us.

Established, Rigorous Investment and Monitoring Process.  The Stellus Capital Management investment team has developed an extensive review and credit analysis process. Each investment that is reviewed by Stellus Capital Management is brought through a structured, multi-stage approval process. In addition, Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. Stellus Capital Management’s investment and monitoring process and the depth and experience of its investment team should allow it to conduct the type of due diligence and monitoring that enables it to identify and evaluate risks and opportunities.

Demonstrated Ability to Structure Investments Creatively.  Stellus Capital Management has the expertise and ability to structure investments across all levels of a company’s capital structure. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or “PIK,” interest or some form of equity securities.

Resources of Stellus Capital Management Platform.  We have access to the resources and capabilities of Stellus Capital Management, which has 18 investment professionals, including Messrs. Robert T. Ladd, Dean D’Angelo, Joshua T. Davis, W. Todd Huskinson and Todd A. Overbergen, who are supported by six managing directors, two principals, two vice presidents and three analysts. These individuals have developed long-term relationships with middle-market companies, management teams, financial sponsors, lending institutions and deal intermediaries by providing flexible financing throughout the capital structure. We believe that these relationships provide us with a competitive advantage in identifying investment opportunities in our target market. We also expect to benefit from Stellus Capital Management’s due diligence, credit analysis, origination and transaction execution experience and capabilities, including the support provided with respect to those functions by Mr. Huskinson, who serves as our chief financial officer and chief compliance officer, and his staff of eight finance and operations professionals.

Investment Strategy

The Stellus Capital Management investment team employs an opportunistic and flexible investing approach, combined with strong risk management processes, which we believe will yield a highly diversified portfolio across companies, industries, and investment types. We seek direct origination opportunities of first lien, second lien, unitranche and mezzanine debt financing, often times with modest corresponding equity investments, in middle-market companies. We believe that businesses in this size range often have limited access to public financial markets, and will benefit from Stellus Capital Management’s reliable lending partnership. Many financing providers have chosen to focus on large corporate clients and managing capital markets transactions rather than lending to middle-market businesses. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage.

With an average of over 27 years of investing, corporate finance, restructuring, consulting and accounting experience, the senior investment team of Stellus Capital Management has demonstrated investment expertise throughout the balance sheet and in a variety of situations, including financial sponsor buyouts, growth capital, debt refinancings, balance sheet recapitalizations, rescue financings, distressed opportunities, and acquisition financings. Our investment philosophy emphasizes capital preservation through superior credit selection and risk mitigation. We expect our portfolio to provide downside protection through conservative cash flow and asset coverage requirements, priority in the capital structure and information requirements. We also anticipate benefiting from equity participation through warrants and other equity instruments structured as part of our investments. This flexible approach enables Stellus Capital Management to respond to market conditions and offer customized lending solutions.

Stellus Capital Management invests across a wide range of industries with deep expertise in select verticals including, but not limited to, business services, retail, general industrial, government services, healthcare, software and specialty finance. Our typical transactions include providing financing for leveraged buyouts, acquisitions, recapitalizations, growth opportunities, rescue financings, distressed or turnaround situations and bridge loans. We seek to maintain a diversified portfolio of investments as a method to manage risk and capitalize on specific sector trends. In addition, we intend to co-invest with private credit funds managed by Stellus Capital Management that have an identical investment strategy as us and where doing so is consistent with conditions of the exemptive order issued by the SEC.

Our objective is to act as the lead or largest investor in transactions, generally investing between $5 million and $30 million per transaction. We expect the average investment holding period to be between two and four years, depending upon portfolio company objectives and conditions in the capital markets.

We focus on middle-market companies with between $5 million and $50 million of EBITDA in a variety of industry sectors with positive long-term dynamics and dependable cash flows. We seek businesses with management teams with demonstrated track records and economic incentives in strong franchises and sustainable competitive advantages with dependable and predictable cash flows.

We employ leverage prudently and within the limitations of the applicable laws and regulations for BDCs. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage.

Transaction Sourcing

As access to investment opportunities is highly relationship-driven, the senior investment team and other investment professionals of Stellus Capital Management spend considerable time developing and maintaining contacts with key deal sources, including private equity firms, investment banks and senior lenders. The senior investment team and other investment professionals of Stellus Capital Management have been actively investing in the middle-market for the past decade and have focused on extensive calling and marketing efforts via speaking engagements, sponsorships, industry events and referrals to broaden their relationship network. Existing relationships are constantly cultivated through transactional work and other personal contacts.

In addition to financial sponsors, Stellus Capital Management has developed a network of other deal sources, including:

•	management teams and entrepreneurs;
•	portfolio companies of private equity firms;
•	other investment firms that have similar strategies to Stellus Capital Management and are seeking co-investors;
•	placement agents and investment banks representing financial sponsors and issuers;

•	corporate operating advisers and other financial advisers; and
•	consultants, attorneys and other service providers to middle-market companies and financial sponsors.

We believe that Stellus Capital Management’s broad network of deal origination contacts will afford us with a continuous source of investment opportunities.

These origination relationships provide access not only to potential investment opportunities but also to market intelligence on trends across the credit markets. Since inception, Stellus Capital Management has completed financing transactions with more than 128 equity sponsors and completed multiple financing transactions with 29 of those equity sponsors.

We believe that, over the past decade, the senior investment team and other investment professionals of Stellus Capital Management have built a reputation as a thoughtful and disciplined provider of capital to middle-market companies and a preferred financing source for private equity sponsors and management teams. We believe these factors give Stellus Capital Management a competitive advantage in sourcing investment opportunities, which are put to use for our benefit.

Investment Structuring

Stellus Capital Management believes that each investment has unique characteristics that must be considered, understood and analyzed. Stellus Capital Management structures investment terms based on the business, the credit profile, the outlook for the industry in which a potential portfolio company operates, the competitive landscape, the products or services which the company sells and the management team and ownership of the company, among other factors. Stellus Capital Management relies upon the analysis conducted and information gathered through the investment process to evaluate the appropriate structure for our investments.

We invest primarily in the debt securities of middle-market companies. Our investments typically carry a high level of cash pay interest and may incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest and some form of equity participation, including preferred stock, common stock, warrants and other forms of equity participation. We expect that a typical debt investment in which we invest will have a term at origination of between five and seven years. We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Stellus Capital Management negotiates covenants in connection with debt investments that provide protection for us but allow appropriate flexibility for the portfolio company. Such covenants may include affirmative and negative covenants, default penalties, lien protection and change of control provisions. Stellus Capital Management requires comprehensive information rights including access to management, financial statements and budgets and, in some cases, membership on the board of directors or board of directors observation rights. Additionally, Stellus Capital Management generally requires financial covenants and terms that restrict an issuer’s use of leverage and limitations on asset sales and capital expenditures.

Secured Debt

Secured debt, including first lien, second lien and unitranche financing, has liens on the assets of the borrower that serve as collateral in support of the repayment of such loans.

First Lien Debt.  First lien debt is structured with first-priority liens on the assets of the borrower that serve as collateral in support of the repayment of such loans. First lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Second Lien Debt.  Second lien debt is structured as junior, secured loans, with second priority liens on an issuer’s assets. These loans typically provide for moderate loan amortization in the initial years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Debt.  Unitranche debt typically is structured as first lien loans with certain risk characteristics of second lien debt. Unitranche debt typically provides for moderate loan amortization in the initial years of the debt, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche debt, which can provide us with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Mezzanine Debt

Mezzanine debt, including senior unsecured and subordinated loans, is not secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness), including pursuant to one or more intercreditor agreements that we enter into with holders of a borrower’s senior debt.

Senior Unsecured Loans.  Senior unsecured loans are structured as loans that rank senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such loans. These loans generally provide for fixed interest rates and amortize evenly over the term of the loan. Senior unsecured loans are generally less volatile than subordinated loans due to their priority over subordinated loans.

Subordinated Loans.  Subordinated loans are structured as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated loans are generally more volatile than secured loans and senior unsecured loans and may involve a greater risk of loss of principal as compared to other types of loans. Subordinated loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.

Equity Securities

In connection with some of our debt investments, we may also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Investment Process

Through the resources of Stellus Capital Management, we have access to significant research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Stellus Capital Management has designed a highly involved and interactive investment management process, which is the core of its culture and the basis for what we believe is a strong track record of investment returns. The investment process seeks to select only those investments which it believes have the most attractive risk/reward characteristics. The process involves several levels of review and is coordinated in an effort to identify risks in potential investments. Stellus Capital Management applies its expertise to screen our investment opportunities as described below. This rigorous process, combined with our broad origination capabilities, has allowed the Stellus Capital Management team to be prudent in selecting opportunities in which to make an investment.

All potential investment opportunities undergo an initial informal review by Stellus Capital Management’s investment professionals. Each potential investment opportunity that an investment professional determines merits consideration is presented and evaluated at a weekly meeting in which Stellus Capital Management’s investment professionals discuss the merits and risks of a potential investment opportunity as well as the due diligence process and the pricing and structure. If Stellus Capital Management’s investment professionals believe an investment opportunity merits further review, the deal team prepares and presents to the investment committee for initial review a prescreen memorandum that generally describes the potential transaction and includes a description of the risks, due diligence process and proposed structure and pricing for the proposed investment opportunity.

Prior to making an investment, Stellus Capital Management conducts rigorous diligence on each investment opportunity. In connection with its due diligence on a potential investment opportunity, Stellus Capital Management utilizes its internal diligence resources which include its internally developed credit analytical framework, subscriptions to third party research resources, discussions with industry experts, internal information sharing systems and the analytical expertise of its investment professionals. Stellus Capital Management typically reviews the company’s historical financials; industry drivers and outlook, competitive threats, customer concentration, asset coverage, projected financials and credit metrics; management background checks; and, if applicable, the track record and funding capabilities of the private equity sponsor.

Upon review of the prescreen memorandum, if the investment committee determines to proceed with the review of an investment opportunity, the deal team continues its diligence and deal structuring plans, and prepares a credit approval memorandum for review by the investment committee. The credit approval memorandum, updates the prescreen memorandum with more deal specific detail, including an update to the diligence process and any changes in the structure and pricing of the proposed investment. Upon unanimous approval by the investment committee of the proposed investment as presented in the credit approval memorandum, Stellus Capital Management’s Chief Investment Officer reviews any amendments before finalizing and closing negotiations with the prospective portfolio company.

Investment Committee

Each new investment opportunity is unanimously approved by Stellus Capital Management’s investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. The purpose of Stellus Capital Management’s investment committee is to evaluate and approve all of our investments, subject at all times to the oversight and approval of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee consists of Robert T. Ladd, Dean D’Angelo, Joshua T. Davis, Todd A. Overbergen and W. Todd Huskinson. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of our new investments require unanimous approval by the investment committee. Each member of the investment committee performs a similar role for other accounts managed by Stellus Capital Management. In certain instances, including in connection with co-investments under our exemptive order, our board of directors may also determine that its approval is required prior to the making of an investment.

Monitoring Investments

In most cases, we do not have board influence over portfolio companies. In some instances, Stellus Capital Management’s investment professionals may obtain board representation or observation rights in conjunction with our investments. Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. The monitoring process begins with structuring terms and conditions, which require the timely delivery and access to critical financial and business information on portfolio companies.

Specifically, Stellus Capital Management’s monitoring system consists of the following activities:

Regular Investment Committee Updates.  Key portfolio company developments are discussed each week as part of the standard investment committee agenda.

Written Reports.  The deal teams provide written updates as appropriate for key events that impact portfolio company performance or valuation. In addition, deal teams provide written updates following each portfolio company board meeting.

Quarterly Full Portfolio Review.  Stellus Capital Management’s Chief Investment Officer and our Chief Compliance Officer perform a quarterly comprehensive review of every portfolio company with the deal teams. This process includes a written performance and valuation update, and credit-specific discussion on each of our portfolio companies. In addition, pursuant to our valuation policy, quarterly valuations are reviewed by our independent third party valuation firm.

As part of the monitoring process, Stellus Capital Management also tracks developments in the broader marketplace. Stellus Capital Management’s investment professionals have a wealth of information on the competitive landscape, industry trends, relative valuation metrics, and analyses that assist in the execution of our investment strategy. In addition, Stellus Capital Management’s extensive communications with brokers and dealers allows its investment professionals to monitor market and industry trends that could affect portfolio investments. Stellus Capital Management may provide ongoing strategic, financial and operational guidance to some portfolio companies either directly or by recommending its investment professionals or other experienced representatives to participate on the board of directors. Stellus Capital Management maintains an extensive network of strategic and operational advisers to call upon for industry expertise or to supplement existing management teams.

Asset Quality

In addition to various risk management and monitoring tools, Stellus Capital Management uses an investment ranking system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment ranking system uses a five-level numeric scale. The following is a description of the conditions associated with each investment category:

Investment Category 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

Investment Category 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

Investment Category 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

Investment Category 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which some loss of contractual return but no loss of principal is expected.

Investment Category 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

In the event that Stellus Capital Management determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, Stellus Capital Management will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment ranking system identifies the relative risk for each investment, the ranking alone does not dictate the scope and/or frequency of any monitoring that is performed. The frequency of Stellus Capital Management’s monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

Determination of Net Asset Value and Portfolio Valuation Process

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions will be recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors retains one or more independent valuation firms to review at least twice annually, the valuation of each portfolio investment for which a market quotation is not readily available. We also have adopted Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, or “ASC 820.” This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

A readily available market value is not expected to exist for most of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios portfolio company to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ materially from the values that would have been used had a readily available market value existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Stellus Capital Management responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with our senior management and Stellus Capital Management;
•	at least twice annually, the valuation for each portfolio investment is reviewed by an independent valuation firm;
•	the audit committee of our board of directors then reviews these preliminary valuations and makes a recommendation to our board of directors; and
•	the board of directors then discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Stellus Capital Management, the independent valuation firm and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing our investments include, as relevant, but are not limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Realization of Investments

The potential exit scenarios of a portfolio company play an important role in evaluating investment decisions. As such, Stellus Capital Management formulates specific exit strategies at the time of investment. Our debt-orientation provides for increased potential exit opportunities, including (a) the sale of investments in the private markets, (b) the refinancing of investments held, often due to maturity or recapitalizations, and (c) other liquidity events including the sale or merger of the portfolio company. Since we seek to maintain a debt orientation in our investments, we expect to receive interest income over the course of the investment period, resulting in a significant return on invested capital well in advance of final exit.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates. We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Stellus Capital Management or an affiliate of Stellus Capital Management provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse Stellus Capital Management or an affiliate of Stellus Capital Management for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of Stellus Capital Management to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the investment professionals of Stellus Capital Management enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we invest.

Employees

We do not have any direct employees, and our day-to-day investment operations are managed by Stellus Capital Management. We have a chief executive officer and president and a chief financial officer and chief compliance officer. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of Stellus Capital Management and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs is paid by us pursuant to the administration agreement that we have entered into with Stellus Capital Management.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027. All locations are provided to us by Stellus Capital Management pursuant to the administration agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

We and Stellus Capital Management are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of December 31, 2016, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
Non-controlled, non-affiliated investments		(2)
Abrasive Products & Equipment, LLC, et al 302 Deerwood Glen Dr. Deerpark, TX 77536
Term Loan (SBIC)	Chemicals, Plastics, & Rubber	Second Lien(2)(3)	L+10.50% with 1.00% Libor floor	3/5/2020	$5,325,237	$5,252,426	$5,277,059
APE Holdings, LLC		Class A, LLC Units(4)			375,000 units	375,000	399,550
Total						5,627,426	5,676,609
Apex Environmental Resources Holdings, LLC 11 County Road Suite 78 P. O. Box 157, Amsterdam, OH, 43903
Apex Environmental Resources Holdings, LLC	Environmental Industries	Common Units(4)			517 shares	517	525
Apex Environmental Resources Holdings, LLC		Preferred Unites(4)			517 shares	517,439	524,911
Total						517,956	524,436
Atkins Nutritionals Holdings II, Inc. 1180 Peachtree Street, N.E., 25th Floor Atlanta, Georgia 30309
Term Loan	Beverage, Food, & Tobacco	Second Lien(3)	L+8.50% with 1.25% Libor floor	4/3/2019	$8,000,000	7,928,373	8,000,000
Binder & Binder National Social Security Disability Advocates, LLC 300 Rabro Drive Hauppauge, New York 11788
Residual Claim From Term Loan	Services: Consumer	Unsecured(4)(14)			$1,000,000	1,000,000	722,059
Calero Software, LLC et al. 1565 Jefferson Rd. Rochester, NY 14623
Term Loan	Telecommunications	Second Lien(3)	L+9.50% with 1.00% floor	6/5/2019	$7,500,000	7,422,928	7,441,535
Managed Mobility Holdings, LLC		Partnership Units(4)			8,932 units	525,000	152,855
Total						7,947,928	7,594,390

Description	Industry	Type of Investment		Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
C.A.R.S. Protection Plus, Inc. 4431 William Penn Hwy # 1, Murrysville, PA 15668
Term Loan	Automotive	First Lien(12)		L+8.50% with .50% floor	12/31/2020	$101,911	$100,207	$101,911
Term Loan (SBIC)		First Lien(2)(12)		L+8.50% with .50% floor	12/31/2020	$7,949,027	7,785,147	7,949,027
CPP Holdings LLC		Class A Common Units	(4)			149,828 shares	149,828	250,166
Total							8,035,182	8,301,104
Catapult Learning, LLC et al 2 Aquarium Drive, Suite 100 Camden, NJ 08103
Term Loan	Education	First Lien(13)		L+6.50% with 1.00% floor	7/16/2020	$12,500,000	12,404,725	12,498,701
Colford Capital Holdings, LLC 156 W 56th St, New York, NY 10019
Delay Draw Term Loan #1	Finance	Unsecured(5)		12.00%	5/31/2018	$12,500,000	12,401,505	12,477,883
Delay Draw Term Loan #2		Unsecured(5)		12.00%	5/31/2018	$2,000,000	1,980,173	1,996,461
Delay Draw Term Loan #4		Unsecured(5)		12.00%	5/31/2018	$5,000,000	4,960,146	4,991,153
CC Blocker I, LLC		Preferred Units(4)(5)				38,893 units	557,143	671,462
Total							19,898,967	20,136,959
Doskocil Manufacturing Company, Inc. 2300 E. Randol Mill Road Arlington, Texas 76011
Term Loan (SBIC)	Consumer goods: non-durable	First Lien(2)(13)		L+6.00% with 1.00% Libor floor	11/10/2020	$8,750,000	8,626,143	8,750,000
Douglas Products & Packaging Company, LLC 1550 Old State Hwy 210, Liberty, MO 64068
Term Loan (SBIC)	Chemicals, Plastics, & Rubber	Second Lien(2)(12)		L+10.50% with .50% floor	12/31/2020	$9,000,000	8,876,203	9,000,000
Fumigation Holdings, Inc.		Class A Common Stock(4)				250 shares	250,000	478,950
Total							9,126,203	9,478,950
Eating Recovery Center, LLC 7351 E. Lowry Blvd., Suite 200, Denver, Colorado 80230
Term Loan	Healthcare & Pharmaceuticals	Unsecured(6)		12.00% cash with 1.00% PIK	6/28/2018	$18,400,000	18,271,406	18,348,093
ERC Group Holdings LLC		Class A Units(4)				17,820 units	1,655,274	2,631,558
Total							19,926,680	20,979,651
Empirix Inc. 600 Technology Park Drive, Suite 100, Billerica, MA 01821
Term Loan	Software	Second Lien(3)		L+9.50% with 1.00% Libor floor	5/1/2020	$11,657,850	11,517,953	11,582,173

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
Term Loan (SBIC)		Second Lien(2)(3)	L+9.50% with 1.00% Libor floor	5/1/2020	$9,750,000	$9,631,895	$9,686,708
Empirix Holdings I, Inc.		Class A Common Shares(4)			1,304 shares	1,304,232	1,659,024
Empirix Holdings I, Inc.		Class B Common Shares(4)			1,317,406 shares	13,174	16,758
Total						22,467,254	22,944,663
Energy Labs, Inc 8850 Interchange Drive, Houston, TX 77054
Term Loan (SBIC)	Energy: Oil & Gas	First Lien(2)(13)	L+7.00% with .50% Libor floor	9/29/2021	$5,300,000	5,197,928	5,290,561
Energy Labs Holding Corp		Common Shares(4)			500 shares	500,000	500,000
Total						5,697,928	5,790,561
EOS Fitness OPCO Holdings, LLC 15445 Metcalf, Overland Park, KS, 66223
Term Loan (SBIC)	Hotel, Gaming, & Leisure	First Lien(2)(3)	L+8.75% with .75% Libor floor	12/30/2019	$3,331,184	3,287,412	3,331,184
EOS Fitness Holdings, LLC		Class A Preferred Shares(4)			118 shares	117,670	77,414
EOS Fitness Holdings, LLC		Class B Common Shares(4)			3,017 shares	3,017	1,985
Total						3,408,099	3,410,583
Furniture Factory Outlet, LLC 6500 Jenny Lind Rd. Fort Smith, AR 72908
Term Loan	Consumer goods: non-durable	First Lien(12)	L+9.00% with .50% Libor floor	6/10/2021	$9,875,000	9,695,423	9,809,056
Furniture Factory Holdings, LLC Term Loan		Unsecured(6)	11.00%	2/3/2021	$122,823	122,823	122,823
Sun Furniture Factory, LP		LP Common Shares(4)			13,445 Shares	94,569	170,404
Total						9,912,815	10,102,283
GK Holdings, Inc. 9000 Regency Parkway Suite 400
Term Loan	Services: Education	Second Lien(3)	L+9.50% with 1.00% Libor floor	1/30/2022	$5,000,000	4,920,321	5,000,000
Glori Energy Production Inc. Productions, Inc. 4315 South Drive Houston, TX 77053
Term Loan	Energy: Oil & Gas	First Lien(3)(4)(6)(7)(8)	L+12.00% with 1.00% Libor floor	3/14/2017	$1,624,250	1,622,130	864,101
Good Source Solutions, Inc. 3115 Melrose Drive Suite 160, Carlsbad, CA, 92010
Term Loan (SBIC)	Beverage, Food, & Tobacco	First Lien(2)(13)	L+7.25% with .50% Libor floor	7/15/2021	$1,350,000	1,325,011	1,346,203

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
Term Loan		First Lien(13)	L+7.25% with .50% Libor floor	7/15/2021	$1,200,000	$1,177,788	$1,196,625
Good Source Holding, LLC		Class A Preferred Units(4)			159 shares	159,375	136,633
Good Source Holding, LLC		Class B Preferred Units(4)			4,482 shares	0	0
Total						2,662,174	2,679,461
Grupo HIMA San Pablo, Inc., et al Pablo, Inc. P.O. Box 4980 Caguas, PR 00726
Term Loan	Healthcare & Pharmaceuticals	First Lien(3)	L+7.00% with 1.50% Libor floor	1/31/2018	$4,812,500	4,787,801	4,693,463
Term Loan		Second Lien	13.75%	7/31/2018	$4,000,000	3,924,736	3,535,591
Total						8,712,537	8,229,054
Hollander Sleep Products, LLC 6501 Congress Avenue Suite 300, Boca Raton, FL, 33487
Term Loan	Services: Consumer	First Lien(3)	L+8.00% with 1.00% Libor floor	10/21/2020	$7,286,790	7,211,543	7,286,790
Dream II Holdings, LLC		Class A Common Units(4)			250,000 units	242,304	145,030
Total						7,453,847	7,431,820
Hostway Corporation 100 N. Riverside Suite 800 Chicago, IL 60606
Term Loan	High Tech Industries	Second Lien(3)	L+8.75% with 1.25% Libor floor	12/13/2020	$6,750,000	6,661,202	5,832,000
HUF Worldwide, LLC 2301 East 7th Street, Suite B200, Los Angeles, CA 90023
Revolver	Retail	First Lien(9)(12)	L+9.00% with .50% Libor floor	10/22/2019	$375,000	375,000	375,000
Term Loan		First Lien(12)	L+9.00% with .50% Libor floor	10/22/2019	$3,651,709	3,603,959	3,651,709
Term Loan (SBIC)		First Lien(2)(12)	L+9.00% with .50% Libor floor	10/22/2019	$6,138,648	6,063,652	6,138,648
HUF Holdings, LLC		Common Class A Units(4)			616,892 units	624,427	624,427
Total						10,667,038	10,789,784
Keais Records Service, LLC 1010 Lamar St #1800, Houston, TX 77002
Term Loan Keais Holding, LLC	Services: Business	Second Lien(12)	L+10.50% with .50% Libor floor	6/30/2022	$7,750,000	7,620,000	7,620,000
Total		Class A Units(4)			148,335 shares	775,000	775,000
						8,395,000	8,395,000

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
KidKraft, Inc. 4630 Olin Road Dallas, TX 75244
Term Loan	Consumer Goods: Durable	Second Lien(6)	11.00% cash, 1.00% PIK	3/30/2022	$9,222,874	$9,044,671	$9,044,671
Livingston International, Inc. International, Inc. 405 The West Maill, Suite 400 Toronto, Ontario, Canada
Term Loan	Transportation: Cargo	Second Lien(3)(5)	L+8.25% with 1.25% Libor floor	4/18/2020	$6,841,739	6,765,448	6,692,648
Madison Logic, Inc. 257 Park Avenue South 5th Floor New York, NY 10016
Term Loan (SBIC)	Media: Broadcasting and Subscription	First Lien(2)(12)	L+8.00% with 0.50% Libor floor	11/30/2021	$5,000,000	4,950,667	4,950,667
Madison Logic Holdings, Inc. (SBIC)		Common Stock(2)(4)			5,000 shares	50,000	50,000
Madison Logic Holdings, Inc. (SBIC)		Series A Preferred Stock(2)(4)			4,500 shares	450,000	450,000
Total						5,450,667	5,450,667
Mobileum, Inc. 2880 Lakeside Drive Suite 135 Santa Clara, CA 95054
Term Loan	Software	Second Lien(12)	L+10.25% with 0.75% Libor floor	5/1/2022	$9,000,000	8,823,965	8,823,965
Mobile Acquisition Holdings, LP		Class A-2 Common Units(4)			750 shares	750,000	750,000
Total						9,573,965	9,573,965
Momentum Telecom Inc., et al 2700 Corporate Drive Suite 200, Birmingham, AL, 35242
Term Loan	Media: Broadcasting & Subscription	First Lien(3)	L+8.50% with 1.00% Libor floor	3/10/2019	$6,468,196	6,395,759	6,403,563
Term Loan (SBIC)		First Lien(2)(3)	L+8.50% with 1.00% Libor floor	3/10/2019	$8,687,486	8,589,400	8,600,676
MBS Holdings, Inc.		Series E Preferred Stock(4)			2,774,695 shares	1,000,000	1,309,492
MBS Holdings, Inc.		Series F Preferred Stock(4)			399,308 shares	206,682	270,648
Total						16,191,841	16,584,379
MTC Intermediate Holdco, Inc. 2001 Spring Road, Suite 700, Oak Brook, Illinois 60523
Term Loan	Finance	Second Lien(3)	L+9.50% with 1.00% Libor floor	5/31/2022	$575,000	564,899	575,000
Term Loan (SBIC)		Second Lien(2)(3)	L+9.50% with 1.00% Libor floor	5/31/2022	$9,750,000	9,578,720	9,750,000

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
MTC Parent, LP		Class A-2 Common Units(4)			750,000 shares	$750,000	$1,433,281
Total						10,893,619	11,758,281
OG Systems, LLC 14291 Park Meadow Drive Suite 100, Chantilly, VA, 20151
Term Loan	Services: Government	Unsecured(3)(6)	L+11.00% with 1.00% Libor floor	1/22/2020	$4,028,288	3,979,529	3,992,337
OGS Holdings, Inc.		Series A Convertible Preferred Stock(4)			11,521 shares	50,001	68,182
Total						4,029,530	4,060,519
Refac Optical Group, et al 1 Harmon Drive Blackwood, NJ 08012
Revolver	Retail	First Lien(10)(15)	L+8.77%	9/30/2018	$400,000	400,000	400,000
Term A Loan		First Lien(11)(12)	L+8.77%	9/30/2018	$1,502,736	1,502,736	1,502,736
Term B Loan		First Lien(6)(11)(12)	L+9.77% cash with 1.75% PIK	9/30/2018	$6,403,267	6,403,267	6,403,267
Total						8,306,003	8,306,003
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254
Term Loan	Telecommunications	Second Lien(3)	L+7.75 with 1.25% Libor floor	4/30/2021	$8,500,000	8,455,863	8,415,000
Sitel Worldwide Corporation Two American Center 3102 West End Avenue, Suite 900 Nashville, TN 37203
Term Loan	High Tech Industries	First Lien(3)	L+9.50 with 1.00% Libor floor	9/18/2022	$10,000,000	9,825,536	9,550,000
Skopos Financial, LLC P.O. Box 143454, Irving, TX, 75014-1867
Term Loan	Finance	Unsecured(5)	12.00%	1/31/2019	$20,000,000	19,791,938	19,618,086
Skopos Financial Group, LLC		Class A Units(4)(5)			1,120,684 units	1,162,544	1,012,266
Total						20,954,482	20,630,352
SPM Capital, LLC 5775 W. Old Shakopee Road, Suite 90 Bloomington, MN 55437
Term Loan	Healthcare & Pharmaceuticals	First Lien(3)	L+5.50 with 1.50% Libor floor	10/31/2017	$6,387,916	6,362,834	6,374,800
SQAD, LLC 303 S. BROADWAY SUITE 130 TARRYTOWN NY 10591
Term Loan (SBIC)	Media: Broadcasting & Subscription	Unsecured(2)(6)	12.25% cash, 1.25% PIK	4/30/2019	$7,245,241	7,179,977	7,206,517
SQAD Holdco, Inc. (SBIC)		Preferred Shares, Series A(2)(4)			5,624 shares	562,368	738,067

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
SQAD Holdco, Inc. (SBIC)		Common Shares(2)(4)			5,800 shares	$62,485	$82,007
Total						7,804,830	8,026,591
Stratose Intermediate Holdings, II, LLC 2 Crossroads Dr. Bedminster Township, NJ 07921
Term Loan	Services: Business	Second Lien(3)	L+9.50% with 1.00% Libor floor	7/26/2022	$15,000,000	14,705,967	15,000,000
Atmosphere Aggregator Holdings II, LP		Common Units(4)			750,000 units	750,000	1,859,506
Atmosphere Aggregator Holdings, LP		Common Units(4)			254,250 units	254,250	630,373
Total						15,710,217	17,489,879
360 Holdings III Corp 666 Fifth Avenue New York, NY 10103
Term Loan	Consumer goods: non-durable	First Lien(3)	L+9.00% with 1.00% Libor floor	10/1/2021	$3,950,000	3,811,652	3,950,000
Telecommunications Management, LLC One Montgomery Plaza, 4th Floor Sikeston, MO 63801
Term Loan	Media: Broadcasting & Subscription	Second Lien(3)	L+8.00% with 1.00% Libor floor	10/30/2020	$5,000,000	4,970,522	4,962,649
TFH Reliability, LLC 4405 Directors Row Houston, TX 77092
Term Loan	Chemicals, Plastics & Rubber	Second Lien(2)(12)	L+10.75% with 0.50% Libor floor	4/21/2022	$5,875,000	5,759,983	5,759,983
TFH Reliability Group, LLC		Class A Units(4)			250,000 units	250,000	250,000
Total						6,009,983	6,009,983
U.S. Auto Sales, Inc. et al 2875 University Parkway, Lawrenceville, GA, 30043
Term Loan	Finance	Second Lien(3)(5)	L+11.75% with 1.00% Libor floor	6/8/2020	$4,500,000	4,466,518	4,500,000
USASF Blocker II, LLC		Common Units(3)(5)			441 units	441,000	469,751
USASF Blocker LLC		Common Units(4)(5)			9,000 units	9,000	9,587
Total						4,916,518	4,979,338
Vandelay Industries Finance, LLC, et al 427 New Sanford Road LeVergne, TN 37086
Term Loan	Construction & Building	Second Lien(6)	10.75% cash, with 1.00% PIK	11/12/2019	$2,500,000	2,485,347	2,495,701

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount/ Shares	Amortized Cost	Fair Value
Vision Media Management & Fulfillment, LLC 29125 Avenue Paine, Valencia CA 91355
Term Loan (SBIC)	Media: Broadcasting & Subscription	First Lien(2)(13)	L+8.50% with 1.00% Libor floor	1/27/2021	$1,613,517	$1,584,016	$1,613,517
Wise Holding Corporation 3676 California Ave, B100 Salt Lake City, UT 84104
Term Loan	Beverage, Food, & Tobacco	Unsecured(3)	L+10.00% with 1.00% Libor floor	12/31/2021	$1,250,000	1,232,489	1,250,000
WCI Holdings, LLC		Class A Preferred LP/LLC Units(4)			56 units	55,550	58,579
WCI Holdings, LLC		Class B LP/LLC Common Units(4)			3,044 units	3,044	3,210
Total						1,291,083	1,311,789
Zemax, LLC 10230 NE Points Dr. Suite 540, Kirkland, WA 98033 USA
Term Loan (SBIC)	Software	Second Lien(2)(3)	L+10.00% with 1.00% Libor floor	4/23/2020	$3,962,500	3,908,696	3,941,705
Zemax Software Holdings, LLC (SBIC)		Preferred LLC Units(2)(4)			24,500 units	245,000	264,879
Zemax Software Holdings, LLC (SBIC)		Common LLC Units(2)(4)			5,000 shares	5,000	5,406
Total						4,158,696	4,211,990
Total Non-controlled, non-affiliated investments						362,217,251	365,625,891
Net Investments						362,217,251	365,625,891
LIABILITIES IN EXCESS OF OTHER ASSETS							(194,744,106)
NET ASSETS							170,881,785

(1)	See Note 1 of the Notes to Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	The Company’s obligations to the lenders of the Credit Facility are secured by a first priority security interest in all non-controlled nonaffiliated investments and cash and cash equivalents, but exclude $3,457,351 of cash and cash equivalents and $100,252,693 of investments (at par) that are held by Stellus Capital SBIC LP. See Note 1 of the Notes to the Consolidated Financial Statements for discussion.
(3)	These loans have LIBOR or Euro Floors which are higher than the current applicable LIBOR or Euro rates; therefore, the floors are in effect.
(4)	Security is non-income producing.
(5)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets. Qualifying assets represent approximately 85% of the Company’s total assets.
(6)	Represents a payment-in-kind security. At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the issuer.
(7)	Investment has been on non-accrual since December 1, 2016.
(8)	Investment is in payment default.

(9)	Excluded from the investment is an undrawn revolver commitment in an amount not to exceed $875,000, with an interest rate of LIBOR plus 9.00% and a maturity of October 22, 2019. This investment is accruing an unused commitment fee of 0.50% per annum.
(10)	Excluded from the investment is an undrawn commitment in an amount not to exceed $1,000,000, with an interest rate of LIBOR plus 8.00% and a maturity of September 30, 2018. This investment is accruing an unused commitment fee of 0.50% per annum.
(11)	Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which rates reset periodically based on the terms of the loan agreement.
(12)	These loans have LIBOR floors which are lower than the applicable LIBOR rates; therefore, the floors are not in effect.
(13)	These loans are last-out term loans with contractual rates higher than the applicable LIBOR rates; therefore, the floors are not in effect.
(14)	In the fourth quarter of 2016, Binder emerged from Chapter 11 Bankruptcy in the U.S. Bankruptcy Court, Southern District of New York. The investment’s cost has been adjusted to reflect the court-approved unsecured claim distribution proceeds that have been awarded to the Company. As of this time we do not expect to receive any additional repayment other than what the court has awarded.

Abbreviation Legend

L — LIBOR

PIK — Payment-In-Kind

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of December 31, 2016.

Eating Recovery Center, LLC is a privately owned, licensed psychiatric hospital in the U.S. dedicated exclusively to the treatment of eating disorders.

Empirix Inc. is a leading provider of sophisticated testing and monitoring software systems for Voice-over-Internet-Protocol (VoIP) networks, primarily to enterprises, network equipment manufacturers and telecommunications service providers.

SKOPOS Financial, LLC is an indirect specialty lender based in Irving, TX that originates and services secured auto loans to deep subprime consumers served by franchise dealers and large independent dealers.

Colford Capital Holdings, LLC is a specialty finance holding company for asset-based lending platforms.

Momentum Telecom, Inc. offers residential, small business, and enterprise high speed data and voice-over-IP operational support services.

MANAGEMENT

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our Board. The Board consists of seven members, four of whom are not “interested persons” of the Company, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by Stellus Capital Management as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Stellus Capital Management as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Ladd serves as Chief Executive Officer, Chairman of the Board and a member of Stellus Capital Management’s investment committee and Messrs. D’Angelo and Davis are each a member of Stellus Capital Management’s investment committee and a member of our Board. We believe that Mr. Ladd’s history with Stellus Capital Management, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.

The Board does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Chairman of the Audit Committee or his designee will preside over the executive sessions of our independent directors.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Messrs. Ladd, D’Angelo and Davis with Stellus Capital Management provides an effective bridge between the Board and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, Stellus Capital Management and the Board.

We have adopted provisions in our articles of incorporation that divide our board into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Year of Birth	Position	Director Since	Term Expires
Interested Directors
Robert T. Ladd	1956	Chairman, Chief Executive Officer and President	2012	2018
Dean D’Angelo	1967	Director	2012	2019
Joshua T. Davis	1972	Director	2012	2017
Independent Directors
J. Tim Arnoult	1949	Director	2012	2018
Bruce R. Bilger	1952	Director	2012	2017
Paul Keglevic	1954	Director	2012	2018
William C. Repko	1949	Director	2012	2019

The address for each of our directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Year of Birth	Position
W. Todd Huskinson	1964	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

The address for each of our executive officers is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

Biographical Information

The Board considered whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Board will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

J. Tim Arnoult has served as a member of our Board since 2012. Mr. Arnoult has over 35 years of banking and financial services experience. From 1979 to 2006, Mr. Arnoult served in various positions at Bank of America, including its predecessors, including president of Global Treasury Services from 2005 – 2006, president of Global Technology and Operations from 2000 to 2005, president of Central U.S. Consumer and Commercial Banking from 1996 to 2000 and president of Global Private Banking from 1991 to 1996. Mr. Arnoult is also experienced in mergers and acquisitions, having been directly involved in significant transactions such as the mergers of NationsBank and Bank of America in 1998 and Bank of America and FleetBoston in 2004. Mr. Arnoult currently serves on the board of directors of Cardtronics Inc. (NasdaqGM: CATM) and AgileCraft, LLC and has served on a variety of boards throughout his career, including the board of Visa USA before it became a public company. Mr. Arnoult holds a B.A. in Psychology and a M.B.A. from the University of Texas at Austin. We believe Mr. Arnoult’s extensive banking and financial services experience bring important and valuable skills to our Board.

Bruce R. Bilger has served as a member of our Board since 2012. Mr. Bilger has over 38 years of providing advice on mergers and acquisitions, financings, and restructurings, particularly in the energy industry. Mr. Bilger is a senior advisor at Lazard Frerès & Co. LLC, a leading investment bank, where he began in January 2008 as managing director, chairman and head of Global Energy, and co-head of the

Southwest Investment Banking region. Prior to joining Lazard Frerès & Co. LLC, Mr. Bilger was a partner at the law firm of Vinson & Elkins LLP, where he was head of its 400-plus-attorney Energy Practice Group and co-head of its 175-plus-attorney corporate and transactional practice. Mr. Bilger is or has been a board or committee member with numerous charitable and civic organizations, including the Greater Houston Partnership, the Greater Houston Community Foundation, Reasoning Mind, Positive Coaching Alliance, Texas Children’s Hospital, Asia Society Texas Center, St. Luke’s United Methodist Church, St. John’s School, Dartmouth College and the University of Virginia. Mr. Bilger graduated Phi Beta Kappa from Dartmouth College and has an M.B.A. and law degree from the University of Virginia. We believe Mr. Bilger’s extensive merger and acquisition, financing, and restructuring experience bring important and valuable skills to our Board.

Paul Keglevic has served as a member of our board of directors since 2012. Mr. Keglevic has over 40 years of experience with public companies across several industry sectors, including utilities, telecom, transportation and real estate. Mr. Keglevic currently serves as the Chief Executive Officer of Energy Future Holdings Corp., (“EFH”). Previously he served as executive vice president and chief financial officer for EFH from June 2008-October 2016. Mr. Keglevic was a partner at PricewaterhouseCoopers (“PWC”), an accounting firm, where he worked from July 2002-July 2008. At PWC he was the U.S. utility sector leader for six years and the clients and sector assurance leader for one year. Prior to PWC, Mr. Keglevic led the utilities practice for Arthur Andersen, where he was a partner for 15 years. Mr. Keglevic has served as a member of the board of directors of several subsidiaries of EFH and the Dallas and state of California Chambers of Commerce and several other charitable and advisory boards. In 2011, Mr. Keglevic was named CFO of the Year by the Dallas Business Journal and received a Distinguished Alumni Award in accounting from Northern Illinois University. Mr. Keglevic received his B.S. in accounting from Northern Illinois University and is a certified public accountant. We believe Mr. Keglevic’s extensive experience with public companies and knowledge of accounting and regulatory issues brings important and valuable skills to our Board.

William C. Repko has served as a member of our Board since 2012. Mr. Repko has over 40 years of investing, finance and restructuring experience. Mr. Repko retired from Evercore Partners in February 2014, where he had served as a senior advisor, senior managing director and was a co-founder of the firm’s Restructuring and Debt Capital Markets Group since September 2005. Prior to joining Evercore Partners Inc., Mr. Repko served as chairman and head of the Restructuring Group at J.P. Morgan Chase, a leading investment banking firm, where he focused on providing comprehensive solutions to clients’ liquidity and reorganization challenges. In 1973, Mr. Repko joined Manufacturers Hanover Trust Company, a commercial bank, which after a series of mergers became part of J.P. Morgan Chase. Mr. Repko has been named to the Turnaround Management Association (TMA)-sponsored Turnaround, Restructuring and Distressed Investing industry Hall of Fame. Mr. Repko received his B.S. in Finance from Lehigh University. We believe Mr. Repko’s extensive investing, finance, and restructuring experience bring important and valuable skills to our Board.

Interested Directors

Robert T. Ladd has served as the Chairman of our Board and Chief Executive Officer and President since 2012. Mr. Ladd is the managing partner and Chief Investment Officer of Stellus Capital Management, the external investment manager of the Company. Mr. Ladd has more than 36 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, he had been with the D. E. Shaw group, a global investment and technology development firm, where he led the D. E. Shaw group’s Direct Capital Group from February 2004 to January 2012. Prior to joining the D. E. Shaw group, Mr. Ladd served as the president of Duke Energy North America, LLC, a merchant energy subsidiary of Duke Energy Corporation, and president and chief executive officer of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from September 2000 to February 2004. From February 1993 to September 2000, Mr. Ladd was a partner of Arthur Andersen LLP where he last served as worldwide managing partner for Arthur Andersen’s corporate restructuring practice and U.S. managing partner for that firm’s corporate finance practice. Before joining Arthur Andersen, from June 1980 to February 1993, Mr. Ladd served in various capacities for First City Bancorporation of Texas, Inc., a bank holding company, and its subsidiaries, including serving as president of First City Asset Servicing Company, an asset management business and executive vice president for the Texas Banking Division. He serves on the Board of Trustees of

Rice University and is a board member of Rice Management Company which oversees Rice University’s endowment. He is a member of the Council of Overseers of the Jesse H. Jones Graduate School of Business of Rice University, as well as a member of the University of Texas Health Science Center Development Board and the University of Texas Medical School of Houston Advisory Council. Mr. Ladd received a B.A. in managerial studies and economics from Rice University, and an M.B.A. from The University of Texas at Austin, where he was a Sord Scholar and recipient of the Dean’s Award for Academic Achievement. We believe Mr. Ladd’s extensive investing, finance, and restructuring experience bring important and valuable skills to our Board.

Dean D’Angelo has served as a member of our Board since 2012. Mr. D’Angelo is a founding partner of Stellus Capital Management, the external investment manager of the Company, and co-head of its Private Credit strategy and serves on its investment committee. He has over 25 years of experience in investment banking and principal investing. From August 2005 to January 2012, Mr. D’Angelo was a director in the Direct Capital Group at the D. E. Shaw group, a global investment and technology development firm. Prior to joining the D. E. Shaw group, Mr. D’Angelo was a principal of Allied Capital Corporation, a publicly-traded BDC, where he focused on making debt and equity investments in middle-market companies from May 2003 to August 2005. From September 2000 to April 2003, Mr. D’Angelo served as a principal of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, where he focused on providing mezzanine, equity, and senior debt financing to businesses in the energy sector. From January 1998 to September 2000, Mr. D’Angelo was a product specialist for Banc of America Securities, LLC where he provided banking services to clients principally in the energy sector. Mr. D’Angelo began his career in the bankruptcy and consulting practice of Coopers & Lybrand L.L.P. in Washington, D.C. Mr. D’Angelo received his B.B.A. in accounting from The College of William and Mary, his M.A. in international economics and relations from The Paul H. Nitze School of Advanced International Studies at The Johns Hopkins University, and his M.B.A., with a concentration in finance, from the Wharton School of the University of Pennsylvania. We believe Mr. D’Angelo’s extensive investment banking and principal investing experience bring important and valuable skills to our Board.

Joshua T. Davis has served as a member of our Board since 2012. Mr. Davis is a founding partner of Stellus Capital Management, the external investment manager of the Company and co-head of its Private Credit strategy and serves on its investment committee. He has more than 20 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, Mr. Davis was a director in the Direct Capital Group at the D. E. Shaw group, a global investment and technology development firm, since March 2004. Prior to joining the D. E. Shaw group, Mr. Davis served as a managing director at Milestone Merchant Partners, LLC, a boutique merchant bank from May 2003 to February 2004 and a vice president of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from May 2002 to May 2003. Mr. Davis also served as a director of Arthur Andersen LLP, a consulting firm, from May 1995 to May 2002. Mr. Davis received a B.B.A. in accounting and finance from Texas A&M University. We believe Mr. Davis’ extensive investing, finance, and restructuring experience bring important and valuable skills to our Board.

Executive Officers Who Are Not Directors

W. Todd Huskinson has served as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since 2012. Mr. Huskinson is also a founding partner of Stellus Capital Management, the external investment manager of the Company. He has over 29 years of experience in finance, accounting and operations. From August 2005 to January 2012, Mr. Huskinson was a director in the D. E. Shaw group’s Direct Capital Group, a global investment and technology development firm. Prior to joining the D. E. Shaw group, Mr. Huskinson was a Managing Director at BearingPoint (formerly KPMG Consulting), a management consulting firm, where he led the Houston office’s middle-market management consulting practice from July 2002 to July 2005. Prior to BearingPoint, Mr. Huskinson was a partner of Arthur Andersen, LLP, an accounting firm, where he served clients in the audit, corporate finance and consulting practices from December 1987 to June 2002. Mr. Huskinson received a B.B.A in accounting from Texas A&M University and is a certified public accountant.

Board Meetings

Our Board met six times during 2016. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the Board members attended, in person or via teleconference, the Company’s 2016 Annual Meeting of Stockholders.

Audit Committee

The members of the audit committee are Messrs. Keglevic, Bilger and Repko, each of whom meets the independence standards established by the SEC and the New York Stock Exchange (the “NYSE”) for audit committees and is independent for purposes of the 1940 Act. Mr. Keglevic serves as chairman of the audit committee. Our Board has determined that Mr. Keglevic is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Board has adopted a charter of the audit committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.stelluscapital.com (under the Public Investors section). The audit committee met five times during 2016.

The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and audit committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Arnoult, Bilger and Keglevic, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Arnoult serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee met once during 2016. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Board has adopted a charter of the nominating and corporate governance committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.stelluscapital.com (under the Public Investors section).

The nominating and corporate governance committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;
•	are free of any conflict of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	are willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and
•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual self-assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the board maintains satisfactory policies regarding membership selection.

Compensation Committee

The members of the Compensation Committee are Messrs. Repko, Bilger and Arnoult, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Repko serves as chairman of the Compensation Committee. The compensation committee met twice during 2016. The compensation committee is responsible for overseeing our compensation policies generally and making recommendations to the Board with respect to evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests. The Board has adopted a charter of the compensation committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.stelluscapital.com (under the Public Investors section).

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the calendar year ending December 31, 2016. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from Stellus Capital Investment Company(1)	Total Compensation from Stellus Capital Investment Company Paid to Director(1)
Interested Directors
Robert T. Ladd	$—	$—
Dean D’Angelo	$—	$—
Joshua T. Davis	$—	$—

Name	Aggregate Cash Compensation from Stellus Capital Investment Company(1)	Total Compensation from Stellus Capital Investment Company Paid to Director(1)
Independent Directors
J. Tim Arnoult	$78,000	$78,000
Bruce R. Bilger	$78,000	$78,000
Paul Keglevic	$86,000	$86,000
William C. Repko	$82,000	$82,000

(1)	For a discussion of the independent directors’ compensation, see below. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors receive an annual fee of $55,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting and each special telephonic Board meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the compensation committee and the nominating and corporate governance committee receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV per share or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Stellus Capital Investment Corporation” link at www.stelluscapital.com (under the Public Investors section).

Our Corporate Governance Policy, Code of Business Conduct, Code of Ethics and Board committee charters are available at our corporate governance webpage at www.stelluscapital.com (under the Public Investors section) and are also available to any stockholder who requests them by writing to our Secretary, W. Todd Huskinson, at Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

Director Independence

In accordance with rules of the NYSE, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Ladd, D’Angelo and Davis, who are interested persons of the Company due to their positions as officers of Stellus Capital Management, our external investment manager.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation may include a questionnaire and/or Board and committee discussion.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact our Secretary, W. Todd Huskinson, at (713) 292-5400. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website under the “Corporate Governance” link under the “Stellus Capital Investment Corporation” link at www.stelluscapital.com (under the Public Investors section), each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Investment Committee

The investment committee of Stellus Capital Management meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by Stellus Capital Management on our behalf. In addition, the investment committee reviews and determines by unanimous vote whether to make prospective investments identified by Stellus Capital Management and monitors the performance of our investment portfolio. Stellus Capital Management’s investment committee consists of Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson. Stellus Capital Management may, however, increase the size of its investment committee from time to time.

Information regarding the member of Stellus Capital Management’s investment committee who is not also a director or executive officer is as follows:

Todd A. Overbergen is a founding partner of Stellus Capital Management and head of the Energy Private Equity strategy. He has more than 23 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, Mr. Overbergen served as a director in the Direct Capital Group of the D. E. Shaw group, a global investment and technology development firm, since February 2004. Prior to joining the

D. E. Shaw group, Mr. Overbergen was a founding principal of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from December 2000 to April 2003. From 1998 to December 2000, Mr. Overbergen was a director in Arthur Andersen LLP’s Global Corporate Finance group. Mr. Overbergen received a B.B.A. in accounting and finance from Texas A&M University.

Portfolio Management

Each investment opportunity requires the unanimous approval of Stellus Capital Management’s investment committee, which is comprised of Messrs. Ladd, D’Angelo, Davis, Huskinson and Overbergen. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee is overseen by Messrs. D’Angelo and Davis. Biographical information with respect to Messrs. D’Angelo and Davis is set out under “— Biographical Information.”

The members of our investment committee receive compensation by Stellus Capital Management that may include an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Each of Messrs. Ladd, D’Angelo, Davis, Huskinson and Overbergen has a direct ownership and financial interests in, and may receive compensation and/or profit distributions from, Stellus Capital Management. None of Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson receives any direct compensation from us. Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson are also primarily responsible for the day-to-day management of other pooled investment vehicles and other accounts in which their affiliates receive incentive fees. See “Related Party Transactions and Certain Relationships.”

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Robert T. Ladd	over $1,000,000
Joshua T. Davis	over $1,000,000
Dean D’Angelo	over $1,000,000
W. Todd Huskinson	$100,001 – $500,000
Todd A. Overbergen	$100,001 – $500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.26 on March 29, 2017 on the NYSE.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

MANAGEMENT AGREEMENTS

Stellus Capital Management serves as our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, or the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, Stellus Capital Management manages our day-to-day operations and provides investment advisory services to us. Under the terms of the investment advisory agreement, Stellus Capital Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we will purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the investment advisory agreement, we have agreed to pay Stellus Capital Management a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately be borne by our stockholders.

Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage (including preferred stock, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) and excluding cash and cash equivalents. For services rendered under the investment advisory agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter are appropriately pro-rated.

Incentive Fee

We pay Stellus Capital Management an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears. The incentive fee, which provides Stellus Capital Management with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement, and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Stellus Capital Management receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%.

The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Stellus Capital Management receives 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as described below), and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters.

For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to Stellus Capital Management, without any interest thereon, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle. Stellus Capital Management has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income
Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment advisory agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.6125%
Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.2625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)
= 100% × (2.2625% - 2.0%)
= 0.2625%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee = 100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income – 2.5%))
“Catch-up” = 2.5% – 2.0%

= 0.5%

Incentive fee = (100% × 0.5%) + (20.0% × (2.8625% – 2.5%))

= 0.5% + (20.0% × 0.3625%)
= 0.5% + 0.0725%
= 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide Stellus Capital Management with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%
Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%
Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide Stellus Capital Management with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3: FMV of Investment B determined to be $2.0 million

Year 4: Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $0.6 million – ($3.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None – $0.4 million (20.0% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $50,000 – $0.65 million ($3.25 million cumulative realized capital gains multiplied by 20.0%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3: FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4: FMV of Investment B determined to be $6.0 million

Year 5: Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $0.4 million capital gains incentive fee – 20.0% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3: $0.25 million capital gains incentive fee(1) – $0.65 million (20.0% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4: $0.05 million capital gains incentive fee – $0.7 million ($3.50 million cumulative realized capital gains multiplied by 20.0%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5: None – $0.45 million (20.0% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by Stellus Capital Management ($0.70 million) is effectively greater than $0.45 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

All investment professionals of Stellus Capital Management, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by Stellus Capital Management and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	base management and incentive fees;
•	administration fees and expenses, if any, payable under the administration agreement (including our allocable portion of Stellus Capital Management’s overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or Stellus Capital Management in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the investment advisory agreement will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The investment advisory agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by Stellus Capital Management and may be terminated by either party without penalty upon 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the investment advisory agreement without penalty upon 60 days’ written notice. See “Risk Factors — Risks Relating to our Business and Structure.” We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

Indemnification

The investment advisory agreement provides that Stellus Capital Management and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management’s services under the investment advisory agreement or otherwise as our investment adviser. Our obligation to provide indemnification under the investment advisory agreement, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Board Approval of the Investment Advisory Agreement

Our board of directors, including a majority of our independent directors, approved the investment advisory agreement at its first meeting, held on September 24, 2012, and approved the annual continuation of the investment advisory agreement on June 28, 2016. In its consideration of the investment advisory agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our investment adviser from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of our investment adviser; and (g) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment advisory agreement as being in the best interests of our stockholders.

Administration Agreement

Under the administration agreement, Stellus Capital Management furnishes us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Stellus Capital Management also performs, or oversees the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. In addition, Stellus Capital Management assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, Stellus Capital Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the administration agreement are equal to an amount based upon our allocable portion (subject to the review of our board of directors) of Stellus Capital Management’s overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, Stellus Capital Management will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The administration agreement has an initial term of two years and may be renewed with the approval of our board of directors. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that Stellus Capital Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to Stellus Capital Management. Stockholder approval is not required to amend the administration agreement.

Indemnification

The administration agreement provides that Stellus Capital Management, its affiliates and their respective, officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management’s services under the administration agreement or otherwise as our administrator. Our obligation to provide indemnification under the administration agreement, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

License Agreement

We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Stellus Capital.” Under this agreement, we have a right to use the “Stellus Capital” name for so long as Stellus Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Stellus Capital” name. This license agreement will remain in effect for so long as the investment advisory agreement with Stellus Capital Management is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act generally restricts the Company’s ability to participate in transactions with persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

We received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management (other than D. E. Shaw & Co., L.P. and its associated investment funds and affiliated entities) where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with a private credit fund managed by Stellus Capital Management that has an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

In addition, as of December 31, 2016, our portfolio consisted of three assets in two portfolio companies once held by the D. E. Shaw group fund to which the D. E. Shaw group serves as investment adviser and is sub-advised by Stellus Capital Management. However, the D. E. Shaw group fund has retained equity investments in one of those two portfolio companies. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves an affiliate or the D. E. Shaw group fund therein because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if the D. E. Shaw group fund were required to approve a restructuring of our investment in one of these portfolio companies in its capacity as an equity holder thereof and the D. E. Shaw group fund were deemed to be our affiliate, such involvement by the D. E. Shaw group fund in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act. However, we do not believe that our ability to restructure or exit these investments will be significantly hampered due to the fact that the equity investments retained by the D. E. Shaw group fund are minority equity positions and, as a result, it is unlikely that the D. E. Shaw group fund will be or will be required to be involved in any such restructurings or exits. Moreover, although we have received exemptive relief in relation to certain joint transactions with certain investment funds affiliated with Stellus Capital Management, we do not intend to apply such exemptive relief to the D. E. Shaw group funds sub-advised by Stellus Capital Management. See “Risk Factors — Our ability to sell or otherwise exit investments in which affiliates of Stellus Capital Management also have an investment may be restricted.”

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or additional exemptive relief from the SEC for such transaction.

Investment Advisory Agreement

We have entered into an investment advisory agreement with Stellus Capital Management. Pursuant to this agreement, we have agreed to pay to Stellus Capital Management a management fee and incentive fee. Messrs. Ladd, D’Angelo and Davis, each an interested member of our board of directors, have a direct or indirect pecuniary interest in Stellus Capital Management. See “Management Agreements.” The incentive fee is computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for Stellus Capital Management to invest in certain types of speculative securities. Additionally, we rely on investment professionals from Stellus Capital Management to assist our board of directors with the valuation of our portfolio investments. Stellus Capital Management’s management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of Stellus Capital Management are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a license agreement with Stellus Capital Management pursuant to which Stellus Capital Management has granted us a non-exclusive, royalty-free license to use the name “Stellus Capital.”

Administration Agreement

We have entered into an administration agreement with Stellus Capital Management pursuant to which Stellus Capital Management furnishes us with office facilities and equipment and provides us with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, Stellus Capital Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. The beneficial interests in Stellus Capital Management are indirectly owned by Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson. See “Management Agreements.” We reimburse Stellus Capital Management for the allocable portion (subject to the review of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 29, 2017, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 29, 2017 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 12,479,957 shares of common stock outstanding as of March 29, 2017.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Robert T. Ladd	186,064	1.5%
Joshua T. Davis	140,298	1.1%
Dean D’Angelo	92,104	*
Independent Directors
J. Tim Arnoult	10,876	*
Bruce R. Bilger	58,817	*
Paul Keglevic	8,579	*
William C. Repko	10,000	*
Executive Officers
W. Todd Huskinson	14,359	*
Executive officers and directors as a group	521,091	4.2%
5% Holders
Advisors Asset Management, Inc.(2)	654,159	5.2%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.
(2)	This information regarding Advisors Asset Management, Inc. is based on information included in the Schedule 13G filed by Advisors Asset Management, Inc. with the SEC on February 13, 2017.

The following table sets forth as of March 29, 2017, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Robert T. Ladd	over $100,000
Dean D’Angelo	over $100,000
Joshua T. Davis	over $100,000
Independent Directors:
J. Tim Arnoult	over $100,000
Bruce R. Bilger	over $100,000
Paul Keglevic	over $100,000
William C. Repko	over $100,000
Executive Officers:
W. Todd Huskinson	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.
(2)	The dollar range of the equity securities beneficially owned is based on the closing price per share of the Company’s common stock of $14.26 on March 29, 2017 on the New York Stock Exchange.
(3)	The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors retains one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted SFAS 157 (ASC Topic 820). This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process is conducted at the end of each fiscal quarter, with all of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firm each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for most of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company considers the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Stellus Capital Management responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with our senior management and Stellus Capital Management;
•	the audit committee of our board of directors then reviews these preliminary valuations;
•	at least once quarterly, the valuation for each portfolio investment is reviewed by an independent valuation firm; and

•	the board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Stellus Capital Management, the independent valuation firm and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders may from time to time vote to allow us to issue common stock at a price below the net asset value, or NAV, per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and
•	a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We are also permitted to sell shares of common stock below net asset value per share in rights offerings. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below net asset value per share is in our and our stockholders' best interests, our board of directors would consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	the amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	the relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	whether the proposed offering price would closely approximate the market value of our shares;
•	the potential market impact of being able to raise capital during the current financial market difficulties;
•	the nature of any new investors anticipated to acquire shares in the offering;
•	the anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and
•	the leverage available to us, both before and after any offering, and the terms thereof.

We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2016 annual meeting of stockholders, but intend to seek such authorization at our 2017 annual meeting of stockholders, which is expected to be held on May 24, 2017.

Sales by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 12,500,000 common shares outstanding, $370,000,000 in total assets and $200,000,000 in total liabilities. The current net asset value and net asset value per share are thus $170,000,000 and $13.60. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,250,000 shares (10% of the outstanding shares) at $12.24 per share after offering expenses and commissions (a 10% discount from net asset value), (2) an offering of 3,125,000 shares (25% of the outstanding shares) at $12.58 per share after offering expenses and commissions (a 15% discount from net asset value) and (3) an offering of 3,125,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from net asset value).

		Example 1 10% Offering at 10% Discount		Example 2 25% Offering at 15% Discount		Example 3 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	12.88	—	10.74	—	0.00	—
Net Proceeds per Share to Issuer	—	12.24	—	10.20	—	0.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	12,500,000	13,750,000	10%	15,625,000	25%	15,625,000	25%
NAV per Share	13.60	13.48	(0.91)%	12.92	(5.00)%	10.88	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	125,000	125,000	—	125,000	—	125,000	—
Percentage of Shares Held by Stockholder A	1%	0.91%	9%	0.80%	—	0.80%	—
NAV Dilution
Total NAV Held by Stockholder A	1,700,000	1,684,545	(0.91)%	1,615,000	(5.00)%	1,360,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $13.60 per Share)	1,700,000	1,700,000	—	1,700,000	—	1,700,000	—
Total Dilution to Stockholder A (Change in Total NAV Held by Stockholder)	—	(15,455)	—	(85,000)	—	(340,000)	—

		Example 1 10% Offering at 10% Discount		Example 2 25% Offering at 15% Discount		Example 3 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
NAV Dilution per Share
NAV per Share Held by Stockholder A	—	13.48	—	12.92	—	10.88	—
Investment per Share Held by Stockholder A (Assumed to be $13.60 per Share on Shares Held Prior to Sale)	14.43	13.60	—	13.60	—	13.60	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	(0.12)		(0.68)		(2.72)
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)	—	—	(0.91)%	—	(5.00)%	—	(20.00)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discount to net asset value increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 15% discount from the prior chart (Example 2) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 15,625 shares, which is 0.5% of an offering of 3,125,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 46,875 shares, which is 1.5% of an offering of 3,125,000 shares rather than its 1.0% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	10.74	—	10.74	—
Net Proceeds per Share to Issuer	—	10.20	—	10.20	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	12,500,000	15,625,000	25%	15,625,000	25%
NAV per Share	13.60	12.92	(5.00)%	12.92	(5.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	125,000	140,625	—	203,125	—
Percentage of Shares Held by Stockholder A	1%	0.90%	—	1.30%	—
NAV Dilution/Accretion
Total NAV Held by Stockholder A	1,700,000	1,816,875	6.88%	2,624,375	54.37%
Total Investment by Stockholder A (Assumed to be $13.60 per Share on Shares Held Prior to Sale)	1,700,000	1,867,763	—	2,538,816	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	(50,888)	—	85,559	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	12.92	—	12.92	—
Investment per Share Held by Stockholder A (Assumed to be $13.60 per Share on Shares Held Prior to Sale)	14.43	13.28	—	12.50	—
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	(0.36)		0.42
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.72)%	—	3.37%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below net asset value and whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share.

		Example 1 10% Offering at 10% Discount		Example 2 25% Offering at 15% Discount		Example 3 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	12.88	—	10.74	—	0.00	—
Net Proceeds per Share to Issuer	—	12.24	—	10.20	—	0.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	12,500,000	13,750,000	10%	15,625,000	25%	15,625,000	25%
NAV per Share	13.60	13.48	(0.91)%	12.92	(5.00)%	10.88	(20.00)%
Dilution/Accretion to Participating Investor A
Share Dilution/Accretion
Shares Held by Investor A	0	12,500	—	31,250	—	31,250	—
Percentage of Shares Held by Investor A	0.00%	0.09%	—	0.20%	—	0.20%	—
NAV Dilution/Accretion
Total NAV Held by Investor A	0	168,455	—	403,750	—	340,000	—
Total Investment by Investor A (At Price to Public)	0	161,053	—	335,526	—	0	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	7,402	—	68,224	—	340,000	—
NAV Dilution/Accretion per Share
NAV per Share Held by Investor A	—	13.48	—	12.92	—	10.88	—
Investment per Share Held by Investor A	—	12.88	—	10.74	—	0.00	—
NAV Dilution per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	0.59		2.18		10.88
Percentage NAV Dilution Experienced by Investor A (NAV Dilution per Share Divided by Investment per Share)	—	—	4.60%	—	20.33%	—	—

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying State Street Bank and Trust Company, the plan administrator and our transfer agent, registrar and distribution disbursing agent, in writing so that such notice is received by the plan administrator no later than five (5) days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than five (5) days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Stellus Capital Investment Corporation, c/o State Street Bank and Trust Company, 200 Clarendon Street, JHT1651, Boston, Massachusetts 02145.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;
•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is an individual, corporation, trust or estate and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

We will not be subject to U.S. federal income tax on the portion of our income we distribute (or deem as distributed) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our tax treatment as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy (i) the Annual Distribution Requirements and to otherwise eliminate our liability for U.S. federal income and excise taxes and/or (ii) the Diversification Tests. However, under the 1940 Act, we are not permitted in certain circumstances to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See Item 1A. “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Test may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualifications as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

In addition, we have formed and operate a SBIC subsidiary, and are partially dependent on the SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. The SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC subsidiary to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver. If the SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to maintain our tax treatment as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant. Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Maintain our Qualification as a RIC

If we are unable to qualify for tax treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions; non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to requalify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we will maintain our qualification as a RIC and will satisfy the Annual Distribution Requirement.

Tax on Investment Income

Individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment incomes,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. stockholder receiving a distribution in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual

U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a stockholder and the status of the intermediaries through which it holds its units, a stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Our common stock is listed on the New York Stock Exchange under the ticker symbol “SCM.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31st. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following presents our outstanding classes of securities as of March 29, 2017.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under Column 3
Common Stock	100,000,000	—	12,479,957

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our articles of incorporation authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the costs, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default

•	in the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed.

REGULATION

We are a BDC under the 1940 Act that has elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when the BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Stellus Capital Management will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Stellus Capital Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We would need approval from our stockholders to issue shares below the then current net asset value per share. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to this Offering — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.”

Codes of Ethics

We and Stellus Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Stellus Capital Management. The Proxy Voting Policies and Procedures of Stellus Capital Management are set out below. The guidelines will be reviewed periodically by Stellus Capital Management and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, Stellus Capital Management has a fiduciary duty to act solely in our best interests. As part of this duty, Stellus Capital Management recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Stellus Capital Management’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Stellus Capital Management votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Stellus Capital Management reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases Stellus Capital Management will vote in favor of proposals that Stellus Capital Management believes are likely to increase the value of the portfolio securities we hold. Although Stellus Capital Management will generally vote against proposals that may have a negative effect on our portfolio securities, Stellus Capital Management may vote for such a proposal if there exist compelling long-term reasons to do so.

Stellus Capital Management has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that Stellus Capital Management’s vote is not the product of a conflict of interest, Stellus Capital Management requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how Stellus Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, Stellus Capital Management will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how Stellus Capital Management voted proxies by making a written request for proxy voting information to: Stellus Capital Investment Corporation, Attention: Investor Relations, 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, or by calling us collect at (310) 235-5900. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of Stellus Capital Management and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Stellus Capital Management are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by Stellus Capital Management when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by Stellus Capital Management to invest in different securities of the same issuer, Stellus Capital Management will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Stellus Capital Management has previously invested.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, debt securities, subscription rights or warrants to purchase common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if holders of a majority of the number of shares of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the New York Stock Exchange, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.

We will pay customary costs and expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including SEC filing fees and expenses of compliance with state securities or “blue sky” laws.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. State Street Bank and Trust Company will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, Stellus Capital Management will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Stellus Capital Management does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Stellus Capital Management generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, Stellus Capital Management may select a broker based upon brokerage or research services provided to Stellus Capital Management and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Stellus Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC 20001. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements, financial highlights and senior securities table of Stellus Capital Investment Corporation included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP’s principal business address is 171 N. Clark Street, Chicago, Illinois, 60601.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We also file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.stelluscapital.com (under the Public Investors section) and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Stellus Capital Investment Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Stellus Capital Investment Corporation (a Maryland corporation) and subsidiaries (the “Company”), including the schedules of investments as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016 and the financial highlights (see Note 8) for each of the four years in the period ended December 31, 2016 and for the period from Inception (May 18, 2012) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2016 and 2015, by correspondence with the portfolio companies and custodians, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Stellus Capital Investment Corporation and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 and the financial highlights for each of the four years in the period ended December 31, 2016 and for the period from Inception (May 18, 2012) through December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company adopted new accounting guidance in 2016, related to the presentation of debt issuance costs.

/s/ GRANT THORNTON LLP

Houston, Texas
March 9, 2017

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2016	December 31, 2015
ASSETS
Non-controlled, non-affiliated investments, at fair value (amortized cost of $362,217,251 and $364,212,459, respectively)	$365,625,891	$349,017,697
Cash and cash equivalents	9,194,129	10,875,790
Receivable for sales and repayments of investments	—	10,000
Interest receivable	4,601,742	4,720,031
Deferred offering costs	—	261,761
Accounts receivable	748	7,684
Prepaid expenses	456,219	475,449
Total Assets	$379,878,729	$365,368,412
LIABILITIES
Notes Payable	$24,565,891	$24,381,108
Credit facility payable	115,171,208	108,197,373
SBA Debentures	63,342,036	63,015,846
Dividends payable	1,413,982	1,413,982
Base management fees payable	1,608,295	1,518,779
Incentive fees payable	1,353,271	607,956
Interest payable	973,812	570,189
Unearned revenue	19,955	36,877
Administrative services payable	272,511	397,799
Deferred Tax Liability	8,593	381,723
Other accrued expenses and liabilities	267,390	195,676
Total Liabilities	$208,996,944	$200,717,308
Net Assets	$170,881,785	$164,651,104
NET ASSETS
Common Stock, par value $0.01 per share (100,000,000 shares authorized, 12,479,959 and 12,479,960 shares issued and outstanding, respectively)	$12,480	$12,480
Paid-in capital	180,994,723	180,994,752
Accumulated net realized (loss)	(13,089,671)	—
Distributions in excess of net investment income	(435,794)	(779,643)
Net unrealized appreciation (depreciation) on investments and cash equivalents, net of deferred tax liability of $8,593 and $381,723 as of December 31, 2016 and December 31, 2015, respectively(1)	3,400,047	(15,576,485)
Net Assets	$170,881,785	$164,651,104
Total Liabilities and Net Assets	$379,878,729	$365,368,412
Net Asset Value Per Share	$13.69	$13.19

(1)	See Note 13 for a discussion of Deferred Taxes.

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
INVESTMENT INCOME
Interest income	$38,176,617	$34,643,791	$31,637,094
Other income	1,313,580	514,768	687,753
Total Investment Income	$39,490,197	$35,158,559	$32,324,847
OPERATING EXPENSES
Management fees	$6,281,863	5,841,267	5,202,990
Valuation fees	397,330	356,971	384,957
Administrative services expenses	1,045,648	1,029,368	1,195,566
Incentive fees	4,275,436	3,975,198	3,122,890
Professional fees	712,524	596,357	744,547
Directors’ fees	324,000	333,000	373,000
Insurance expense	471,427	473,963	482,963
Interest expense and other fees	7,992,185	6,177,015	5,315,325
Deferred offering costs	261,761	—	—
Other general and administrative expenses	415,822	474,625	389,738
Total Operating Expenses	$22,177,996	$19,257,764	$17,211,976
Waiver of Incentive Fees	—	(646,333)	(1,399,226)
Total expenses, net of fee waiver	22,177,996	18,611,431	15,812,750
Net Investment Income	$17,312,201	$16,547,128	$16,512,097
Net Realized Gain (loss) on Investments and Cash Equivalents	(13,089,671)	421,726	445,157
Net Change in Unrealized Appreciation (Depreciation) on Investments and Cash Equivalents	18,603,401	(9,204,717)	(6,489,990)
Benefit (provision) for taxes on net realized loss or net unrealized gain on investments at Taxable Subsidiaries	373,131	(93,601)	(288,122)
Net Increase in Net Assets Resulting from Operations	$23,199,062	$7,670,536	$10,179,142
Net Investment Income Per Share	$1.39	$1.33	$1.34
Net Increase in Net Assets Resulting from Operations Per Share	$1.86	$0.61	$0.83
Weighted Average Shares of Common Stock Outstanding	12,479,959	12,479,961	12,281,178
Distributions Per Share	$1.36	$1.36	$1.43

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Increase in Net Assets Resulting from Operations
Net investment income	$17,312,201	$16,547,128	$16,512,097
Net realized gain (loss) on investments and cash equivalents	(13,089,671)	421,726	445,157
Net change in unrealized appreciation (depreciation) on investments and cash equivalents	18,603,401	(9,204,717)	(6,489,990)
Benefit (provision) for taxes on net realized loss or unrealized depreciation (appreciation) on investments at Taxable Subsidiaries	373,131	(93,601)	(288,122)
Net Increase in Net Assets Resulting from Operations	$23,199,062	$7,670,536	$10,179,142
Stockholder distributions from:
Net investment income	(16,968,350)	(16,547,158)	(16,029,081)
Net realized capital gains	—	(421,726)	(1,472,549)
Total Distributions	$(16,968,350)	$(16,968,884)	$(17,501,630)
Capital share transactions
Issuance of common stock	—	—	5,087,335
Reinvestments of stockholder distributions	—	—	398,505
Sales load	—	—	(75,510)
Offering costs	—	—	(29,904)
Partial Share Redemption	(31)	—	—
Net increase in net assets resulting from capital share transactions	$(31)	$—	$5,380,426
Total increase (decrease) in net assets	$6,230,681	$(9,298,348)	$(1,942,062)
Net assets at beginning of year/period	$164,651,104	$173,949,452	$175,891,514
Net assets at end of year/period (includes $435,794 and $779,643 and $779,643 of distributions in excess of net investment income, respectively)	$170,881,785	$164,651,104	$173,949,452

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Cash flows from operating activities
Net increase in net assets resulting from operations	$23,199,062	$7,670,536	$10,179,142
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(65,661,034)	(133,661,491)	(97,954,324)
Proceeds from sales and repayments of investments	55,949,177	93,289,529	54,870,360
Net change in unrealized appreciation (depreciation) on investments	(18,603,401)	9,204,717	6,490,090
Deferred tax provision (benefit)	(373,131)	93,601	288,122
Increase in investments due to PIK	(243,766)	(439,052)	(730,036)
Amortization of premium and accretion of discount, net	(1,128,511)	(1,034,240)	(686,985)
Amortization of loan structure fees	523,835	472,003	607,404
Amortization of deferred financing costs	326,190	210,064	90,614
Amortization of loan fees on SBIC debentures	184,783	204,980	37,117
Net realized loss (gain) on investments	13,089,341	(421,726)	(450,031)
Deferred offering costs	261,761	—	—
Changes in other assets and liabilities
Decrease (increase) in interest receivable	118,289	362,634	(368,753)
Decrease in receivable for affiliated transaction	—	—	43,450
(Increase) Decrease in accounts receivable	6,936	(6,988)	(696)
Decrease (increase) in prepaid expenses and fees	19,230	(56,166)	(7,962)
Increase in Management Fees payable	89,516	158,760	183,289
Decrease in directors’ fees payable	—	—	(96,000)
Increase (decrease) in incentive fees payable	745,315	(513,600)	64,614
Increase (decrease) in administrative services payable	(125,288)	(193,945)	328,519
Increase in interest payable	403,623	223,985	112,153
Increase (decrease) in unearned revenue	(16,921)	(120,526)	10,438
Increase (decrease) in other accrued expenses and liabilities	71,714	112,224	(179,426)
Net cash provided by (used in) operating activities	$8,836,720	$(24,444,701)	$(27,168,901)

STELLUS CAPITAL INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Cash flows from financing activities
Proceeds from notes issued	—	—	25,000,000
Proceeds from SBA Debentures	—	47,567,813	15,855,937
Financing costs paid on notes issued	—	—	(919,570)
Financing costs paid on Credit Facility	(50,000)	—	(795,628)
Financing costs paid on SBA Debentures	—	(325,000)	(325,000)
Proceeds from the issuance of common stock	—	—	5,116,985
Sales load for common stock issued	—	—	(75,510)
Offering costs paid for common stock issued	—	—	(116,150)
Stockholder distributions paid	(16,968,350)	(16,968,885)	(15,689,142)
Borrowings under credit facility	56,500,000	105,000,000	105,250,000
Repayments of credit facility	(50,000,000)	(102,000,000)	(108,750,000)
Repayments of short-term loan	—	—	(9,000,000)
Partial Share Redemption	(31)	—	—
Net cash provided by (used in) financing activities	$(10,518,381)	$33,273,928	$15,551,922
Net increase (decrease) in cash and cash equivalents	(1,681,661)	8,829,227	(11,616,979)
Cash and cash equivalents balance at beginning of year/period	10,875,790	2,046,563	13,663,542
Cash and cash equivalents balance at end of year/period	$9,194,129	$10,875,790	$2,046,563
Supplemental and non-cash financing activities
Non-cash purchase of investment through repayment of investment	$—	$4,251,032	$—
Fees paid on SBA Debentures through proceeds	$—	$1,182,187	$394,063
Shares issued pursuant to Dividend Reinvestment Plan	$—	$—	$398,505
Interest expense paid	$6,548,754	$5,010,984	$4,465,618

Stellus Capital Investment Corporation

Consolidated Schedule of Investments
December 31, 2016

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Non-controlled, non-affiliated investments	(2)
Abrasive Products & Equipment, LLC, et al								Deer Park, TX
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.50%	1.00%	11.50%		3/5/2020	Chemicals, Plastics, & Rubber	$5,325,237	$5,252,426	$5,277,059	3.09%
APE Holdings, LLC Class A Units	(4)	Equity							375,000 units	375,000	399,550	0.23%
Total										5,627,426	5,676,609	3.32%
Apex Environmental Resources Holdings, LLC								Amsterdam, OH
Common Units	(4)	Equity						Environmental Industries	517 shares	517	525	0.00%
Preferred Units	(4)	Equity							517 shares	517,439	524,911	0.31%
Total										517,956	525,436	0.31%
Atkins Nutritionals Holdings II, Inc.								Denver, CO
Term Loan	(3)	Second Lien	L+8.50%	1.25%	9.75%		4/3/2019	Beverage, Food, & Tobacco	$8,000,000	7,928,373	8,000,000	4.68%
Binder & Binder National Social Security Disability Advocates, LLC								Hauppauge, NY
Residual Claim From Term Loan	(4)(14)	Unsecured						Services: Consumer	$1,000,000	1,000,000	722,059	0.42%
Calero Software, LLC et al								Rochester, NY
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		6/5/2019	Telecommunications	$7,500,000	7,422,928	7,441,535	4.35%
Managed Mobility Holdings, LLC Partnership Units	(4)	Equity							8,932 units	525,000	152,855	0.09%
Total										7,947,928	7,594,390	4.44%
C.A.R.S. Protection Plus, Inc.								Murrysville, PA
Term Loan	(12)	First Lien	L+8.50%	0.50%	9.03%		12/31/2020	Automotive	$101,911	100,207	101,911	0.06%
Term Loan (SBIC)	(2)(12)	First Lien	L+8.50%	0.50%	9.03%		12/31/2020		$7,949,027	7,785,147	7,949,027	4.65%
CPP Holdings LLC Class A Common Units	(4)	Equity							149,828 shares	149,828	250,166	0.15%
Total										8,035,182	8,301,104	4.86%
Catapult Learning, LLC et al								Camden, NJ
Term Loan	(13)	First Lien	L+6.50%	1.00%	8.99%		7/16/2020	Education	$12,500,000	12,404,725	12,498,701	7.31%
Colford Capital Holdings, LLC								New York, NY
Delay Draw Term Loan #1	(5)	Unsecured	12.00%		12.00%		5/31/2018	Finance	$12,500,000	12,401,505	12,477,883	7.30%
Delay Draw Term Loan #2	(5)	Unsecured	12.00%		12.00%		5/31/2018		$2,000,000	1,980,173	1,996,461	1.17%
Delay Draw Term Loan #4	(5)	Unsecured	12.00%		12.00%		5/31/2018		$5,000,000	4,960,146	4,991,153	2.92%
CC Blocker 1, LLC Preferred Units	(4)(5)	Equity							38,893 units	557,143	671,462	0.39%
Total										19,898,967	20,136,959	11.78%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Doskocil Manufacturing Company, Inc.								Arlington, TX
Term Loan (SBIC)	(2)(13)	First Lien	L+6.00%	1.00%	9.40%		11/10/2020	Consumer goods: non-durable	$8,750,000	$8,626,143	$8,750,000	5.12%
Douglas Products & Packaging Company, LLC								Liberty, MO
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.50%	0.50%	11.50%		12/31/2020	Chemicals, Plastics, & Rubber	$9,000,000	8,876,203	9,000,000	5.27%
Fumigation Holdings, Inc. Class A Common Stock	(4)	Equity							250 shares	250,000	478,950	0.28%
Total										9,126,203	9,478,950	5.55%
Eating Recovery Center, LLC								Denver, CO
Term Loan	(6)	Unsecured	13.00%		12.00%	1.00%	6/28/2018	Healthcare & Pharmaceuticals	$18,400,000	18,271,406	18,348,093	10.74%
ERC Group Holdings LLC Class A Units	(4)	Equity							17,820 units	1,655,274	2,631,558	1.54%
Total										19,926,680	20,979,651	12.28%
Empirix Inc.								Billerica, MA
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		5/1/2020	Software	$11,657,850	11,517,953	11,582,173	6.78%
Term Loan (SBIC)	(2)(3)	Second Lien	L+9.50%	1.00%	10.50%		5/1/2020		$9,750,000	9,631,895	9,686,708	5.67%
Empirix Holdings I, Inc. Common Shares, Class A	(4)	Equity							1,304 shares	1,304,232	1,659,024	0.97%
Empirix Holdings I, Inc. Common Shares, Class B	(4)	Equity							1,317,406 shares	13,174	16,758	0.01%
Total										22,467,254	22,944,663	13.43%
Energy Labs Inc.								Houston, TX
Term Loan (SBIC)	(2)(13)	First Lien	L+7.00%	0.50%	11.03%		9/29/2021	Energy: Oil & Gas	$5,300,000	5,197,928	5,290,561	3.10%
Energy Labs Holding Corp. Common Stock	(4)	Equity							500 shares	500,000	500,000	0.29%
Total										5,697,928	5,790,561	3.39%
EOS Fitness OPCO Holdings, LLC								Phoenix, AZ
Term Loan (SBIC)	(2)(3)	First Lien	L+8.75%	0.75%	9.50%		12/30/2019	Hotel, Gaming, & Leisure	$3,331,184	3,287,412	3,331,184	1.95%
EOS Fitness Holdings, LLC Class A Preferred Units	(4)	Equity							118 shares	117,670	77,414	0.05%
EOS Fitness Holdings, LLC Class B Common Units	(4)	Equity							3,017 shares	3,017	1,985	0.00%
Total										3,408,099	3,410,583	2.00
Furniture Factory Outlet, LLC								Fort Smith, AR
Term Loan	(12)	First Lien	L+9.00%	0.50%	10.00%		6/10/2021	Consumer goods: non-durable	$9,875,000	9,695,423	9,809,056	5.74%
Furniture Factory Holdings, LLC Term Loan	(6)	Unsecured	11.00%			11.00%	2/3/2021		$122,823	122,823	122,823	0.07%
Sun Furniture Factory, LP Common Stock	(4)	Equity							13,445 shares	94,569	170,404	0.10%
Total										9,912,815	10,102,283	5.91%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
GK Holdings, Inc.								Cary, NC
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		1/30/2022	Services: Education	$5,000,000	$4,920,321	$5,000,000	2.93%
Glori Energy Production Inc.								Houston, TX
Term Loan	(3)(4)(6) (7)(8)	First Lien	L+12.00%	1.00%	11.00%	2.00%	3/14/2017	Energy: Oil & Gas	$1,624,250	1,622,130	864,101	0.51%
Good Source Solutions, Inc.								Carlsbad, CA
Term Loan	(13)	First Lien	L+7.25%	0.50%	11.38%		7/15/2021	Beverage, Food, & Tobacco	$1,350,000	1,325,011	1,346,203	0.79%
Term Loan (SBIC)	(2)(13)	First Lien	L+7.25%	0.50%	11.38%		7/15/2021		$1,200,000	1,177,788	1,196,625	0.70%
Good Source Holdings, LLC Class A Preferred Units	(4)	Equity							159 shares	159,375	136,633	0.08%
Good Source Holdings, LLC Class B Common Units	(4)	Equity							4,482 shares	0	0	0.00%
Total										2,662,174	2,679,461	1.57%
Grupo HIMA San Pablo, Inc., et al								San Juan, PR
Term Loan	(3)	First Lien	L+7.00%	1.50%	8.50%		1/31/2018	Healthcare & Pharmaceuticals	$4,812,500	4,787,801	4,693,463	2.75%
Term Loan		Second Lien	13.75%		13.75%		7/31/2018		$4,000,000	3,924,736	3,535,591	2.07%
Total										8,712,537	8,229,054	4.82%
Hollander Sleep Products, LLC								Boca Raton, FL
Term Loan	(3)	First Lien	L+8.00%	1.00%	9.00%		10/21/2020	Services: Consumer	$7,286,790	7,211,543	7,286,790	4.26%
Dream II Holdings, LLC Class A Common Units	(4)	Equity							250,000 units	242,304	145,030	0.08%
Total										7,453,847	7,431,820	4.34%
Hostway Corporation								Chicago, IL
Term Loan	(3)	Second Lien	L+8.75%	1.25%	10.00%		12/13/2020	High Tech Industries	$6,750,000	6,661,202	5,832,000	3.41%
HUF Worldwide, LLC								Los Angeles, CA
Revolver	(9)(12)	First Lien	L+9.00%	0.50%	9.85%		10/22/2019	Retail	$375,000	375,000	375,000	0.22%
Term Loan	(12)	First Lien	L+9.00%	0.50%	9.85%		10/22/2019		$3,651,709	3,603,959	3,651,709	2.14%
Term Loan (SBIC)	(2)(12)	First Lien	L+9.00%	0.50%	9.85%		10/22/2019		$6,138,648	6,063,652	6,138,648	3.59%
HUF Holdings, LLC Common Class A Units	(4)	Equity							616,892 units	624,427	624,427	0.37%
Total										10,667,038	10,789,784	6.32%
Keais Records Service, LLC								Houston, TX
Term Loan	(12)	Second Lien	L+10.50%	0.50%	11.50%		6/30/2022	Services: Business	$7,750,000	7,620,000	7,620,000	4.46%
Keais Holdings, LLC Class A Units	(4)	Equity							148,335 units	775,000	775,000	0.45%
Total										8,395,000	8,395,000	4.91%
KidKraft, Inc.								Dallas, TX
Term Loan	(6)	Second Lien	12.00%		11.00%	1.00%	3/30/2022	Consumer Goods: Durable	$9,222,874	9,044,671	9,044,671	5.29%
Livingston International, Inc.								Toronto, Ontario
Term Loan	(3)(5)	Second Lien	L+8.25%	1.25%	9.50%		4/18/2020	Transportation: Cargo	$6,841,739	6,765,448	6,692,648	3.92%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Madison Logic, Inc.								New York, NY
Term Loan (SBIC)	(2)(12)	First Lien	L+8.00%	0.50%	8.76%		11/30/2021	Media: Broadcasting & Subscription	$5,000,000	$4,950,667	$4,950,667	2.90%
Madison Logic Holdings, Inc. Common Stock (SBIC)	(2)(4)	Equity							5,000 shares	50,000	50,000	0.03%
Madison Logic Holdings, Inc. Series A Preferred Stock (SBIC)	(2)(4)	Equity							4,500 shares	450,000	450,000	0.26%
Total										5,450,667	5,450,667	3.19%
Mobileum, Inc.								Santa Clara, CA
Term Loan	(12)	Second Lien	L+10.25%	0.75%	11.25%		5/1/2022	Software	$9,000,000	8,823,965	8,823,965	5.16%
Mobile Acquisition Holdings, LP Class A-2 Common Units	(4)	Equity							750 units	750,000	750,000	0.44%
Total										9,573,965	9,573,965	5.60%
Momentum Telecom Inc., et al								Birmingham, AL
Term Loan	(3)	First Lien	L+8.50%	1.00%	9.50%		3/10/2019	Media: Broadcasting & Subscription	$6,468,196	6,395,759	6,403,563	3.75%
Term Loan (SBIC)	(2)(3)	First Lien	L+8.50%	1.00%	9.50%		3/10/2019		$8,687,486	8,589,400	8,600,676	5.03%
MBS Holdings, Inc. Series E Preferred Stock	(4)	Equity							2,774,695 shares	1,000,000	1,309,492	0.77%
MBS Holdings, Inc. Series F Preferred Stock	(4)	Equity							399,308 shares	206,682	270,648	0.16%
Total										16,191,841	16,584,379	9.71%
MTC Intermediate Holdco, Inc.								Oak Brook, IL
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		5/31/2022	Finance	$575,000	564,899	575,000	0.34%
Term Loan (SBIC)	(2)(3)	Second Lien	L+9.50%	1.00%	10.50%		5/31/2022		$9,750,000	9,578,720	9,750,000	5.71%
MTC Parent, L.P. Class A-2 Common Units	(4)	Equity							750,000 shares	750,000	1,433,281	0.84%
Total										10,893,619	11,758,281	6.89%
OG Systems, LLC								Chantilly, Virginia
Term Loan	(3)(6)	Unsecured	L+11.00%	1.00%	11.00%	1.00%	1/22/2020	Services: Government	$4,028,288	3,979,529	3,992,337	2.34%
OGS Holdings, Inc. Series A Convertible Preferred Stock	(4)	Equity							11,521 shares	50,001	68,182	0.04%
Total										4,029,530	4,060,519	2.38%
Refac Optical Group, et al								Blackwood, NJ
Revolver	(10)(15)	First Lien	L+8.00%		8.77%		9/30/2018	Retail	$400,000	400,000	400,000	0.23%
Term A Loan	(11)(12)	First Lien	L+8.00%		8.77%		9/30/2018		$1,502,736	1,502,736	1,502,736	0.88%
Term B Loan	(6)(11)(12)	First Lien	L+10.75%		9.77%	1.75%	9/30/2018		$6,403,267	6,403,267	6,403,267	3.75%
Total										8,306,003	8,306,003	4.86
Securus Technologies Holdings, Inc.								Dallas, TX
Term Loan	(3)	Second Lien	L+7.75	1.25%	9.00%		4/30/2021	Telecommunications	$8,500,000	8,455,863	8,415,000	4.92%
Sitel Worldwide Corporation								Nashville, TN
Term Loan	(3)	First Lien	L+9.50	1.00%	10.50%		9/18/2022	High Tech Industries	$10,000,000	9,825,536	9,550,000	5.59%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Skopos Financial, LLC								Irving, TX
Term Loan	(5)	Unsecured	12.00%		12.00%		1/31/2019	Finance	$20,000,000	$19,791,938	$19,618,086	11.48%
Skopos Financial Group, LLC Class A Units	(4)(5)	Equity							1,120,684 units	1,162,544	1,012,266	0.59%
Total										20,954,482	20,630,352	12.07%
SPM Capital, LLC								Bloomington, MN
Term Loan	(3)	First Lien	L+5.50	1.50%	7.00%		10/31/2017	Healthcare & Pharmaceuticals	$6,387,916	6,362,834	6,374,800	3.73%
SQAD, LLC								Tarrytown, NY
Term Loan (SBIC)	(2)(6)	Unsecured	12.25%		11.00%	1.25%	4/30/2019	Media: Broadcasting & Subscription	$7,245,241	7,179,977	7,206,517	4.22%
SQAD Holdco, Inc. Preferred Shares, Series A (SBIC)	(2)(4)	Equity							5,624 shares	562,368	738,067	0.43%
SQAD Holdco, Inc. Common Shares (SBIC)	(2)(4)	Equity							5,800 shares	62,485	82,007	0.05%
Total										7,804,830	8,026,591	4.70%
Stratose Intermediate Holdings, II, LLC								Atlanta, GA
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		7/26/2022	Services: Business	$15,000,000	14,705,967	15,000,000	8.78%
Atmosphere Aggregator Holdings II, LP Common Units	(4)	Equity							254,250 units	254,250	630,373	0.37%
Atmosphere Aggregator Holdings, LP Common Units	(4)	Equity							750,000 units	750,000	1,859,506	1.09%
Total										15,710,217	17,489,879	10.24%
360 Holdings III Corp								Irvine, CA
Term Loan	(3)	First Lien	L+9.00%	1.00%	10.00%		10/1/2021	Consumer goods: non-durable	$3,950,000	3,811,652	3,950,000	2.31%
Telecommunications Management, LLC								Sikeston, MO
Term Loan	(3)	Second Lien	L+8.00%	1.00%	9.00%		10/30/2020	Media: Broadcasting & Subscription	$5,000,000	4,970,522	4,962,649	2.90%
TFH Reliability, LLC								Houston, TX
Term Loan (SBIC)	(2)(12)	Second Lien	L+10.75%	0.50%	11.75%		4/21/2022	Chemicals, Plastics, & Rubber	$5,875,000	5,759,983	5,759,983	3.37%
TFH Reliability Group, LLC Class A Common Units	(4)	Equity							250,000 shares	250,000	250,000	0.15%
Total										6,009,983	6,009,983	3.52%
U.S. Auto Sales, Inc. et al								Lawrenceville, GA
Term Loan	(3)(5)	Second Lien	L+11.75%	1.00%	12.75%		6/8/2020	Finance	$4,500,000	4,466,518	4,500,000	2.63%
USASF Blocker II, LLC Common Units	(4)(5)	Equity							441 units	441,000	469,751	0.27%
USASF Blocker LLC Common Units	(4)(5)	Equity							9,000 units	9,000	9,587	0.01%
Total										4,916,518	4,979,338	2.91%
Vandelay Industries Finance, LLC, et al								La Vergne, TN
Term Loan	(6)	Second Lien	11.75%		10.75%	1.00%	11/12/2019	Construction & Building	$2,500,000	2,485,347	2,495,701	1.46%
Vision Media Management & Fulfillment, LLC								Valencia, CA
Term Loan (SBIC)	(2)(13)	First Lien	L+8.50%	1.00%	10.22%		1/27/2021	Media: Broadcasting & Subscription	$1,613,517	1,584,016	1,613,517	0.94%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Wise Holding Corporation								Salt Lake City, UT
Term Loan	(3)	Unsecured	L+10.00%	1.00%	11.00%		12/31/2021	Beverage, Food, & Tobacco	$1,250,000	$1,232,489	$1,250,000	0.73%
WCI Holdings LLC Class A Preferred Units	(4)	Equity							56 units	55,550	58,579	0.03%
WCI Holdings LLC Class B Common Units	(4)	Equity							3,044 units	3,044	3,210	0.00%
Total										1,291,083	1,311,789	0.76%
Zemax, LLC								Redmond, WA
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.00%	1.00%	11.00%		4/23/2020	Software	$3,962,500	3,908,696	3,941,705	2.31%
Zemax Software Holdings, LLC Preferred Units (SBIC)	(2)(4)	Equity							24,500 units	5,000	5,406	0.00%
Zemax Software Holdings, LLC Common Units (SBIC)	(2)(4)	Equity							5,000 shares	245,000	264,879	0.16%
Total										4,158,696	4,211,990	2.47%
Total Non-controlled, non-affiliated investments										362,217,251	365,625,891	214%
Net Investments										362,217,251	365,625,891	185.52%
LIABILITIES IN EXCESS OF OTHER ASSETS											(194,744,106)	(85.52)%
NET ASSETS											$170,881,785	100.00%

(1)	See Note 1 of the Notes to Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	The Company’s obligations to the lenders of the Credit Facility are secured by a first priority security interest in all non-controlled nonaffiliated investments and cash and cash equivalents, but exclude $3,457,351 of cash and cash equivalents and $100,252,693 of investments (at par) that are held by Stellus Capital SBIC LP. See Note 1 of the Notes to the Consolidated Financial Statements for discussion.
(3)	These loans have LIBOR or Euro Floors which are higher than the current applicable LIBOR or Euro rates; therefore, the floors are in effect.
(4)	Security is non-income producing.
(5)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets. Qualifying assets represent approximately 85% of the Company’s total assets.
(6)	Represents a payment-in-kind security. At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the issuer.
(7)	Investment has been on non-accrual since December 1, 2016.
(8)	Investment is in payment default.
(9)	Excluded from the investment is an undrawn revolver commitment in an amount not to exceed $875,000, with an interest rate of LIBOR plus 9.00% and a maturity of October 22, 2019. This investment is accruing an unused commitment fee of 0.50% per annum.
(10)	Excluded from the investment is an undrawn commitment in an amount not to exceed $1,000,000, with an interest rate of LIBOR plus 8.00% and a maturity of September 30, 2018. This investment is accruing an unused commitment fee of 0.50% per annum.
(11)	Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six month LIBOR) or an alternate base rate (which can include the

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2016

Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which rates reset periodically based on the terms of the loan agreement.
(12)	These loans have LIBOR floors which are lower than the applicable LIBOR rates; therefore, the floors are not in effect.
(13)	These loans are last-out term loans with contractual rates higher than the applicable LIBOR rates; therefore, the floors are not in effect.
(14)	In the fourth quarter of 2016 Binder, emerged from Chapter 11 Bankruptcy in the U.S. Bankruptcy Court, Southern District of New York. The investment’s cost has been adjusted to reflect the court-approved unsecured claim distribution proceeds that have been awarded to the Company. As of this time we do not expect to receive any additional repayment other than what the court has awarded.

Abbreviation Legend
PIK — Payment-In-Kind
L — LIBOR
Euro — Euro Dollar

Stellus Capital Investment Corporation

Consolidated Schedule of Investments
December 31, 2015

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Non-controlled, non-affiliated investments	(2)
Abrasive Products & Equipment, LLC, et al								Deer Park, TX
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.50%	1.00%	11.50%		3/5/2020	Chemicals, Plastics, & Rubber	$4,507,500	$4,434,107	$4,359,514	2.65%
APE Holdings, LLC Class A Units	(4)	Equity							375,000 units	375,000	343,266	0.21%
Total										4,809,107	4,702,780	2.86%
PE II Apex Environmental, LLC								Amsterdam, OH
Term Loan	(3)	First Lien	L+9.50%	0.50%	10.00%		10/30/2020	Environmental Industries	$750,000	735,578	735,578	0.45%
Term Loan (SBIC)	(2)(3)	First Lien	L+9.50%	0.50%	10.00%		10/30/2020		$9,750,000	9,562,517	9,562,517	5.81%
Apex Environmental Resources Holdings, LLC Common Units	(4)	Equity							295 shares	295	295	0.00%
Apex Environmental Resources Holdings, LLC Preferred Units	(4)	Equity							295 shares	295,017	295,017	0.18%
Total										10,593,407	10,593,407	6.44%
Atkins Nutritionals Holdings II, Inc.								Denver, CO
Term Loan	(3)	Second Lien	L+8.50%	1.25%	9.75%		4/3/2019	Beverage, Food, & Tobacco	$8,000,000	7,901,427	8,000,000	4.86%
Binder & Binder National Social Security Disability Advocates, LLC								Hauppauge, NY
Debtor-In-Possession Loan	(15)	First Lien	12.00%		12.00%		3/31/2016	Services: Consumer	$4,500,000	4,472,680	4,472,680	2.72%
Term Loan	(4)(6)(7)	Unsecured	17.00%		15.00%	2.00%	2/27/2016		$13,200,354	13,200,354	4,668,833	2.84%
Total										17,673,034	9,141,513	5.56%
Blackhawk Mining, LLC								Lexington, KY
Term Loan		First Lien	13.50%		13.50%		10/28/2020	Metals & Mining	$4,474,770	4,258,720	4,186,037	2.54%
Blackhawk Mining, LLC Class B Units	(4)	Equity							36 units	214,286	332,851	0.20%
Total										4,473,006	4,518,888	2.74%
Calero Software, LLC et al								Rochester, NY
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		6/5/2019	Telecommunications	$7,500,000	7,396,534	7,315,485	4.44%
Managed Mobility Holdings, LLC Partnership Units	(4)	Equity							8,932 units	525,000	261,982	0.16%
Total										7,921,534	7,577,467	4.60%
C.A.R.S. Protection Plus, Inc.								Murrysville, PA
Term Loan	(14)	First Lien	L+8.50%	0.50%	9.11%		12/31/2020	Services: Automotive	$125,000	122,500	122,500	0.07%
Term Loan (SBIC)	(2)(14)	First Lien	L+8.50%	0.50%	9.11%		12/31/2020		$9,750,000	9,555,000	9,555,000	5.80%
CPP Holdings LLC Common Shares, Class A	(4)	Equity							149,828 shares	149,828	149,828	0.09%
Total										9,827,328	9,827,328	5.96%
Catapult Learning, LLC et al								Camden, NJ
Term Loan	(3)(14)(16)	First Lien	L+6.50%	1.00%	9.08%		7/16/2020	Education	$12,500,000	12,383,339	12,081,063	7.34%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2015

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Colford Capital Holdings, LLC								New York, NY
Delay Draw Term Loan #1	(5)	Unsecured	12.00%		12.00%		5/31/2018	Finance	$12,500,000	$12,341,796	$12,167,408	7.39%
Delay Draw Term Loan #2	(5)	Unsecured	12.00%		12.00%		5/31/2018		$2,000,000	1,968,212	1,946,785	1.18%
Delay Draw Term Loan #4	(5)	Unsecured	12.00%		12.00%		5/31/2018		$5,000,000	4,935,988	4,866,963	2.96%
Colford Capital Holding, LLC Preferred Units	(4)(5)	Equity							35,945 units	557,143	637,114	0.39%
Total										19,803,139	19,618,270	11.92%
Doskocil Manufacturing Company, Inc. (Petmate)								Arlington, TX
Term Loan (SBIC)	(2)(3)(16)	First Lien	L+6.00%	1.00%	9.50%		11/10/2020	Consumer goods: non-durable	$8,750,000	8,600,852	8,600,852	5.22%
Douglas Products & Packaging Company, LLC								Liberty, MO
Term Loan (SBIC)	(2)(14)	Second Lien	L+10.50%	0.50%	11.11%		12/31/2020	Chemicals, Plastics, & Rubber	$9,000,000	8,853,102	8,658,005	5.26%
Fumigation Holdings, Inc. Class A Common Stock	(4)	Equity							250 shares	250,000	334,846	0.20%
Total										9,103,102	8,992,851	5.46%
Eating Recovery Center, LLC								Denver, CO
Term Loan	(6)	Unsecured	13.00%		12.00%	1.00%	6/28/2018	Healthcare & Pharmaceuticals	$18,400,000	18,199,005	17,924,038	10.89%
ERC Group Holdings LLC Class A Units	(4)	Equity							17,820 units	1,674,649	2,795,034	1.70%
Total										19,873,654	20,719,072	12.59%
Empirix Inc.								Billerica, MA
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		5/1/2020	Software	$11,657,850	11,484,965	11,336,359	6.89%
Term Loan (SBIC)	(2)(3)	Second Lien	L+9.50%	1.00%	10.50%		5/1/2020		$9,750,000	9,604,846	9,481,122	5.76%
Empirix Holdings I, Inc. Common Shares, Class A	(4)	Equity							1,304 shares	1,304,232	540,667	0.33%
Empirix Holdings I, Inc. Common Shares, Class B	(4)	Equity							1,317,406 shares	13,174	5,461	0.00%
Total										22,407,217	21,363,609	12.98%
EOS Fitness OPCO Holdings, LLC								Phoenix, AZ
Term Loan (SBIC)	(2)(3)	First Lien	L+8.75%	0.75%	9.50%		12/30/2019	Hotel, Gaming, & Leisure	$3,465,000	3,407,044	3,348,424	2.03%
EOS Fitness Holdings, LLC Class A Preferred Units	(4)	Equity							118 shares	117,670	83,596	0.05%
EOS Fitness Holdings, LLC Class B Common Units	(4)	Equity							3,017 shares	3,020	2,144	0.00%
Total										3,527,734	3,434,164	2.08
GK Holdings, Inc.								Cary, NC
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		1/30/2022	Services: Business	$5,000,000	4,909,192	4,760,844	2.89%
Glori Energy Production Inc.								Houston, TX
Term Loan	(3)	First Lien	L+10.00%	1.00%	11.00%		3/14/2017	Energy: Oil & Gas	$1,741,917	1,726,895	1,467,388	0.89%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2015

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Grupo HIMA San Pablo, Inc., et al								San Juan, PR
Term Loan	(3)	First Lien	L+7.00%	1.50%	8.50%		1/31/2018	Healthcare & Pharmaceuticals	$4,862,500	$4,816,445	$4,764,126	2.89%
Term Loan		Second Lien	13.75%		13.75%		7/31/2018		$4,000,000	3,885,629	3,838,742	2.33%
Total										8,702,074	8,602,868	5.22%
Hollander Sleep Products, LLC								Boca Raton, FL
Term Loan	(3)	First Lien	L+8.00%	1.00%	9.00%		10/21/2020	Services: Consumer	$7,443,750	7,350,520	7,130,895	4.33%
Dream II Holdings, LLC Class A Units	(4)	Equity							250,000 units	242,304	259,346	0.16%
Total										7,592,824	7,390,241	4.49%
Hostway Corporation								Chicago, IL
Term Loan	(3)	Second Lien	L+8.75%	1.25%	10.00%		12/13/2020	High Tech Industries	$6,750,000	6,644,181	6,581,989	4.00%
HUF Worldwide, LLC	(9)							Los Angeles, CA
								Retail
Term Loan	(3)	First Lien	L+9.00%	0.50%	9.50%		10/22/2019		$4,838,524	4,760,081	4,785,640	2.91%
Term Loan (SBIC)	(2)(3)	First Lien	L+9.00%	0.50%	9.50%		10/22/2019		$8,133,726	8,004,462	8,044,826	4.89%
HUF Holdings, LLC Common Class A Units	(4)	Equity							556,948 units	556,090	384,110	0.23%
Total										13,320,633	13,214,576	8.03%
Livingston International, Inc.								Toronto, Ontario
Term Loan	(3)(5)	Second Lien	L+7.75%	1.25%	9.00%		4/18/2020	Transportation: Cargo	$6,841,739	6,746,827	5,660,744	3.44%
Momentum Telecom Inc., et al								Birmingham, AL
Term Loan	(3)	First Lien	L+8.50%	1.00%	9.50%		3/10/2019	Media: Broadcasting & Subscription	$7,702,069	7,584,195	7,464,720	4.53%
Term Loan (SBIC)	(2)(3)	First Lien	L+8.50%	1.00%	9.50%		3/10/2019		$9,684,225	9,540,113	9,385,794	5.70%
MBS Holdings, Inc. Series E Preferred Stock	(4)	Equity							2,774,695 shares	1,000,000	1,095,986	0.67%
MBS Holdings, Inc. Series F Preferred Stock	(4)	Equity							399,308 shares	206,682	206,682	0.13%
Total										18,330,990	18,153,182	11.03%
MTC Intermediate Holdco, Inc.								Oak Brook, IL
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		5/31/2022	Services: Finance	$575,000	563,602	563,602	0.34%
Term Loan (SBIC)	(2)(3)	Second Lien	L+9.50%	1.00%	10.50%		5/31/2022		$9,750,000	9,556,727	9,556,727	5.80%
MTC Parent, LP Class A-2 Common Units	(4)	Equity							750,000 shares	750,000	750,000	0.46%
Total										10,870,329	10,870,329	6.60%
NetMotion Wireless, Inc., et al								Milpitas, CA
Term Loan	(3)	Second Lien	L+10.50%	1.00%	11.50%		8/19/2020	Services: Business	$9,000,000	8,842,425	8,755,915	5.32%
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.50%	1.00%	11.50%		8/19/2020		$1,000,000	982,492	972,879	0.59%
Endpoint Security Holdings, LLC	(6)	Unsecured	15.00%			15.00%	10/3/2016		$105,501	103,885	103,391	0.06%
Endpoint Security Holdings, LLC Class A Common Stock	(4)	Equity							9,174 shares	293,103	281,233	0.17%
Endpoint Security Holdings, LLC Class B Common Stock	(4)	Equity							9,174 shares	706,897	678,268	0.41%
Total										10,928,802	10,791,686	6.55%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2015

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
OG Systems, LLC								Chantilly, Virginia
Term Loan	(3)(6)	Unsecured	L+11.00%	1.00%	11.00%	1.00%	1/22/2020	Services: Government	$4,028,288	$3,966,918	$3,913,652	2.38%
OGS Holdings, Inc. Series A Convertible Preferred Stock	(4)	Equity							11,521 shares	50,000	49,253	0.03%
Total										4,016,918	3,962,905	2.41%
Refac Optical Group, et al								Blackwood, NJ
Revolver	(10)(11)	First Lien	L+7.50%		7.92%		9/30/2018	Retail	$400,000	400,000	398,270	0.24%
Term A Loan	(11)	First Lien	L+7.50%		7.92%		9/30/2018		$2,159,427	2,159,427	2,150,087	1.31%
Term B Loan	(6)(11)	First Lien	L+10.25%		8.92%	1.75%	9/30/2018		$6,342,590	6,342,590	6,314,455	3.84%
Total										8,902,017	8,862,812	5.39
Securus Technologies Holdings, Inc.								Dallas, TX
Term Loan	(3)	Second Lien	L+7.75	1.25%	9.00%		4/30/2021	Telecommunications	$8,500,000	8,447,929	6,769,899	4.11%
Sitel Worldwide Corporation								Nashville, TN
Term Loan	(3)	Second Lien	L+9.50	1.00%	10.50%		9/18/2022	Services: Business	$10,000,000	9,804,834	9,595,431	5.83%
Skopos Financial, LLC								Irving, TX
Term Loan	(5)	Unsecured	12.00%		12.00%		1/31/2019	Finance	$20,000,000	19,708,633	19,647,860	11.93%
Skopos Financial Group, LLC Class A Units	(4)(5)	Equity							1,120,684 units	1,162,544	1,035,784	0.63%
Total										20,871,177	20,683,644	12.56%
Software Paradigms International Group, LLC								Atlanta, GA
Term Loan	(3)	First Lien	L+8.00%	1.00%	9.00%		5/22/2020	Retail	$7,175,141	7,063,528	6,966,429	4.23%
Term Loan	(3)(12)	Delay Draw	L+8.00%	1.00%	9.00%		5/22/2020		$2,417,454	2,383,713	2,347,134	1.43%
Total										9,447,241	9,313,563	5.66%
SPM Capital, LLC								Bloomington, MN
Term Loan	(3)	First Lien	L+5.50	1.50%	7.00%		10/31/2017	Healthcare & Pharmaceuticals	$6,939,068	6,881,287	6,839,308	4.15%
SQAD, LLC								Tarrytown, NY
Term Loan (SBIC)	(2)(6)	Unsecured	12.25%		11.00%	1.25%	4/30/2019	Media: Broadcasting & Subscription	$7,153,893	7,067,346	6,973,349	4.24%
SQAD Holdco, Inc. Preferred Shares, Series A (SBIC)	(2)(4)	Equity							5,624 shares	562,368	646,194	0.39%
SQAD Holdco, Inc. Common Shares (SBIC)	(2)(4)	Equity							5,800 shares	62,485	71,799	0.04%
Total										7,692,199	7,691,342	4.67%
Stratose Intermediate Holdings, II, LLC								Atlanta, GA
Term Loan	(3)	Second Lien	L+9.50%	1.00%	10.50%		12/30/2021	Services: Business	$11,250,000	10,994,047	10,736,692	6.52%
Atmosphere Aggregator Holdings, LP Common Units	(4)	Equity							750,000 units	750,000	946,969	0.58%
Total										11,744,047	11,683,661	7.10%
360 Holdings III Corp								Irvine, CA
Term Loan	(13)	First Lien	P+8.00%	2.00%	11.50%		10/1/2021	Consumer goods: non-durable	$3,990,000	3,830,000	3,830,000	2.33%
T2 Systems, Inc.								Indianapolis, IN
Term Loan	(3)(8)	First Lien	L+9.50%	1.00%	10.50%		1/31/2019	Transportation & Logistics	$4,808,514	4,739,046	4,715,703	2.86%

Stellus Capital Investment Corporation

Consolidated Schedule of Investments — (continued)
December 31, 2015

Investments	Footnotes	Lien	Coupon	LIBOR floor	Cash	PIK	Maturity	Headquarters/ Industry	Principal Amount/ Shares	Amortized Cost	Fair Value(1)	% of Net Assets
T2 Systems Canada, Inc.								Burnaby, British Columbia
Term Loan	(3)(5)(8)	First Lien	L+9.50%	1.00%	10.50%		1/31/2019	Transportation & Logistics	$2,691,486	$2,664,358	$2,639,536	1.60%
Telecommunications Management, LLC								Sikeston, MO
Term Loan	(3)	Second Lien	L+8.00%	1.00%	9.00%		10/30/2020	Media: Broadcasting & Subscription	$5,000,000	4,964,227	4,376,218	2.66%
U.S. Auto Sales, Inc. et al								Lawrenceville, GA
Term Loan	(3)(5)	Second Lien	L+10.50%	1.00%	11.50%		6/8/2020	Finance	$4,500,000	4,458,997	4,375,121	2.66%
USASF Blocker II, LLC Common Units	(4)(5)	Equity							441 units	441,000	464,075	0.28%
USASF Blocker LLC Common Units	(4)(5)	Equity							9,000 units	9,000	9,471	0.01%
Total										4,908,997	4,848,667	2.95%
Vandelay Industries Finance, LLC, et al								La Vergne, TN
Term Loan	(6)	Second Lien	11.75%		10.75%	1.00%	11/12/2019	Construction & Building	$2,500,000	2,481,388	2,455,931	1.49%
Zemax, LLC								Redmond, WA
Term Loan (SBIC)	(2)(3)	Second Lien	L+10.00%	1.00%	11.00%		4/23/2020	Software	$3,962,500	3,896,167	3,821,362	2.32%
Zemax Software Holdings, LLC Preferred Units (SBIC)	(2)(4)	Equity							24,500 units	245,000	257,352	0.16%
Zemax Software Holdings, LLC Common Units (SBIC)	(2)(4)	Equity							5,000 shares	5,000	5,252	0.00%
Total										4,146,167	4,083,966	2.48%
Total Non-controlled, non-affiliated investments										364,212,459	349,017,697	212.00%
Net Investments										364,212,459	349,017,697	185.52%
LIABILITIES IN EXCESS OF OTHER ASSETS											(184,366,593)	(85.52)%
NET ASSETS											$164,651,104	100.00%

(1)	See Note 1 of the Notes to Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	The Company’s obligations to the lenders of the Credit Facility are secured by a first priority security interest in all non-controlled nonaffiliated investments and cash, but exclude $3,012,259 of cash and $95,531,697 of investments (at par) that are held by Stellus Capital SBIC LP. See Note 1 of the Notes to the Consolidated Financial Statements for discussion.
(3)	These loans have LIBOR Floors which are higher than the current applicable LIBOR rates; therefore, the floors are in effect.
(4)	Security is non-income producing.
(5)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets. Qualifying assets represent approximately 83% of the Company’s total assets.
(6)	Represents a payment-in-kind security. At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the issuer.

(7)	Investment has been on non-accrual status since January 1, 2014. The coupon rate on this investment includes 2% default interest.
(8)	Digital Payment Technologies Corp. amended its name to T2 Systems Canada, Inc. and is the Canadian co-borrower of the term loan of T2 Systems, Inc.
(9)	Excluded from the investment is an undrawn revolver commitment in an amount not to exceed $1,250,000, with an interest rate of LIBOR plus 9.00% (0.50% LIBOR floor) and a maturity of October 22, 2019. This investment is accruing an unused commitment fee of 0.50% per annum.
(10)	Excluded from the investment is an undrawn commitment in an amount not to exceed $1,600,000, with an interest rate of LIBOR plus 7.50% and a maturity of September 30, 2018. This investment is accruing an unused commitment fee of 0.50% per annum.
(11)	Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which rates reset periodically based on the terms of the loan agreement.
(12)	Excluded from the investment is an undrawn commitment in an amount not to exceed $407,405, an interest rate of LIBOR Plus 8.00% and a maturity of May 22, 2020.
(13)	This loan has a Prime floor of 2.00% which is lower than the current applicable Prime rate.
(14)	These loans have LIBOR floors which are lower than the applicable LIBOR rates; therefore, the floors are not in effect.
(15)	The coupon rate on this investment includes 2% default interest.
(16)	These loans are last-out term loans with contractual rates higher than the applicable LIBOR rates; therefore, the floors are not in effect.

Abbreviation Legend
PIK — Payment-In-Kind
L — LIBOR
Euro — Euro Dollar

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Stellus Capital Investment Corporation (“we”, “us”, “our” and the “Company”) was formed as a Maryland corporation on May 18, 2012 (“Inception”) and is an externally managed, closed-end, non-diversified investment management company. The Company is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. The Company’s investment activities are managed by our investment adviser Stellus Capital Management, LLC (“Stellus Capital” or the “Advisor”).

On November 7, 2012, the Company priced its initial public offering (the “Offering”), at a price of $15.00 per share. In connection with the Offering, the Company sold 9,200,000 shares (including 1,200,000 shares pursuant to the underwriters’ exercise of the overallotment option) for gross proceeds of $138,000,000. Including the Offering, the Company has raised $151,250,000 including (i) $500,010 of seed capital contributed by Stellus Capital and (ii) $12,749,990 in a private placement to certain purchasers, including persons and entities associated with Stellus Capital. In addition, in connection with the acquisition of the Company’s initial portfolio the Company issued $29,159,145 in shares of the Company’s common stock. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “SCM”.

The Company has established wholly owned subsidiaries: SCIC — Consolidated Blocker 1, Inc., SCIC — CC Blocker 1, Inc., SCIC — ERC Blocker 1, Inc., SCIC — SKP Blocker 1, Inc. and SCIC — APE Blocker 1, Inc., SCIC — HUF Blocker 1, Inc. and SCIC — Hollander Blocker 1, Inc., which are structured as Delaware entities, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities) (collectively, the “Taxable Subsidiaries”). The Taxable Subsidiaries are consolidated for U.S. generally accepted accounting principles (“U.S GAAP”) reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements.

On June 14, 2013, we formed Stellus Capital SBIC LP (the “SBIC subsidiary”), a Delaware limited partnership, and its general partner, Stellus Capital SBIC GP, LLC., a Delaware limited liability company, as wholly owned subsidiaries of the Company. On June 20, 2014, the SBIC subsidiary received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. The SBIC subsidiary is consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by it are included in the consolidated financial statements.

The SBIC license allows the SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default. See footnote (2) of the Consolidated Schedule of Investments. SBA regulations currently limit the amount that an SBIC may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, as such term is defined by the SBA, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of December 31, 2016, the SBIC subsidiary had $32.5 million of regulatory capital, as such term

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES – (continued)

is defined by the SBA, and has received commitments from the SBA of $65 million. As of both December 31, 2016 and December 31, 2015, the SBIC subsidiary had $65.0 million of SBA-guaranteed debentures outstanding.

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through the extensive network of relationships that the principals of Stellus Capital have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 10 of regulation S-X.

In the opinion of management, the consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the periods included herein. Certain reclassifications have been made to certain prior period balances to conform with current presentation.

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments.

The accounting records of the Company are maintained in U.S. dollars.

Portfolio Investment Classification

The Company classifies its portfolio investments with the requirements of the 1940 Act, (a) “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash and Cash Equivalents

At December 31, 2016, cash balances totaling $3,589,409 exceeded FDIC insurance protection levels of $250,000 by $3,339,409, subjecting the Company to risk related to the uninsured balance. In addition, at December 31, 2016, the Company held $5,604,720 in cash equivalents that were insured by the FDIC. All of the Company’s cash and cash equivalents are held at large established high credit quality financial institutions and management believes that risk of loss associated with any uninsured balances is remote.

Cash consists of bank demand deposits. We deem certain U.S. Treasury Bills and other high-quality, short-term debt securities as cash equivalents. At the end of each fiscal quarter, we may take proactive steps to ensure we are in compliance with the RIC diversification requirements under Subchapter M of the Internal Revenue Code, which are dependent upon the composition of our total assets at quarter end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions after quarter-end or temporarily drawing down on the Credit Facility (see footnote 11). On December 31, 2016 and December 31, 2015, we held no U.S. Treasury Bills.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES – (continued)

Use of Estimates

The preparation of the statement of assets and liabilities in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Deferred Financing Costs

Deferred financing costs, prepaid loan fees on SBA-guaranteed debentures and prepaid loan structure fees consist of fees and expenses paid in connection with the closing of our Credit Facility, notes and SBA debentures and are capitalized at the time of payment. These costs are amortized using the straight line method over the term of the respective instrument.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock and bonds, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective. During the quarter ended June 30, 2016, the Company determined that it was no longer likely to issue shares under its current shelf registration statement. As a result, the Company expensed $261,761 of previously capitalized deferred offering costs in the second quarter of this year.

Investments

As a BDC, the Company will generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by the board of directors, the Company intends to value investments for which market quotations are readily available at such market quotations. The Company will obtain these market values from an independent pricing service. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. The Company also engages independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least twice annually.

Investments purchased within 90 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisors, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because the Company expects that there will not be a readily available market for many of the investments in our portfolio, the Company expects to value most of our portfolio investments at fair value as determined in good faith by the board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES – (continued)

In following these approaches, the types of factors that will be taken into account in fair value pricing investments will include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Revenue Recognition

We record interest income on an accrual basis to the extent such interest is deemed collectible. For loans and debt securities with contractual payment-in-kind (“PIK” interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fee is recorded as interest income. We record prepayment premiums on loans and debt securities as other income. Dividend income, if any, will be recognized on the ex-dividend date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment, sale or disposition and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Investment Transaction Costs

Costs that are material associated with an investment transaction, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales unless such costs are reimbursed by the borrower.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES – (continued)

Receivables and Payables for Unsettled Securities Transaction

The Company records all investments on a trade date basis.

U.S. Federal Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

To avoid a 4% U.S federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending December 31 (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned. The Company incurred an excise tax expense for the year ended December 31, 2016 of $22,663 and $0 for the years ended December 31, 2015 and 2014.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax provision in the applicable period.

As of December 31, 2016 and December 31, 2015, the Company had not recorded a liability for any uncertain tax positions. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses. Any such expenses for the year ended December 31, 2016 were de minimis.

The Taxable Subsidiaries are direct wholly owned subsidiaries of the Company that have elected to be taxable entities. The Taxable Subsidiaries permit the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

For the years ended December 31, 2016, 2015 and 2014, the Company recorded deferred income tax benefit (expense) of $373,131, $(93,601) and $(288,122), respectively, related to the Taxable Subsidiaries. In addition, as of December 31, 2016 and December 31, 2015, the Company had a deferred tax liability of $8,593 and $381,723, respectively. See Note 13, Income Taxes, for a schedule of the deferred tax asset, valuation allowance reducing the deferred tax asset and the deferred tax liability.

Earnings per Share

Basic per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. The Company has no common stock equivalents. As a result, there is no difference between diluted earnings per share and basic per share amounts.

Paid In Capital

The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions and marketing support fees.

Recently Issued Accounting Standards

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The update is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. While the Company is currently assessing the impact of the guidance we do not expect the impact of this new standard on our consolidated financial statements to be material.

In August 2014, the FASB issued ASU No. 2014-15 — Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. In connection with the preparation of interim and annual reports, the Company’s management will evaluate whether conditions or events exist that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date the financial statements are available to be issued, when applicable), and, if so, disclose that fact. Additionally, the Company’s management must evaluate and disclose whether its plans will alleviate that doubt. The guidance was effective for the Company beginning January 1, 2016. The Company has adopted the guidance as of January 1, 2016 and there is no impact on its consolidated financial statement.

On April 8, 2015 the FASB issued ASU No. 2015-03 — Simplifying the Presentation of Debt Issuance Costs was effective for the quarter ended March 31, 2016. The new guidance requires that debt issuance costs related to a recognized debt liability be presented as a deduction from the debt liability rather than as an asset. Accordingly, the Company has adopted the guidance as of January 1, 2016. Certain reclassifications have been

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES – (continued)

made to prior period line items on the Company’s Consolidated Statement of Assets and Liabilities as the new guidance requires retrospective application.

In November 2015, the FASB issued ASU 2015-17 — Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. ASU 2015-17 requires entities to present deferred tax assets and deferred tax liabilities as noncurrent in a classified balance sheet. It simplifies the current guidance, which requires entities to separately present deferred tax assets and liabilities as current or noncurrent in a classified balance sheet. The update is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods, and early adoption is permitted. Entities are permitted to apply the amendments either prospectively or retrospectively. The Company believes that this guidance will not have an impact on its consolidated financial statements. In August 2016, the FASB issued ASU 2016-15 — Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance addresses the classification of various transactions including debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, distributions received from equity method investments, beneficial interests in securitization transactions, and others. The update is effective for annual periods beginning after December 31, 2017, and interim periods within those annual periods. While the Company is currently assessing the impact of the guidance we do not expect the impact of this new standard on our consolidated financial statements to be material.

Additionally, in May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. Earlier adoption is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. While the Company is currently assessing the impact of the guidance we do not expect the impact of this new standard on our consolidated financial statements to be material.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. We believe the impact of the recently issued standards and any that are not yet effective will not have a material impact on our consolidated financial statements upon adoption.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with Stellus Capital. Pursuant to this agreement, the Company has agreed to pay to Stellus Capital a base annual fee of 1.75% of gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, and an annual incentive fee.

For the years ended December 31, 2016, 2015 and 2014, the Company recorded an expense for base management fees of $6,281,863, $5,841,267, and $5,202,990, respectively. As of December 31, 2016 and December 31, 2015, respectively, $1,608,295 and $1,518,779 were payable to Stellus Capital.

The incentive fee has two components, investment income and capital gains, as follows:

Investment Income Incentive Fee

The investment income component (“Investment Income Incentive Fee”) is calculated, and payable, quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The pre-incentive fee net investment income, which is expressed as a rate of return on the value of

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as the “Hurdle”). Pre-incentive fee net investment income means interest income, dividend income and any other income accrued during the calendar quarter, minus the Company’s operating expenses for the quarter excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s pre-incentive fee net investment income for any calendar quarter with respect to that portion of the pre-incentive net investment income for such quarter, if any, that exceeds the Hurdle but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “Catch-up”) and 20.0% of the Company’s pre-incentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any Investment Income Incentive Fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the Catch-up, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred $4,275,436, $3,975,198 and $3,428,357, respectively, of Investment Income Incentive Fees. As of December 31, 2016 and 2015, $1,353,271 and $607,956, respectively, of such incentive fees were payable to the Advisor, of which $1,162,714 and $401,573, respectively, were currently payable (as explained below). As of December 31, 2016 and December 31, 2015, $190,557 and $206,383, respectively, of incentive fees incurred but not paid by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash.

While under no obligation to do so, the Advisor waived incentive fees of $646,333 and $1,399,226 for the years ended December 31, 2015 and December 31, 2014 to the extent required to support an annualized dividend yield of 9.0% based on the price per share of our common stock in connection with the Offering. Such waiver in no way implies that the Advisor will waive incentive fees in any future period. The Advisor did not waive incentive fees during the year ended December 31, 2016.

Capital Gains Incentive Fee

The Company also pays the Advisor an incentive fee based on capital gains (the “Capital Gains Incentive Fee”). The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). The Capital Gains Incentive Fee is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid Capital Gains Incentive Fees is subtracted from such Capital Gains Incentive Fee calculated.

GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such realized gains and losses and unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (the “Capital Gains Incentive Fee”). There can be no assurance that unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the years ended December 31, 2016 and 2015, the Company incurred no Capital Gains Incentive Fee. For the year ended December 31, 2014, the Company incurred $(305,467) of incentive fees related to the Capital Gains Incentive Fee. As of December 31, 2016 and December 31, 2015, no Capital Gains Incentive Fees were payable to the Advisor, subject to the limitations set forth below.

The following tables summarize the components of the incentive fees discussed above:

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Investment Income Incentive Fee Incurred	$4,275,436	$3,975,198	$3,428,357
Capital Gains Incentive Fee Incurred	—	—	$(305,467)
Incentive Fee Expense	$4,275,436	$3,975,198	$3,122,890
Investment Income Incentive Fee Waived	—	(646,333)	(1,399,226)
Net Incentive Fee Expense	$4,275,436	$3,328,865	$1,723,664

	December 31, 2016	December 31, 2015
Investment Income Incentive Fee Currently Payable	$1,162,714	$401,573
Investment Income Incentive Fee Deferred	190,557	206,383
Incentive Fee Payable	$1,353,271	$607,956

Director Fees

For the years ended December 31, 2016, 2015 and 2014, the Company recorded an expense relating to director fees of $324,000, $333,000, and $373,000, respectively. As of December 31, 2016 and 2015, the Company owed its independent directors no unpaid director fees.

Co-Investments

We received exemptive relief from the SEC to co-invest with investment funds managed by Stellus Capital Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Stellus Capital Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with a private credit fund managed by Stellus Capital Management that has an investment strategy that is identical to our investment strategy. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

License Agreement

We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Stellus Capital.” Under this agreement, we have a right to use the “Stellus Capital” name for so long as Stellus Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Stellus Capital” name. This license agreement will remain in effect for so long as the investment advisory agreement with Stellus Capital Management is in effect.

Administration Agreement

The Company entered into an administration agreement with Stellus Capital Management pursuant to which Stellus Capital Management will furnish the Company with office facilities and equipment and will provide the Company with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, Stellus Capital Management will perform, or oversee the performance of, its required administrative services, which includes, among other things, being responsible for the financial records which it is required to maintain and preparing reports to its stockholders and reports filed with the SEC.

For the year ended December 31, 2016, 2015 and 2014, the Company recorded expenses of $922,531, $744,657, and $647,429, respectively, related to the administration agreement. As of December 31, 2016 and December 31, 2015, $232,169 and $195,221, respectively, remained payable to Stellus Capital relating to the administration agreement.

Indemnifications

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement, Stellus Capital Management and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management’s services under the investment advisory agreement or otherwise as our investment adviser.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 3 — DISTRIBUTIONS

Distributions are generally declared by the Company’s board of directors each calendar quarter and recognized as distribution liabilities on the ex-dividend date. The Company intends to distribute net realized gains (i.e., net capital gains in excess of net capital losses), if any, at least annually. The stockholder distributions, if any, will be determined by the board of directors. Any distribution to stockholders will be declared out of assets legally available for distribution. The following table reflects the Company’s dividends declared and paid or to be paid on its common stock:

Date Declared	Record Date	Payment Date	Per Share
Fiscal 2012
December 7, 2012	December 21, 2012	December 27, 2012	$0.1812
Fiscal 2013
March 7, 2013	March 21, 2013	March 28, 2013	$0.3400
June 7, 2013	June 21, 2013	June 28, 2013	$0.3400
August 21, 2013	September 5, 2013	September 27, 2013	$0.3400
November 22, 2013	December 9, 2013	December 23, 2013	$0.3400
Fiscal 2014
December 27, 2013	January 15, 2014	January 24, 2014	$0.0650
January 20, 2014	January 31, 2014	February 14, 2014	$0.1133
January 20, 2014	February 28, 2014	March 14, 2014	$0.1133
January 20, 2014	March 31, 2014	April 15, 2014	$0.1133
April 17, 2014	April 30, 2014	May 15, 2014	$0.1133
April 17, 2014	May 30, 2014	June 16, 2014	$0.1133
April 17, 2014	June 30, 2014	July 15, 2014	$0.1133
July 7, 2014	July 31, 2014	August 15, 2014	$0.1133
July 7, 2014	August 29, 2014	September 15, 2014	$0.1133
July 7, 2014	September 30, 2014	October 15, 2014	$0.1133
October 15, 2014	October 31, 2014	November 14, 2014	$0.1133
October 15, 2014	November 28, 2014	December 15, 2014	$0.1133
October 15, 2014	December 31, 2014	January 15, 2015	$0.1133
Fiscal 2015
January 22, 2015	February 2, 2015	February 13, 2015	$0.1133
January 22, 2015	February 27, 2015	March 13, 2015	$0.1133
January 22, 2015	March 31, 2015	April 15, 2015	$0.1133
April 15, 2015	April 30, 2015	May 15, 2015	$0.1133
April 15, 2015	May 29, 2015	June 15, 2015	$0.1133
April 15, 2015	June 30, 2015	July 15, 2015	$0.1133
July 8, 2015	July 31, 2015	August 14, 2015	$0.1133
July 8, 2015	August 31, 2015	September 15, 2015	$0.1133
July 8, 2015	September 20, 2015	October 15, 2015	$0.1133
October 14, 2015	October 30, 2015	November 13, 2015	$0.1133
October 14, 2015	November 30, 2015	December 15, 2015	$0.1133
October 14, 2015	December 31, 2015	January 15, 2016	$0.1133

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 3 — DISTRIBUTIONS  – (continued)

Date Declared	Record Date	Payment Date	Per Share
Fiscal 2016
January 13, 2016	January 29, 2016	February 15, 2016	$0.1133
January 13, 2016	February 29, 2016	March 15, 2016	$0.1133
January 13, 2016	March 31, 2016	April 15, 2016	$0.1133
April 15, 2016	April 29, 2016	May 13, 2016	$0.1133
April 15, 2016	May 31, 2016	June 15, 2016	$0.1133
April 15, 2016	June 30, 2016	July 15, 2016	$0.1133
July 7, 2016	July 29, 2016	August 15, 2016	$0.1133
July 7, 2016	August 31, 2016	September 15, 2016	$0.1133
July 7, 2016	September 30, 2016	October 14, 2016	$0.1133
October 7, 2016	October 31, 2016	November 15, 2016	$0.1133
October 7, 2016	November 30, 2016	December 15, 2016	$0.1133
October 7, 2016	December 30, 2016	January 13, 2017	$0.1133
Total			$5.6850

Unless the stockholder elects to receive its distributions in cash, the Company intends to make such distributions in additional shares of the Company’ common stock under the Company’s dividend reinvestment plan. Although distributions paid in the form of additional shares of the Company’s common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the Company’s dividen reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Any distributions reinvested through the issuance of shares through the Company’s dividend reinvestment plan will increase the Company’s gross assets on which the base management fee and the incentive fee are determined and paid to Stellus Capital. No new shares were issued in connection with the distributions made during the years ended December 31, 2016 and 2015. During the year ended December 31, 2014, the Company issued 29,573 shares of common stock in connection with the stockholder distribution reinvestment plan.

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

On June 5, 2014, we established an at-the-market program through which we may sell, from time to time and at our sole discretion $50 million of our common stock. There were no shares issued during the years ended December 31, 2016 and 2015 under the at-the-market program. The proceeds raised, the related underwriting fees, the offering expenses and the price at which these shares were issued from the period of June 5, 2014 through December 31, 2014 are as follows:

Issuance of Common Stock	Number of Shares	Gross Proceeds	Sales Load	Offering Expenses	Offering Price
Quarter ended June 30, 2014	230,242	$3,334,474	$50,017	$17,467	$14.48
Quarter ended September 30, 2014	121,123	1,752,861	25,943	12,437	$14.47
Quarter ended December 31, 2014	—	—	—	—	—
Total	351,365	$5,087,335	$75,960	$29,904

The Company issued no shares of common stock during the years ended December 31, 2016 and 2015 in connection with the stockholder distribution reinvestment plan.

The Company issued 29,573 shares of common stock during the year ended December 31, 2014 in connection with the stockholder distribution reinvestment plan.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES  – (continued)

Issuance of Common Stock	Number of Shares	Gross Proceeds	Offering Price
January 24, 2014	2,603	$36,619	$14.07
February 14, 2014	4,646	64,121	13.80
March 14, 2014	3,257	45,233	13.89
June 16, 2014	3,055	41,519	13.59
July 15, 2014	3,029	41,895	13.83
August 15, 2014	3,090	41,690	13.49
September 30, 2014	3,226	42,036	13.04
October 15, 2014	3,536	42,405	11.99
November 14, 2014	3,131	42,987	13.72
Total	29,573	$398,505

NOTE 5 — NET INCREASE (DECREASE) IN NET ASSETS PER COMMON SHARE

The following information sets forth the computation of net increase (decrease) in net assets resulting from operations per common share for the years ended December 31, 2016, 2015 and 2014.

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Net increase in net assets resulting from operations	$23,199,062	$7,670,536	$10,179,142
Average common shares	12,479,959	12,479,961	12,281,178
Basic and diluted earnings per common share	$1.86	$0.61	$0.83

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 —	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 —	Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;
Level 3 —	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

At December 31, 2016, the Company had investments in 45 portfolio companies. The total cost and fair value of the investments were $362,217,251 and $365,625,891 respectively. The composition of our investments as of December 31, 2016 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$113,264,200	$113,482,205
Senior Secured – Second Lien	163,112,172	162,486,388
Unsecured Debt	70,919,986	70,725,412
Equity	14,920,893	18,931,886
Total Investments	$362,217,251	$365,625,891

At December 31, 2015, the Company had investments in 39 portfolio companies. The total cost and fair value of the investments were $364,212,459 and $349,017,697, respectively. The composition of our investments as of December 31, 2015 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$133,344,891	$131,908,961
Senior Secured – Second Lien	136,853,644	131,972,581
Unsecured Debt	81,492,139	72,212,282
Equity	12,521,785	12,923,873
Total Investments	$364,212,459	$349,017,697

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2016 and December 31, 2015, the Company had two and three such investments with aggregate unfunded commitments of $1,875,000 and $3,257,405, respectively. The Company maintains sufficient liquidity to fund such unfunded loan commitments should the need arise.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2016 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$113,482,205	$113,482,205
Senior Secured – Second Lien	—	17,965,000	144,521,388	162,486,388
Unsecured Debt	—	—	70,725,412	70,725,412
Equity	—	—	18,931,886	18,931,886
Total Investments	$—	$17,965,000	$347,660,891	$365,625,891

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2015 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$131,908,961	$131,908,961
Senior Secured – Second Lien	—	—	131,972,581	131,972,581
Unsecured Debt	—	—	72,212,282	72,212,282
Equity	—	—	12,923,873	12,923,873
Total Investments	$—	$—	$349,017,697	$349,017,697

The aggregate values of Level 3 portfolio investments changed during the year ended December 31, 2016 are as follows:

	Senior Secured Loans-First Lien	Senior Secured Loans-Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of period	$131,908,961	$131,972,581	$72,212,282	$12,923,873	$349,017,697
Purchases of investments	25,009,310	35,664,883	1,354,073	3,632,768	65,661,034
Payment-in-kind interest	112,952	22,874	107,940	—	243,766
Sales and Redemptions	(44,947,647)	(9,850,061)	(122,094)	(1,019,375)	(55,939,177)
Net Realized Losses	(674,702)	—	(12,200,353)	(214,286)	(13,089,341)
Change in unrealized depreciation included in earnings	1,653,933	2,684,245	9,085,283	3,608,906	17,032,367
Amortization of premium and accretion of discount, net	419,398	392,196	288,281	—	1,099,875
Transfer to Level 2	—	(16,365,330)	—	—	(16,365,330)
Fair value at end of period	$113,482,205	$144,521,388	$70,725,412	$18,931,886	$347,660,891
Change in unrealized depreciation on Level 3 investments still held as of December 31, 2016	$1,399,408	$2,588,122	$9,084,789	$3,686,972	$16,759,291

During the year ended December 31, 2016, there were two transfers from Level 3 to Level 2 as additional broker quotes became available. During the year ended December 31, 2015, there was one transfer from Level 2 to Level 3 as additional valuation methods were considered when determining the fair value of this investment.

Transfers are reflected at the value of the securities at the beginning of the period.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The aggregate values of Level 3 portfolio investments changed during the year ended December 31, 2015 are as follows:

	Senior Secured Loans-First Lien	Senior Secured Loans-Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of period	$75,529,963	$93,184,398	$129,276,255	$9,602,318	$307,592,934
Purchases of investments	69,339,674	58,891,000	5,028,391	4,653,457	137,912,522
Payment-in-kind interest	119,516	—	319,536	—	439,052
Sales and Redemptions	(12,893,129)	(24,713,777)	(59,935,102)	(8,552)	(97,550,560)
Realized Gains	137,793	—	283,933	—	421,726
Change in unrealized depreciation included in earnings	(776,936)	(4,084,525)	(3,019,906)	(1,323,350)	(9,204,717)
Amortization of premium and accretion of discount, net	452,080	322,985	259,175	—	1,034,240
Transfer from Level 2	—	8,372,500	—	—	8,372,500
Fair value at end of period	$131,908,961	$131,972,581	$72,212,282	$12,923,873	$349,017,697
Change in unrealized depreciation on Level 3 investments still held as of December 31, 2015	$(771,909)	$(4,432,180)	$(3,415,546)	$(1,323,350)	$(9,942,985)

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Texas	$74,433,626	$73,576,277	20.13%
New York	36,651,725	36,479,999	9.98%
Colorado	27,855,053	28,979,651	7.93%
California	28,298,845	28,606,727	7.82%
Massachusetts	22,467,254	22,944,663	6.28%
Georgia	20,626,735	22,469,217	6.15%
New Jersey	20,710,728	20,804,704	5.69%
Illinois	17,554,821	17,590,281	4.81%
Alabama	16,191,841	16,584,379	4.54%
Missouri	14,096,725	14,441,599	3.95%
Tennessee	12,310,883	12,045,701	3.29%
Arkansas	9,912,815	10,102,283	2.76%
Pennsylvania	8,035,182	8,301,104	2.27%
Puerto Rico	8,712,537	8,229,054	2.25%
Florida	7,453,847	7,431,820	2.03%
Canada	6,765,448	6,692,648	1.83%
Minnesota	6,362,834	6,374,800	1.74%
New York	5,450,667	5,450,667	1.49%
North Carolina	4,920,321	5,000,000	1.37%
Washington	4,158,696	4,211,990	1.15%
Virginia	4,029,530	4,060,519	1.11%
Arizona	3,408,099	3,410,583	0.93%
Utah	1,291,083	1,311,789	0.36%
Ohio	517,956	525,436	0.14%
	$362,217,251	$365,625,891	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2015:

	Cost	Fair Value	% of Total Investments
New York	$53,089,906	$44,028,592	12.62%
Texas	44,455,960	42,224,563	12.10%
Colorado	27,775,081	28,719,072	8.23%
California	28,079,435	27,836,262	7.97%
Georgia	26,100,285	25,845,891	7.41%
Massachusetts	22,407,217	21,363,609	6.12%
New Jersey	21,285,356	20,943,875	6.00%
Alabama	18,330,990	18,153,182	5.20%
Illinois	17,514,510	17,452,318	5.00%
Missouri	14,067,329	13,369,069	3.83%
Tennessee	12,286,222	12,051,362	3.45%
Ohio	10,593,407	10,593,407	3.04%
Pennsylvania	9,827,328	9,827,328	2.82%
Puerto Rico	8,702,074	8,602,868	2.46%
Canada	9,411,185	8,300,280	2.38%
Florida	7,592,824	7,390,241	2.12%
Minnesota	6,881,287	6,839,308	1.96%
North Carolina	4,909,192	4,760,844	1.36%
Indiana	4,739,046	4,715,703	1.35%
Kentucky	4,473,006	4,518,888	1.29%
Washington	4,146,167	4,083,966	1.17%
Virginia	4,016,918	3,962,905	1.14%
Arizona	3,527,734	3,434,164	0.98%
	$364,212,459	$349,017,697	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Total Investments
Finance	$56,663,586	$57,504,930	15.73%
Software	36,199,915	36,730,618	10.05%
Media: Broadcasting & Subscription	36,001,876	36,637,803	10.02%
Healthcare & Pharmaceuticals	35,002,051	35,583,505	9.73%
Services: Business	24,105,217	25,884,879	7.08%
Chemicals, Plastics, & Rubber	20,763,612	21,165,542	5.79%
Consumer Goods: Durable	18,957,486	19,146,954	5.24%
Retail	18,973,041	19,095,787	5.22%
Education	17,325,046	17,498,701	4.79%
Telecommunications	16,403,791	16,009,390	4.38%
High Tech Industries	16,486,738	15,382,000	4.21%
Consumer goods: non-durable	12,437,795	12,700,000	3.47%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

	Cost	Fair Value	% of Total Investments
Beverage, Food, & Tobacco	11,881,630	11,991,250	3.28%
Automotive	8,035,182	8,301,104	2.27%
Services: Consumer	8,453,847	8,153,879	2.23%
Transportation: Cargo	6,765,448	6,692,648	1.83%
Energy: Oil & Gas	7,320,058	6,654,662	1.82%
Services: Government	4,029,530	4,060,519	1.11%
Hotel, Gaming, & Leisure	3,408,099	3,410,583	0.93%
Construction & Building	2,485,347	2,495,701	0.68%
Environmental Industries	517,956	525,436	0.14%
	$362,217,251	$365,625,891	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2015:

	Cost	Fair Value	% of Total Investments
Finance	$56,453,642	$56,020,910	16.05%
Services: Business	37,386,875	36,831,622	10.56%
Healthcare & Pharmaceuticals	35,457,015	36,161,248	10.36%
Retail	31,669,891	31,390,951	8.99%
Media: Broadcasting & Subscription	30,987,416	30,220,742	8.66%
Software	26,553,384	25,447,575	7.29%
Services: Consumer	25,265,858	16,531,754	4.74%
Telecommunications	16,369,463	14,347,366	4.11%
Chemicals, Plastics, & Rubber	13,912,209	13,695,631	3.92%
Consumer goods: non-durable	12,430,852	12,430,852	3.56%
Education	12,383,339	12,081,063	3.46%
Environmental Industries	10,593,407	10,593,407	3.04%
Automotive	9,827,328	9,827,328	2.82%
Beverage, Food, & Tobacco	7,901,427	8,000,000	2.29%
Transportation & Logistics	7,403,404	7,355,239	2.11%
High Tech Industries	6,644,181	6,581,989	1.89%
Transportation: Cargo	6,746,827	5,660,744	1.62%
Metals & Mining	4,473,006	4,518,888	1.29%
Services: Government	4,016,918	3,962,905	1.14%
Hotel, Gaming, & Leisure	3,527,734	3,434,164	0.98%
Construction & Building	2,481,388	2,455,931	0.70%
Energy: Oil & Gas	1,726,895	1,467,388	0.42%
	$364,212,459	$349,017,697	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2016:

Description:	Fair Value	Valuation Technique		Unobservable Inputs	Range (Average)(1)
First lien debt	$113,482,205	Income/Market(2) approach		HY credit spreads, Risk free rates Market multiples	-2.01% to 0.69% (-0.66%) -0.21% to 0.83% (0.16%) 7x to 14x (10x)(4)
Second lien debt	$144,521,388	Income/Market(2) approach		HY credit spreads, Risk free rates Market multiples	-7.34% to 6.67% (0.00%) -0.60% to 0.79% (0.00%) 5x to 19x (11x)(4)
Unsecured debt	$70,725,412	Income/Market approach	(2)	HY credit spreads, Risk free rates Market multiples	-0.91% to 0.03% (-0.36%) -0.36% to 0.95% (0.10%) 7x to 13x (10x)(4)
Equity investments	$18,931,886	Market approach	(5)	Underwriting multiple/ EBITDA Multiple	1x to 13x (9x)
Total Long Term Level 3 Investments	$347,660,891

(1)	Weighted average based on fair value as of December 31, 2016.
(2)	Inclusive of but not limited to (a) the market approach which is used to determine sufficient enterprise value, and (b) the income approach which is based on discounting future cash flows using an appropriate market yield.
(3)	The Company calculates the price of the loan by discounting future cash flows, which include forecasted future LIBOR rates based on the published forward LIBOR curve at the valuation date, using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan’s yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit spreads, changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant movements in any of these factors would result in a significantly lower or higher fair value measurement. As an example, the “Range (Average)” for a first lien debt instruments in the table above indicates that the change in the HY spreads between the date a loan closed and the valuation date ranged from -2.01% (201 basis points) to 0.69% (69 basis points). The average of all changes was -0.66%.
(4)	Median of LTM (last twelve months) EBITDA multiples of comparable companies.
(5)	The primary significant unobservable input used in the fair value measurement of the Company’s equity investments is the EBITDA multiple (the “Multiple”). Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiple, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 6 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2015:

Description:	Fair Value	Valuation Technique		Unobservable Inputs	Range (Average)(1)(3)
First lien debt	$131,908,961	Income/Market(2) approach		HY credit spreads, Risk free rates Market multiples	0.00% to 2.83% (0.97%) -0.37% to 0.89% (-0.12%) 5x to 28x (11x)(4)
Second lien debt	$131,972,581	Income/Market(2) approach		HY credit spreads, Risk free rates Market multiples	-4.48% to 5.01% (0.82%) -0.71% to 0.17% (-0.22%) 7x to 14x (10x)(4)
Unsecured debt	$72,212,282	Income/Market approach	(2)	HY credit spreads, Risk free rates Market multiples	-3.86% to 0.74% (-0.25%) -0.46% to 0.36% (-0.10%) 9x to 12x (10x)(4)
Equity investments	$12,923,873	Market approach	(5)	Underwriting multiple/EBITDA Multiple	1x to 13x (7x)
Total Long Term Level 3 Investments	$349,017,697

(1)	Weighted average based on fair value as of December 31, 2015.
(2)	Inclusive of but not limited to (a) the market approach which is used to determine sufficient enterprise value, and (b) the income approach which is based on discounting future cash flows using an appropriate market yield.
(3)	The Company calculates the price of the loan by discounting future cash flows, which include forecasted future LIBOR rates based on the published forward LIBOR curve at the valuation date, using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan’s yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit spreads, changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant movements in any of these factors would result in a significantly lower or higher fair value measurement. As an example, the “Range (Average)” for second lien debt instruments in the table above indicates that the change in the HY spreads between the date a loan closed and the valuation date ranged from 0.00% (0 basis points) to 2.83% (283 basis points). The average of all changes was 0.97%.
(4)	Median of LTM (last twelve months) EBITDA multiples of comparable companies.
(5)	The primary significant unobservable input used in the fair value measurement of the Company’s equity investments is the EBITDA multiple (the “Multiple”). Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiple, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 7 — COMMITMENTS AND CONTINGENCIES  – (continued)

As of December 31, 2016, the Company had $1,875,000 of unfunded commitments to provide debt financing to two of our portfolio companies. As of December 31, 2015 the Company had $3,257,405 of unfunded commitments to provide debt financing to three of our portfolio companies.

NOTE 8 — FINANCIAL HIGHLIGHTS

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the period from Inception (May 18, 2012) through December 31, 2012
Per Share Data:(1)
Net asset value at beginning of year/period	$13.19	$13.94	$14.54	$14.45	$15.00
Net investment income	1.39	1.33	1.34	1.33	0.11
Change in unrealized appreciation (depreciation)	1.49	(0.74)	(0.53)	0.03	(0.01)
Realized gain (loss)	(1.05)	0.03	0.04	0.09	—
Benefit (Provision) for taxes on unrealized appreciation	0.03	(0.01)	(0.02)	—	—
Total from investment operations	1.86	0.61	0.83	1.45	0.10
Issuance of common shares	—	—	—	—	0.01
Reinvestments of stockholder distributions(2)	—	—	—	—	(0.41)
Sales Load	—	—	(0.01)	—	(0.07)
Stockholder distributions from:
Net investment income	(1.36)	(1.33)	(1.31)	(1.36)	(0.18)
Net realized capital gains	—	(0.03)	(0.12)	—	—
Other(3)	—	—	0.01	—	—
Net asset value at the end of year/period	$13.69	$13.19	$13.94	$14.54	$14.45
Per share market value at end of year/period	$12.06	$9.64	$11.78	$14.95	$16.38
Total return based on market value(4)	42.83%	(7.76)%	(13.09)%	0.42%	10.48%
Weighted average shares outstanding at the end of period	12,479,959	12,479,961	12,281,178	12,059,293	12,035,023
Ratio/Supplemental Data:
Net assets at the end of year/period	$170,881,785	$164,651,104	$173,949,452	$175,891,514	$173,845,955
Weighted average net assets	$165,189,142	$173,453,813	$176,458,141	$175,398,660	$173,845,955
Annualized ratio of gross operating expenses to net assets(7)(8)	13.20%	11.16%	9.92%	8.65%	5.49%
Annualized ratio of net operating expenses to net assets(7)(8)	13.20%	10.78%	9.12%	7.63%	5.50%
Annualized ratio of interest expense and other fees to net assets	4.84%	3.56%	3.01%	1.78%	0.26%
Annualized ratio of net investment income before fee waiver to net assets(7)	10.71%	9.11%	8.40%	8.11%	4.99%
Annualized ratio of net investment income to net assets(7)	10.71%	9.49%	9.19%	9.13%	4.99%
Portfolio Turnover(5)	16%	29%	19%	41%	35%
Notes Payable	25,000,000	25,000,000	25,000,000	110,000,000	38,000,000
Credit Facility Payable	116,000,000	109,500,000	106,500,000	9,000,000	45,000,943
SBA Debentures	65,000,000	65,000,000	16,250,000	—	—
Asset Coverage Ratio(6)	2.21x	2.22x	2.32x	2.48x	4.57x

(1)	Financial highlights are based on weighted average shares outstanding as of year/period ended.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 8 — FINANCIAL HIGHLIGHTS  – (continued)

(2)	The per share impact of the Company’s reinvestment of stockholder distributions has an impact to net assets of less than $0.01 per share during the applicable period.
(3)	Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of the period end.
(4)	Total return on market value is based on the change in market price per share since the end of the prior quarter and includes dividends paid. The total returns are not annualized.
(5)	Calculated as the lesser of purchases or paydowns divided by average portfolio balance and is not annualized.
(6)	Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period. SBA-guaranteed debentures are excluded from the numerator and denominator.
(7)	These ratios include the impact of the benefit (provision) for income taxes related to net unrealized loss (gain) on certain investments of $373,131, ($93,601) and ($288,122) for the years ended December 31, 2016, 2015 and 2014 respectively, which are not reflected in net investment income, gross operating expenses or net operating expenses. The benefit (provision) for income taxes related to net realized loss or unrealized loss (gain) on investments at taxable subsidiaries to net assets for the years ended December 31, 2016 and 2015 is (0.16)%, 0.05% and 0.17%, respectively.
(8)	Deferred offering costs of $261,761 for the year ended December 31, 2016 are not annualized.

NOTE 9 — CREDIT FACILITY

On November 7, 2012, the Company entered into a revolving credit facility (the “Credit Facility”) with various lenders. SunTrust Bank, one of the lenders, serves as administrative agent under the Credit Facility. The Credit Facility, as amended on November 21, 2014 and August 31, 2016, provides for borrowings in an aggregate amount of $120,000,000 on a committed basis with an accordion feature that allows the Company to increase the aggregate commitments up to $195,000,000, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. There can be no assurances that existing lenders will agree to such an increase, or that additional lenders will join the Credit Facility to increase available borrowings.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) LIBOR plus 2.625% with no LIBOR floor or (ii) 1.625% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 1, 2018.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash not held at the SBIC subsidiary, but excluding short term investments. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity test of at least 85% of adjusted borrowing base, (ii) maintaining an asset coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum shareholder’s equity. As of December 31, 2016, the Company was in compliance with these covenants. Additionally, the Credit Facility requires that the Company meet certain conditions in connection with incurring additional indebtedness under the Credit Facility, including that the Company have a minimum asset coverage ratio after giving effect to such borrowing. On August 31, 2016, the Credit Facility was amended to reduce asset coverage related to additional indebtedness from 2.25 to 2.20 to 1.0, as long as certain conditions are met. These conditions state that (i) the aggregate amount of PIK interest during the most recently ended fiscal quarter of the borrower does not exceed 2% of the aggregate amount of interest income that the borrower has received on all investments in the borrowing base during such fiscal quarter; (ii) the sum of the value of all non-accrual investments does not exceed 5% of the value of all

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 9 — CREDIT FACILITY  – (continued)

investments in the borrowing base and (iii) the borrower maintains a minimum liquidity test of at least 80% of adjusted borrowing base. As of December 31, 2016, these conditions were met.

As of December 31, 2016 and December 31, 2015, the outstanding balance under the Credit Facility was $116,000,000 and $109,500,000, respectively. The carrying amount of the amount outstanding under the Credit Facility approximates its fair value. The Company incurred total costs of $3,067,715 in connection with obtaining, amending, and maintaining the Credit Facility, which are being amortized over the life of the Credit Facility. As of December 31, 2016 and December 31, 2015, $828,792 and $1,302,627 of such prepaid loan structure fees and administration fees had yet to be amortized, respectively. These prepaid loan fees are presented on our consolidated statement of assets and liabilities as a deduction from the debt liability attributable to the Credit Facility as required by ASU No. 2015-3. See Note 1 for further discussion.

The following is a summary of the Credit Facility, net of prepaid loan structure fees:

	December 31, 2016	December 31, 2015
Credit Facility payable	$116,000,000	$109,500,000
Prepaid loan structure fees	828,792	1,302,627
Credit facility payable, net of prepaid loan structure fees	$115,171,208	$108,197,373

For the year ended December 31, 2016, the weighted average effective interest rate under the Credit Facility was approximately 3.2% (approximately 3.7% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $3,974,195 for the year ended December 31, 2016, of which $3,383,572 was interest expense, $471,501 was amortization of loan fees paid on the Credit Facility, $66,787 related to commitment fees on the unused portion of the Credit Facility, and $52,335 related to loan administration fees. The Company paid $3,423,226 in interest expense and unused commitment fees for the year ended December 31, 2016. The average borrowings under the Credit Facility for the year ended December 31, 2016 were $106,601,093.

For the year ended December 31, 2015, the weighted average effective interest rate under the Credit Facility was approximately 2.9% (approximately 3.5% including commitment fees and other loan fees). Interest is paid quarterly in arrears. The Company recorded interest and fee expense on the Credit Facility of $3,571,940 for the year ended December 31, 2015, of which $2,962,885 was interest expense, $473,398 was amortization of loan fees paid on the Credit Facility, $87,052 related to commitment fees on the unused portion of the Credit Facility, and $48,605 related to loan administration fees. The Company paid $3,096,966 in interest expense and unused commitment fees for the year ended December 31, 2015. The average borrowings under the Credit Facility for the year ended December 31, 2015 were $102,800,824.

For the year ended December 31, 2014, the weighted average effective interest rate under the Credit Facility was approximately 3.2% (approximately 3.9% including commitment fees on the unused portion and other loan fees for the Credit Facility). Interest is paid quarterly in arrears. The Company recorded interest and fee expense of $4,094,945 for the year ended December 31, 2014, of which $3,296,026 was interest expense, $558,481 was amortization of loan fees paid on the Credit Facility, $191,516 related to commitment fees on the unused portion of the Credit Facility, and $48,922 related to loan administration fees. The Company paid $3,607,979 in interest expense and unused commitment fees for the year ended December 31, 2014. The average borrowings under the Credit Facility for the year ended December 31, 2014 were $103,714,726.

NOTE 10 — SBA-GUARANTEED DEBENTURES

Due to the SBIC subsidiary’s status as a licensed SBIC, we have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 10 — SBA-GUARANTEED DEBENTURES  – (continued)

can have outstanding debentures guaranteed by the SBA subject to a regulatory leverage limit, up to two times the amount of regulatory capital. As of both December 31, 2016 and December 31, 2015, the SBIC subsidiary had $32.5 million in regulatory capital, as such term is defined by the SBA.

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On August 12, 2014, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $65 million (based on current regulatory capital, as such term is defined by the SBA, of $32.5 million) more than we would otherwise be able to absent the receipt of this exemptive relief.

On a stand-alone basis, the SBIC subsidiary held $106,280,627 and $99,126,529 in assets at December 31, 2016 and December 31, 2015, respectively, which accounted for approximately 28.0% and 26.8% of our total consolidated assets at December 31, 2016 and December 31, 2015, respectively.

Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. As of both December 31, 2016 and December 31, 2015, the SBIC subsidiary had $65,000,000 of SBA-guaranteed debentures outstanding, which mature ten years from issuance. The first maturity related to the SBIC-guaranteed debentures does not occur until 2025, and the remaining weighted average duration of all of our outstanding SBA-guaranteed debentures is approximately 8.9 years as of December 31, 2016.

As of December 31, 2016 and December 31, 2015, the carrying amount of the SBA-guaranteed debentures approximated their fair value. The fair values of the SBA-guaranteed debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA-guaranteed debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2016 and December 31, 2015 the SBA-guaranteed debentures would be deemed to be Level 3, as defined in Note 6.

As of December 31, 2016, the Company has incurred $2,226,250 in financing costs related to the SBA-guaranteed debentures. As of December 31, 2016 and December 31, 2015, $1,657,964 and $1,984,154 of prepaid financing costs had yet to be amortized, respectively. These prepaid loan fees are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3. See Note 1 for further discussion.

The following is a summary of the SBA-guaranteed debentures, net of prepaid loan fees:

	December 31, 2016	December 31, 2015
SBA-guaranteed debentures payable	$65,000,000	$65,000,000
Prepaid loan fees	1,657,964	1,984,154
SBA-guaranteed debentures, net of prepaid loan fees	$63,342,036	$63,015,846

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 10 — SBA-GUARANTEED DEBENTURES  – (continued)

For the year ended December 31, 2016, the weighted average effective interest rate for the SBA-guaranteed debentures was approximately 2.9% (approximately 3.4% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA-guaranteed debentures of $2,203,208 for the year ended December 31, 2016, of which $1,877,017 was interest expense, and $326,191 was amortization of loan fees. The Company paid $1,500,528 of interest expense during the year ended December 31, 2016. The average borrowings of SBA-guaranteed debentures for the year ended December 31, 2016 were $65,000,000.

For the year ended December 31, 2015, the weighted average effective interest rate for the SBA-guaranteed debentures was approximately 2.2% (approximately 3.0% including loan fees). Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA-guaranteed debentures of $765,011 for the year ended December 31, 2015, of which $560,031 was interest expense, and $204,980 was amortization of loan fees. The Company paid $289,018 of interest expense during year ended December 31, 2015. The average borrowings of SBA-guaranteed debentures for the year ended December 31, 2015 were $25,437,671.

For the year ended December 31, 2014, the weighted average effective interest rate for the SBA-guaranteed debentures was approximately 1.0% (approximately 2.3% including loan fees), which reflects a lower pre-pooling rate that increases when the SBA-guaranteed debentures pool in March and September. Interest is paid semi-annually. The Company recorded interest and fee expense on the SBA-guaranteed debentures of $64,488 for the year ended December 31, 2014, of which $27,372 was interest expense, and $37,116 was amortization of loan fees. The company paid no interest expense during the year ended December 31, 2014. The average borrowings of SBA-guaranteed debentures for the year ended December 31, 2014 were $13,082,278.

NOTE 11 — NOTES

On May 5, 2014, the Company closed a public offering of $25,000,000 in aggregate principal amount of 6.50% notes (the “Notes”). The Notes mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2016. The Notes bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year. The Notes are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the SBIC subsidiary. The net proceeds to the Company from the sale of the Notes, after underwriting discounts and offering expenses, were approximately $24.1 million. The Company used all of the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility. On both December 31, 2016 and December 31, 2015, the carrying amount of the Notes was approximately $25,000,000 and the fair value of the Notes was approximately $25.2 million and $24.6 million, respectively. The Notes are listed on New York Stock Exchange under the trading symbol “SCQ”. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to sufficient trading volume.

In connection with the issuance of the Notes, we incurred $929,570 of fees which are being amortized over the term of the Notes. As of December 31, 2016 and December 31, 2015 $434,109 and $618,892 of such prepaid loan structure fees and administration fees had yet to be amortized, respectively. These financing costs are presented on the consolidated statement of assets and liabilities as a deduction from the debt liability as required by ASU No. 2015-3. See Note 1 for further discussion.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 11 — NOTES  – (continued)

The following is a summary of the Notes Payable, net of deferred financing costs:

	December 31, 2016	December 31, 2015
Notes payable	$25,000,000	$25,000,000
Deferred financing costs	434,109	618,892
Notes payable, net of deferred financing costs	$24,565,891	$24,381,108

For the year ended December 31, 2016, the Company incurred interest and fee expense on the Notes of $1,814,783, of which $1,625,000 was interest expense, $184,933 was amortization of loan fees paid on the Notes, and $4,850 related to administration fees. The Company paid $1,625,000 in interest expense on the Notes during the period.

For the year ended December 31, 2015, the Company incurred interest and fee expense on the Notes of $1,840,064, of which $1,625,000 was interest expense, $209,703 was amortization of loan fees paid on the Notes, and $5,361 related to administration fees. The Company paid $1,625,000 in interest expense on the Notes during the period.

For the period from May 5, 2014 to December 31, 2014, the Company incurred interest and fee expense on the Notes of $1,155,892, of which $1,065,278 was interest expense, $89,676 was amortization of loan fees paid on the Notes, and $938 related to administration fees. The Company paid $857,639 in interest expense on the Notes during the period.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) a requirement that the Company comply with the asset coverage requirements of the 1940 Act or any successor provisions, and (ii) a requirement to provide financial information to the holders of the notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Exchange Act.

NOTE 12 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth the results of operations for the years ended December 31, 2016, 2015, and 2014. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2016
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total Invesment Income	$9,467,833	$9,623,169	$10,202,753	$10,196,442
Net Investment Income	$4,099,290	$3,945,102	$4,608,743	$4,659,066
Net Increase in Net Assets from Operations	$2,523,849	$5,029,920	$9,927,466	$5,717,827
Total Investment Income per share(1)	$0.76	$0.77	$0.82	$0.82
Net Investment Income per share(1)	$0.33	$0.32	$0.37	$0.37
Net Increase in Net Assets from Operations per share(1)	$0.20	$0.41	$0.80	$0.45

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 12 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)  – (continued)

	2015
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total Invesment Income	$8,714,091	$8,690,462	$8,602,813	$9,151,193
Net Investment Income	$3,843,415	$3,995,487	$3,819,631	$4,888,595
Net Increase (decrease) in Net Assets from Operations	$5,393,374	$4,000,993	$(624,337)	$(1,099,494)
Total Investment Income per share(1)	$0.70	$0.70	$0.69	$0.73
Net Investment Income per share(1)	$0.31	$0.32	$0.31	$0.39
Net Increase (decrease) in Net Assets from Operations per share(1)	$0.43	$0.32	$(0.05)	$(0.09)

	2014
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total Invesment Income	$7,849,246	$8,012,709	$7,822,497	$8,640,395
Net Investment Income	$3,761,044	$3,704,862	$5,250,497	$3,795,694
Net Increase in Net Assets from Operations	$4,343,761	$2,711,567	$2,113,431	$1,010,383
Total Investment Income per share(1)	$0.65	$0.66	$0.63	$0.69
Net Investment Income per share(1)	$0.31	$0.31	$0.42	$0.30
Net Increase in Net Assets from Operations per share(1)	$0.36	$0.22	$0.17	$0.08

(1)	Per share amounts are calculated using weighted average shares outstanding during the period.

NOTE 13 — INCOME TAXES

As of both December 31, 2016 and December 31, 2015, the Company had $1,307,452 and $18,682, respectively, of undistributed ordinary income.(1) Undistributed capital gains were $0 for the periods ended December 31, 2016 and December 31, 2015. All of the undistributed ordinary income as of December 31, 2016 will have been distributed within the required period of time such that the Company will not have to pay corporate-level U.S. federal income tax for the year ended December 31, 2016. We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income to the extent we did not distribute an amount equal to at least 98% of our net ordinary income plus 98.2% of our capital gain net income attributable to the period. The Company has accrued $22,663 and $0 of U.S. federal excise tax for the years ended December 31, 2016 and December 31, 2015, respectively.

Ordinary dividend distributions from a RIC do not qualify for the reduced maximum tax rate on qualified dividend income from domestic corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax character(2) of distributions paid in the years ended December 31, 2016 and 2015 was as follows:

	December 31, 2016	December 31, 2015
Ordinary income	$16,968,350	$16,203,494
Distributions of long-term capital gains(2)		765,390
Total distributions accrued or paid to common stockholders	$16,968,350	$16,968,884

(1)	The Company’s taxable income for each period is an estimate and will not be finally determined until the Company files its tax return for each year. Therefore, final taxable income earned in each period, and the

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 13 — INCOME TAXES  – (continued)

undistributed ordinary income and capital gains for each period carried forward for distribution in the following period, may be different than this estimate.
(2)	Distributions of long-term capital gains of $765,390 as of December 31, 2015 differs from distributions of net capital gains on the Consolidated Statement of Changes in Net Assets because certain prepayment gains are characterized differently for tax reporting purposes.

At December 31, 2016, 2015 and 2014, the components of undistributed earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Balance Sheet as “Distributions in excess of net investment income” and “Accumulated undistributed net realized gain.” Differences for tax reporting arise from permanently disallowed items, as well as temporary differences in reporting primarily relating to the amortization of certain start-up and organizational costs and expenses incurred by the Taxable Subsidiaries included in the calculation of net investment income but excluded from the calculation of distributable taxable income.

	December 31, 2016	December 31, 2015	December 31, 2014
Distributions in excess of net investment income	$(435,794)	$(779,643)	$(779,643)
Cumulative permanent differences related to net investment income	434,654	147,894	108,822
Cumulative temporary differences related to net investment income	1,308,592	650,431	763,310
Accumulated undistributed taxable income	$1,307,452	$18,682	$92,489

The aggregate gross unrealized appreciation and depreciation, the net unrealized appreciation, and the aggregate cost of the Company’s portfolio company securities for federal income tax purposes as of December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Aggregate cost of portfolio securities for federal income tax purposes	$362,217,251	$364,212,459
Gross unrealized appreciation of portfolio company securities	7,011,949	2,007,549
Gross unrealized depreciation of portfolio company securities	(3,603,309)	(17,202,311)
Net unrealized appreciation (depreciation) of portfolio company securities	$3,408,640	$(15,194,762)

As of December 31, 2016, an unrealized loss and a capital loss carryover were generated in two Taxable Subsidiaries of SCIC, creating a deferred tax asset. Due to the nature of the entity a valuation allowance was established when management determined it is more likely than not that some of the deferred tax assets will not be realized. Although our future projections indicate that we may be able to realize some of these deferred tax assets, due to the degree of uncertainty of these projections, management has recorded a deferred tax asset valuation allowance of $4,092,120 for SCIC — Consolidated Blocker, Inc. and $52,597 for SCIC — SKP Blocker 1, Inc. for a combined deferred tax asset valuation allowance of $4,144,717. The Company has recorded a $8,593 deferred tax liability associated with the unrealized gain in SCIC — APE Blocker 1, Inc. which is reported on the Consolidated Statements of Assets and Liabilities.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

NOTE 13 — INCOME TAXES  – (continued)

	2016	2015
Deferred Tax Asset	$86,643	$115,666
Capital Loss Carryover	4,442,403	—
Deferred Tax Liability	$(392,922)	$(426,089)
Total Deferred Tax Asset (Liability) before Valuation Allowance	4,136,124	(310,423)
Deferred Tax Valuation Allowance	$(4,144,717)	$(71,300)
Net Deferred Tax Liability	$(8,593)	$(381,723)

Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The 2013, 2014 and 2015 federal tax years for the Company remain subject to examination by the Internal Revenue Service.

NOTE 14 — SUBSEQUENT EVENTS

Investment Portfolio

On January 5, 2017, the Company sold its position in Securus Technologies Holdings, Inc for proceeds of $8.4 million. We realized a loss of $41K upon the sale.

On January 25, 2017, the Company received full repayment on the first lien term loan of Momentum Telecom, Inc for proceeds of $15.3 million, including a $0.2 million premium.

On February 1, 2017, the Company’s first lien term loan in Glori Energy Production, Inc was converted to an equity position at par equal to $1.7 million.

On February 3, 2017, the Company invested $6.3 million in the unsecured term loan of Time Manufacturing, Inc, a global manufacturer of vehicle-mounted aerial lift equipment. Additionally, the Company invested $0.5 million in the equity of the company.

On February 8, 2017, the Company received full repayment on the second lien term loan of MTC Intermediate Holdco for proceeds of $10.4 million, including a $0.1 million prepayment fee. Additionally, the Company received a dividend of $0.7 million in proceeds for the equity in MTC Parent, LP.

On March 1, 2017, the Company received full repayment on the first lien term loan of 360 Holdings Corp for proceeds of $4.0 million.

Credit Facility

The outstanding balance under the Credit Facility as of March 8, 2017 was $103.8 million.

Dividend Declared

On January 13, 2017, the Company’s board of directors declared a regular monthly dividend for each of January 2017, February 2017 and March 2017 as follows:

Declared	Ex-Dividend Date	Record Date	Payment Date	Amount per Share
1/13/2017	1/27/2017	1/31/2017	2/15/2017	$0.1133
1/13/2017	2/24/2017	2/28/2017	3/15/2017	$0.1133
1/13/2017	3/29/2017	3/31/2017	4/14/2017	$0.1133

Stellus Capital Investment Corporation

$30,000,000

    % Notes due 2022

PRELIMINARY PROSPECTUS

Keefe, Bruyette & Woods

                                        A Stifel Company

Janney Montgomery Scott	Ladenburg Thalmann

BB&T Capital Markets	Oppenheimer & Co.

          , 2017